================================================================================

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                               (AMENDMENT NO. 4)


Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12


                              REALTY REFUND TRUST
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              REALTY REFUND TRUST
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of Filing Fee (Check the appropriate box):
[ ]  No fee required.
[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
         Shares of Beneficial Interest Without Par Value


     (2) Aggregate number of securities to which transaction applies:  1,020,586



     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): $7,567,055, which is the sum of (i) $3,376,969, being the value of the property being acquired directly by the Trust, and (ii) $4,190,086, being the Trust's ratable interest in the property being acquired by the partnership of which the Trust will be the general partner.



     (4) Proposed maximum aggregate value of transaction: $7,567,055



     (5) Total fee paid:  $1,552


[X]  Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form of schedule and the date of its filing.


     (1) Amount Previously Paid:  N/A

     (2) Form, Schedule or Registration Statement No.:  N/A

     (3) Filing Party:  N/A

     (4) Date Filed:  N/A

================================================================================

LOGO

                                                             REALTY REFUND TRUST


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD JANUARY 28, 1998


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Realty ReFund Trust, an unincorporated Ohio real estate investment trust, will be held at 10:00 a.m. on January 28, 1998 at National City Bank, 1900 East Ninth Street, 4th Floor Annex, Meeting Room B, Cleveland, Ohio 44114 for the purpose of considering and acting upon:


     1. The approval of the Formation Transactions (as defined herein), which will result in a change in control of the Trust and the replacement of the Trustees nominated herein;

     2. The election of five (5) Trustees, each to hold office until the next Annual Meeting of Shareholders and until his successor shall be elected and qualified, who will be replaced if the Formation Transactions are approved;

     3. The adoption and approval of the Second Amended and Restated Declaration of Trust of Realty ReFund Trust;

     4. The adoption and approval of the Realty ReFund Trust 1997 Stock Incentive and Option Plan; and

     5. The transaction of any other business which properly may come before the meeting and any adjournments thereof.

     The Trust's Second Amended and Restated Declaration of Trust and the Trust's 1997 Stock Incentive and Option Plan will not be implemented unless the Formation Transactions are approved, ratified and consummated. Likewise, the Formation Transactions will not be approved, ratified and consummated unless the Trust's Second Amended and Restated Declaration of Trust and the Trust's 1997 Stock Incentive and Option Plan are approved.

     Only shareholders of record at the close of business on December 24, 1997 are entitled to notice of and to vote at the Annual Meeting and at any and all adjournments or postponements thereof. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at the office of the Secretary of the Trust, 1385 Eaton Center, Cleveland, Ohio, for at least ten days prior to the Annual Meeting, and also will be available for inspection at the Annual Meeting.

                                          By Order of the Board of Trustees

                                          CHRISTINE TURK,
                                          Secretary

Cleveland, Ohio
December 26, 1997

                             YOUR VOTE IS IMPORTANT

EACH SHAREHOLDER IS URGED TO COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ENCLOSED PROXY TO THE TRUST IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. RETURNING A SIGNED PROXY WILL NOT PREVENT YOU FROM ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON, IF YOU SO DESIRE.

                               TABLE OF CONTENTS



                                                                                     PAGE
                                                                                     ----
VOTING RIGHTS AND SOLICITATION OF PROXIES..........................................     1
PROPOSAL 1 -- APPROVAL AND RATIFICATION OF THE FORMATION TRANSACTIONS..............     3
     Overview of the Formation Transactions........................................     3
          Overview.................................................................     3
          Certain Conflicts of Interest............................................     4
     Background of the Formation Transactions......................................     5
     The Formation Transactions....................................................     7
          The Formation Agreement..................................................     7
          Formation of RRF Limited Partnership.....................................     8
          Acquisition of Buenaventure Properties, Inc..............................    10
          Leasing and Management of the Hotels.....................................    10
          Acquisition of MARA......................................................    13
          Purchase of Outstanding Common Shares....................................    14
          Issuance of Additional Common Shares.....................................    14
          Termination of Certain Employment Agreements.............................    14
          Representations and Warranties...........................................    14
          Termination..............................................................    14
          Conditions to the Closing of the Formation Transactions..................    15
     Plans for the Trust...........................................................    15
          Business Objectives......................................................    15
          Business Strategy........................................................    15
          Anticipated Dividend Policy..............................................    17
     Composition of Board of Trustees and Management...............................    18
     Appraisal Rights..............................................................    19
     Limitations on the Use of Certain Tax Loss Carry Forwards.....................    19
     Certain Pending Litigation....................................................    20
     Selected Historical and Pro Forma Financial and Operating Data................    20
     Management's Discussion and Analysis of Financial Condition and Results of
      Operations...................................................................    31
          Overview.................................................................    31
          General..................................................................    31
          Pro Forma Results of Operations for the Consolidated Company.............    31
          Pro Forma Results of Operations of Lessee................................    32
          Results of Operations of the Hotels......................................    33
          Liquidity and Capital Resources..........................................    35
          Inflation................................................................    36
          Seasonality..............................................................    37
          Forward-Looking Statements...............................................    37
     Information Regarding HCI and its Affiliates..................................    37
          Background...............................................................    37
          Business.................................................................    38
          The Properties...........................................................    38
          Other Properties Owned...................................................    45
     Interests of Certain Persons in the Formation Transactions....................    46
     Purpose of Solicitation.......................................................    46
     Opinion of Brown, Gibbons, Lang & Company, L.P................................    46
     Recommendation of the Trustees and the Trust's Reasons for the Transaction....    48
     Accounting Treatment of the Formation Transactions............................    49
     Federal Income Tax Consequences...............................................    50
          General..................................................................    50

                                                                                     PAGE
                                                                                     ----
          Taxation of the Trust as a REIT..........................................    50
          Requirements for Qualification as a REIT.................................    51
          Certain Federal Income Tax Consequences Associated with the Leases.......    53
     Tax Aspects of the Trust's Investment in RRF-LP...............................    56
          Entity Classification....................................................    56
          Tax Allocations with Respect to the Properties...........................    56
          Basis in Partnership Interest............................................    57
PROPOSAL 2 -- ELECTION OF TRUSTEES.................................................    57
     Compensation of Trustees and Executive Officers...............................    58
     Trust Performance Graph.......................................................    59
     Certain Transactions..........................................................    59
     Involvement in Certain Legal Proceedings......................................    60
PROPOSAL 3 -- ADOPTION AND RATIFICATION OF SECOND AMENDED AND RESTATED DECLARATION
  OF TRUST OF REALTY REFUND TRUST..................................................    60
     General.......................................................................    60
     Share Ownership Limitation....................................................    61
     Staggered Terms for Trustees..................................................    62
     Ability to Issue Multiple Classes of Shares...................................    62
PROPOSAL 4 -- ADOPTION AND RATIFICATION OF 1997 REALTY REFUND TRUST STOCK INCENTIVE
  AND OPTION PLAN..................................................................    63
     Plan Summary..................................................................    63
     Administration................................................................    63
     Participants..................................................................    63
     Number of Common Shares Available under the Plan..............................    63
     Restricted Stock..............................................................    63
     Performance Awards............................................................    64
     Stock Options.................................................................    64
     Stock Appreciation Rights.....................................................    65
     Effect on Change in Control...................................................    65
     Term of the Plan..............................................................    65
     Amendment Procedures..........................................................    66
     Certain Federal Income Tax Consequences.......................................    66
     Vote Required.................................................................    67
BENEFICIAL OWNERSHIP OF COMMON SHARES..............................................    67
CERTAIN INFORMATION REGARDING THE MARKET PRICE FOR THE COMMON SHARES...............    68
SELECTION OF ACCOUNTANTS...........................................................    68
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934...............    68
OTHER MATTERS......................................................................    69
SHAREHOLDER PROPOSALS..............................................................    69
REVOCATION OF PROXIES..............................................................    69
DOCUMENTS INCORPORATED BY REFERENCE................................................    69
ADDITIONAL INFORMATION.............................................................    70
GLOSSARY OF CERTAIN DEFINED TERMS..................................................    71
INDEX TO FINANCIAL STATEMENTS......................................................   F-1

                                                                                     PAGE
                                                                                     ----
ANNEXES
     Annex A -- Formation Agreement................................................   A-1
     Annex B -- Limited Partnership Agreement of RRF-LP............................   B-1
     Annex C -- Form of Percentage Lease...........................................   C-1
     Annex D -- Form of Management Agreement.......................................   D-1
     Annex E -- Opinion of Brown, Gibbons, Lang & Company, L.P.....................   E-1
     Annex F -- Second Amended and Restated Declaration of Trust...................   F-1
     Annex G -- Realty ReFund Trust 1997 Stock Incentive and Option Plan...........   G-1

LOGO


                                                             REALTY REFUND TRUST


                                                               1385 EATON CENTER


                                                             CLEVELAND, OH 44114


                         ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD JANUARY 28, 1998

                                PROXY STATEMENT


     This Proxy Statement is being furnished to the shareholders of Realty ReFund Trust (the "Trust") in connection with the solicitation of proxies by the Board of Trustees of the Trust (the "Trustees") for use at the Annual Meeting of Shareholders of the Trust to be held at 10:00 a.m. on January 28, 1998 at National City Bank, 1900 East Ninth Street, 4th Floor Annex, Meeting Room B, Cleveland, Ohio 44114 and at any and all adjournments or postponements thereof. At the Annual Meeting, the shareholders will be asked to consider and vote upon:


     1. The approval and ratification of the series of transactions described below (the "Formation Transactions"), which will result in a change in control of the Trust and the replacement of the Trustees nominated herein;

     2. The election of five (5) Trustees, each to hold office until the next Annual Meeting of Shareholders and until his successor shall be elected and qualified, who will be replaced if the Formation Transactions are approved;

     3. The adoption and approval of the Second Amended and Restated Declaration of Trust of Realty ReFund Trust;

     4. The adoption and approval of the Realty ReFund Trust 1997 Stock Incentive and Option Plan; and

     5. The transaction of any other business which properly may come before the meeting and any adjournments thereof.

This Proxy Statement and the enclosed form of proxy are first being mailed to shareholders of the Trust on or about December 26, 1997.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

     Only holders of record of the Trust's shares of beneficial interest without par value (the "Common Shares") at the close of business on December 24, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, there were 1,020,586 Common Shares outstanding. The casting of a vote, either in person or by proxy, by the holders of at least 510,294 Common Shares is necessary to constitute a quorum at the Annual Meeting. Neither abstentions nor broker non-votes, if any, will be included for purposes of determining the presence of a quorum at the Annual Meeting.

     Each shareholder will be entitled to one vote per share, in person or by proxy, for each Common Share held in such shareholder's name as of the Record Date on any matter submitted to a vote of shareholders at the Annual Meeting. Approval of each Proposal will require the affirmative vote of a majority of the votes cast by holders of Common Shares present in person or represented at the Annual Meeting, provided that a quorum is present at the Annual Meeting. The Trustees and certain members of their immediate families, who collectively owned 200,531 Common Shares (or 19.6% of the outstanding Common Shares) as of the Record Date, have indicated that they intend to vote in favor of the Proposal to ratify and approve the Formation Transactions.

     Common Shares represented by properly executed proxies received in time for voting at the Annual Meeting will be voted in accordance with the instructions indicated thereon, unless such proxy previously has been revoked. In the absence of specific instructions to the contrary, the persons named in the accompanying form of proxy intend to vote all properly-executed proxies received by them FOR each of the Proposals. The persons named in the accompanying form of proxy may vote properly-executed proxies received by them to adjourn the Annual Meeting to another date and/or place for any proper purpose (including, without limitation, for the purpose of soliciting additional proxies), and may vote on procedural matters incidental to the business set forth in the Notice of Annual Meeting accompanying this Proxy Statement.

     This solicitation is being made by the Trust. In addition to the solicitation of proxies by mail, regular officers and employees of the Trust may solicit the return of proxies by mail, telephone, telegram or personal contact, for which they will not receive additional compensation. The Trust will pay the cost of soliciting proxies in the accompanying form. The Trust will reimburse brokers or other persons holding Common Shares in their names or in the names of their nominees for their reasonable expenses in forwarding proxy material to the beneficial owners of such Common Shares. The Trust has retained Corporate Investor Communications, Inc. to perform solicitation services in connection with this proxy statement. For such services, Corporate Investor Communications will receive a fee of approximately $10,000 and will be reimbursed for certain out-of-pocket expenses and indemnified against certain liabilities incurred in connection with this proxy solicitation.

     The execution of the enclosed proxy will not prevent a shareholder from attending the Annual Meeting and voting in person. Any proxy may be revoked at any time prior to the exercise thereof by delivering in a timely manner a written revocation or a new proxy bearing a later date to the Secretary of the Trust, 1385 Eaton Center, Cleveland, Ohio 44114 or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute a revocation of proxy.

     The principal executive offices of the Trust are located at 1385 Eaton Center, Cleveland, Ohio 44114. Its telephone number is (216) 771-7663.

     The Trust expects that representatives of Arthur Andersen LLP, the Trust's independent accountants, will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

     The Trust currently is not aware of any business other than the Proposals to be brought before the Annual Meeting. If any matters come before the Annual Meeting which are not directly referred to in this Proxy Statement, including matters incident to the conduct of the Annual Meeting, the proxy holders will vote the Common Shares represented by the proxies in accordance with the recommendations of the Trust's management.

           THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH OF THE
                  PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

                                   PROPOSAL 1

            APPROVAL AND RATIFICATION OF THE FORMATION TRANSACTIONS

Approval of the Formation Transactions will result in the replacement of the Trustees nominated herein. See "Composition of Board of Trustees and Management", below.

OVERVIEW OF THE FORMATION TRANSACTIONS

  Overview.

     Proposal 1 seeks shareholder approval of the Formation Transactions, as described more fully below. The effect of the Formation Transactions would be to re-direct the investment focus of the Trust from its prior investment strategy of making wrap-around mortgage loans to the equity ownership of hotel properties, initially located in the southwestern United States. The Formation Transactions, if approved, also would result in the replacement of the Trustees nominated herein and the acquisition of the Trust's investment advisor, Mid-America ReaFund Advisors, Inc. ("MARA"), which presently is owned by the Trust's Co-Chief Executive Officers, which would constitute a change in control of the Trust.

     The Trustees believe that this restructuring, and the potential increased liquidity, capacity for growth, and access to capital which the Trust expects to be realized as a result of the restructuring, will present a realistic opportunity for the realization of value by the Trust's shareholders through potential increases in cash flow available for distribution and through potential appreciation in the value of the Common Shares. The Trustees have entered into the Formation Transactions as a response to the decreasing viability of the Trust's historical wrap-around mortgage lending strategy and to the maturation and winding down of the Trust's existing investment portfolio.


     In general terms, the Formation Transactions will result in the formation of a limited partnership by the Trust and Hospitality Corporation International ("HCI"), a privately-held Arizona corporation. HCI and its principal, James F. Wirth, through affiliated entities, control seven all-suite hotel properties, comprising 1,036 hotel studio and two-room suites, in Tucson, Phoenix, Scottsdale, Tempe, Flagstaff and Yuma, Arizona and in Ontario, California (the "Hotels"), five of which are owned by partnerships (the "Hotel Partnerships") and the remaining two of which are owned by corporations (the "Hotel Corporations"). The Trust will be the 13% general partner, and the investors in the five Hotel Partnerships that accept the proposed exchange (as described below) and one of the Hotel Corporations will be the 87% limited partners, in such newly-formed limited partnership, thus restructuring the Trust into an "umbrella partnership REIT", or "UPREIT". This newly-formed limited partnership will own substantial interests in the five Hotel Partnerships and directly will own the Flagstaff Hotel, with the remaining Hotel being acquired directly by a newly-formed subsidiary of the Trust, all as described in more detail below.



     The Trust expects that, following consummation of the Formation Transactions, the Common Shares will continue to be listed on the NYSE and to be freely tradeable, and that the shareholders will continue to have the option to hold the Common Shares or sell them in the open market. Subsequent to the consummation of the Formation Transactions, the Trust's shareholders will continue to own their respective identical shares of beneficial interest in the Trust and no changes in the rights of the holders of the Trust's shares will be effected by the Formation Transactions. The Formation Transactions will be accounted for using the purchase method of accounting. See "ACCOUNTING TREATMENT OF THE FORMATION TRANSACTIONS", below. The Trust and HCI are of the view that, giving effect to the Formation Transactions, the Trust will continue to qualify for treatment as a "real estate investment trust" under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"), and that, in connection therewith, the leases to be entered into by the newly-formed limited partnership in respect of each hotel will constitute true leases for federal income tax purposes and that such limited partnership will be taxed as a partnership (rather than an association taxable as a corporation) for federal income tax purposes. See "FEDERAL INCOME TAX CONSEQUENCES" and "TAX ASPECTS OF THE TRUST'S INVESTMENT IN RRF-LP", below.

     Absent approval and consummation of the Formation Transactions, the Trustees believe that there is a substantial likelihood that the Trust will liquidate and cease to operate and that the shareholders will realize only their ratable portions of any net liquidation proceeds, which the Trust presently estimates would not exceed $2.20 per Common Share.


     As a component of the Formation Transactions, MARA will be acquired by the principals of HCI. Further, such principals will acquire certain outstanding and newly-issued Common Shares, the existing Trustees will resign and their positions will be filled by appointees of HCI, and certain other concurrent transactions will occur, all as described more fully below under "THE FORMATION TRANSACTIONS". The Trust believes that the replacement management of the Trust possesses the requisite skill and expertise to accomplish the objectives of the Trust as described in this Proposal.



     Other than as described above, and except for the agreements of the Trust and MARA to continue certain indemnification of their respective officers and trustees or directors (see " -- Composition of Board of Trustees and Management", below), the resigning trustees will receive no compensation or other consideration upon the completion of the Formation Transactions.


  Certain Conflicts of Interest.

     In considering the recommendation of the Trustees in respect of the Formation Transactions, shareholders should be aware that certain of the Trustees have interests in the Formation Transactions that are in addition to the interests of the Trust's shareholders generally and that certain conflicts of interest may arise from the consummation of the Formation Transactions.


     Alan M. Krause owns approximately 18% of the outstanding Common Shares and is Chairman and Co-Chief Executive Officer of the Trust. James H. Berick is President and Co-Chief Executive Officer of the Trust, and he and members of his immediate family own approximately 1.5% of the outstanding Common Shares. Messrs. Krause and Berick own 100% of the capital stock of MARA, which is to be purchased by Mr. and Mrs. Wirth as described below under " -- Acquisition of Mid-America ReaFund Advisors". In addition, 162,200 of Mr. Krause's Common Shares, and 12,600 of the Common Shares of Mr. Berick and his family members, are to be purchased by InnSuites or its nominees as described below under "-- Acquisition of Certain Outstanding Shares."



     Mr. James Wirth will derive benefits from the operation of the Hotels by Lessee, the management of the Hotels by Manager, and the license agreements to be entered into with the Licensing Company, all as described below under "THE FORMATION TRANSACTIONS -- Leasing and Management of the Hotels". Accordingly, he has faced conflicts of interest in connection with the structuring of the Leases, the management agreement and the license agreements and may face such conflicts upon renewals thereof. He will also face conflicts of interest in connection with the structuring of leases for hotels the Trust may acquire in the future and lease to Lessee and in operating the Hotels and such other acquired hotels in a manner that may maximize profits for Lessee, in which Mr. Wirth and his spouse, through their 100% ownership of InnSuites Innternational Hotels, Inc., will own a 9.8% interest, without necessarily benefitting the Trust. Determinations to be made on behalf of the Trust in connection with any such conflict will be subject to the approval of the Trust's independent Trustees. Also, unlike public shareholders, certain HCI affiliates will own Interests in RRF-LP in addition to Common Shares. As a result, Mr. Wirth will also face conflicts of interest in making determinations on behalf of the Trust in his capacity as Chief Executive Officer of the Trust and MARA as to the sale of a Hotel because the sale of a Hotel by RRF-LP may result in different and more adverse tax consequences to these HCI affiliates (including himself) than would be experienced by the Trust, even though that sale might otherwise be financially advantageous to the Trust and the public shareholders. In addition, if the Trust sells a Hotel to a non-affiliate and terminates the related Lease in connection therewith, the Trust must pay Lessee the fair market value of its leasehold interest in the remaining term of that Lease. Mr. Wirth, in making determinations on behalf of the Trust in his capacity as Chief Executive Officer of the Trust and MARA, will face conflicts of interest in respect of any terminations of a Lease as a result of the 9.8% interest in Lessee held by Mr. Wirth and his spouse through their 100% ownership of InnSuites Innternational Hotels, Inc. See "INTERESTS OF CERTAIN PERSONS IN THE FORMATION

TRANSACTIONS" and "THE FORMATION TRANSACTIONS -- Leasing and Management of the Hotels", below.



A chart setting forth the ownership structure of the Trust, MARA, the limited partnership referenced above, the Hotels, and the other entities to be formed as a result of the Formation Transactions is set forth below.


                          HCI/REALTY REFUND STRUCTURE

        ------------    Advisory    ---------------
        |         1|    Agreement   |             |
        |   MARA   |----------------| RRF("REIT") |
        |          |                |             |
        ------------                ---------------
             |      Advisory               |
             |      Agreement              |   GP(13%)
             -------------------------     |
                                      |    |
        ------------            --------------------------                ---------------
        |         2|            |                         |    LP(87%)    |             |
        |   REIT   |            |RRF Limited Partnership  |---------------|Participating|
        |SUBSIDIARY|            |("Operating Partnership")|               |  Partners   |
        |          |            |                         |               |             |
        ------------    -----------------------------------------------   ---------------
             |          |         |         |         |        |       |
             |          |         |         |         |        |       |
             |      100%|      99%|      88%|      88%|     99%|   100%|
             |    ---------    -------    -----    ------    -----    -------
             |   |Flagstaff|  |Phoenix|   |Yuma|  |Tuscon|  |Tempe|  |Ontario|
             |    ---------    -------    -----    ------    -----    -------
             |      Lease       Lease     Lease     Lease    Lease      Lease
             |                                                             ---------------
         100%|                                                            |              4|
        ----------                 -------------------------              | Innternational|
       |Scottsdale|               |                        3|             |  Hotels, Inc. |
        ----------                |Realty Hotel Lessee Corp.| Management   ---------------
            |         Lease       |                         |  Agreement
            ----------------------|                         |
                                   -------------------------               ---------------
                                                               Trademark/ |              5|
                                                               Licensing  |   InnSuites   |
                                                                          |Licensing Corp.|
                                                                          |               |
                                                                           ---------------


1 -- Owned 50% by Mr. James Wirth and 50% by Mrs. James Wirth

2 -- Owned 100% by REIT


3 -- Owned 45.1% by J.R. Chase, 45.1% by Kevin Fell and 9.8% by InnSuites
     Innternational Hotels, Inc.


4 -- Owned 50% by Mr. James Wirth and 50% by Mrs. James Wirth

5 -- Owned 50% by Mr. James Wirth and 50% by Mrs. James Wirth


BACKGROUND OF THE FORMATION TRANSACTIONS


     Since its organization in 1971, the Trust has been engaged principally in providing mortgage refinancing to existing, income-producing commercial, industrial, and multi-unit residential real property, primarily through the "wrap-around mortgage" technique. With the changes in the prevailing interest rate environment that occurred in the late 1980s and have continued, the wrap-around mortgage has become a less attractive alternative to potential borrowers than conventional mortgage refinancing. As a response to such changes, and to the maturation and winding down of the Trust's existing investment portfolio, the Trustees in 1990 authorized the Trust to explore potential real estate equity investments. In December 1991, the Trust entered into an agreement of merger with two publicly-traded real estate limited partnerships. However, in July 1992, prior to the consummation of such mergers, the then-owner of the Carbide & Carbon Building in Chicago defaulted on its wrap-around mortgage loan to the Trust and the Trust took title to the building in lieu of foreclosure, which building was sold on September 4, 1997 for a gross sale price of $6,000,000. That loan default, together with the commencement of litigation involving the two limited partnerships with which the Trust had sought to merge, resulted in the termination of the merger agreement.

     In 1993 and 1994, as the Trust's existing mortgage portfolio approached maturity, the Trust continued to explore and pursue its strategic alternatives, and sought out and closed several new mortgage loans. As it sought opportunities to raise capital in the equity markets or from credit providers, the Trust continued to be hampered by the disfavor with which mortgage real estate investment trusts ("REITs"), such as the Trust, were viewed in the REIT capital market environment at such time. In recent years, the capital markets have continued to place a premium on the equity ownership by REITs of real property, rather than on investments in mortgage loans, although there are some indications that this trend may be lessening somewhat. The Trust aggressively pursued strategies for obtaining access to capital, but was unable to overcome the combined obstacles presented by the capital markets' disfavor of mortgage REITs and lack of access that comparatively smaller REITs, such as the Trust, have had to the equity markets in recent years.


     By mid-1994, as the Trust's mortgage portfolio continued to mature and wind down, the Trustees determined to expand the scope of its evaluation of strategic alternatives to include potential sales, mergers or restructurings of the Trust or an orderly liquidation of the Trust. In August 1995, after several months of consultation, analysis and advice, the Trust formally retained Brown, Gibbons, Lang & Company, L.P. ("BGL"), an investment banking firm, to act as its financial advisor in developing and implementing a strategy to maximize the value of the Trust to its shareholders. See "OPINION OF BROWN, GIBBONS, LANG & COMPANY, L.P.", below.


     As the Trust's financial advisor, BGL sought out proposals for potential mergers, sales or other restructurings of the Trust, while continuing to evaluate the relative potential benefits to shareholders of an orderly liquidation. BGL received in excess of 100 inquiries on the Trust's behalf, all of which it reviewed. BGL and the Trust's management determined that, in the majority of cases, such inquiries were too speculative or otherwise too unattractive to pursue beyond an initial discussion.

     The Trust's management, assisted by BGL, pursued approximately ten of such inquiries past the initial information stage and entered into confidentiality agreements with the proponents thereof. After exchanging certain confidential information, the Trust's management, BGL and the proponents developed and analyzed the proposed structure and terms of the proposals, and conducted repeated meetings with the proponents' principals and their advisors, before the Trust's management, with the advice of BGL, ultimately determined that such proposals did not present realistic opportunities for the Trust's shareholders to realize value in excess of that which the Trust's management reasonably expected would be available upon a liquidation of the Trust in a timely fashion without exposing the Trust to undue risk. Such analyses and determinations were presented to and reviewed with the Trustees on an ongoing basis.


     In August 1996, the Trust was approached by representatives of HCI and Mr. Wirth in connection with a possible combination of the Hotels with the Trust. After the exchange of confidential information, the Trust, BGL and HCI's advisors commenced discussions regarding the potential for adding the Hotels to the Trust's portfolio by means of the formation of a limited partnership, of which the Trust would be the general partner and to which the Hotels would be contributed. From mid-September 1996 through October 1996 the Trust and HCI discussed, analyzed and developed in detail a proposed transaction and exchanged and negotiated a series of term sheets setting forth the structure of the proposed transaction. This process involved a number of meetings among the Trust's management, BGL, HCI's legal and financial advisors, Mr. Wirth, and other members of HCI's senior management team. The Trustees were kept advised as to the progress of the analysis and negotiations, and provided the Trust's management with input throughout the preliminary negotiation process.


     In late October 1996, the Trust and HCI had reached a preliminary agreement as to the framework of the proposed transaction. The parties exchanged and negotiated numerous successive drafts of the Formation Agreement (described below in more detail and attached to this Proxy Statement as Annex A) over a period of two months, culminating in the definitive Formation Agreement being executed by all parties on December 27, 1996.

     Pursuant to the Formation Agreement, the parties had until January 27, 1997 (which date subsequently was extended by mutual agreement to February 12, 1997) to expand their due diligence investigations. Any party was free to terminate the Formation Agreement at any time during that period without penalty or further obligation. During such period, the parties commenced the drafting and negotiation of the documentation required to implement the Formation Agreement. The execution of the Formation Agreement was ratified and approved (subject to shareholder and other required approvals) by the Trustees on February 14, 1997, at which time the Trust announced the proposed transaction to the public, and by HCI's Board of Directors and the affiliated HCI entities on February 14, 1997.

     On May 19, 1997, HCI commenced a private placement/consent solicitation of all of the investors in the five Hotels that are owned by the Hotel Partnerships pursuant to which such investors were offered the opportunity to exchange their equity interests in the Hotel Partnerships for partnership interests in the partnership to be formed by the Trust and HCI (such offer, the "Private Placement"). HCI also solicited the consent of such investors to the Formation Transactions to the extent such consent was required by the organizational documents of the respective partnership. The Private Placement provided, among other things, that the investors in the Hotel Partnerships had the right to accept the Private Placement, accept cash as an alternative to accepting the Private Placement, or decline to accept the Private Placement or cash and remain as limited partners of the Hotel Partnerships. On October 15, 1997, HCI advised the Trust that the exchange option of the Private Placement had been accepted by the requisite number of investors in each Hotel Partnership. Acceptance is subject only to the receipt of the approval of the Formation Transactions by the Trust's shareholders and the closing of the Formation Transactions.


     The remaining documentation needed to implement the Formation Transactions was finalized to the extent practicable by the date hereof; on the date hereof BGL delivered its written opinion to the Trustees as to the fairness, from a financial point of view, to the Trust's shareholders of the Formation Transactions; and the Trustees approved the execution of the final documentation, subject to the receipt of shareholder approval. See "OPINION OF BROWN, GIBBONS, LANG & COMPANY, L.P.", below.


     In respect of the Formation Transactions, BGL provided the Trust with its advice on the financial terms and the strategic issues and alternatives associated therewith. While BGL was involved at times as one of the principal negotiators on the Trust's behalf, in no circumstances did it unilaterally establish the Trust's negotiating position or agree to a particular provision without the consent of the Trust's management.


THE FORMATION TRANSACTIONS


  The Formation Agreement.

     The Trust and HCI have agreed to the Formation Transactions pursuant to a Formation Agreement, dated as of December 15, 1996, among the Trust, MARA, and the Trust's Co-Chief Executive Officers, Alan M. Krause and James H. Berick (collectively, the "RRF Parties"), and by HCI, InnSuites Hotels, L.L.C. ("InnSuites"), and Mr. Wirth, and Tucson Hospitality Properties, Ltd., Yuma Hospitality Properties, Ltd., Baseline Hospitality Properties, Ltd., Northern Phoenix Investment Limited Partnership, Ontario Hospitality Properties Limited Partnership, Hulsey Hotels Corporation, and Buenaventura Properties, Inc. (collectively, the "Hotel Companies", and, together with HCI, InnSuites and Mr. Wirth, the "HCI Parties"). The Formation Agreement provides the framework for the Formation Transactions, sets forth certain representations, warranties and covenants made by the parties in connection with its execution, and provides for indemnification and the termination of the agreements among the parties upon the occurrence of certain events, all as set forth more fully below.

     The following sets forth the material terms of the Formation Agreement, a copy of which is attached to this Proxy Statement as Annex A, the Partnership Agreement (as defined below), a copy of which is attached to this Proxy Statement as Exhibit B, and of certain other agreements to be entered into pursuant thereto. SHAREHOLDERS ARE ENCOURAGED TO READ THE ENTIRE FORMATION AGREEMENT AND THE PARTNERSHIP AGREEMENT (AS DEFINED BELOW) AS WELL AS THIS PROXY STATEMENT AND THE OTHER DOCUMENTS REFERRED TO HEREIN PRIOR TO MAKING ANY DECISION AS TO WHETHER TO VOTE IN FAVOR OF THIS PROPOSAL.

     The Formation Agreement provides for an agreed-upon value of $5.00 per Common Share of RRF. Subsequent to the execution thereof, in light of the contingencies presented by the litigation instituted by Dan Z. Bochner against the Trust and the Trustees (see "CERTAIN PENDING LITIGATION", below) and to address the higher than anticipated level of expenses incurred by the RRF Parties in connection with such litigation, the RRF Parties and the HCI Parties agreed on October 1, 1997 to reset the Agreed Value at $4.75 per Common Share. The following discussion of the Formation Agreement reflects an Agreed Value of $4.75 per Common Share.


  Formation of RRF Limited Partnership


     Overview. The Formation Agreement provides for the organization of RRF Limited Partnership, a Delaware limited partnership ("RRF-LP") in which the Trust will be the general partner and investors in the five Hotel Partnerships and the corporation that owns the Flagstaff Hotel will be the limited partners. RRF-LP will be organized pursuant to a Limited Partnership Agreement (the "Partnership Agreement"). The Partnership Agreement provides that each investor in a Hotel Partnership who has elected to participate in RRF-LP will exchange its ownership interest in such Hotel Partnership for a limited partnership interest in RRF-LP. The Trust will contribute cash to RRF-LP in exchange for its general partnership interest. The Trust presently estimates the amount of this cash contribution to be $2,175,000; however, the actual amount of cash to be contributed may vary based upon the level of expenses incurred by the Trust through the date of consummation of the Formation Transactions. Such cash contribution will be funded from the Trust's available cash as of the date of consummation of the Formation Transactions.



     Ownership Interests in RRF-LP. The Partnership Agreement provides that the aggregate ownership interests in RRF-LP of HCI and the participating investors in the Hotel Partnerships will be 87%, which is equal to the "ISH Ownership Percentage" (as defined below), and that the ownership interest of the Trust in RRF-LP will be 13%, which is equal to the "RRF Ownership Percentage" (as defined below). The RRF Ownership Percentage has been determined by arm's-length negotiations between the Trust and HCI, and reflects an agreed-upon value per Common Share of $4.75, which was determined on the basis of arm's-length negotiation between HCI and the Trust.


     RRF-LP will issue to the Trust 1,020,586 general partnership units, which number equals the "OP RRF Contribution" (as defined below) divided by 4.75. RRF-LP will issue to the participating investors in the Hotel Partnerships and one Hotel Company, in the aggregate, 6,785,564 limited partnership units (assuming 100% participation), which number equals the aggregate Agreed Equity Value (as defined below) of the six Hotels contributed to RRF-LP divided by 4.75.

     The term "Agreed Equity Value" means the appraised value of one or more of the Hotels, as the case may be, less outstanding debt to be assumed. The aggregate Agreed Equity Value of all of the Hotels is $35,608,396, which Agreed Equity Value was computed in part by adding the appraised value of each of the Hotels, each of which was independently appraised in February 1997 at the value indicated: Phoenix -- $8,215,000; Tempe -- $11,200,000; Tucson -- $9,275,000;
Yuma -- $9,000,000; Ontario -- $9,100,000; Flagstaff -- $3,600,000; and
Scottsdale -- $7,275,000.


The term "ISH Ownership Percentage" means the fraction, expressed as a percentage, that is the quotient of (i) the aggregate Agreed Equity Value of the six Hotels being contributed to RRF-LP, divided by (ii) the sum of (x) the aggregate Agreed Equity Value of those six Hotels plus (y) $4,847,783 [i.e., $4.75 per outstanding Common Share multiplied by 1,020,586 outstanding Common Shares] (the "RRF Agreed Value"), which value was determined on the basis of arm's-length negotiation between HCI and the Trust.


The term "RRF Ownership Percentage" means the fraction, expressed as a percentage, that is the quotient of (i) the RRF Agreed Value divided by (ii) the sum of (x) the aggregate Agreed Equity Value of all seven of the Hotels plus (y) the RRF Agreed Value.

The term "OP RRF Contribution" means the product of the RRF Agreed Value multiplied by 90.52%, being the Partnership Hotel Percentage.

The term "Partnership Hotel Percentage" means 90.52%, which is the proportion that $32,231,427, being the Agreed Equity Value of the six Hotels to be contributed to RRF-LP, bears to $35,608,396, being the aggregate Agreed Equity Value of all seven of the Hotels.


     Convertibility of Class A Limited Partnership Units. The Partnership Agreement provides for the issuance of two classes of limited partnership units, Class A and Class B. Such Classes will be identical in all respects, except that each Class A limited partnership unit in RRF-LP shall be convertible, at any time at the option of the holder thereof, into one newly-issued Common Share of the Trust. No such conversion will be permitted for a particular limited partner if the Trust determines that such conversion would be likely to cause the Trust no longer to qualify as a REIT. If all of the limited partnership units were to be converted, the limited partners in RRF-LP would hold 6,785,564 Common Shares, or 80% of the total number of Common Shares then outstanding. Class B limited partnership units will not be convertible into Common Shares or any other security. A total of 3,968,061 Class B limited partnership units will be issued to Mr. Wirth and certain of his affiliates, in lieu of the issuance of Class A limited partnership units to such persons, in order to satisfy certain ownership concentration limitations imposed by the Internal Revenue Code on REITs.


     Representations and Warranties. Pursuant to the Partnership Agreement, HCI and InnSuites Innternational Inns & Resorts, Inc., the general partners of each of the Hotel Partnerships, will make certain representations and warranties to the Trust in its capacity as general partner of RRF-LP. These include representations and warranties as to the material accuracy of all information furnished to the Trust in respect of the Hotel Partnerships and the Hotels, the Hotel Partnerships' title to their respective Hotels, the compliance by them with all applicable laws and regulations, certain environmental, zoning and similar matters, the absence of litigation or regulatory proceedings in respect of the Hotels, and other customary matters.

     Transferability of Interests. The Trust may not withdraw voluntarily from RRF-LP or transfer or assign its interest in RRF-LP except under certain limited circumstances. With certain limited exceptions, the limited partners may not transfer their interests in RRF-LP without the consent of the Trust. The Trust is not obligated to consent to any transfer that would cause RRF-LP to be treated as a corporation for federal income tax purposes.

     Capital Contributions. The Partnership Agreement provides that if RRF-LP requires additional funds in excess of funds available to it from borrowings or capital contributions, the Trust may borrow those funds and lend those funds to RRF-LP on the same terms and conditions as are applicable to the Trust's borrowing thereof. As an alternative to borrowing funds required by RRF-LP, the Trust may contribute the amount of the required funds as an additional capital contribution to RRF-LP. If the Trust so contributes additional capital, the Trust's partnership interest in RRF-LP will be increased on a proportionate basis based on the amount of the additional capital contributions and the value of RRF-LP at the time of the contributions. The partnership interests of the limited partners will be correspondingly decreased or adjusted in connection with any such contribution.

     Rights, Powers and Duties of Partners. Pursuant to the Partnership Agreement, the Trust, as the sole general partner of RRF-LP, will have full, exclusive and complete responsibility for and discretion in the management and control of RRF-LP, and the limited partners will have no authority to transact business for, or to participate in the management activities or decisions of, RRF-LP. However, any amendment to the Partnership Agreement that would (i) seek to impose personal liability on the limited partners, (ii) affect the conversion rights described above, or (iii) impose on the limited partners any obligation to make additional contributions to the capital of RRF-LP, would require the consent of limited partners holding more than 65% of the limited partnership interests.

     The Partnership Agreement requires that RRF-LP be operated in a manner that will enable the Trust to satisfy the requirements for being classified as a REIT and to avoid any federal income tax liability, unless the Trust determines no longer to seek classification as a REIT.

     Termination of Partnership. RRF-LP will continue until December 31, 2047, or until sooner dissolved upon (i) the bankruptcy, dissolution or withdrawal of the Trust (unless the limited partners elect to continue RRF-LP), (ii) the sale or other disposition of all or substantially all the assets of RRF-LP, (iii) the redemption of all limited partnership interests in RRF-LP (other than those held by the Trust, if any), or (iv) the election of the Trust.

     Distributions; Allocations of Profits and Losses; Tax
Matters. Distributions from RRF-LP will be made at the discretion of the Trust as the sole general partner of RRF-LP. All distributions from RRF-LP will be made to the Trust and the limited partners concurrently, and will be allocated to the Trust, on the one hand, and to the limited partners, on the other, on a pro rata basis by reference to their respective percentage interests in RRF-LP. Accordingly, the income and expenses of the Trust that will be reflected in the financial information to be provided to the shareholders will be the income and expenses of RRF-LP, adjusted to deduct the interest of the limited partners.

     The Partnership Agreement provides that RRF-LP will make cash distributions from cash from operations (including net sale or refinancing proceeds, but excluding net proceeds from the sale of RRF-LP's property in connection with the liquidation of RRF-LP) quarterly, in amounts determined by the Trust in its sole discretion, to the partners in accordance with their respective percentage interests in RRF-LP. Upon liquidation of RRF-LP, after payment of, or adequate provision for, debts and obligations of RRF-LP (including any partner loans), any remaining assets of RRF-LP will be distributed to all partners with positive capital accounts in accordance with their respective positive capital account balances. If the Trust has a negative balance in its capital account following a liquidation of RRF-LP, it will be obligated to contribute cash to RRF-LP equal to the negative balance in its capital account.


     Pursuant to the Partnership Agreement, the Trust will be the tax matters partner of RRF-LP and, as such, will have authority to make tax elections under the Code on behalf of RRF-LP.


     Profit and loss of RRF-LP generally will be allocated among the partners in accordance with their respective interests in RRF-LP, except to the extent that RRF-LP is required pursuant to Section 704(c) of the Code, to allocate depreciation deductions relating to, or gain on sale of, the Hotels in a different manner.

  Acquisition of Buenaventura Properties, Inc. ("BPI").

     The Formation Agreement provides that the Trust will acquire BPI directly, rather than through RRF-LP. BPI, which owns the Scottsdale, Arizona Hotel, will receive, pursuant to an Agreement of Merger, 710,941 newly-issued Common Shares, which number of Common Shares is equal to the Agreed Equity Value of the Scottsdale Hotel ($3,376,969), divided by 4.75. Mr. Wirth presently is the sole owner of the outstanding capital stock of BPI.

  Leasing and Management of the Hotels.


     Realty Hotel Lessee Corp. ("Lessee"), a Nevada corporation, will enter into substantially identical percentage leases (the "Leases") of each Hotel from RRF-LP (or RRF, in the case of the Hotel acquired from BPI). In addition, Mr. Wirth will cause his affiliates to transfer certain rights and resources to InnSuites Innternational Hotels, Inc. ("ISIH") to enable it to provide property management services to the Hotels, and will transfer certain rights and resources to InnSuites Licensing Corp. ("Licensing Company") to provide trademark and licensing services to the Hotels. Additional information regarding the Leases is set forth below:


Each of the Hotels will be leased by RRF-LP to Lessee. The following table sets forth (i) the Percentage Rent formulas, (ii) the annual Minimum Rent, and (iii) the pro forma Percentage Rent and total Rent that would have been paid for each Hotel pursuant to the terms of the Percentage Leases based upon historical revenues for the twelve months ended December 31, 1996 as if RRF-LP had owned the Hotels and the Leases had been in effect since January 1, 1996 (amounts in thousands of dollars).

                                                                                                     FOR THE 12 MONTHS ENDED
                                                                                                             12/31/96
                                                                                                     ------------------------
                                              FRANCHISE                                              HISTORICAL
                                 LEASE         RENEWAL       ANNUAL                                   ROOMS &       PRO FORMA
                               EXPIRATION     EXPIRATION     MINIMUM    ROOMS & OTHER PERCENTAGE       OTHER         ANNUAL
           HOTEL                  DATE           DATE         RENT           RENT FORMULA(1)          REVENUE        RENT(2)
---------------------------    ----------     ----------     -------    -------------------------    ----------     ---------
InnSuites Hotel                 5/31/07        12/31/97      $  800     37% from $0 to $1,800,        $  2,546       $ 1,065
Phoenix Best Western                                                    50% from $1,800 to
                                                                        $2,400,
                                                                        68% over $2,400
InnSuites Hotel                 5/31/07          N/A         $1,000     37.5% from $0 to $1,800,      $  3,234       $ 1,499
Tempe/Phoenix                                                           50% from $1,800 to
Airport/South Mountain                                                  $2,700,
                                                                        70% over $2,700
InnSuites Hotel Tucson,         5/31/07        12/31/97      $1,000     37.5% from $0 to $2,000,      $  3,732       $ 1,762
Catalina Foothills                                                      50% from $2,000 to
Best Western                                                            $3,000,
                                                                        70% over $3,000
InnSuites Hotel Yuma            5/31/07        12/31/97      $  800     32% from $0 to $2,100,        $  2,863       $ 1,119
Best Western                                                            50% from $2,100 to
                                                                        $2,500,
                                                                        68% over $2,500
Holiday Inn Airport             5/31/07        6/30/04       $  600     34% from $0 to $2,700,        $  2,774       $   914
InnSuites Hotel/Ontario                                                 50% from $2,700 to
                                                                        $3,000,
                                                                        68% over $3,000
InnSuites Hotel                 5/31/07          N/A         $  250     25% from $0 to $1,300,        $    969       $   250
Flagstaff/Grand Canyon                                                  40% from $1,300 to
                                                                        $1,500,
                                                                        58% over $1,500
                                                             ------                                    -------        ------
                                                             $4,450                                   $ 16,118       $ 6,609
InnSuites Hotel                 5/31/07          N/A         $  600     35% from $0 to $1,600,        $  2,009       $   767
Scottsdale                                                              50% from $1,600 to
                                                                        $2,000,
                                                                        68% over $2,000
                                                             ------                                    -------        ------
Total                                                        $5,050                                   $ 18,127       $ 7,376
                                                             ======                                    =======        ======


---------------

(1) Shown as a percentage of revenues.

(2) Calculated on a pro forma basis by applying the rent provisions in the Percentage Lease to historical revenues of the Properties for the twelve-month period as if 1/1/96 was the beginning of the lease year.


     The following sets forth the material terms of the Leases, a copy of which is attached hereto as Annex C.


     Duration. The Leases will have initial terms ending on May 31, 2007, subject to earlier termination on the occurrence of certain contingencies described in the Percentage Leases (including, particularly, the provisions described herein under "Damage to Properties," "Condemnation of Properties" and "Termination of Percentage Leases on Disposition of the Hotels").

     Amounts Payable Under the Percentage Leases. Lessee will be obligated to pay (i) the higher of Minimum Rent or Percentage Rent; and (ii) certain other amounts, including interest accrued on any late payment or charge (the "Additional Charges"). Minimum Rent is a fixed amount determined by negotiation between RRF-LP and Lessee. Percentage Rent is calculated by multiplying fixed percentages by gross room and other revenue over specified threshold amounts. Minimum Rent is payable monthly in arrears, and Percentage Rent is payable for each quarter within 30 days after the end of the quarter.

     Both the threshold gross room and other revenue amounts used in computing Percentage Rent and Minimum Rent will be adjusted for changes in the Consumer Price Index ("CPI"). The changes will be calculated at the beginning of each calendar year beginning with 1999, based on the average annual change in the CPI during the prior 12 months.

     Each Lease requires Lessee to pay rent, all costs and expenses, and all utility and other charges incurred in the operation of the Hotel. All capital expenditures (as defined in the Lease) will be the responsibility of RRF-LP. Each Lease also provides for rent reductions and abatements in the event of damage or destruction or a partial taking of the Hotel as described under "Damage to Properties" and "Condemnation of Properties." Lessee will be required to carry insurance to cover rental interruption for a period up to one year.

     Maintenance and Modifications. RRF-LP is required to maintain the underground utilities and the structural elements, including exterior walls (excluding plate glass) and the roof, of the Hotel. RRF-LP will also fund the repair, replacement and refurbishment of FF&E in the Hotel, when and as considered necessary by RRF-LP, and will maintain the Capital Expenditures Fund to help provide funds to cover such expenses. See "PLANS FOR THE
TRUST -- Business Strategy -- Renovations and Development." RRF-LP will make a quarterly contribution to the Capital Expenditures Fund in an amount equal to 4% of Lessee's aggregate gross revenues generated from the Hotel. Lessee will be required, at its expense, to maintain the Hotel in good order and repair, except for ordinary wear and tear, and to make nonstructural, foreseen and unforeseen, and ordinary and extraordinary, repairs which may be necessary and appropriate to keep the hotel in good order and repair. Capital expenses and furniture, fixture and equipment ("FF&E") replacements will be paid for by RRF-LP generally out of the Capital Expenditures Fund. RRF-LP and Lessee will agree on an annual budget for each Hotel.


     Lessee, at its expense, may make noncapital and capital additions, modifications or improvements to the Hotel, so long as doing so does not significantly alter the character or purposes of the Hotel or significantly detract from its value or operating efficiencies. All such alterations, replacements and improvements will be subject to all of the terms of the Lease and will become the property of RRF-LP on termination of the Lease. RRF-LP will own the FF&E, except in limited circumstances under which RRF-LP may require Lessee to purchase certain FF&E and Lessee will own substantially all other personal property not affixed to, or considered a part of, the real estate or improvements thereon. Any purchase of FF&E by Lessee will be made on terms negotiated between RRF-LP and Lessee.

     Insurance and Property Taxes. RRF-LP is responsible for paying real estate and personal property taxes on the Hotel and for maintaining property insurance, including casualty insurance. Lessee is required to maintain comprehensive general public liability, workers' compensation, 12-month rental interruption insurance and any other insurance customary for properties similar to the Hotel or required by any relevant Franchisor, and to have RRF-LP named as an additional insured. RRF-LP believes that the insurance coverage carried by each Hotel is adequate in scope and amount.

     Indemnification. Under each Lease, Lessee will indemnify RRF-LP against all liabilities, costs and expenses (including reasonable attorneys' fees and disbursements) incurred by, imposed on or asserted against RRF-LP, on account of, among other things, (i) any accident or injury to person or property on or about the Hotel; (ii) any negligence by Lessee or any of its agents as to the leased property; (iii) any environmental liability resulting from conditions caused or resulting thereafter from any action, inaction or negligence of Lessee; (iv) taxes and assessments in respect of the Hotel (other than real estate taxes and income taxes of RRF-LP on income attributable to the Hotel);
(v) the sale or consumption of alcoholic beverages on or in the real property or improvements thereon; or (vi) any breach of the lease by Lessee. Lessee will not be required, however, to indemnify RRF-LP against RRF-LP's gross negligence or willful misconduct.

     Assignment and Subleasing. Lessee will not be permitted to sublet all or any part of the Hotel or assign its interest under the Lease, other than to an Affiliate of Lessee, without the prior written consent of RRF-LP. No assignment, subletting or management agreement will release Lessee from any of its obligations under the Lease.

     Management Agreements. Lessee will enter into a management agreement with Manager, in substantially the form attached hereto as Annex D, for the management and operation of the Hotels. Lessee will pay the Manager an annual management fee equal to two and one-half percent (2.5%) of gross revenues.

     Damage to Properties. If damage to or destruction of any Hotels renders such Hotel unsuitable for Lessee's use and occupancy and is covered by insurance, the lessor will be obligated to repair, rebuild or restore the Hotel, but only to the extent of available insurance proceeds. The Lease will remain in full force and effect during the first 12 months of any period required for repair or restoration of the Hotel, after which time rent will be equitably abated.

     Condemnation of Properties. In the event of a total condemnation of a Hotel, each of RRF-LP and Lessee will be entitled to terminate the Lease as of the date of taking. The resulting condemnation award will be allocated between RRF-LP and Lessee as set forth in the Lease. In the event of a partial taking that does not render the Hotel unsuitable for Lessee's use, Lessee must restore the untaken portion of the Hotel to a complete architectural unit. In such a case, RRF-LP must provide the required funds to cover the cost of that restoration, which may include that part of the condemnation award specified for restoration.

     Events of Default. Events of Default under each Lease include, among others, the following:

     (i) the failure by Lessee to pay Minimum Rent when due and the continuation of that failure for a period of 10 days;

     (ii) the failure by Lessee to pay the Percentage Rent for any quarter within 10 days after the end of that quarter;

     (iii) the failure by Lessee to observe or perform any other term of Lease and the continuation of that failure beyond any applicable cure period;

     (iv) an Event of Default under any other Lease;

     (v) if Lessee files a petition in bankruptcy or reorganization under any federal or state bankruptcy law or any similar federal or state law, or is adjudicated a bankrupt or makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due, or if a petition or answer proposing the adjudication of Lessee as a bankrupt or its reorganization pursuant to any federal or state bankruptcy law or any similar federal or state law is filed in any court and Lessee is adjudicated a bankrupt and that adjudication is not vacated or set aside or stayed within 60 days after the entry of an order in respect thereof, or if a receiver of Lessee or of the whole or substantially all of the assets of Lessee is appointed in any proceeding brought by Lessee or any such receiver, trustee or liquidator is appointed in any proceeding brought against Lessee and that appointment is not vacated or set aside or stayed within 60 days after that appointment is made;

     (vi) if Lessee voluntarily discontinues operations of the hotel for more than 30 days, except as a result of damage, destruction, or condemnation; or

     (vii) if the franchise agreement in respect of any Hotel is terminated by the franchisor as a result of any action or failure to act by Lessee or its agents and is not replaced within 90 days after the date of termination by a new franchise agreement that is acceptable to RRF-LP acting in its reasonable discretion.

     If an Event of Default occurs and continues beyond any curative period, RRF-LP may terminate the Lease and any or all of the other Leases by giving Lessee 30 days' written notice of the date for termination thereof and, unless that Event of Default is cured prior to that termination date, the specified Leases will terminate on that date and Lessee will be required to surrender possession of the affected Hotels.

     Termination of Leases on Disposition of the Hotels. If RRF-LP enters into an agreement to transfer a Hotel to a non-Affiliate, RRF-LP may terminate that Hotel's Lease by giving Lessee 30 days prior notice and paying it the fair market value of its leasehold interest in the remaining term of that Lease.

     Franchise Agreements. Lessee and/or the relevant Hotel Company will be the franchisee under the franchise agreements for the Hotels. The current franchise agreements for the three Best Western(R) Hotels, which are renewable annually, expire on December 31, 1997. There can be no assurance that such franchise agreements will be renewed upon their expiration or as to the effect on the Trust of any non-renewal.


     Trademark/License Agreements. Lessee and/or the relevant Hotel Company will each be a licensee under the License Agreements pursuant to which the Licensing Company will receive an annual licensing fee equal to two and one-half percent (2.5%) of gross room revenue from each of the Hotels. Those Hotels which carry a third-party franchise (currently Best Western(R) and Holiday Inns(R)) will have their licensing fee reduced to 1.25% so long as the third-party franchise is in place.


     Inventory. All working capital assets required in the operation of the Hotels will be purchased by Lessee at its expense.

  Acquisition of MARA.

     Pursuant to the Formation Agreement, Mr. and Mrs. James Wirth will enter into a Share Purchase Agreement (the "MARA Purchase Agreement") with Messrs. Krause and Berick providing for the purchase by

Mr. and Mrs. Wirth of all of the outstanding capital stock of MARA (the "MARA Shares") for a purchase price equal to $750,000, of which $300,000 will be payable in cash on the Closing Date, with the balance payable in the form of a note (the "MARA Note") providing for two equal annual installments of $225,000 each, together with interest on the unpaid amount at 7% per annum, compounded annually and computed on the basis of a 365-day year. Interest shall be payable annually, together with the payment of principal then due, on each of the first two anniversaries of the Closing Date. The obligations of Mr. and Mrs. Wirth to Messrs. Krause and Berick under the MARA Purchase Agreement and the MARA Note will be secured by a pledge of the MARA Shares, and the MARA Purchase Agreement will provide for the acceleration of all unpaid amounts under the MARA Note upon any sale, transfer, assignment or pledge of all or substantially all of the capital stock and/or assets of MARA to an unaffiliated third party or the termination of the advisory arrangements between MARA and the Trust or RRF-LP.

     Messrs. Krause and Berick acquired all of the capital stock of MARA in January 1990 from the Trust's prior Chief Executive Officer for an aggregate purchase price of $2,000,000.

     Concurrently with the Formation, MARA will enter into an advisory arrangement with RRF-LP that will provide MARA with substantially the same level of advisory compensation in respect of the assets of RRF-LP as MARA currently receives, pursuant to its Advisory Agreement with the Trust, in respect of assets of the Trust.

  Purchase of Outstanding Common Shares.

     InnSuites, or affiliated nominees, will enter into Share Purchase Agreements (collectively, the "RRF Purchase Agreement") providing for the purchase by InnSuites (or such affiliated nominees) of 200,000 presently issued and outstanding Common Shares held as of the date hereof by Mr. Krause and certain other holders of Common Shares designated by Mr. Krause, free and clear of all liens and encumbrances, for an aggregate purchase price equal to $4.75 per Common Share (or $950,000), which will be payable to the holders thereof in cash on the Closing Date.

  Issuance of Additional Common Shares.

     As a part of the Formation Transactions, the Trust, at Mr. Wirth's option, may issue to parties designated by Mr. Wirth, pursuant to an Exchange Agreement between the Trust and such parties (the "Exchange Agreement"), up to 200,000 presently authorized but unissued Common Shares in exchange for up to $950,000 of equity interests in the Hotel Companies which otherwise would be transferred pursuant to the Partnership Agreement.

  Termination of Certain Employment Agreements.

     At the Closing Date, Mr. Krause and Mr. Berick will terminate their respective Employment Agreements with the Trust. Messrs. Krause and Berick will not receive any payment or other consideration in connection with the termination of such Employment Agreements. Messrs. Krause and Berick will receive no payments or other consideration in connection with the Formation Transactions other than (i) the purchase price for the MARA Shares, as described above under " -- Acquisition of MARA"; (ii) the agreements of the Trust and MARA to continue certain indemnification, as described below under "Composition of Board of Trustees and Management"; and (iii) in the case of Mr. Krause, the purchase price of $4.75 per Common Share for certain Common Shares owned by him, as described above under " -- Purchase of Outstanding Common Shares".

  Representations and Warranties.

     Each party to the Formation Agreement has made representations and warranties to the other parties thereto as to the consents and approvals necessary for its consummation of the transactions contemplated by the Formation Agreement, its legal existence, maintenance of insurance, ownership of its respective assets, and certain other matters.

  Termination.

     The Formation Agreement provides that it may be terminated, and the Formation Transactions abandoned, at any time by any party by written notice to the others parties. If the Formation Agreement is terminated by any of the ISH Parties (or by any of the RRF Parties as a result of any action or omission by any ISH Party or the failure of any representation or warranty of any of the ISH Parties to be true and correct) prior to the date of the approval of this Proposal by the Trust's shareholders, InnSuites shall be obligated to pay to the Trust a termination fee of $100,000; if any such termination occurs after the date of the approval of this Proposal by the Trust's shareholders, ISH shall be obligated to pay to the Trust a termination fee of $250,000. If the Formation Agreement is terminated by any of the RRF Parties (or by any of the ISH Parties as a result of any action or omission by any RRF Party or the failure of any representation or warranty of any of the RRF Parties to be true and correct) prior to the date of the approval of this Proposal by the Trust's shareholders, the Trust shall be obligated to pay InnSuites $100,000; if any such termination occurs after the date of the approval of this Proposal by the Trust's shareholders, the Trust shall be obligated to pay InnSuites $250,000. Notwithstanding the foregoing, the failure of the Trust's shareholders to approve this Proposal shall not create any obligation for the Trust to pay a termination fee to InnSuites.

  Conditions to the Closing of the Formation Transactions.

     In addition to the execution of the Partnership Agreement, the MARA Purchase Agreement, the RRF Purchase Agreement, the Exchange Agreement and the other agreements and instruments effecting the transactions outlined above, the closing of the Formation Transactions is conditioned, among other things, upon: the approval by the Trust's shareholders of the Proposal to ratify the Formation Transactions; the receipt by the Trust of the approval of the NYSE of the listing of the additional Common Shares to be issued in connection with the Formation Transactions and upon the conversion of the limited partnership interests in RRF-LP; the receipt by HCI and its affiliates of all necessary consents from its mortgage lenders; and receipt of favorable legal opinions from the Trust's and InnSuites's counsel. The investors in the Hotel Partnerships have approved the Formation Transactions, subject only to the approval of this Proposal by the Trust's shareholders. No state or federal regulatory approvals are required for the consummation of the Formation Transactions.


     THERE CAN BE NO ASSURANCE THAT ALL OF THE REQUIRED CONDITIONS TO THE CLOSING OF THE FORMATION TRANSACTIONS, INCLUDING WITHOUT LIMITATION THE OBTAINING OF ALL REQUISITE APPROVALS, WILL BE MET. IN THE EVENT THAT SUCH CONDITIONS ARE NOT MET OR SUCH CONSENTS ARE NOT OBTAINED, AND THE TRUST IS UNABLE TO CONSUMMATE THE FORMATION TRANSACTIONS, THERE IS A SUBSTANTIAL LIKELIHOOD THAT THE TRUSTEES WOULD DETERMINE THAT THE INTERESTS OF THE SHAREHOLDERS WOULD BE BEST SERVED BY PROCEEDING WITH AN ORDERLY LIQUIDATION OF THE TRUST.



PLANS FOR THE TRUST


     The Trust believes that, while the lodging industry as a whole has been benefitting from an improved supply/demand dynamic, the greatest opportunities for revenue growth and profitability will arise from skillful management and repositioning of hotel properties. An integral element of this management is the continuous evaluation of each hotel's position in its market and the implementation, as necessary, of changes in rates, amenities and customer focus to maximize the continuing returns from the hotel. The Trust attributes the historical performance of the Hotels to the implementation of this asset management strategy.

  Business Objectives.

     The Trust's primary business objectives are to maximize current returns to its shareholders through increases in cash flow available for distribution and to increase long-term total returns to shareholders through appreciation in value of the Common Shares. The Trust will seek to achieve these objectives through participation in increased revenues from the Hotels pursuant to the Leases and by selective acquisition, ownership, redevelopment, repositioning and expansion of existing hotel properties. The Trust will seek to continue to invest in properties where the Trust's established industry and marketing expertise and other resources will enable it to improve the acquired hotels' performance.

  Business Strategy.

     The Trust's strategies to meet its objectives include the following:

     Internal Growth. The Trust believes that, based on historical operating results and the strength of the ISH Group's management team, portfolio and markets, the Hotels should provide the Trust with the opportunity for cash flow growth through the Leases. The Trust believes that the revenue and cash flow of the Hotels will be maximized by intensive management and marketing. The Trust believes that Lessee's continued commitment to customer service and the experience of its management team should position the Trust to capitalize on the expected continued strength in the economy and improvement in the U.S. hotel market. The Trust's objectives include enhancing its competitive market position through the continuation of a regular program of renovation and capital improvement.

     Acquisitions. The Trust believes that attractive opportunities exist to acquire additional hotel properties serving the market segment served by the Hotels. The Trust plans to expand the InnSuite Hotel System in southern California and other markets in the southwestern United States where it believes newly acquired properties will be additive to earnings. The Trust expects to continue to affiliate with the Licensing Company, Holiday Inns(R), Best Western(R) or other franchise companies. The Trust believes it has the capacity to acquire additional hotels without significantly increasing management and overhead expenses.


     Renovation and Development. Land for the addition of additional "extended stay" suites may be available adjacent to four of the Hotels. Such additional suites may enable the Trust to avoid duplication of overhead and capitalize on the ISH Group's past success by extending service to include weekly and/or monthly extended stay guests while retaining the ability to offer the additional suites on a daily basis during the high season.


     The Trust believes that a regular program of capital improvements at the Hotels, including replacement and refurbishment of FF&E, will enhance their competitiveness and maximize revenue growth under the Leases.

     Based on representations made by the ISH Group, the Trust expects RRF-LP to spend approximately $772,000 on capital improvements at the Hotels during the first twelve months after the consummation of the Formation Transactions, as part of its ongoing renovation and capital expenditures program. These expenditures will be funded from the funds contributed to the Capital Expenditures Fund by the Trust and/or from the Hotels' revenues during that period.

     The Trust may develop additional limited-service or extended-stay hotels on land that the Trust may acquire contiguous to the Properties or elsewhere in its current geographic markets. The Trust believes that selective development of hotels in or near its existing geographic markets would enable it to take advantage of operating efficiencies to generate attractive returns on investment.


     Financing Strategy. On completion of the Formation Transactions, the Trust and RRF-LP, on a consolidated pro forma basis, will have an aggregate of $20,085,000 of outstanding debt. While its organizational documents contain no limitation on the amount of debt it may incur, the Trust intends to achieve a debt to total market capitalization ratio (measured at the time debt is incurred) of not more than 45% to 50%. The Trust may from time to time re-evaluate its debt capitalization policy in light of economic conditions, relative costs of debt and equity capital, market values of its properties, acquisition, development and expansion opportunities, and other factors. Any indebtedness may be incurred through the Trust or RRF-LP. Indebtedness incurred by the Trust may be in the form of bank borrowings, secured or unsecured, and publicly or privately placed debt instruments, the proceeds of which would be loaned or contributed to RRF-LP. Indebtedness incurred by RRF-LP may be in the form of purchase money obligations to the sellers of properties, publicly or privately placed debt instruments, further borrowings from the Trust, or financing from banks, institutional investors or other lenders, any of which indebtedness may be unsecured or may be secured by mortgages or other interests in the property owned by RRF-LP. This indebtedness may be with recourse to all or any part of the property of the Trust or RRF-LP, or recourse may be limited to the specific property to which the indebtedness relates. The proceeds from any borrowings by RRF-LP or the Trust may be used for the payment of distributions or dividends, for working capital, or to refinance existing indebtedness or to finance acquisitions or expansions of properties. See "FEDERAL INCOME TAX CONSEQUENCES -- Requirements for
Qualification -- Distribution Requirements."


     The Trust and RRF-LP have obtained a commitment for a $12,000,000 million senior secured revolving credit arrangement (the "Line of Credit"). The Trust intends to use this facility to provide interim financing for property acquisitions and capital improvements in anticipation of long-term financing and to fund working capital requirements. The credit facility is expected to be secured by first mortgages on certain of the Hotels.

  Anticipated Dividend Policy.


     Following completion of the Formation Transactions, the Trust intends to make regular quarterly distributions to holders of the Common Shares initially equal to $0.05 per share, which on an annual basis would equal $0.20 per share and would represent approximately 61.6% of the Trust's pro forma Cash Available for Distribution for the twelve months ending October 31, 1997. The Trust intends to maintain this dividend rate for the first 12 months following the completion of the Formation Transactions, unless actual results of operations, economic conditions or other factors differ from the assumptions used in its estimate.


     To maintain its tax-exempt status, the Trust is required to distribute at least 95% of its taxable income to its shareholders. It is currently the policy of the Trust to distribute sufficient dividends to maintain its tax-exempt status. The Trust has available approximately $9.5 million of net operating loss carryforwards for income tax purposes. The loss carryforwards can be used to reduce future dividend payment requirements and still allow the Trust to maintain its tax-exempt status.

     The following table sets forth certain pro forma financial information for the Trust for the twelve months ended October 31, 1997, which was used to establish the expected distribution per share following completion of the Formation Transactions.


                                                                                TWELVE MONTHS
                                                                                    ENDED
                                                                               OCTOBER 31, 1997
                                                                            ----------------------
                                                                            (in thousands, except
                                                                               per share data)
Pro forma net income -- Year ended January 31, 1997.......................         $  1,472
Pro forma net income -- Nine months ended October 31, 1996................           (1,303)
Pro forma net income -- Nine months ended October 31, 1997................              395
                                                                                    -------
  Pro forma net income -- Twelve months ended October 31, 1997............              564
Add: Minority interest....................................................            2,126
     Depreciation and amortization........................................            1,377
     Amortization of deferred financing costs.............................               58
Less: Additions to Capital Expenditures Fund..............................             (772)
     Scheduled principal amortization of long-term debt...................             (587)
                                                                                    -------
Estimated Cash Available for Distributions(1).............................         $  2,766
                                                                                    =======
Estimated initial annual distribution(2)..................................         $  1,703
                                                                                    -------
Estimated initial annual distribution to Trust's Shareholders(3)..........         $    346
                                                                                    -------
Estimated initial annual distribution per share/unit(4)...................         $    .20
Estimated payout ratio of Cash Available for Distribution(5)..............            61.6%


---------------


(1) If RRF-LP and RS received only the Minimum Rent under the Leases, the Estimated Cash Available for Distribution would be a deficit of $16.


(2) Based on 1,731,527 Common Shares and 6,785,564 Units outstanding on completion of the Formation Transactions.

(3) Based on 1,731,527 Common Shares outstanding and an initial annual distribution rate of $.20 per share.

(4) An equivalent annual distribution will be made to each Common Share and each Unit, irrespective of whether or not a Unit has been converted or is convertible.

(5) Represents the anticipated initial aggregate annual distribution divided by estimated Cash Available for Distribution.


The primary source of proceeds to be used for distributions to shareholders is the Trust's share of the rents due pursuant to the Leases. The anticipated revenue may or may not be realized or collected. Accordingly, the statements set forth above with regard to distributions are forward-looking statements involving certain risks and uncertainties that could cause actual results to differ materially from those expressed in such statements. Important factors that could cause such different results include, but are not limited to, competition from other hotels, increases in operating costs, seasonality effects in hotel occupancy and revenues, and the potential loss of a franchise or liquor license in respect of any Hotel or acquired hotel.

COMPOSITION OF BOARD OF TRUSTEES AND MANAGEMENT

     At the Closing Date, each of the current Trustees other than Mr. Krause shall resign from the Board of Trustees. Mr. Krause will appoint Mr. Wirth, Marc
E. Berg, Mark J. Nasca and Gregory D. Bruhn to fill the vacancies thus created, which persons will vote to expand the number of Trustees by two and will appoint Lee J. Flory and Edward G. Hill to the vacancies thus created. Mr. Krause thereupon will resign from the Board of Trustees unless requested to remain a Trustee, which request he may accept or decline at his sole option.

     Mr. Wirth will fill the positions of Chief Executive Officer of the Trust and of MARA. Mr. Bruhn will serve as the Secretary/Treasurer and Chief Financial Officer of the Trust. Mrs. James F. Wirth will serve as the Secretary/Treasurer of MARA.

     The Trust will have no employees. Each of the Trustees, other than Messrs. Wirth and Bruhn, will be paid a Trustee fee of $12,000 per year. Mr. Berg will be paid an annual retainer of $40,000 by MARA, which retainer will be applied against fees earned by Mr. Berg for any real estate advisory services provided to MARA. Mr. Bruhn, who will be the Chief Financial Officer of MARA, will be paid an annual salary of $140,000 by MARA. Mr. Wirth will have no direct compensation arrangement with either the Trust, RRF-LP or the Hotel Partnerships. However, Mr. Wirth will have an employment agreement with the Trust expiring in 2007, which will provide that he will receive no compensation from the Trust as long as the Advisory Agreement is in effect. Should MARA no longer provide such services, Mr. Wirth will then be compensated on the same annual basis as is MARA and will receive, as long as he continues to be employed pursuant to his employment agreement, an amount equal to the full amount of the compensation that would have been paid to MARA.


     Biographical information in respect of Messrs. Wirth, Berg, Nasca, Bruhn, Flory and Hill is set forth below, including principal occupation and business experience for at least the past five years and the name of any other publicly-held companies of which they are or have been directors:


     James F. Wirth. Mr. Wirth has been Chairman and President of InnSuites, HCI, and various of their affiliated entities since their founding in 1980. He also has been Chairman and President of Rare Earth Development Company, which owns and develops 3,300 acres of land in suburban Phoenix, since its founding in 1973. Prior to the founding of Rare Earth Development Company, Mr. Wirth served as Assistant to the President and Division President of Ramada Inns, Inc. from 1970 through 1973, and as a Planning Analyst for LTV Corporation from 1968 through 1970. He earned a Master of Science in Industrial Administration degree from Carnegie-Mellon University, where he was a Mellon Fellow, and a Bachelor of Arts degree, with distinction, in Economics and Mathematics from the University of Arizona. Age: 51.

     Marc E. Berg. Mr. Berg has been a registered investment advisor since 1985, advising corporations and high net worth individuals with portfolio and cash management. From 1979 to 1985, he was a Senior Portfolio Manager with Valley National Bank of Arizona, where he managed a $350 million loan portfolio. He received a Master of Business Administration degree from Arizona State University, a Master of International Management degree from the American Graduate School of International Management, and a Bachelor of Science in Business Administration degree from American University. Age: 45.

     Mark J. Nasca. Mr. Nasca has been a Principal of JDI Realty, L.L.C., a real estate investment company, since 1995. JDI Realty is engaged in the opportunistic purchase of real estate assets including hotels, retirement centers, retail properties and pools of performing and non-performing loans, and in providing bridge financing for real estate assets. Prior to joining JDI Realty, Mr. Nasca was a member of the Structured and Real Estate Finance Group of McDonald & Company Securities, Inc., an investment banking firm, from 1987 through 1995, lastly as a Senior Vice President. At McDonald & Company, Mr. Nasca was actively involved in the underwriting of real estate investment trust securities and in numerous real estate acquisitions and financings. Mr. Nasca received a Bachelor of Arts degree from The University of Notre Dame and a Juris Doctor degree from Case Western

Reserve University. He is a member of the Advisory Board to Boykin Management Company, L.L.C., a hotel management company that is a primary lessee to Boykin Lodging Company, a NYSE-listed REIT. He also is Vice Chairman of Village Capital Corporation, a Cleveland, Ohio based not-for-profit organization that provides capital for the redevelopment of Cleveland's urban neighborhoods. Age: 38.

     Gregory D. Bruhn. Mr. Bruhn served as Executive Vice President and Chief Financial Officer of First Union Real Estate Mortgage and Equity Investments from 1994 through 1996. Prior to joining First Union, Mr. Bruhn was Executive Vice President of the Real Estate Industries Division of Bank of America in Los Angeles from 1992 through 1994, in which position he was responsible for a $3 billion loan portfolio. From 1991 through 1992, Mr. Bruhn was an Executive Vice President of Security Pacific Bank, and from 1987 through 1991, he was Executive Vice President and Manager of the Real Estate Department of Union Bank of Los Angeles. Prior thereto, he was a group head of the Real Estate Department of Continental Bank of Chicago. Mr. Bruhn received a Master of Business Administration degree from the University of Wisconsin and a Bachelor of Science in Business Administration degree from the University of Wisconsin. Age: 50.

     Lee J. Flory. Mr. Flory is Vice President, Secretary and a Director of The Grainger Foundation Inc., a private charitable organization. He has served in these capacities since 1972. From 1969 until his retirement in 1991, Mr. Flory served as a Vice President and Secretary of W. W. Grainger, Inc., a nationwide distributor of maintenance, repair, and operating supplies to the commercial, industrial, contractor, and institutional markets. Age: 71.

     Edward G. Hill. Mr. Hill has been President and Chief Executive Officer of ABCO Foods since its founding in 1984. ABCO Foods, which is a division of Fleming Companies, Inc., is one of the largest grocery chains in Arizona and operates 53 grocery stores in Arizona. Prior to joining ABCO Foods, Mr. Hill was Senior Vice President of the South Western Region for Alpha Beta Company, which owns and operates grocery stores, from 1980 through 1984. Prior thereto, he held numerous management positions with Alpha Beta Company. Mr. Hill is a member of the Board of Directors of the Food Market Institute and of the Western Association of Food Chains, of which he also is the President. He was named the 1995 "Retailer of the Year" by the Arizona Food Marketing Alliance. Mr. Hill received a Master of Business Administration degree from the University of Southern California and a Bachelor of Arts degree, with honors, from California State University at Fullerton. He served in the United States Army from 1969 through 1971. Age: 54.

     The Trustees and the Board of Directors of MARA, as the case may be, will enter into agreements with each of the trustees, officers and directors of the Trust and MARA serving as of the date of the Formation Agreement (each such person, an "Indemnified Person") whereby the Trust and MARA each agree to continue to indemnify each Indemnified Person to the maximum extent permitted by applicable law from and against any liability, cost or expense arising out of any act or omission on the part of such Indemnified Person taken (or alleged to have been taken) at any time in his or her capacity as a trustee, officer and/or director of the Trust and/or MARA, as the case may be.


APPRAISAL RIGHTS


     Under applicable Ohio law, the Trust's shareholders do not have appraisal or dissenter's rights in respect of the Formation Transactions.


LIMITATIONS ON THE USE OF CERTAIN TAX LOSS CARRYFORWARDS


     The Trust has substantial tax loss carryforwards available to offset future taxable income. Under Section 382 of the Code, the use of the Trust's tax loss carryforwards could be limited in the event of an ownership change involving more than 50% of the Common Shares, including ownership changes arising by reason of share issuances by the Trust. It is possible that future ownership changes involving Common Shares could limit the Trust's ability to use these tax loss carryforwards, including ownership changes which occur by reason of additional share issuances by the Trust or acquisitions or dispositions of Common Shares by persons who are or become owners of five percent or more of the Common Shares.

CERTAIN PENDING LITIGATION



     On August 14, 1997, Dan Z. Bochner, a shareholder of the Trust, filed suit against the Trust and the Trustees in the Court of Common Pleas for Cuyahoga County, Ohio, seeking damages in an unspecified amount for alleged mismanagement of the Trust. Management of the Trust and the Trustees believe the suit to be groundless, and intend vigorously to defend the suit.



SELECTED HISTORICAL AND PRO FORMA FINANCIAL AND OPERATING DATA


     The following tables set forth (i) selected unaudited pro forma condensed consolidated financial information for the Trust for the year ended January 31, 1997, and for the nine-month period ended October 31, 1997, and (ii) selected unaudited combined pro forma financial information for the Lessee for the year ended December 31, 1996 and for the nine-month period ended September 30, 1997.


     The Pro Forma Condensed Consolidated Balance Sheet of the Trust (i) is presented as if the Formation Transactions had occurred on October 31, 1997; and
(ii) combines the historical balance sheet of the Trust as of October 31, 1997 with the historical combined balance sheet of the Hotel Companies as of September 30, 1997, both of which are included elsewhere in this Proxy Statement or incorporated herein by reference. The Pro Forma Condensed Consolidated Statements of Income for the Trust for the year ended January 31, 1997 and for the nine-month period ended October 31, 1997 (i) are presented as if the Formation Transactions, the sale of the Carbon and Carbide building and the beginning of the relevant lease year had occurred on February 1, 1996, and therefore incorporates certain assumptions that are included in the Notes to the Pro Forma Condensed Consolidated Statements of Income; and (ii) combines the historical operating results of the Trust for the year ended January 31, 1997 and the nine-month period ended October 31, 1997 with the combined operating results of the Hotel Companies for the year ended December 31, 1996 and the nine-month period ended September 30, 1997, respectively. In the opinion of the Trustees, the effect of non-conforming period ends on the unaudited pro forma information is not material.


     The Pro Forma Condensed Combined Statements of Operations of the Lessee for the year ended December 31, 1996 and for the nine-month period ended September 30, 1997 are presented as if the Formation Transactions and the beginning of the relevant lease year had occurred on January 1, 1996, and therefore incorporates certain assumptions that are included in the Notes to the Pro Forma Condensed Combined Statements of Operations. The pro forma operating information for the Lessee is presented to reflect the pro forma operations of the Lessee for 1996 and for the nine-month period ended September 30, 1997, which operations are the source of funds for the Lease payments to RRF-LP and the Trust's subsidiary which will own the Scottsdale Hotel.

     The following selected financial information should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and all of the historical financial statements and notes thereto included elsewhere in this Proxy Statement.

                              REALTY REFUND TRUST

     PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF OCTOBER 31, 1997


                    (Unaudited, Dollar Amounts in Thousands)



                                                    HISTORICAL                 PRO FORMA
                                               --------------------           ADJUSTMENTS
                                               REALTY                 ---------------------------
                                               REFUND   CONTRIBUTED    FORMATION        OTHER             PRO
                                               TRUST      HOTELS      TRANSACTIONS   TRANSACTIONS        FORMA
                                               ------   -----------   ------------   ------------       -------
                   ASSETS
INVESTMENTS IN HOTEL PROPERTIES, net.........  $  --      $26,885       $ 16,850               (A)      $43,735
CASH AND CASH EQUIVALENTS....................  2,683          826           (950)              (B)          172
                                                                             259               (C)
                                                                                       $   (113)(D)
                                                                            (675)              (E)
                                                                                           (175)(F)
                                                                                         (1,500)(I)
                                                                            (183)              (H)
ACCOUNTS RECEIVABLE, net.....................     --          489           (489)              (C)           --
INVENTORIES..................................     --          401           (401)              (C)           --
DEFERRED COSTS, net..........................     --          527            (46)              (G)          656
                                                                                            175(F)
INTEREST RECEIVABLE AND OTHER ASSETS.........     47        1,350         (1,178)              (C)          402
                                                                             183               (H)
                                               ------     -------        -------        -------         -------
TOTAL ASSETS.................................  $2,730     $30,478       $ 13,370       $ (1,613)        $44,965
                                               ======     =======        =======        =======         =======

           LIABILITIES AND EQUITY
MORTGAGE NOTES PAYABLE.......................  $  --      $17,963                      $ (4,750)(G)     $13,213
LINE OF CREDIT...............................     --           90                           (90)(D)       3,250
                                                                                          4,750(G)
                                                                                         (1,500)(I)
OTHER NOTES PAYABLE..........................     --        2,699                           (23)(D)       2,676
ADVANCES PAYABLE TO AFFILIATES...............     --          946                                           946
ACCOUNTS PAYABLE AND ACCRUED EXPENSES........     18        1,198       $ (1,052)              (C)          164
MINORITY INTEREST IN PARTNERSHIP.............     --           --         18,627               (J)       18,627
EQUITY:
  COMBINED ACCUMULATED EQUITY................     --        7,582           (950)              (B)           --
                                                                          (6,632)              (K)
  SHARES OF BENEFICIAL INTEREST
     (unlimited authorized; 1,020,586 issued
     and outstanding prior to Formation
     Transactions, 1,731,527 issued and
     outstanding upon consummation of
     Formation Transactions).................  2,712           --          3,377               (A)        6,089
                                               ------     -------        -------        -------         -------
          TOTAL EQUITY.......................  2,712        7,582         (4,205)            --           6,089
                                               ------     -------        -------        -------         -------
          TOTAL LIABILITIES AND EQUITY.......  $2,730     $30,478       $ 13,370       $ (1,613)        $44,965
                                               ======     =======        =======        =======         =======


          See Notes to Pro Forma Condensed Consolidated Balance Sheet.

            NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                             AS OF OCTOBER 31, 1997

                    (Unaudited, Dollar Amounts in Thousands)


(A) Increase in investment in hotel properties attributable to the application of purchase accounting to the extent of (1) the Trust's acquisition of a 13.1% general partnership interest in RRF-LP, (2) the exchange transactions with limited partners other than Wirth, and (3) the Trust's acquisition of 100% of the stock of BPI through the issuance of Shares having an aggregate value of $3,377 (711 Shares at $4.75 per Share).



                                                                BPI      OTHER HOTELS      TOTAL
                                                               ------    ------------     -------
    Value of Units issued....................................  $   --      $ 32,231
    Value of Common Shares issued............................   3,377            --
    Historical adjusted deficit (equity) of interests
      purchased by the Trust or RRF-LP, as applicable........   1,758(a)     (8,390)(b)
                                                               ------       -------
    Excess of purchase consideration over historical net book
      values.................................................   5,135        23,841
    Allowable writeup based on change in percentage ownership
      interests..............................................     100%           49%
                                                               ------       -------
    Allowable writeup based on change in percentage ownership
      interests..............................................   5,135        11,673(c)    $16,808
    Trust's cash purchase price for 13.1% interest in
      RRF-LP.................................................      --         2,175(d)      2,175
    The Trust's 13.1% interest in the net assets of RRF-LP...      --        (2,808)(e)    (2,808)
    Transfer costs and commissions (See (E)).................      68           607           675
                                                               ------       -------       -------
    Purchase accounting writeup..............................  $5,203      $ 11,647       $16,850
                                                               ======       =======       =======
    The exchanges of ownership interests by Mr. Wirth do not result in adjustments to historical basis as such transactions are between entities under common control.



 (B) Reflects the purchase by the Hotel Partnerships and Hotel Companies of 200,000 Common Shares currently held by Alan Krause and certain other shareholders for a purchase price of $4.75 per share and the distribution of such Common Shares to the respective partners of the Hotel Partnerships and the owners of the Hotel Companies.



 (C) Reflects the sale of certain non-real estate assets, net of the Lessee's assumption of certain non-real estate liabilities. Units issued by RRF-LP in exchange for the Flagstaff Hotel will be used by Hulsey Hotels Corporation to acquire a preferred stock interest in the Lessee. Upon receipt of the Units, the Lessee will exchange a portion of the Units to acquire the non-real estate assets and assume the non-real estate related liabilities of RRF-LP. RRF-LP will then distribute the Units so received to its respective limited partners.


                                                                BPI      OTHER HOTELS     TOTALS
                                                               ------    ------------     -------
    Accounts receivable......................................  $   39       $  450        $   489
    Inventories..............................................      62          339            401
    Other assets.............................................   1,063          115          1,178
    Accounts payable and accrued expenses....................    (905)        (147)        (1,052)
                                                               ------      -------        -------
    Consideration to be received.............................  $  259       $  757(f)     $ 1,016
                                                               ======      =======        =======


(D) Reflects the retirement of certain line of credit indebtedness and capital lease obligations of the Hotel Corporations and the Hotel Partnerships.



 (E) Reflects the cash payments of transaction costs and commissions to be made by the Hotel Partnerships and the Hotel Corporations. See (A) above.



 (F) Reflects the payment of deferred financing costs related to the new revolving credit agreement.

            NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET



                       AS OF OCTOBER 31, 1997 (CONTINUED)



(G) Represents the refinancing of existing mortgage indebtedness of BPI and the Flagstaff Hotel with borrowings against the new credit facility and the writeoff of unamortized deferred financing costs associated with the mortgages.



(H) Represents the initial deposit posted by RRF-LP to the Capital Expenditures Fund held for the benefit of Lessee.



 (I) Represents the paydown of borrowings against the new revolving credit facility with available cash.



 (J) Represents the recognition of minority interest in RRF-LP that will not be owned by the Trust. The calculation of minority interest is as follows:



    Trust contribution for general partnership interest........................  $ 2,175(d)
    Historical equity of Hotel Partnerships....................................    9,340(g)
    Distributions by the Hotel Partnerships of Common Shares purchased per
      (B)......................................................................     (950)(h)
    Value of Units received and distributed as discussed in (C)................     (757)(f)
    Writeoff of deferred financing costs associated with the mortgage
      refinanced in (G)........................................................      (46)
    Allowable writeup based on change in percentage ownership interests........   11,673(c)
                                                                                 -------
    Total equity of RRF-LP.....................................................   21,435
    Minority interest percentage...............................................     86.9%
                                                                                 -------
                                                                                 $18,627
                                                                                 =======
    Minority interest in RRF-LP................................................  $18,627
    Trust's interest in RRF-LP.................................................    2,808(e)
                                                                                 -------
      Total equity of RRF-LP...................................................  $21,435
                                                                                 =======
    The Units received and issued in adjustment (C) have been considered in the determination of the minority interest percentage.



(K) Elimination of the adjusted historical equity accounts of:



       Hotel  Company that owns the Flagstaff Hotel and the Hotel Partnerships
              Historical equity........................................  (9,340)(g)
              Less distribution discussed in (B).......................     950(h)
                                                                         ------
              Adjusted historical equity...............................               (8,390)(b)
       BPI
              Historical equity........................................                1,758(a)
                                                                                      ------
                                                                                     $(6,632)
                                                                                      ======

                              REALTY REFUND TRUST


              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME


                      FOR THE YEAR ENDED JANUARY 31, 1997



       (Unaudited, Dollar Amounts in Thousands except for Per Share Data)



                                                                        PRO FORMA
                                                         HISTORICAL    ADJUSTMENTS      PRO FORMA
                                                         ----------    -----------      ----------
PERCENTAGE LEASE REVENUE...............................  $       --    $     7,376(A)   $    7,376
OTHER RENTAL REVENUE...................................       2,278         (2,278)(B)          --
INTEREST INCOME........................................       1,638             --           1,638
                                                             ------         ------          ------
          TOTAL REVENUES...............................       3,916          5,098           9,014
                                                             ------         ------          ------
PROVISION FOR WRITEDOWN OF LOAN RECEIVABLE.............         111             --             111
PROVISION FOR WRITEDOWN OF REAL ESTATE HELD FOR SALE...       1,085         (1,085)(B)          --
INTEREST ON LOANS UNDERLYING WRAP MORTGAGES............         239             --             239
INTEREST EXPENSE ON MORTGAGE AND OTHER NOTES PAYABLE...         714             58(I)        1,929
                                                                              (332)(C)
                                                                             1,489(D)
ADVISORY FEE TO RELATED PARTY ADVISOR..................         170            406(E)          576
OPERATING EXPENSES OF REAL ESTATE HELD FOR SALE........       2,086         (2,086)(B)          --
DEPRECIATION AND AMORTIZATION..........................          43          1,334(F)        1,377
GENERAL AND ADMINISTRATIVE.............................         355            223(G)          578
REAL ESTATE AND PERSONAL PROPERTY TAXES AND CASUALTY
  INSURANCE AND GROUND RENT............................          --            942(H)          942
MINORITY INTEREST......................................          --          1,790(J)        1,790
                                                             ------         ------          ------
          TOTAL EXPENSES AND MINORITY INTEREST.........       4,803          2,739           7,542
                                                             ------         ------          ------
NET INCOME (LOSS) ATTRIBUTABLE TO SHARES OF BENEFICIAL
  INTEREST.............................................  $     (887)   $     2,359      $    1,472
                                                             ======         ======          ======
NET INCOME (LOSS) PER SHARE............................  $    (0.87)                    $      .85
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING..........   1,020,586        710,941       1,731,427



      See notes to pro forma condensed consolidated statements of income.

                              REALTY REFUND TRUST


              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME


                   FOR THE NINE MONTHS ENDED OCTOBER 31, 1997



       (Unaudited, Dollar Amounts in Thousands Except for Per Share Data)



                                                                        PRO FORMA
                                                         HISTORICAL    ADJUSTMENTS      PRO FORMA
                                                         ----------    -----------      ----------
PERCENTAGE LEASE REVENUE...............................  $       --    $     5,997(A)   $    5,997
OTHER RENTAL REVENUE...................................       1,367         (1,367)(B)          --
INTEREST INCOME........................................          --                             --
                                                             ------         ------          ------
          TOTAL REVENUES...............................       1,367          4,630           5,997
                                                             ------         ------          ------
LOSS ON SALE OF REAL ESTATE............................          36            (36)(B)          --
INTEREST EXPENSE ON MORTGAGE AND OTHER NOTES PAYABLE...         118             44(I)        1,258
                                                                              (118)(C)
                                                                             1,214(D)
ADVISORY FEE TO RELATED PARTY ADVISOR..................          --            432(E)          432
OPERATING EXPENSES OF REAL ESTATE HELD FOR SALE........       1,404         (1,404)(B)          --
DEPRECIATION AND AMORTIZATION..........................          22          1,001(F)        1,023
GENERAL AND ADMINISTRATIVE.............................         174            260(G)          434
REAL ESTATE AND PERSONAL PROPERTY TAXES AND CASUALTY
  INSURANCE AND GROUND RENT............................          --            611(H)          611
MINORITY INTEREST......................................          --          1,844(J)        1,844
                                                             ------         ------          ------
          TOTAL EXPENSES AND MINORITY INTEREST.........       1,754          3,848           5,602
                                                             ------         ------          ------
NET INCOME (LOSS) ATTRIBUTABLE TO SHARES OF BENEFICIAL
  INTEREST.............................................  $     (387)   $       782      $      395
                                                             ======         ======          ======
NET INCOME (LOSS) PER SHARE............................  $    (0.38)                    $      .23
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING..........   1,020,586        710,941       1,731,427



      See notes to pro forma condensed consolidated statements of income.

                              REALTY REFUND TRUST


         NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME



          (Unaudited) (Dollars in Thousands Except for Per Share Data)



(A) Consolidated percentage rent from RRF-LP and BPI as calculated pursuant to the terms of the Percentage Leases.



 (B) Assumes the sale of the Carbon and Carbide Building as of February 1, 1996. The building was sold on September 4, 1997 for $6,000.



 (C) Interest expense on $2,300 loan from related party which was retired with proceeds from the sale of the Carbon and Carbide Building.



(D) Reflects interest expense on (i) existing mortgage indebtedness of the Hotel Companies to be assumed by RRF-LP ($1,164 for the year ended January 31, 1997 and $970 for the nine months ended October 31, 1997) and (ii) new borrowings against the revolving line of credit ($325 for the year ended January 31, 1997 and $244 for the nine months ended October 31, 1997). The interest rates on the mortgage debt range from 8.0% to 9.25%.



 (E) Reflects increase in advisory fee to MARA (equal to 1% of the Trust's invested assets) related to increase in assets under management having a total appraised value of $57,565.



 (F) Represents (i) the elimination of historical amortization of the Trust related to the real estate held for sale, and (ii) depreciation of the Hotel properties. Depreciation is computed using the straight-line method and is based upon the estimated useful lives of 40 years for buildings and improvements and 7 years for furniture and equipment. These estimated useful lives are based on management's knowledge of the properties and the hotel industry in general.



     The Trust's pro forma investment in hotel properties, at cost, consists of the following:



                                                          HOTEL
                                                        COMPANIES
                                                        ---------
Land..................................................   $ 3,440
Buildings and improvements............................    37,195
Furniture, fixtures and equipment.....................     3,100
                                                         -------
                                                         $43,735
                                                         =======



(G) Reflects increase in consolidated G & A for RRF-LP, Scottsdale, and the Trust. Pro forma G&A expense is comprised of the following:



                                                        FULL YEAR    NINE MONTHS
                                                        ---------    -----------
Salaries and wages....................................    $ 130        $    98
Professional fees.....................................      170            127
Directors' and officers' insurance....................       50             38
Directors' fees and expenses..........................       58             43
Other operating expenses..............................      170            128
                                                           ----         ------
                                                          $ 578        $   434
                                                           ====         ======



(H) Represents real estate and personal property taxes, property and casualty insurance and ground rent expense to be paid by RRF-LP. Such amounts were derived from historical amounts paid by the Hotels.



 (I) Reflects amortization of $175 of deferred loan fees and costs over the 3-year term of the Line of Credit.

                              REALTY REFUND TRUST



              NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS


                             OF INCOME -- CONTINUED


          (Unaudited) (Dollars in Thousands Except for Per Share Data)



 (J) Represents 86.9% of Net Income of RRF-LP attributable to Minority Interest holders, who will hold 6,785,564 limited partnership units. The Trust will hold 1,020,586 units or 13.1% of the total.



                                                                                   NINE MONTHS
                                                                                      ENDED
                                                                YEAR ENDED         OCTOBER 31,
                                                                JANUARY 31,     -----------------
                                                                   1997          1996       1997
                                                                -----------     ------     ------
Pro Forma Income before Minority Interest:
  Trust.......................................................    $   907       $  953     $   --
  Scottsdale..................................................        295          123        117
  RRF-LP......................................................      2,060        1,735      2,112
                                                                   ------       ------     ------
                                                                    3,262        2,811      2,239
Minority Interest in Pro Forma Income of RRF-LP at 86.9%......      1,790        1,508      1,844
                                                                   ------       ------     ------
Pro Forma Consolidated Net Income.............................    $ 1,472       $1,303     $  395
                                                                   ======       ======     ======

                                     LESSEE

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                    (unaudited, dollar amounts in thousands)


                                                     (A) HISTORICAL       PRO FORMA        PRO FORMA
                                                     HOTEL COMPANIES     ADJUSTMENTS        LESSEE
                                                     ---------------     -----------       ---------
REVENUES:
Room revenue.......................................      $17,614           $    --         $ 17,614
Food and beverage revenue..........................          197                --              197
Other revenue......................................          513                --              513
                                                        --------          --------         --------
  Total Revenues...................................       18,324                --           18,324
                                                        --------          --------         --------
EXPENSES:
Departmental expenses of Hotels:
  Rooms............................................        4,439                --            4,439
  Food and beverage................................          487                --              487
General and administrative.........................        2,223                22(B)         2,245
Advertising and promotion..........................          725                --              725
Utilities..........................................          894                --              894
Management fees....................................          841              (382)(C)          459
Franchisor royalties and other charges.............          437               398(D)           835
Repairs and maintenance............................        2,621                --            2,621
Real estate and personal property taxes, insurance,
  and ground rent..................................        1,021              (942)(E)           79
Interest expense...................................        1,570            (1,570)(F)           --
Depreciation and amortization......................        1,147            (1,147)(G)           --
Other..............................................           46               (46)(H)           --
Percentage Lease payments..........................           --             7,376(I)         7,376
                                                        --------          --------         --------
  Total Expenses...................................       16,451             3,709           20,160
                                                        --------          --------         --------
INCOME (LOSS) BEFORE EXTRAORDINARY ITEMS...........      $ 1,873           ($3,709)        ($ 1,836)
                                                        ========          ========         ========


      See Notes to Pro Forma Condensed Combined Statements of Operations.

                                     LESSEE

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997


                    (Unaudited, dollar amounts in thousands)



                                                     (A) HISTORICAL       PRO FORMA        PRO FORMA
                                                     HOTEL COMPANIES     ADJUSTMENTS        LESSEE
                                                     ---------------     -----------       ---------
REVENUES:
Room revenue.......................................      $14,165           $    --         $ 14,165
Food and beverage revenue..........................          320                --              320
Other revenue......................................          510                --              510
                                                        --------          --------         --------
  Total Revenues...................................       14,995                --           14,995
                                                        --------          --------         --------
EXPENSES:
Departmental expenses of Hotels:
  Rooms............................................        3,720                --            3,720
  Food and beverage................................          396                --              396
General and administrative.........................        1,401                75(B)         1,476
Advertising and promotion..........................          604                --              604
Utilities..........................................          685                --              685
Management fees....................................          675              (300)(C)          375
Franchisor royalties and other charges.............          401               301(D)           702
Repairs and maintenance............................        2,071                --            2,071
Real estate and personal property taxes, insurance,
  and ground rent..................................          593              (533)(E)           60
Interest expense...................................        1,292            (1,292)(F)           --
Depreciation and amortization......................          823              (823)(G)           --
Percentage Lease payments..........................           --             5,997(I)         5,997
                                                        --------          --------         --------
  Total Expenses...................................       12,661             3,425           16,086
                                                        --------          --------         --------
INCOME (LOSS) BEFORE EXTRAORDINARY ITEMS...........      $ 2,334           ($3,425)        ($ 1,091)
                                                        ========          ========         ========


      See Notes to Pro Forma Condensed Combined Statements of Operations.

                                     LESSEE

         NOTES TO PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

                    (Unaudited, dollar amounts in thousands)

(A) Derived from the historical combined financial statements of the Hotels for the period presented. From January 1996 until June 1996, a Wirth affiliate operated the facilities of the Flagstaff Hotel for Hulsey. The approximate revenues and expenses of this hotel for the period indicated are based upon actual historical revenue information obtained by HCI.

 (B) Increase reflects the estimated incremental expenses to be incurred by Lessee in connection with administrative salaries and occupancy expenses, net of historical general and administrative expenses of the Lessee which will be incurred by RRF-LP or RS.

 (C) Reflects the adjustment of management fee expense of the Hotels to a standard 2.5% of revenues per year pursuant to the management agreement to be entered into between the Lessee, RRF-LP and RS.

(D) Reflects the adjustment of franchise fees paid to InnSuites to a standard 2.5% of revenues per year (1.5% at four existing properties with dual franchises).

 (E) Reflects the elimination of real estate and personal property taxes, property and casualty insurance, and ground rent expenses to be paid by RRF-LP or RS.

 (F) Reflects the elimination of (i) mortgage interest expense of the Hotels due to the expected repayment of such debt with a portion of the proceeds from the Line of Credit, and (ii) interest expense on note payable obligations which are expected to be retired in connection with the Formation Transactions, and (iii) interest expense related to debt to be assumed by RRF-LP or RS.

(G) Reflects the elimination of depreciation expense related to the investments in hotel properties of the Hotels which are to be acquired by RRF-LP.


(H) Represents the elimination of lease expense for equipment under lease which was purchased prior to formation.



 (I) Represents lease payments calculated on a pro forma basis by applying the rent provisions of the Leases to the pro forma room and other revenues of the Hotels. See "THE FORMATION TRANSACTIONS -- Leasing and Management of the Hotels" for the Lease formulas.

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

OVERVIEW.


     Upon completion of the Formation Transactions, the Trust will own a 13.1% interest in six of the Hotels through its interest in RRF-LP and 100% of the Scottsdale hotel through a 100%-owned subsidiary ("RS"). In order for the Trust to qualify as a REIT, neither the Trust nor RRF-LP can operate hotels. Therefore, RRF-LP and RS will lease the Hotels to the Lessee. The Trust's principal source of revenue will be lease payments from the Lessee pursuant to the Leases. Lease revenue is based upon the room and other revenues of the Hotels leased to the Lessee. The Lessee's ability to make payments to RRF-LP or to RS pursuant to the Leases is dependent primarily upon the operations of the Hotels. Therefore, management believes that a discussion of the pro forma operating results of the Lessee and the historical operating results of the Hotels is important to an understanding of the business of the Trust. The following discusses (i) the Trust's pro forma results of operations for the year ended January 31, 1997 and the nine months ended October 31, 1997; (ii) the Lessee's pro forma results of operations for the year ended December 31, 1996 and the nine months ended September 30, 1997; and (iii) the historical results of the Hotels for the years ended December 31, 1996, 1995 and 1994.


GENERAL.


     Results of operations are best explained by three key performance indicators: Occupancy, average daily rate (calculated as total room revenue divided by number of rooms sold) ("ADR"), and revenue per available room (calculated as total room revenue divided by number of rooms available) ("REVPAR"). Increases in REVPAR attributable to increases in occupancy are accompanied by increases in most categories of variable operating costs. Increases in REVPAR attributable to increases in ADR are accompanied by increases in limited categories of operating costs, such as management fees and franchise and license fees.


PRO FORMA RESULTS OF OPERATIONS FOR THE CONSOLIDATED COMPANY.

     The following tables set forth key indicators for (i) all of the Hotels combined, and (ii) all fully operational hotels (which excludes Flagstaff which was under renovation) and is useful in understanding the underlying changes in the percentage rent for the Trust during the pro forma year ended January 31, 1997 and nine months ended October 31, 1997.


                                    ALL FULLY-OPERATING HOTELS              ALL OPERATING HOTELS
                                      (EXCLUDING FLAGSTAFF)                (INCLUDING FLAGSTAFF)
                                     YEAR ENDED DECEMBER 31,              YEAR ENDED DECEMBER 31,
                                   ----------------------------         ----------------------------
           KEY FACTORS              1994       1995       1996           1994       1995       1996
---------------------------------  ------     ------     ------         ------     ------     ------
Occupancy........................   69.4%      72.2%      72.6%          64.8%      67.6%      69.0%
ADR..............................  $59.45     $64.50     $69.33         $58.09     $62.80     $67.03
REVPAR...........................  $41.26     $46.57     $50.33         $37.64     $42.45     $46.25



                                    ALL FULLY-OPERATING HOTELS           ALL FULLY-OPERATING HOTELS
                                      (EXCLUDING FLAGSTAFF)                (INCLUDING FLAGSTAFF)
                                    NINE MONTHS ENDED JUNE 30,           NINE MONTHS ENDED JUNE 30,
                                   ----------------------------         ----------------------------
                                    1997                  1996           1997                  1996
                                   ------                ------         ------                ------
Occupancy........................   74.9%                 71.9%          71.9%                 68.8%
ADR..............................  $72.18                $70.21         $69.60                $67.78
REVPAR...........................  $54.08                $50.46         $50.02                $46.60



     For the nine months ended October 31, 1997, the Trust had pro forma revenues of $6.0 million from the Leases that would have been in place at the Hotels, compared to $5.5 million for the same nine months in 1996. This $.5 million increase is due to increases in occupancy and ADR. Interest income declined to $0 from $1.5 million for the nine months ended October 31, 1996 due to the liquidation of the Trust's loan investments.

Expenses include interest expense, related to borrowings under the Trust's proposed $12.0 million secured revolving line of credit, in the amount of $.24 million. The minority interest increased $.34 million for the period consistent with a proportional increase in percentage lease revenue. Total expenses of $5.6 million, down $.18 million compared to the nine months ended October 31, 1996, were due to the reduction in interest expense which was offset partially by the increase in minority interest. Net income for the nine months ended October 31, 1997 declined $.91 million over the same period in 1996, largely due to the elimination of net income from the now liquidated loan portfolio.


     For the year ended January 31, 1997, the Trust had pro forma revenues of $7.4 million from the Leases that would have been in place at the Hotels. The Trust also had $1.6 million in interest income from mortgage investments which were repaid during the fiscal year. Expenses include interest expense related to the mortgage investments and note payable to affiliated party. Other rental revenue of $2.3 million and operating expenses of $2.1 million and amortization of $.04 million related to the Carbon & Carbide Building (the sale of which closed on September 4, 1997) have been eliminated.

PRO FORMA RESULTS OF OPERATIONS OF LESSEE.


     For the nine months ended September 30, 1997, the Lessee had pro forma revenues of $15.0 million compared to $14.0 million for the nine months ended September 30, 1996, an increase of $1.0 million (7.0%). This was due to increases in occupancy from 68.8% in 1996 to 71.9% in 1997 and ADR from $67.78 in 1996 to $69.60 in 1997. Total expenses increased $1.3 million from $14.8 million in the first nine months of 1996 to $16.1 million in the nine months ended September 30, 1997. Increases of $.22 million in general and administrative expenses, and $.46 million in percentage lease payments were consistent with increased occupancy and revenues. A $.33 million increase in repairs and maintenance was due to costs of the ongoing refurbishing program which was substantially completed by October 15, 1997. The larger increase in expenses ($1.3 million) as compared to the $.97 million increase in revenues resulted in a $.30 million increased loss to $1.09 million in the nine months ended September 30, 1997 as compared to the $.80 million loss for the nine months ended September 30, 1996.



     For the year ended December 31, 1996, Lessee's pro forma hotel revenues were $18.3 million, representing a $2.38 million, or 14.9%, increase over pro forma hotel revenues for 1995. Pro forma departmental expenses as a percentage of hotel revenues were 26.9% in both 1995 and 1996. Pro forma Lease expense was $7.4 million in 1996, and was directly related to the room and other revenues generated by the Hotels in 1996. See "Results of Operations of the Hotels" for a further discussion of operating results in 1996.



     The pro forma net loss of Lessee for 1996 was $1.8 million, due to having incurred $1.73 million of maintenance expense as part of a multi-year refurbishment program and $286,000 in 1996 of losses incurred while the Flagstaff Hotel was under construction. The refurbishment programs, including the Flagstaff renovation, were all substantially completed as of October 15, 1997. Mr. and Mrs. Wirth's management and trademark corporations have agreed to subordinate their receipt of management fees and trademark fees from the lessee corporation to the extent that Flagstaff has not generated sufficient operating cash flow to meet its $250,000 minimum annual rent payment, until Flagstaff has generated sufficient operating cash flow to meet its $250,000 minimum annual rent payment in two consecutive years. The elimination of the maintenance expense associated with refurbishment and Mr. Wirth's subsidy of Flagstaff should enable Lessee to generate a positive cash flow.

RESULTS OF OPERATIONS OF THE HOTELS.


     The following table sets forth certain combined historical financial information for the Hotels, as a percentage of revenues, for the periods indicated.



                                                                                   NINE MONTHS
                                                                                 ENDED SEPTEMBER
                                                    YEAR ENDED DECEMBER 31,            30,
                                                   --------------------------    ----------------
                                                    1994      1995      1996      1996      1997
                                                   ------    ------    ------    ------    ------
FINANCIAL DATA
Room revenue......................................   96.6%     96.4%     96.1%     94.9%     94.5%
Food and beverage revenue.........................    0.7       0.8       1.1       1.9       2.1
Other revenue.....................................    2.7       2.8       2.8       3.2       3.4
                                                   ------    ------    ------    ------    ------
          Total revenue...........................  100.0     100.0     100.0     100.0     100.0
                                                   ------    ------    ------    ------    ------
Departmental and other expenses...................   71.9      69.6      70.1      65.1      66.3
Real estate and personal property taxes, insurance
  and rent........................................    4.2       4.1       4.8       4.1       4.0
Depreciation and amortization.....................    8.3       6.6       6.3       5.7       5.5
Interest expense..................................   10.4      12.5       8.6       9.3       8.6
                                                   ------    ------    ------    ------    ------
Income before extraordinary items.................    5.2       7.2      10.2      15.8      15.6
Extraordinary item -- gain on early extinguishment
  of debt ........................................    0.9      40.6       1.7       2.2        --
                                                   ------    ------    ------    ------    ------
Net income........................................    6.1%     47.8%     11.9%     18.0%     15.6%
                                                   ======    ======    ======    ======    ======
OTHER DATA
EBITDA (1), as a % of revenue.....................   23.9%     26.3%     25.0%     30.8%     29.7%
Cash Flow from Operating Activities, as a % of
  revenue.........................................   10.2%     13.2%     14.3%     22.9%     17.9%
Cash Flow from Investing Activities, as a % of
  revenue.........................................   -0.8%     -2.5%    -10.9%    -13.0%     -8.2%
Cash Flow from Financing Activities, as a % of
  revenue.........................................   -5.9%    -11.9%     -6.3%    -13.8%     -8.4%
KEY FACTORS(2)
Occupancy.........................................   64.8%     67.6%     69.0%     68.8%     71.9%
ADR............................................... $58.09    $62.80    $67.03    $67.78    $69.60
REVPAR............................................ $37.64    $42.45    $46.25    $46.60    $50.02


---------------

(1) Represents income (loss) before extraordinary items, excluding interest expense, depreciation and amortization. The Trust believes that EBITDA, defined as net income before interest, depreciation, amortization, taxes and extraordinary items, provides a good indicator of the financial performance of the Hotels and will be a significant factor in determining the Lessees' ability to make lease payments to the Hotel Partnerships or RS and thus to RRF-LP. This indicator should not be considered as an alternative to net income as an indication of Lessee's performance or to cash flow as a measure of liquidity.

(2) No assurance can be given that the trends reflected in this data will continue or that occupancy, ADR and REVPAR will not decrease as a result of changes in national or local economic or hospitality industry conditions. These figures include the Flagstaff Hotel, acquired in June, 1996 and under renovation during the remainder of 1996 and the first half of 1997. The renovation was substantially completed as of October 15, 1997.

Comparison of the nine months ended September 30, 1997 with the Nine Months ended September 30, 1996

     Room revenues increased $.85 million, or 6.4%, from the nine months ended September 30, 1996 to the same period in 1997. REVPAR increased 7.3%, from $46.60 in the nine months ended September 30, 1996 to $50.02 for the same period in 1997. Room revenues were driven by overall increases in ADR and occupancy at all of the Hotels, except Flagstaff which was undergoing substantial renovation during the first ten months of

1997. The improvement in ADR and occupancy is attributable to increased demand in the Ontario market and completion of renovation work at the remaining Hotels.

     Food and beverage revenue grew $.06 million, or 22.1%, from the nine months ended September 30, 1996 to the same period in 1997.

     Departmental and other expenses grew by $.82 million, or 9.0%, from the nine months ended September 30, 1996 to the same period in 1997. This increase was due primarily to the $.33 million increase in repairs and maintenance reflecting the refurbishment activity. In addition, increases in management fees, franchise fees and promotional costs reflect the increased revenues.


     Net income was impacted most significantly by the cost of the refurbishment programs and increased management, franchise and promotional costs which mirror the increases in total revenues. EBITDA increased $.13 million, or 2.9%, from the nine months ended September 30, 1996 to the same period in 1997, due to refurbishment costs and increases in revenue-driven expenses.


Comparison of the year ended December 31, 1996 with 1995

     Total revenues increased $2.38 million, or 14.9%, from 1995 to 1996. Room revenues increased $2.2 million, or 14.6% from 1995 to 1996. As can be seen by the growth of REVPAR, revenues as reported were driven by increases in the ADR which occurred at five of the Hotels, while occupancy increased 1.4% overall. This was attributable in part to the general improvement in the business travel and tourism industries as well as to InnSuites' refurbishing program which was substantially completed at all the Hotels as of October 15, 1997. The continuation of InnSuites' focus on maximizing REVPAR by focusing on increasing ADR while maintaining stable occupancy during this period has significant effect. Food and beverage revenue grew $.066 million or 50.8% from 1995 to 1996. The composition of revenue stayed consistent between the periods, with only a slight increase in food and beverage revenues, from .8% of the total to 1.1%.


     Departmental and other expenses increased by $1.77 million or 16.0% between the years substantially because of a $.68 million increase in maintenance associated with the refurbishment program, the inclusion of the operating results of the Flagstaff hotel from January 1, 1996, increases in management and franchise fees due to increased revenues, and general inflationary pressures. These costs increased slightly as a percentage of revenues from 69.6% in 1995 to 70.1% in 1996, due to the effect of expenses growing at a faster pace than revenues, in particular maintenance expenses, and the less-profitable operating results of the Flagstaff hotel acquired in 1996. In addition, management fees increased from 3.8% of revenues in 1995 to 4.6% of revenues in 1996 because of higher revenues and increases in the management fee rate implemented in the second quarter of 1996 at four of the Hotels. Real estate and personal property taxes, insurance and rent increased 33.6% from 1995 to 1996. This is primarily attributable to real estate taxes which increased 40.3% due to increased property valuations based on improved revenues.



     Depreciation and amortization expense increased by $.088 million or 8.3% primarily due to the additional depreciation associated with the increased rate of refurbishment at the Hotels.



     Interest expense decreased $0.42 million or 21.1% in 1996 due to (i) principal payments on mortgage notes payable of $2.2 million in 1995 and $0.62 million in 1996, net of new mortgage debt of $0.99 million in 1996; and (ii) substantial debt forgiveness in 1995 and 1996 as discussed below.



     Income before extraordinary items increased $0.72 million primarily due to increases in ADR at the Hotels and decreased interest expense.



     The gain on early extinguishment of debt of $0.3 million recorded in May 1996 related to the extinguishment of debt in Hulsey Hotels in the form of forgiveness of the advances from affiliates and was substantially less than the $6.5 million gain recorded in May 1995 related to the extinguishment of debt at Ontario in the form of forgiveness of mortgage debt.



     Net income declined $5.44 million due to substantially larger forgiveness of debt income in 1995, which was offset partially by the improvement in ADR and reduced interest expense in 1996.

     EBITDA grew $.39 million or 9.3% from 1995 to 1996. This improvement was attributable to the increase in revenues due to growth in ADR during the periods which was partially offset by increases in franchise and management fees.


Comparison of the year ended December 31, 1995 with 1994

     Room revenues increased $1.79 million, or 13.2% from 1994 to 1995. This was driven by increases in ADR at almost all of the Hotels, along with an increase in occupancy of 2.8%. This was attributable to the general improvement in the business travel and tourism industries, lack of any new competition in the markets where the Hotels operate and the refurbishment program. Food and beverage revenue grew $.04 million or 43% from 1994 to 1995, relating to the increase in occupancy. The composition of revenue stayed consistent between the periods, with only a slight increase in food revenues, from 0.7% of the total to 0.8%, which reflects that most of the gains in revenue occurred in occupancy and room rates during this period.

     Departmental and other expenses grew by $0.99 million, or 9.8%, between the years because of general inflationary pressures and increased occupancy. These costs declined as a percentage of revenues from 71.9% in 1994 to 69.6% in 1995, as revenues grew faster than expenses, primarily through improvements in ADR. Depreciation and amortization declined slightly between 1994 and 1995.

     Interest expense increased by $0.53 million in 1995 compared to 1994 due to a mortgage refinancing at one of the Hotels. The interim mortgage financing of $3.6 million obtained in 1995 was at a 17% interest rate and was refinanced with permanent financing in January 1996.

     Income before extraordinary items increased $.42 million primarily due to increase in ADR.

     The gain on early extinguishment of debt of $6.5 million recorded in May 1995 related to the extinguishment of debt at Ontario was substantially more than the $0.13 million gain recorded in May 1994 also related to the extinguishment of debt.

     Net income improved $6.7 million due to the substantial extinguishment of debt income realized in 1995 and improved ADR.


     EBITDA grew $0.84 million, or 25.1% from 1994 to 1995. This improvement is attributable to the increase in ADR during the periods.



LIQUIDITY AND CAPITAL RESOURCES.



     At present, the Trust has no credit facilities available to it, owns no real estate assets and has no operating activities. Giving effect to the Formation Transactions, the Trust, through its ownership interest in RRF-LP, will have its proportionate share of the benefits and obligations of RRF-LP's ownership interest in the Hotels. Giving effect to the Formation Transactions, the Trust's principal sources of cash to meet its cash requirements, including distributions to shareholders, will be its share of RRF-LP's cash flow and cash flow from its wholly-owned subsidiary which owns the Scottsdale Hotel. RRF- LP's and such subsidiary's principal source of revenue will be rent payments under the Leases. Lessee's obligation under the Leases are unsecured and Lessee's ability to make rent payments to RRF-LP under the Leases, and the Trust's liquidity, including its ability to make distributions to shareholders, will be dependent on the Lessee's ability to generate sufficient cash flow from the operation of the Hotels, particularly the Scottsdale Hotel, which represents, on a pro forma basis, 58.9% of the Trust's cash flow in 1996 and 47.9% and 40.8% of the Trust's cash flow on a pro forma basis in the first nine months of 1996 and 1997, respectively.


     For 1996, Lessee had a pro forma loss of $1.8 million due to having incurred $1.73 million of maintenance expense as part of a multi-year refurbishment program and $286,000 of losses incurred while the Flagstaff Hotel was under construction. The refurbishment programs, including the Flagstaff renovation, were all substantially completed as of October 15, 1997. Mr. and Mrs. Wirth's management and trademark corporations have agreed to subordinate their receipt of management fees and trademark fees from the lessee corporation to the extent that Flagstaff has not generated sufficient operating cash flow to meet its $250,000 minimum annual rent payment, until Flagstaff has generated sufficient operating cash flow to meet its $250,000 minimum annual rent payment in two consecutive years. The elimination of the maintenance expense associated with refurbishment and Mr. Wirth's subsidy of Flagstaff should enable Lessee to generate a positive cash flow. Beyond the 4% reserve for refurbishment and replacements set aside annually, the Trust has no present commitments for extraordinary capital expenditures.


     On a pro forma basis after giving effect to the Formation Transactions, the Trust expects to reduce its outstanding mortgage debt from $18.0 million to $13.2 million through line of credit borrowings and available cash. The Trust intends to acquire and develop additional hotels and will incur indebtedness to fund that acquisition and development. The Trust may also incur indebtedness to meet distribution requirements imposed on a REIT under the Code to the extent that working capital and cash flow from the Trust's investments are insufficient to make the required distributions. The proposed terms of the Line of Credit permit borrowings for that purpose, but impose certain limitations on the Trust's ability to engage in other borrowings.


     The Trust has obtained a commitment for the Line of Credit to assist it in its funding its acquisition and development of additional hotels and for certain other business purposes, and expects to have the Line of Credit available for funding at the time of the Formation. Borrowings under the Line of Credit will be secured by first mortgages on several of the Hotels. If the Trust and the Line of Credit lenders are unable to reach a definitive agreement with respect to the Line of Credit, the Trust will seek a substitute credit facility with similar features. The Trust may also seek to increase the amount of any credit facility, negotiate additional credit facilities, or issue debt instruments. Any debt incurred or issued by the Trust may be secured or unsecured, long-term, medium-term or short-term, bear interest at a fixed or variable rate, and be subject to such other terms as the Trustees consider prudent.


     The Trust will acquire or develop additional hotels only as suitable opportunities arise, and the Trust will not undertake acquisition or redevelopment of properties unless adequate sources of financing are available. Funds for future acquisitions or development of hotels are expected to be derived, in whole or in part, from borrowings under the Line of Credit or other borrowings or from the proceeds of additional issuances of Common Shares or other securities. The Trust has an option to acquire two additional hotel properties in Tucson, Arizona and Buena Park, California, which are owned by the HCI Parties. See "INFORMATION REGARDING HCI AND ITS AFFILIATES -- Other Properties Owned". There is no agreement or understanding to invest in any properties other than the Hotels and the two option properties, and there can be no assurance that the Trust will successfully acquire or develop additional hotels. See "PLANS FOR THE TRUST -- Business Strategy -- Acquisitions".


     The Trust will also contribute to the Capital Expenditures Fund on a continuing basis, from the rent paid under the Leases, an amount equal to 4% of the Lessee's revenues from operation of the Hotels. The Trust intends to use the Capital Expenditures Fund for capital improvements to the Hotels and refurbishment and replacement of FF&E, but may make other uses of amounts in the fund that it considers appropriate from time to time. The Trust anticipates making similar arrangements with respect to future hotels that it may acquire or develop. During the period from January 1, 1994 through December 31, 1996, the Hotels spent approximately $2.5 million for capital expenditures. The Trust considers the majority of these improvements to be revenue producing and therefore these amounts have been capitalized and are being depreciated over their estimated useful lives. The Hotels also spent $6.8 million during the period from January 1, 1994 through December 31, 1996 on repairs and maintenance and these amounts have been charged to expense as incurred. See "PLANS FOR THE TRUST -- Business Strategy -- Renovation and Development" for further discussion of capital expenditures of the Hotels.

INFLATION.

     The Trust's revenues initially will be based on the Leases, which will result in changes in the Trust's revenues based on changes in the underlying Hotel revenues. Therefore, the Trust initially will be relying entirely on the performance of the Hotels and the Lessee's ability to increase revenues to keep pace with inflation. Operators of hotels in general, and the Lessee, can change room rates quickly, but competitive pressures may limit the Lessee's ability to raise rates faster than inflation.


     The Trust's largest fixed expense is the depreciation of the investment in hotel properties. The Trust's variable expenses, which are subject to inflation, represent approximately 17% of pro forma revenues. These variable expenses (general & administrative costs as well as real estate and personal taxes, property and casualty insurance and ground rent) are expected to grow with the general rate of inflation.

SEASONALITY.

     The Hotels' operations historically have been seasonal. Six of the Hotels maintain higher occupancy rates during the first and fourth quarters. The five Arizona Hotels (excluding Flagstaff) experience their highest occupancy in the first quarter. This seasonality pattern can be expected to cause fluctuations in the Trust's quarterly lease revenue under the Leases. The Trust anticipates that its cash flow from the Lessee's operation of the Hotels will be sufficient to enable the Trust to make quarterly distributions at the estimated initial rate for at least the next twelve months. To the extent that cash flow from operations is insufficient during any quarter, because of temporary or seasonal fluctuations in lease revenue, the Trust expects to utilize other cash on hand or borrowings to make those distributions. See "PLANS FOR THE
TRUST -- Anticipated Dividend Policy". No assurance can be given that the Trust will make distributions in the future at the initially estimated rate, or at all.

FORWARD-LOOKING STATEMENTS.


     Certain statements in this Proxy Statement constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"). The Trust intends that such forward-looking statements be subject to the safe harbors created by such Acts. Those forward-looking statements include statements regarding the intent, belief or current expectations of the HCI Parties, the Trust, its Trustees or their officers in respect of (i) the declaration or payment of dividends; (ii) the leasing, management or operation of the Hotels; (iii) the adequacy of reserves for renovation and refurbishment;
(iv) the Trust's financing plans; (v) the Trust's position regarding investments, acquisitions, financings, conflicts of interest and other matters;
(vi) the Trust's continued qualification as a REIT; and (vii) trends affecting the Trust's or any Hotel's financial condition or results of operations. The words and phrases "looking ahead", "we are confident", "should be", "will be", "predicted", "believe", "expect", "anticipate" and similar expressions identify forward-looking statements.


     These forward-looking statements reflect the Trust's and HCI's current views in respect of future events and financial performance, but are subject to many uncertainties and factors relating to the operations and business environment of the Hotels which may cause the actual results of the Trust to differ materially from any future results expressed or implied by such forward-looking statements. Examples of such uncertainties include, but are not limited to, fluctuations in hotel occupancy rates; changes in room rental rates which may be charged by the Lessee in response to market rental rate changes or otherwise; interest rate fluctuations, changes in Federal income tax laws and regulations; competition; any changes in the Trust's financial condition or operating results due to acquisitions or dispositions of hotel properties; real estate and hospitality market conditions; hospitality industry factors; and local or national economic and business conditions, including, without limitation, conditions which may affect public securities markets generally, the hospitality industry, or the markets in which the Trust operates or will operate upon the closing of the Formation Transactions. The Trust undertakes no obligation to update publicly or revise any forward-looking statements whether as a result of new information, future events or otherwise. Pursuant to Section 21E(b)(2)(E) of the Exchange Act, the qualifications set forth hereinabove are inapplicable to any forward-looking statements in this Proxy Statement relating to the operations of RRF-LP.

INFORMATION REGARDING HCI AND ITS AFFILIATES

BACKGROUND.

     InnSuites Innternational Hotels, Inc. ("ISIH") and affiliates were founded in 1980 by its President, James Wirth, in order to capitalize on the growing all-suite concept in the hospitality marketplace. Through individual investment entities, ISIH's portfolio has combined five hotel developments with two acquisition/rehabilitations in seven southwestern and western cities centered around the Phoenix, Arizona market. In addition to Phoenix, the other Arizona and California cities represented within the portfolio generally have achieved above-average respective population and job growth and have served as feeder markets to and from Phoenix. ISIH has effectively used this hub concept to its advantage in the marketing of its portfolio of properties to both new and repeat guests.


     ISIH and its affiliates maintain their principal offices at 1615 E. Northern Avenue, Suite 105, Phoenix, Arizona 85020. Its telephone number is
(602) 944-1500.


BUSINESS.

     During the past 16 years, ISIH and its affiliate InnSuites Hotels, have developed or acquired and currently own and manage the all-suite properties making up the hotel portfolio described herein. With 1,036 guest suites, this portfolio is geographically diversified in seven cities in Arizona and California. Five of the seven Hotels were developed by ISIH from 1980 through 1990.

     For the year ended December 31, 1996, occupancy within the seven-hotel portfolio was 69.0% and the Hotels' average daily room rate was $67.03. These results include the Hotel acquired in June, 1996, the operating performance of which ISIH expects will escalate to stabilization during the next twelve to eighteen months.

  The Properties.

     The following table sets forth certain information in respect of each of the Hotels:

                                  NUMBER
                       NUMBER       OF                                    AGE OF          MOST         NUMBER OF
     PROPERTY            OF       PARKING                                PROPERTY/       RECENT       RESTAURANTS/     MEETING
     AMENITIES         SUITES     SPACES        BUILDING STRUCTURE       ADDITION      RENOVATION       LOUNGES         ROOMS
-------------------    ------     ------     ------------------------    ---------     ----------     ------------     -------
InnSuites
Hotel Phoenix            123        153      Metal stud construction     1980           1995/1996           0          2-total
Best Western                                 with stucco exterior                                                      of 1000
                                                                                                                       sq. ft.
InnSuites Hotel
Tempe/Phoenix            170        200      Metal stud construction     1982/1985      1995/1996           1          6-total
Airport/South                                with stucco exterior                                                      of 4065
Mountain                                                                                                               sq. ft.
InnSuites Hotel
Tucson,                  159        189      Metal stud construction     1981/1983      1995/1996           1          10-total
Catalina Foothills                           with stucco exterior                                                      of 4500
Best Western                                                                                                           sq. ft.
InnSuites Hotel          166        196      Metal stud construction     1982/1984      1995/1996           1          11-total
Yuma Best Western                            with stucco exterior                                                      of 8900
                                                                                                                       sq. ft.
Holiday Inn Airport
                                             Wood construction,
InnSuites                150        180      stucco                      1990           1995/1996           1          9-total
                                             exterior, concrete                                                        of 5850
Hotel/Ontario                                floors                                                                    sq. ft.

InnSuites Hotel
Flagstaff/               134        158      Masonry Construction        1966-67/       1996/1997           1          3-total
Grand Canyon                                                             1972                                          of 1111
                                                                                                                       sq. ft.
InnSuites Hotel          134        163      Metal stud construction     1980           1995/1996           1          0
Scottsdale El                                with stucco exterior
Dorado Park Resort
                       ------
Total Suites           1,036
                       ======

     PROPERTY        FITNESS      POOL/
     AMENITIES       CENTER      JACUZZI       OTHER
-------------------  -------     -------     ----------
InnSuites
Hotel Phoenix         Yes         Yes
Best Western
InnSuites Hotel
Tempe/Phoenix         Yes         Yes        2 tennis
Airport/South                                courts
Mountain
InnSuites Hotel
Tucson,               Yes         Yes        2 tennis
Catalina Foothills                           courts
Best Western
InnSuites Hotel       Yes         Yes        2 tennis
Yuma Best Western                            courts
Holiday Inn Airport
InnSuites             Yes         Yes        basketball
Hotel/Ontario                                court
InnSuites Hotel
Flagstaff/            Yes         Yes
Grand Canyon
InnSuites Hotel       Yes         Yes
Scottsdale El
Dorado Park Resort
Total Suites

HOLIDAY INN HOTEL AND SUITES AIRPORT ONTARIO, AN INNSUITES HOTEL


     Located at the foot of California's San Gabriel Mountains and Mt. Baldy, this hotel is situated minutes from the Ontario, California International Airport and the newly-opened Ontario Mills Mall. Dining and entertainment are centered around P.J.'s Winery Cafe and Lounge, serving breakfast, lunch and dinner with a complimentary breakfast buffet and a free daily afternoon social hour. On Wednesdays, guests are treated to the complimentary Manager's barbecue.



             OCCUPANCY(1)                                           AVERAGE DAILY RATE(2)
--------------------------------------                     ----------------------------------------
                     1995         1996                                           1995         1996
                     ----         ----                                          ------       ------
JANUARY              63.7%        59.3%                    JANUARY              $60.60       $69.17
FEBRUARY             69.0%        68.6%                    FEBRUARY             $58.99       $69.45
MARCH                69.2%        68.2%                    MARCH                $57.06       $69.20
APRIL                61.9%        59.8%                    APRIL                $75.10       $68.88
MAY                  57.5%        66.3%                    MAY                  $67.64       $65.80
JUNE                 60.4%        72.3%                    JUNE                 $64.13       $65.88
JULY                 60.1%        64.6%                    JULY                 $62.58       $67.61
AUGUST               72.1%        64.1%                    AUGUST               $53.86       $67.16
SEPTEMBER            55.3%        57.8%                    SEPTEMBER            $86.32       $68.32
OCTOBER              57.0%        72.4%                    OCTOBER              $69.80       $69.38
NOVEMBER             60.0%        73.6%                    NOVEMBER             $67.67       $70.04
DECEMBER             51.7%        68.1%                    DECEMBER             $67.04       $69.28
     TOTAL           61.4%        66.2%                         TOTAL           $65.31       $68.35

---------------

(1) Occupancy is calculated by dividing the actual number of rooms rented by the actual number of rooms available for rent and is expressed as a percentage.

(2) Average Daily Rate (ADR) is calculated by dividing actual room revenues by the actual number of rooms rented.

     In addition to the customary risks of hotel ownership, within the Ontario, California submarket there are several new hotels that have either been completed or are under construction. The additional supply has or will create moderate competitive pressure as one or more of these properties are expected to be directly competitive with the Hotel. Concurrently, Southern California is experiencing an increase in general economic activity which has served to enhance lodging demand in this submarket. As compared to the six month historical period ended June 30, 1996, the average occupancy for the period from January 1, 1997 through June 1, 1997 was 79.1% versus 65.8% and the average daily rate for the period from January 1, 1997 through June 1, 1997 was $74.47 versus $70.36. To the knowledge of HCI, this Hotel is in compliance with all relevant environmental regulations. HCI is unaware of any specific fuel or energy requirements with which the Hotel must comply. Finally, as a hotel, this property is not subject to rent control regulations.

INNSUITES HOTEL TUCSON/CATALINA FOOTHILLS BEST WESTERN

     This hotel property is located in northwest Tucson's Catalina Foothills resort area, five miles east of I-10, convenient to downtown and the Tucson International Airport. Tucson Mall and Foothills Mall and a variety of restaurants and golf courses are within minutes of the property. Many Tucson attractions, including Biosphere II, Old Tucson movie studio, Arizona Sonora Desert Museum, the Arts District and University of Arizona are conveniently located for access by the hotel's guests.


             OCCUPANCY(1)                                           AVERAGE DAILY RATE(2)
--------------------------------------                     ----------------------------------------
                     1995         1996                                           1995         1996
                     ----         ----                                          ------       ------
JANUARY              89.0%        91.6%                    JANUARY              $74.29       $78.73
FEBRUARY             98.6%        97.8%                    FEBRUARY             $89.89       $95.65
MARCH                97.8%        97.7%                    MARCH                $84.33       $84.04
APRIL                94.8%        89.7%                    APRIL                $78.08       $82.64
MAY                  91.3%        88.8%                    MAY                  $63.92       $70.24
JUNE                 77.1%        79.4%                    JUNE                 $57.26       $62.43
JULY                 63.8%        60.4%                    JULY                 $55.02       $60.83
AUGUST               62.4%        76.2%                    AUGUST               $55.44       $59.36
SEPTEMBER            83.1%        75.6%                    SEPTEMBER            $61.15       $65.52
OCTOBER              88.4%        91.8%                    OCTOBER              $64.77       $68.90
NOVEMBER             86.2%        84.4%                    NOVEMBER             $67.68       $74.46
DECEMBER             84.4%        79.7%                    DECEMBER             $65.84       $72.91
     TOTAL           84.6%        84.4%                        TOTAL            $69.20       $73.87

---------------

(1) Occupancy is calculated by dividing the actual number of rooms rented by the actual number of rooms available for rent and is expressed as a percentage.

(2) Average Daily Rate (ADR) is calculated by dividing actual room revenues by the actual number of rooms rented.

     In addition to the customary risks of hotel ownership, within the Tucson, Arizona submarket there are several new hotels that have either been completed or are under construction, including one or more properties that will be directly competitive with the Hotel. The additional supply has or will create moderate competitive pressure as one or more of these properties are expected to be directly competitive with the Hotel. This new product could enhance this submarket's lodging capacity, creating an increase in competitive pressure. As an offset to the increase in supply, the general Arizona marketplace has experienced renewed economic strength during the past several years, generally boosting lodging demand throughout the state. As compared to the six month historical period ended June 30, 1996, the average occupancy for the period from January 1, 1997 through June 1, 1997 was 89.4% versus 90.8% and the average daily rate for the period from January 1, 1997 through June 1, 1997 was $82.25 versus $78.94. To the knowledge of HCI, this Hotel is in compliance with all relevant environmental regulations. HCI is unaware of any specific fuel or energy requirements with which the Hotel must comply. Finally, as a hotel, this property is not subject to rent control regulations.

INNSUITES HOTEL TEMPE/PHOENIX AIRPORT

     This hotel is located on Baseline Road at I-10, less than 8 minutes from Phoenix Sky Harbor International Airport with easy access to the Phoenix East Valley and Tempe/Mesa/Chandler. Area attractions include spring training baseball, Arizona State University, Firebird Raceway, Old Towne Mill Avenue shopping and dining and South Mountain Resort golf.


             OCCUPANCY(1)                                           AVERAGE DAILY RATE(2)
--------------------------------------                     ----------------------------------------
                     1995         1996                                           1995         1996
                     ----         ----                                          ------       ------
JANUARY              87.6%        88.1%                    JANUARY              $62.60       $80.17
FEBRUARY             97.0%        97.4%                    FEBRUARY             $73.23       $80.76
MARCH                93.9%        94.9%                    MARCH                $86.52       $91.37
APRIL                86.0%        73.9%                    APRIL                $72.44       $75.70
MAY                  61.3%        75.1%                    MAY                  $56.82       $56.84
JUNE                 58.3%        66.4%                    JUNE                 $48.63       $53.42
JULY                 49.1%        51.1%                    JULY                 $47.35       $51.72
AUGUST               54.7%        49.0%                    AUGUST               $48.19       $50.43
SEPTEMBER            58.0%        61.8%                    SEPTEMBER            $54.35       $57.35
OCTOBER              70.2%        82.8%                    OCTOBER              $63.31       $67.86
NOVEMBER             81.4%        78.0%                    NOVEMBER             $60.32       $64.19
DECEMBER             65.5%        59.2%                    DECEMBER             $60.05       $64.03
     TOTAL           71.7%        73.1%                         TOTAL           $63.26       $68.43

---------------

(1) Occupancy is calculated by dividing the actual number of rooms rented by the actual number of rooms available for rent and is expressed as a percentage.

(2) Average Daily Rate (ADR) is calculated by dividing actual room revenues by the actual number of rooms rented.

     In addition to the customary risks of hotel ownership, within the Tempe, Arizona submarket there are several new hotels that have either been completed or are under construction, including one or more properties that will be directly competitive with the Hotel. As an offset to the increase in supply, the general Arizona marketplace has experienced renewed economic strength during the past several years, generally boosting lodging demand throughout the state. Additionally, within this specific submarket, a large outlet shopping mall is expected to be opened across the street from this Hotel in 1997, which HCI expects will further enhance this submarket's lodging demand. As compared to the six month historical period ended June 30, 1996, the average occupancy for the period from January 1, 1997 through June 1, 1997 was 84.1% versus 82.5% and the average daily rate for the period from January 1, 1997 through June 1, 1997 was $75.46 versus $73.83. To the knowledge of HCI, this Hotel is in compliance with all relevant environmental regulations. HCI is unaware of any specific fuel or energy requirements with which the Hotel must comply. Finally, as a hotel, this property is not subject to rent control regulations.

INNSUITES HOTEL YUMA BEST WESTERN

     This hotel is located on Castle Dome Avenue, just off the 16th Street exit of I-8, convenient to the Yuma International Airport, restaurants, golf, shopping and boating on the nearby Colorado River. Many attractions of Yuma and the Colorado River Park, including Fort Yuma, the Yuma Art Center, Yuma Territorial Prison Park and Martinez Lake are convenient to this property.


             OCCUPANCY(1)                                           AVERAGE DAILY RATE(2)
--------------------------------------                     ----------------------------------------
                     1995         1996                                           1995         1996
                     ----         ----                                          ------       ------
JANUARY              76.3%        70.0%                    JANUARY              $66.23       $64.62
FEBRUARY             86.5%        93.7%                    FEBRUARY             $70.53       $67.05
MARCH                87.4%        90.7%                    MARCH                $66.48       $66.29
APRIL                84.8%        82.4%                    APRIL                $61.47       $60.13
MAY                  76.2%        66.8%                    MAY                  $58.45       $60.19
JUNE                 79.1%        73.0%                    JUNE                 $57.27       $59.28
JULY                 70.1%        50.3%                    JULY                 $56.21       $60.34
AUGUST               66.4%        59.9%                    AUGUST               $60.54       $61.42
SEPTEMBER            66.3%        72.3%                    SEPTEMBER            $64.28       $62.22
OCTOBER              85.3%        85.2%                    OCTOBER              $59.87       $59.63
NOVEMBER             68.7%        77.3%                    NOVEMBER             $60.88       $61.60
DECEMBER             60.8%        64.7%                    DECEMBER             $62.16       $60.25
     TOTAL           75.6%        73.7%                         TOTAL           $62.11       $62.12

---------------

(1) Occupancy is calculated by dividing the actual number of rooms rented by the actual number of rooms available for rent and is expressed as a percentage.

(2) Average Daily Rate (ADR) is calculated by dividing actual room revenues by the actual number of rooms rented.

     In addition to the customary risks of hotel ownership, within the Yuma, Arizona submarket, although there have not been in recent years any new hotels added to the supply of lodging, all hotels within the submarket, including the Hotel, are dependent to some extent upon demand from the surrounding U.S. military facilities. With no supply growth and only modest demand expansion, HCI has worked to gain market share for this Hotel. As compared to the six month historical period ended June 30, 1996, the average occupancy for the period from January 1, 1997 through June 1, 1997 was 78.4% versus 79.5% and the average daily rate for the period from January 1, 1997 through June 1, 1997 was $65.96 versus $62.93. To the knowledge of HCI, this Hotel is in compliance with all relevant environmental regulations. HCI is unaware of any specific fuel or energy requirements with which the Hotel must comply. Finally, as a hotel, this property is not subject to rent control regulations.

INNSUITES HOTEL FLAGSTAFF/GRAND CANYON

     This hotel's hillside location in Arizona Mountain Country is located 90 minutes west of the Grand Canyon. Situated on Historic Route 66, hotel guests can conveniently visit downtown Flagstaff's restaurants and pubs, as well as many Native American shops. Other attractions include the Snow Bowl ski resort, the cliffs of Walnut Canyon, the Lowell Observatory and Oak Creek Canyon.


             OCCUPANCY(1)                                           AVERAGE DAILY RATE(2)
--------------------------------------                     ----------------------------------------
                     1995         1996                                           1995         1996
                     ----         ----                                          ------       ------
JANUARY              17.9%        33.4%                    JANUARY              $27.51       $30.79
FEBRUARY             23.3%        41.6%                    FEBRUARY             $29.63       $32.77
MARCH                24.9%        51.0%                    MARCH                $31.69       $34.54
APRIL                30.1%        55.1%                    APRIL                $34.25       $35.76
MAY                  35.6%        53.5%                    MAY                  $40.61       $40.50
JUNE                 45.5%        50.3%                    JUNE                 $43.60       $56.89
JULY                 45.6%        50.7%                    JULY                 $62.46       $57.21
AUGUST               43.8%        50.3%                    AUGUST               $59.84       $54.71
SEPTEMBER            51.4%        46.4%                    SEPTEMBER            $41.79       $42.89
OCTOBER              52.5%        48.1%                    OCTOBER              $33.67       $41.05
NOVEMBER             36.8%        31.9%                    NOVEMBER             $30.27       $36.76
DECEMBER             35.5%        30.0%                    DECEMBER             $31.37       $34.48
     TOTAL           37.0%        45.2%                         TOTAL           $40.82       $42.40

---------------

(1) Occupancy is calculated by dividing the actual number of rooms rented by the actual number of rooms available for rent and is expressed as a percentage.

(2) Average Daily Rate (ADR) is calculated by dividing actual room revenues by the actual number of rooms rented.

     In addition to the customary risks of hotel ownership, within the Flagstaff, Arizona submarket there is an abundance of hospitality capacity attempting to capture the Grand Canyon visitor demand. There are also several new hotels that have either been completed or are under construction, including one or more properties that will be directly competitive with the Hotel. As an offset to the increase in supply, the general Arizona marketplace has experienced renewed economic strength during the past several years, generally boosting lodging demand throughout the state. That factor is, however, less relevant to this Hotel than to others of the Hotels, as this Hotel relies more heavily on the tourist trade than on the business traveller. As compared to the six month historical period ended June 30, 1996, the average occupancy for the period from January 1, 1997 through June 1, 1997 was 44.9% versus 49.3% and the average daily rate for the period from January 1, 1997 through June 1, 1997 was $38.65 versus $38.71. To the knowledge of HCI, this Hotel is in compliance with all relevant environmental regulations. HCI is unaware of any specific fuel or energy requirements with which the Hotel must comply. Finally, as a hotel, this property is not subject to rent control regulations.

INNSUITES HOTEL PHOENIX BEST WESTERN

     This property is located just off the Squaw Peak Parkway, in the North Phoenix resort area, convenient to the Phoenix International Airport and downtown central Phoenix. The resort area offers golf, tennis, jogging and Squaw Peak hiking trails as well as a variety of restaurants. Nearby attractions include Turf Paradise Racing and shopping at Biltmore Fashion Park, Metro Center and Paradise Valley Mall.


            OCCUPANCY(1)                                          AVERAGE DAILY RATE(2)
-------------------------------------                    ----------------------------------------
                    1995         1996                                         1995         1996
                    ----         ----                                        ------       -------
JANUARY             82.6%        71.7%                   JANUARY             $72.30       $101.49
FEBRUARY            96.1%        95.3%                   FEBRUARY            $79.83       $ 92.62
MARCH               96.4%        95.6%                   MARCH               $82.45       $ 94.88
APRIL               87.8%        81.9%                   APRIL               $73.19       $ 77.51
MAY                 74.2%        69.7%                   MAY                 $61.06       $ 65.06
JUNE                67.1%        58.5%                   JUNE                $49.41       $ 56.42
JULY                54.0%        47.5%                   JULY                $45.83       $ 52.33
AUGUST              53.2%        63.4%                   AUGUST              $50.27       $ 51.82
SEPTEMBER           65.8%        64.4%                   SEPTEMBER           $59.56       $ 71.76
OCTOBER             83.1%        84.2%                   OCTOBER             $67.31       $ 75.71
NOVEMBER            78.4%        78.1%                   NOVEMBER            $66.28       $ 73.57
DECEMBER            66.9%        58.4%                   DECEMBER            $64.77       $ 71.56
     TOTAL          75.3%        72.3%                        TOTAL          $66.21       $ 76.04

---------------

(1) Occupancy is calculated by dividing the actual number of rooms rented by the actual number of rooms available for rent and is expressed as a percentage.

(2) Average Daily Rate (ADR) is calculated by dividing actual room revenues by the actual number of rooms rented.

     In addition to the customary risks of hotel ownership, within the Phoenix, Arizona submarket there are several new hotels that have either been completed or are under construction, including one or more properties that will be directly competitive with the Hotel. As an offset to the increase in supply, the general Arizona marketplace has experienced renewed economic strength during the past several years, generally boosting lodging demand throughout the state. As compared to the six month historical period ended June 30, 1996, the average occupancy for the period from January 1, 1997 through June 1, 1997 was 79.3% versus 79.1% and the average daily rate for the period from January 1, 1997 through June 1, 1997 was $81.94 versus $82.27. To the knowledge of HCI, this Hotel is in compliance with all relevant environmental regulations. HCI is unaware of any specific fuel or energy requirements with which the Hotel must comply. Finally, as a hotel, this property is not subject to rent control regulations.

INNSUITES HOTEL SCOTTSDALE EL DORADO PARK RESORT

     This hotel is located in the heart of Scottsdale, adjacent to Eldorado Park and 15 minutes from Phoenix's Sky Harbor International Airport. Located beside Eldorado Park, guests of this hotel are offered many attractions, including paddle boats, hiking, golf, walking and jogging trails. Other nearby attractions include Island of Big Surf, the Phoenix Zoo, Desert Botanical Gardens, Papago Park Golf and the Scottsdale Art Galleries. The Fiesta Bowl, Arizona State University's Sun Devil Stadium and the homes of Arizona's football Cardinals and baseball's San Francisco Giants and Chicago Cubs (spring training) are easily accessible.


             OCCUPANCY(1)                                          AVERAGE DAILY RATE(2)
--------------------------------------                    ---------------------------------------
                    1995         1996                                          1995         1996
                    ----         -----                                        ------       ------
JANUARY             78.0%         74.9%                   JANUARY             $52.97       $96.35
FEBRUARY            89.0%         88.9%                   FEBRUARY            $74.35       $94.63
MARCH               78.0%         89.3%                   MARCH               $85.86       $95.98
APRIL               72.3%         64.6%                   APRIL               $67.28       $69.90
MAY                 50.4%         55.9%                   MAY                 $50.37       $49.61
JUNE                44.5%         46.8%                   JUNE                $42.61       $43.18
JULY                43.7%         39.2%                   JULY                $39.09       $40.92
AUGUST              44.5%         40.7%                   AUGUST              $40.22       $39.78
SEPTEMBER           62.8%         60.1%                   SEPTEMBER           $41.08       $45.81
OCTOBER             71.9%         77.2%                   OCTOBER             $59.36       $57.93
NOVEMBER            60.3%         67.9%                   NOVEMBER            $61.26       $59.36
DECEMBER            46.5%         49.7%                   DECEMBER            $60.95       $57.66
     TOTAL          62.1%        59.03%                        TOTAL          $59.03       $67.89

---------------

(1) Occupancy is calculated by dividing the actual number of rooms rented by the actual number of rooms available for rent and is expressed as a percentage.

(2) Average Daily Rate (ADR) is calculated by dividing actual room revenues by the actual number of rooms rented.

     In addition to the customary risks of hotel ownership, within the Scottsdale, Arizona submarket there are several new hotels that have either been completed or are under construction, including one or more properties that will be directly competitive with the Hotel. This new product could significantly enhance this submarket's lodging capacity, creating an increase in competitive pressure. As an offset to the increase in supply, the general Arizona marketplace has experienced renewed economic strength during the past several years, generally boosting lodging demand throughout the state. As compared to the six month historical period ended June 30, 1996, the average occupancy for the period from January 1, 1997 through June 1, 1997 was 74.9% versus 69.9% and the average daily rate for the period from January 1, 1997 through June 1, 1997 was $72.16 versus $74.63. To the knowledge of HCI, this Hotel is in compliance with all relevant environmental regulations. HCI is unaware of any specific fuel or energy requirements with which the Hotel must comply. Finally, as a hotel, this property is not subject to rent control regulations.

  Other Properties Owned.


     The HCI Parties hold ownership interests (the "Ownership Interests") in two
(2) properties (the "Properties Under Option") that are not included in the Formation Transactions. The Properties Under Option include a 297-room full-service InnSuites Hotel (formerly a Quality Inn(R) hotel) located in Tucson, Arizona, acquired on May 21, 1997 and a fifty percent (50%) interest in a 198-room full-service InnSuites Hotel (formerly a Ramada(R) hotel) located in Buena Park, California, acquired on June 5, 1997. The Ownership Interests may be acquired by the Trust between February 1, 1998 and February 15, 1999 upon the Trust's exercise of an option granted by the HCI Parties at a price equal to the greater of (i) $6,900,000 in the case of the California Property Under Option and $7,900,000 in the case of the Arizona Property Under Option or (ii) fair market value as determined by independent appraisal.

     The Properties Under Option will not be contributed to the Trust in connection with the Formation because they do not presently meet the Trust's investment objectives, as they do not currently generate any substantial cash inasmuch as they will each be undergoing a major renovation. The options on such properties offer the Trust an opportunity to acquire the properties in the future, if they should then meet the Trust's investment objectives. The existence of the option also minimizes the risk of a conflict of interest between Mr. Wirth and the Trust because of the existence of the Ownership Interests.


     The Trust will not pay any cash or other additional consideration for the options, and the options may be exercised only by action of a majority of the Trust's independent Trustees.


INTERESTS OF CERTAIN PERSONS IN THE FORMATION TRANSACTIONS


     In considering the recommendation of the Trustees in respect of the Formation Transactions, shareholders should be aware that certain of the Trustees have interests in the Formation Transactions that are in addition to the interests of the Trust's shareholders generally.


     Alan M. Krause owns approximately 18% of the outstanding Common Shares and is Chairman and Co-Chief Executive Officer of the Trust. James H. Berick is President and Co-Chief Executive Officer of the Trust, and he and members of his immediate family own approximately 1.5% of the outstanding Common Shares. Messrs. Krause and Berick own 100% of the capital stock of MARA, which is to be purchased by Mr. and Mrs. Wirth as described above under "THE FORMATION TRANSACTIONS -- Acquisition of Mid-America ReaFund Advisors". In addition, 162,200 of Mr. Krause's Common Shares, and 12,600 of the Common Shares of Mr. Berick and his family members, are to be purchased by InnSuites or its nominees as described above under "THE FORMATION TRANSACTIONS -- Acquisition of Certain Outstanding Shares."



     In addition to the foregoing, certain conflicts of interest may arise from the relationships among Mr. Wirth, the Trust, MARA and RRF-LP as a consequence of Mr. Wirth's positions, after the consummation of the Formation Transactions, as Chief Executive Officer of the Trust and MARA and as the sole shareholder of Lessee and of the Licensing Company. See "THE FORMATION TRANSACTIONS -- Leasing and Management of the Hotels."



PURPOSE OF SOLICITATION


     Approval and ratification of the Formation Transactions is being sought in accordance with the requirements of the New York Stock Exchange ("NYSE"), which requires shareholder approval, as a prerequisite to listing on the NYSE, when common shares or securities convertible into common shares are issued other than in a public offering for cash, if the common shares to be issued (or into which such securities may be converted) have or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding prior to the issuance of such common shares or securities.

     In the event the requisite shareholder approval and ratification is not obtained, HCI, at its option, could elect not to proceed with the Formation Transactions. There can be no assurance that such event would not have an adverse effect on the market for or liquidity of the Common Shares or on the amounts, if any, available for distribution to the Trust's shareholders in liquidation or otherwise.

     IN THE EVENT THAT THE TRUST IS UNABLE TO CONSUMMATE THE FORMATION TRANSACTIONS, THERE IS A SUBSTANTIAL LIKELIHOOD THAT THE TRUSTEES WOULD DETERMINE THAT THE INTERESTS OF THE SHAREHOLDERS WOULD BE BEST SERVED BY PROCEEDING WITH AN ORDERLY LIQUIDATION OF THE TRUST.


OPINION OF BROWN, GIBBONS, LANG & COMPANY, L.P.


     After several months of consultation, analysis and advice, the Trust formally retained Brown, Gibbons, Lang & Company, L.P. ("BGL") on August 30, 1995 as its financial advisor in connection with a review by the Trust of its strategic options, including merger, sale, restructuring, public or private financing, and liquidation, and to advise the Trust regarding all potential transactions or courses of action which the Trust might consider. BGL was selected by the Trustees, after a review of providers of investment banking services reasonably available to the Trust, because of its qualifications, expertise, and reputation in providing advice to companies generally and, specifically, in the REIT industry. BGL received no instructions from the Trust's management or any of the Trust's affiliates as to which transaction or course of action to recommend to the Trustees, other than to recommend the strategic option presenting the best opportunity to maximize value to the Trust's shareholders. No limitations were imposed by the Trust's management or any of the Trust's affiliates on the scope of BGL's investigation or analysis.


     On November 17, 1997, BGL delivered an oral opinion to the Trustees, which was subsequently confirmed in a written opinion dated as of the date of this Proxy Statement (the "BGL Opinion"), that, as of such date, the Formation Transactions were fair from a financial point of view to the shareholders of the Trust.


     THE FULL TEXT OF THE BGL OPINION IS ATTACHED AS ANNEX E TO THIS PROXY STATEMENT. SHAREHOLDERS ARE URGED TO, AND SHOULD, READ SUCH OPINION CAREFULLY IN ITS ENTIRETY IN CONJUNCTION WITH THIS PROXY STATEMENT FOR A MORE COMPLETE UNDERSTANDING OF THE ASSUMPTIONS MADE, MATTERS CONSIDERED, AND LIMITS OF THE REVIEW BY BGL.

     The BGL Opinion addresses only the fairness of the Formation Transactions from a financial point of view to the shareholders of the Trust and does not constitute a recommendation to any shareholders of the Trust as to how such shareholders should vote in respect of this Proposal. The summary of the BGL Opinion set forth in this Proxy Statement is qualified in its entirety by reference to the full text of such opinion.


     The interests in RRF-LP and BPI to be received by the Trust, and the consideration to be received for the Common Shares to be issued in connection with the Formation Transactions, were determined by arm's-length negotiation between the Trust and HCI after consultation by each of such parties with their respective financial advisors. In connection with rendering the BGL Opinion, BGL, among other things: (i) reviewed the Formation Agreement, the Partnership Agreement and the other agreements described herein and the Proxy Statement in substantially the final form to be sent to the shareholders of the Trust; (ii) reviewed the Trust's Quarterly Reports on Form 10-Q for the quarterly periods from April 30, 1994 through July 31, 1997 and its Annual Reports on Form 10-K for the fiscal years ended January 31, 1994, 1995, 1996 and 1997; (iii) reviewed certain operating and financial information, including projections, provided by the management of the Trust and HCI relating to their respective businesses and prospects; (iv) met with members of the Trust's management to discuss its operations, historical financial statements and future prospects, their views of the operations, historical financial statements, and future prospects of HCI, and their views of the business and strategic benefits and other implications of the Formation Transactions; (v) met with certain members of HCI's management to discuss its operations, historical financial statements, and future prospects, and their views of the business and strategic benefits and other implications of the Formation Transactions; (vi) reviewed the pro forma financial impact of the Formation Transactions on the Trust; (vii) reviewed the pro forma financial impact of the Formation Transactions on RRF-LP; (viii) reviewed the historical share price and trading volume of the Common Shares; (ix) reviewed the publicly-available financial information and stock market performance data of other publicly-held companies that BGL deemed general comparable to the Trust and HCI; (x) reviewed the terms of selected recent transactions that BGL deemed generally comparable to the Formation Transactions; (xi) physically visited each of the Hotels; and (xii) considered such other studies, analyses, inquiries and investigations as BGL deemed appropriate. BGL's fairness determination was supported by all of such factors, and there were no other factors which did not support such determination.


     Subject to this and the following paragraph, BGL relied upon and assumed without independent verification: (i) the accuracy and completeness of all of the financial and other information provided to it for purposes of its opinion, and (ii) the reasonableness of the assumptions made by the managements of the Trust and HCI with respect to their respective projected financial results and potential synergies which could be achieved upon consummation of the Formation Transactions. BGL further relied upon the assurances of the managements of the Trust and HCI that such persons were not aware of any facts that would make the information provided to BGL incomplete or misleading.

     The BGL Opinion is necessarily based upon the economic, market and other conditions as in effect on, and the information made available to it as of, the date thereof.

     The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analysis as a whole, could create an incomplete view of the processes underlying the BGL Opinion. In arriving at its opinion, BGL considered the results of all such analyses. The analyses were prepared solely for purposes of providing its opinion and do not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results which may be significantly more or less favorable than suggested by such analyses. As described above, the BGL Opinion and BGL's presentation to the Trustees was one of many factors taken into consideration by the Trustees in making its determination to approve the Formation Agreement. The foregoing summary does not purport to be a complete description of the analysis performed by BGL.

     Pursuant to the terms of a letter agreement dated August 30, 1995, the Trust agreed to pay BGL: (i) an advisory fee of $25,000 upon the execution thereof, and (ii) a transaction fee of $388,091 upon the consummation of the Formation Transactions. The Trust has also agreed to reimburse BGL for its reasonable out-of-pocket expenses, including the reasonable fees and disbursements of its counsel up to $2,500, and to indemnify BGL and certain related persons against certain liabilities in connection with the engagement of BGL, including certain liabilities under the federal securities laws.


RECOMMENDATION OF THE TRUSTEES AND THE TRUST'S REASONS FOR THE TRANSACTION


     The Trustees unanimously have determined that the Formation Transactions are in the best interests of the Trust and its shareholders and recommend that the Trust's shareholders vote in favor of this Proposal.

     The Trustees believe that the Formation Transactions offer the following strategic benefits to the Trust and its shareholders:

     - Enhanced Value as Compared to Liquidation. The Formation Transactions, in the best judgment of the Trustees, present a more attractive opportunity for the realization of value by the Trust's shareholders than does the liquidation of the Trust, which the Trustees believe would be a substantial likelihood if this Proposal is not approved by the Trust's shareholders. The Trust estimates that the net distributable proceeds to the Trust's shareholders from a liquidation would be no greater than $2,245,000, or approximately $2.20 per Common Share. By contrast, the Partnership Agreement allocates to the Trust a general partnership interest in RRF-LP that reflects a negotiated agreed value of $4.75 per Common Share. The Trust expects that the Common Shares will continue to be listed on the NYSE and to be freely tradeable, and shareholders will continue to have the option to hold the Common Shares or sell them in the open market. The Trustees believe that the strategies outlined in "PLANS FOR THE TRUST", above, present a realistic opportunity for the growth and viability of the Trust as an ongoing entity. Were the Trust to liquidate, the Trust would cease to operate and shareholders would realize only their ratable portions of any net liquidation proceeds.

       THERE CAN BE NO ASSURANCE AS TO THE MARKET VALUE OR NYSE LISTING OF THE COMMON SHARES AT ANY TIME, NOR CAN THERE BE ANY ASSURANCE THAT, UPON THE CONSUMMATION OF THE FORMATION TRANSACTIONS OR AT ANY TIME THEREAFTER, THE MARKET PRICE OF A COMMON SHARE WILL EQUAL OR EXCEED $4.75.


     - Greater Access to Capital and Potential for Growth. As discussed above under "APPROVAL AND RATIFICATION OF THE FORMATION TRANSACTIONS -- Background of the Formation Transactions", the Trust has been unable to access additional capital, either through obtaining lines of credit or attracting new investments of equity capital. Without the availability of additional capital, the Trust has been unable to make any significant new investments as its existing mortgage portfolio has matured and wound down. The Trust and HCI believe that the Trust and/or RRF-LP will be in a substantially enhanced position to access capital upon consummation of the Formation Transactions. As discussed above in "PLANS FOR THE TRUST", the Trust and RRF-LP have obtained a commitment for a $12,000,000 revolving line of credit upon the consummation of the Formation Transactions, which will be available for acquisitions, to fund distributions, and for general working capital purposes. With the availability of sources of capital, and with the added flexibility for acquisitions provided by the UPREIT structure, the Trust intends to seek additional hotel properties complementary to the Hotels.


     For the foregoing reasons, the Trustees unanimously believe that the terms and conditions of the Formation Transactions are in the best interest of the Trust and its shareholders and recommend that the shareholders vote FOR this Proposal.



     In reaching its conclusion, the Trustees considered, among other things:
(i) information relating to the business, assets, management, competitive position and prospects of the Trust if it were to continue as an independent entity, including the substantial likelihood that the Trust would seek an orderly liquidation of its affairs absent the consummation of the Formation Transactions; (ii) the general strategic and other benefits of the Formation Transactions, described above; (iii) the judgment, advice of, and analyses prepared by, the Trust's management; (iv) the opinions, analyses and presentations of the Trust's Financial Advisor, BGL, as described under "OPINION OF BROWN, GIBBONS, LANG & COMPANY, L.P."; (v) the financial condition and results of operations of the Trust and HCI, on both an historical and a prospective basis; (vi) the percentage of equity in RRF-LP to be received by the Trust in relation to the relative contributions of the Trust and HCI to RRF-LP, and the other consideration to be received by the Trust pursuant to the Formation Transactions; (vii) the potential increased liquidity, capacity for growth and access to capital that the Trust expects to be realized as a result of the Formation Transactions; (viii) the terms and conditions of the Formation Agreement, the Partnership Agreement, the MARA Purchase Agreement, the RRF Purchase Agreement, the Exchange Agreement, and the BPI Merger Agreement; (ix) the history of discussions regarding the Formation Transactions with HCI, Mr. Wirth, and their advisors; (x) the expected composition of the Board of Trustees following the Formation Transactions; (xi) the expected composition of the management team of the Trust following the consummation of the Formation Transactions; (xii) the potential significant enhancement of the strategic and market position of the Trust beyond that achievable by the Trust prior to the consummation of the Formation Transactions, in particular the potential for growth through acquisitions and access to capital; and (xiii) the interest of certain members of Trustees in the Formation Transactions, as described in detail in "INTERESTS OF CERTAIN PERSONS IN THE FORMATION TRANSACTIONS".


     The foregoing discussion of the information and factors considered by the Trustees is not intended to be exhaustive. In view of the variety of factors considered in connection with its evaluation of the Formation Transactions, the Trustees did not, as a group, find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching their determination. Individual Trustees may have quantified and given weights to such factors, but such individual members may have quantified and weighted such factors differently.

     After considering, among other things, the foregoing factors, the Trustees unanimously adopted and approved the Formation Agreement and the transactions contemplated thereby and recommended that the shareholders of the Trust vote to approve this Proposal as required to consummate the Formation Transactions.


ACCOUNTING TREATMENT OF THE FORMATION TRANSACTIONS


     The consummation of the Formation Transactions will be accounted for utilizing the purchase method of accounting. The historical carrying values of the assets and liabilities of BPI will be adjusted to their respective fair market values based upon the aggregate fair market value of Common Shares issued to acquire the stock of such corporation. The Trust's purchase of its 13.1% general partnership interest in RRF-LP and RRF-LP's acquisition of interests in the Hotel Companies (other than BPI) held by persons other than Wirth and his affiliates will result in adjustments to the historical net carrying values of the hotel properties of such entities in amounts equal to 49% of the difference between the fair market values and the historical net carrying values of the respective hotel properties. To the extent that RRF-LP acquires ownership interests in the Hotel Partnerships and the Flagstaff hotel through the issuance of limited partnership units to Mr. Wirth and his affiliates, no purchase accounting adjustments will be made to the historical net carrying values of the assets of the Hotel Partnerships and the Flagstaff hotel due to the commonality of ownership and control before and after consummation of the Formation Transactions.

     Pursuant to the provisions of the Partnership Agreement, the Trust, as sole general partner, will control RRF-LP. Accordingly, the Trust will account for its investment in RRF-LP utilizing the consolidation method, recognizing "minority interest" to the extent of the limited partnership ownership interest in RRF-LP.


FEDERAL INCOME TAX CONSEQUENCES


     The following discussion summarizes the federal income tax consequences that materially affect a prospective shareholder (including individual retirement accounts). The discussion is general in nature and not exhaustive of all possible tax considerations, nor does the discussion give a detailed description of any state, local, or foreign tax consequences. The discussion does not address all aspects of federal income tax law that may be relevant to a prospective shareholder of the Trust in light of his or her particular circumstances or to certain types of shareholders (including insurance companies, financial institutions or broker-dealers, and foreign corporations and persons who are not citizens or resident of the United States) subject to special treatment under the federal income tax laws.

     THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING AND EACH SHAREHOLDER OF THE TRUST IS ADVISED TO CONSULT WITH HIS OR HER OWN TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES TO HIM OR HER OF THE PURCHASE, OWNERSHIP AND SALE OF COMMON SHARES IN AN ENTITY ELECTING TO BE TAXED AS A REIT, INCLUDING THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES OF SUCH PURCHASE, OWNERSHIP, SALE, AND ELECTION AND OF POTENTIAL CHANGES IN APPLICABLE TAX LAWS.


GENERAL.


     The Trust has made an election and has qualified for taxation as a REIT under Sections 856 through 860 of the Code through its taxable year ending January 31, 1997 and the Trust intends to operate in such a manner in the future. No assurance can be given, however, that the Trust will operate in a manner so as to remain qualified as a REIT. It should be noted that the Trust's continued qualification as a REIT in current and future taxable years will depend upon whether the Trust and RRF-LP continue to meet the various qualification tests imposed under the Code (discussed below). See "
-- Requirements for Qualification as a REIT -- Failure to Qualify", below.

  Taxation of the Trust as a REIT.

     If the Trust continues to qualify for taxation as a REIT and distributes to its shareholders at least 95% of its REIT taxable income, it generally will not be subject to federal corporate income tax on the portion of its ordinary income or capital gain that is timely distributed to its shareholders. This treatment substantially eliminates the "double taxation" (at the corporate and shareholder levels) that generally results from investment in a corporation. If the Trust were to fail to qualify as a REIT, it would be taxed at rates applicable to corporations on all of its income, whether or not distributed to its shareholders. Even if the Trust continually qualifies as a REIT, it may be subject to federal income or excise tax as follows:

          (i) The Trust will be taxed at regular corporate rates on REIT taxable income and net capital gains not distributed to its shareholders.

          (ii) Under certain circumstances, the Trust may be subject to the "alternative minimum tax" on its items of tax preference, if any.

          (iii) If the Trust has net income from prohibited transactions (which are, in general, certain sales or other dispositions of property, other than foreclosure property, held primarily for sale to customers in the ordinary course of business) such income will be subject to a 100% tax.

          (iv) If the Trust should fail to satisfy the 75% gross income test or the 95% gross income test (as discussed below), and has nonetheless maintained its qualification as a REIT because certain other requirements have been met, it will be subject to a 100% tax on the net income attributable to the greater of the amount by which the Trust fails the 75% or 95% test, multiplied by a fraction intended to reflect the Trust's profitability.

          (v) If the Trust should fail to distribute during each calendar year at least the sum of (A) 85% of its REIT ordinary income for such year, (B) 95% of its REIT capital gain net income for such year and (C) any undistributed taxable income from prior years, it would be subject to a 4% excise tax on the excess of such required distribution over the amounts actually distributed.

          (vi) If the Trust has (A) net income from the sale or other disposition of "foreclosure property" (which is, in general, property acquired by the Trust by foreclosure or otherwise on default on a loan secured by the property) which is held primarily for sale to customers in the ordinary course of business or (B) other nonqualifying income from foreclosure property, it will be subject to tax on such income at the highest corporate rate.

          (vii) If the Trust acquires assets from a C corporation (i.e., generally a corporation subject to tax at the corporate level) in a transaction in which the bases of the acquired assets in the Trust's hands are determined by reference to the bases of the assets (or any other property) in the hands of the C corporation, and the Trust recognizes net gain on the disposition of such assets in any taxable year during the 10-year period (the "Restriction Period") beginning on the date on which such assets were acquired by the Trust then, pursuant to guidelines issued by the IRS, the excess of the fair market value of such property at the beginning of the applicable Restriction Period over the Trust's adjusted basis in such property as of the beginning of such Restriction Period will be subject to a tax at the highest regular corporate rate.

  Requirements for Qualification as a REIT.

     General.  The Code defines a REIT as a corporation, trust or association:

          (i) which is managed by one or more trustees or directors;

          (ii) the beneficial ownership of which is evidenced by transferable shares or by transferable certificates of beneficial interest;

          (iii) which would be taxable as a domestic corporation but for Sections 856 through 859 of the Code;

          (iv) which is neither a financial institution nor an insurance trust subject to certain provisions of the Code;

          (v) which has the calendar year as its taxable year;

          (vi) the beneficial ownership of which is held by 100 or more persons;

          (vii) during the last half of each taxable year not more than 50% in value of the outstanding shares of which is owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain exempt entities);

          (viii) which makes an election to be a REIT (or made such an election in a previous taxable year that is still valid) and satisfies all relevant filing and other administrative requirements that must be met in order to maintain REIT status; and

          (ix) which meets certain income and asset tests, described below.

     Conditions (i) through (v), inclusive, must be met during the entire taxable year and condition (vi) must be met during at least 335 days of a taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months. However, conditions (vi) and (vii) will not apply until after the first taxable year for which an election is made to be taxed as a REIT. The Trust's taxable year will be the calendar year. Following the consummation of this Offering, the Trust will have satisfied the share ownership requirements set forth in (vi) and (vii) above (respectively, the "100 shareholder requirement" and "five or fewer requirement"). In order to ensure continuing compliance with the share ownership requirements, the Trust has placed certain restrictions on the transfer of its Common Shares to prevent further concentration of share ownership. Moreover, to evidence compliance with these requirements, the Trust must maintain records which disclose the actual ownership of its outstanding Common Shares. In fulfilling its obligation to maintain these records, the Trust must, and will, demand written statements each year from the record holders of designated percentages of its Common Shares disclosing the actual owners of such Common Shares. A list of those persons failing or refusing to comply with such demand must be maintained as a part of the Trust's records. A shareholder failing or refusing to comply with the Trust's written demand must submit with his or her tax return a similar statement and certain other information.

     Asset Tests. In order for the Trust to maintain its qualification as a REIT, at the close of each quarter of its taxable year, it must satisfy three tests relating to the nature of its assets:

          (i) At least 75% of the value of the Trust's total assets must be represented by any combination of interests in real property, interests in mortgages on real property, shares in other REITs, cash, cash items, and certain government securities.

          (ii) Not more than 25% of the Trust's total assets may be represented by securities other than those in the 75% asset class.

          (iii) Of the investments included in the 25% asset class, the value of any one issuer's securities owned by the Trust may not exceed 5% of the value of the Trust's total assets, and the Trust may not own more than 10% of any one issuer's outstanding voting securities (excluding securities of a qualified REIT subsidiary (as defined in the Code) or another REIT).

     Where the Trust owns an interest in a partnership, it will be treated for purposes of the asset tests as owning a proportionate part of the partnership's assets. See "Tax Aspects of the Trust's Investment in the Operating
Partnership -- General." The Trust's investment in the Hotels directly and through its interest in RRF-LP will constitute qualified assets for purposes of the 75% asset test. As such, the Trust expects that more than 75% of the value of its assets will be real estate assets.

     The Trust does not expect to hold any securities representing more than 10% of any one issuer's voting securities nor does the Trust expect to hold securities of any one issuer exceeding 5% of the value of the Trust's gross assets.

     If the Trust inadvertently fails one or more of the asset tests at the end of a calendar quarter, such a failure would not cause it to lose its REIT status, provided that (i) it satisfied all of the asset tests at the close of a preceding calendar quarter, and (ii) the discrepancy between the values of the Trust's assets and the standards imposed by the asset test either did not exist immediately after the acquisition of any particular asset or was not wholly or partly caused by such an acquisition. If the condition described in clause (ii) of the preceding sentence was not satisfied, the Trust could still avoid disqualification by eliminating any discrepancy within 30 days after the close of the calendar quarter in which it arose.

     Income Tests. In order for the Trust to maintain its qualification as a REIT, it must satisfy three separate percentage tests relating to the source of its gross income in each taxable year. For purposes of these tests, where the Trust invests in a partnership, the Trust will be treated as receiving its proportionate share of the gross income of the partnership, and such gross income will retain the same character in the hands of the Trust as it had in the hands of the partnership. See "Tax Aspects of the Trust's Investment in the Operating Partnership -- General."

          (i) The 75% Test. At least 75% of the Trust's gross income (excluding gross income from prohibited transactions) for each taxable year must be derived from specified real estate sources, including "rents from real property" and interest and certain other income earned from mortgages on real property, gain from the sale of real property or mortgages (other than in prohibited transactions) or income from qualified types of temporary investments.

          (ii) The 95% Test. At least 95% of the Trust's gross income (excluding gross income from prohibited transactions) for each taxable year must be derived from the same items which qualify under the 75% income test or from dividends, interest and gain from the sale or disposition of stock or securities, or from any combination of the foregoing.

          (iii) The 30% Test. Less than 30% of the Trust's gross income (including gross income from prohibited transactions) for each taxable year must be derived from a gain in connection with the sale or other disposition of stock or securities held for less than one year, property in a prohibited transaction and real property held for less than four years (other than involuntary conversions and foreclosure property).

     Rents received by the Trust will qualify as "rents from real property" for purposes of the 75% and 95% income tests if the following requirements are met:

          (i) The amount of rent received must generally not be based in whole or in part on the income or profits derived by any person from such property. However, amounts received or accrued generally will not be excluded from the term "rents from real property" solely by reason of being based on a fixed percentage or percentages of receipts or sales, or if they are based on the net income or profits of the tenant and the tenant derives substantially all of its income with respect to such property from the leasing or subleasing of substantially all of such property and such tenant receives from subtenants only amounts which would be treated as rents from real property if received directly by the Trust.

          (ii) Rents must not be received from a tenant in which the Trust or a direct or indirect owner of 10% or more of the Trust, owns directly or constructively a 10% or greater interest in the assets or net profits of such tenant (a "Related Party Tenant").

          (iii) The Trust must not operate or manage its property or furnish or render directly services to its tenants unless such services are of a type that a tax-exempt organization can provide its tenants without causing its rental income to be unrelated business taxable income under the Code ("Qualifying Services"). If such services are not Qualifying Services, such services must be rendered by an "independent contractor" that is adequately compensated and from whom the Trust derives no income. Receipts for services furnished (whether or not rendered by an independent contractor) that are not customarily provided to tenants of properties of a similar class in the geographic market in which the Trust's property is located ("Noncustomary Services") will not qualify as rents from real property.

          (iv) Rent attributable to personal property leased in connection with a lease of real property will not qualify as "rents from real property" if such rent is greater than 15% of the total rent received under the lease.

  Certain Federal Income Tax Consequences Associated with the Leases.

     In order for the Minimum Rent and the Percentage Rent to constitute "rents from real property" such that the Trust will be able to satisfy the income tests prescribed by the Code for qualification as an REIT, the Leases must be respected as true leases for federal income tax purposes and not treated as service contracts, joint ventures or some other type of arrangement. The determination of whether the Leases are true leases depends on an analysis of all the surrounding facts and circumstances. In making such a determination, courts have considered a variety of factors, including the intent of the parties, the form of the agreement, and the degree of control over the property that is retained by the property owner.

     Code Section 7701(e) provides that a contract that purports to be a service contract (or a partnership agreement) is treated instead as a lease of property if the contract properly is treated as such, taking into account all relevant factors, including whether or not (i) the service recipient is in physical possession of the property, (ii) the service recipient controls the property,
(iii) the service recipient has a significant economic or possessory interest in the property (e.g., the property's use is likely to be dedicated to the service recipient for a substantial portion of the useful life of the property, the recipient shares the risk that the property will decline in value, the recipient shares in any appreciation in the value of the property, the recipient shares in savings in the property's operating costs, or the recipient bears the risk of damage to or loss of the property), (iv) the service provider does not bear any risk of substantially diminished receipts or substantially increased expenditures if there is nonperformance under the contract, (v) the service provider does not use the property concurrently to provide significant services to entities unrelated to the service recipient, and (vi) the total contract price does not substantially exceed the rental value of the property for the contract period. Since the determination whether a service contract should be treated as a lease is inherently factual, the present or absence of any single factor may not be dispositive in every case.

     Although there can be no assurance as to the position which the IRS might take in respect thereof, it is the view of the Trust, HCI and the Lessee that the Leases should be treated as true leases for federal income tax purposes. Such determination is based, in part, on the following facts: (i) RRF-LP and Lessee intend for their relationship to be that of a lessor and lessee and such relationship will be documented by lease agreements; (ii) Lessee will have the right to exclusive possession and use and quiet enjoyment of the Hotels during the term of the Leases; (iii) Lessee will bear the cost of, and be responsible for, day-to-day maintenance and repair of the Hotels, other than the cost of maintaining underground utilities and structural repairs, and will dictate how the Hotels are operated, maintained and improved; (iv) Lessee will bear all of the costs and expenses of operating the Hotels (including the cost of any inventory used in their operation) during the term of the Leases (other than real property taxes, and the cost of replacement or refurbishment of furniture, fixtures and equipment, to the extent such costs do not exceed the allowance of such costs provided by RRF-LP under each Lease); (v) Lessee will benefit from any savings in the costs of operating the Hotels during the term of the Leases;
(vi) Lessee will indemnify RRF-LP against all liabilities imposed on RRF-LP during the term of the Leases by reason of (A) injury to persons or damage to property occurring at the Hotels or (B) Lessee's use, management, maintenance or repair of the Hotels; (vii) Lessee is obligated to pay substantial fixed rent for the period of use of the Hotels; and (viii) Lessee stands to incur substantial losses (or reap substantial gains) depending on how successfully it operates the Hotels.

     SHAREHOLDERS SHOULD BE AWARE THAT THERE ARE NO CONTROLLING TREASURY REGULATIONS, PUBLISHED RULINGS, OR JUDICIAL DECISIONS INVOLVING LEASES WITH TERMS SUBSTANTIALLY THE SAME AS THE LEASES THAT DISCUSS WHETHER SUCH LEASES CONSTITUTE TRUE LEASES FOR FEDERAL INCOME TAX PURPOSES. THEREFORE, THE FOREGOING DETERMINATIONS IN RESPECT OF THE RELATIONSHIP BETWEEN RRF-LP AND LESSEE ARE BASED UPON ALL OF THE FACTS AND CIRCUMSTANCES AND UPON RULINGS AND JUDICIAL DECISIONS INVOLVING SITUATIONS THAT ARE CONSIDERED TO BE ANALOGOUS. THERE CAN BE NO COMPLETE ASSURANCE THAT THE IRS WILL NOT SUCCESSFULLY ASSERT A CONTRARY POSITION. If the Leases are recharacterized as service contracts or partnership agreements, rather than true leases, part or all of the payments that RRF-LP receives from Lessee may not be considered rent or may not otherwise satisfy the various requirements for qualification as "rents from real property." In that case, the Trust likely would not be able to satisfy either the applicable income tests and, as a result, would lose its REIT status.

     In order for the Rents to qualify as "rents from real property", the Percentage Rent must not be based in whole or in part on the income or profits of any person. The Percentage Rent, however, will qualify as "rents from real property" if it is based on percentages of receipts or sales and the percentages
(i) are fixed at the time the Leases are entered into, (ii) are not renegotiated during the term of the Leases in a manner that has the effect of basing Percentage Rent on income or profits, and (iii) conforms with normal business practice. More generally, the Percentage Rent will not qualify as "rents from real property" if, considering the Leases and all the surrounding circumstances, the arrangement does not conform with normal business practice, but is in reality used as a means of basing the Percentage Rent on income or profits. Since the Percentage Rent is based on fixed percentages of the gross revenues from the Hotels that are established in the Leases, and the percentages (i) will not be renegotiated during the terms of the Leases in a manner that has the effect of basing the Percentage Rent on income or profits and (ii) conform with normal business practice, the Percentage Rent should not be considered based in whole or in part on the income or profits of any person. Furthermore, the Trust has represented that, with respect to other hotel properties that it acquires in the future, it will not charge rent for any property that is based in whole or in part on the income or profits of any person (except by reason of being based on a fixed percentage of gross revenues as described above).

     Another requirement for the Rents to constitute "rents from real property" is that the Rents attributable to personal property leased in connection with the lease of the real property comprising a Hotel must not be greater than 15% of the Rents received under the Lease. The Rents attributable to the personal property in an Hotel is the amount that bears the same ratio to total rent for the taxable year as the average of the adjusted bases of the personal property in the Hotel at the beginning and at the end of the taxable year bears to the average of the aggregate adjusted bases of both the real and personal property comprising the Hotel at the beginning and at the end of such taxable year (the "Adjusted Basis Ratio"). Furthermore, the Trust has represented that rent attributable to personal property will not exceed 15% of the rents received under the Leases.

     A third requirement for qualifications of the Rents as "rents from real property" is that the Trust must not own, directly or constructively, 10% or more of any tenant (the "10% Ownership Limitation"). Under the attribution rules governing the 10% Ownership Test, the Trust is considered to own any shares in Lessee owned by RRF-LP if partners in RRF-LP collectively own 10% or more (by value) of the Trust. The Partnership Agreement provides that a redeeming limited partner will receive cash, rather than Common Shares, if the acquisition of Common Shares by such partner would result in the Trust being treated as owning, directly or constructively, 10% or more of Lessee. However, notwithstanding such restriction, because the Code's constructive ownership rules for purposes of such 10% Ownership Limitation are broad, and it is not possible continually to monitor direct and indirect ownership of all Common Shares, it is possible that the limited partners of RRF-LP may at some time own, directly or through attribution, 10% or more of the capital stock of Lessee, which would cause the Trust to fail the gross income requirements and thus lose its REIT status.

     A fourth requirement for qualification of the Rents as "rents from real property" is that the Trust cannot furnish or render non-Qualifying Services other than through an independent contractor from which the Trust itself does not derive or receive any income. HCI has represented that the management services to be provided by RRF-LP are usual and customary management services provided by landlords in the geographic areas in which RRF-LP owns property, and that such services are not primarily for the convenience of the Hotels' occupants. To the extent the provision of services would cause such disqualification, RRF-LP will hire independent contractors, from which RRF-LP derives no income, to perform such services. As described above, however, if the Leases are recharacterized as service contracts, partnership agreements or some other form of arrangement, the Rents likely would be disqualified as "rents from real property" because the Trust would be considered to furnish or render non-Qualifying Services to the occupants of the Hotels other than through an independent contractor from which RRF-LP derives or receives no income.

     In summary, if the Rents do not qualify as "rents from real property" because either (i) the Percentage Rent is based on income or profits of Lessee,
(ii) RRF-LP owns, directly or constructively, 10% or more of Lessee or any sublessee, or (iii) RRF-LP furnishes non-Qualifying Services to the occupants of the Hotels other than through a qualifying independent contractor (or furnishes Non-Customary Services (whether or not through an independent contractor) unless separately charged for by the independent contractor), none of the Rents would qualify as "rents from real property." In such event, the Trust likely would lose its REIT status because it would be unable to satisfy the applicable income tests.

     Based on the foregoing, the Trust, HCI and Lessee believe that the Rents should qualify as "rents from real property" for purposes of the income tests. As described above, the foregoing conclusions as to the qualification of the Trust to be taxed as a REIT are based upon an analysis of all the facts and circumstances and upon rulings and judicial decisions involving situations that are considered to be analogous, as well as the representations, covenants and assumptions that are described above. Accordingly, there can not be complete assurance that the IRS will not assert successfully a contrary position and, therefore, prevent the Trust from qualifying for taxation as a REIT.

     If the sum of the income realized by the Trust (whether directly or through its interest in RRF-LP) which does not satisfy the requirements of the 75% and the 95% gross income tests (collectively, "Non-Qualifying Income"), exceeds 5% of the Trust's gross income for any taxable year, the Trust's status as a REIT would be jeopardized. The Trust has represented that the amount of its Non-Qualifying Income will not exceed 5% of the Trust's annual gross income for any taxable year.

     If the Trust fails to satisfy one or both of the 75% or 95% income tests for any taxable year, it may still qualify as a REIT in such year if (i) it attaches a schedule of the source and nature of each item of its gross income to its federal income tax return for such year, (ii) the inclusion of any incorrect information in its return was not due to fraud with intent to evade tax, and
(iii) the Trust's failure to meet such tests is due to reasonable cause and not due to willful neglect. It is not possible, however, to state whether in all circumstances the Trust would be entitled to the benefit of these relief provisions. Even if these relief provisions apply, the Trust will still be subject to a tax imposed with respect to the excess net income. See "-- Taxation of the Trust as a REIT." No such relief is available for violations of the 30% income test.

  Failure to Qualify. If the Trust fails to qualify for taxation as a REIT in any taxable year and the relief provisions do not apply, the Trust will be subject to tax (including any applicable corporate alternative minimum tax) on its taxable income at regular corporate rates. Distributions to shareholders in any year in which the Trust fails to qualify will not be deductible by the Trust, nor will they be required to be made. In such event, to the extent of current and accumulated earnings and profits, all distributions to shareholders will be taxable to them as ordinary income, and, subject to certain limitations of the Code, corporate distributees may be eligible for the dividends received deduction. Unless entitled to relief under specific statutory provisions, the Trust also will be ineligible for qualification as a REIT for the four taxable years following the year during which qualification was lost. It is not possible to state whether in all circumstances the Trust would be entitled to such statutory relief.


TAX ASPECTS OF THE TRUST'S INVESTMENT IN RRF-LP


     The Trust will hold a direct interest in RRF-LP. In general, a partnership is not subject to federal income tax. Rather, each partner includes in the partner's taxable income or loss its allocable share of the partnership's items of income, gain, loss, deduction and credit, without regard to whether the partner receives a distribution from the partnership. The Trust will include its proportionate share of the foregoing items of RRF-LP for purposes of the various REIT income tests and in the computation of its REIT taxable income. See "Requirements for Qualification as a REIT-Income Tests." Any resultant increase in the Trust's REIT taxable income will increase its distribution requirements, but will not be subject to federal income tax in the hands of the Trust provided that such income is distributed by the Trust to its shareholders. Moreover, for purposes of the REIT asset tests, the Trust will include its proportionate share of assets held by RRF-LP.

  Entity Classification.

     The Trust's interest in RRF-LP involves special tax considerations, including the possibility of a challenge by the Internal Revenue Service ("IRS") of the status of RRF-LP as a partnership (as opposed to an association taxable as a corporation) for federal income tax purposes. If RRF-LP were treated as an association, it would be taxable as a corporation and therefore subject to an entity-level tax on its income. In such a situation, the character of the Trust's assets and items of gross income would change, which would preclude the Trust from satisfying the asset and income tests applicable for qualification as an REIT under the Code, and in turn would prevent the Trust from qualifying as a REIT. The Trust does not intend to request a ruling from the IRS that RRF-LP will be treated as a partnership for federal income tax purposes. Although there can be no assurance as to the position which the IRS might take in respect thereof, it is the opinion of counsel that RRF-LP should be treated as a partnership for federal income tax purposes.

  Tax Allocations With Respect to the Properties.

     RRF-LP initially will acquire a tax basis in each of the Hotels acquired by it equal to the adjusted tax basis of such asset in the hands of the Hotel Partnerships, increased by any gain realized by the Hotel Partnerships on the transfer. For purposes of determining the percentage interests of the contributing partners, the contributing partners will be credited with having contributed to RRF-LP interests in the Hotel Partnerships in an amount equal to the agreed value of the contributed assets. The difference between the agreed value of a contributed asset and its adjusted tax basis is referred to as the book-tax difference (the "Book-Tax Difference"). It is expected that the agreed value of most of the Hotels acquired by RRF-LP substantially will exceed their tax basis, so that there will be substantial Book-Tax Differences at the time of contribution. Pursuant to Section 704(c) of the Code, income, gain, loss and deduction attributable to property contributed by a partner in exchange for a partnership interest (such as the interest in each of the Hotel Partnerships), must be allocated so that the contributing partner is charged with, or benefits from, respectively, any Book-Tax Difference associated with the property at the time of the contribution. Such allocations are solely for federal income tax purposes and do not affect the book capital accounts or other economic arrangements among the partners. The Partnership Agreement will require such allocations to be made in a manner consistent Section 704(c) of the Code.

     In general, RRF-LP's Section 704(c) allocations allocate to the Trust the same amounts of depreciation deductions attributable to the Hotels acquired by RRF-LP and other assets and taxable gain or loss upon sale of such assets as the Trust would have received had it purchased its interest in such assets at their agreed value. To accomplish this, the existing owners will be allocated lower amounts of depreciation deductions for tax purposes and increased taxable income (or less loss) on sale by RRF-LP of such Hotels than their allocations of depreciation deductions and income or gain for book purposes. This will tend to eliminate the Book-Tax Difference over the life of RRF-LP. However, the special allocation rules of Section 704(c) do not always entirely rectify the Book-Tax Difference on an annual basis or with respect to a specific taxable transaction such as a sale. Thus, the carryover basis of the contributed assets in the hands of RRF-LP in some cases may cause the Trust to be allocated lower depreciation and other deductions, and possibly greater amounts of taxable income in the event of a sale of the Hotels acquired by RRF-LP in excess of the economic or book income allocated to it as a result of such sale. This might adversely affect the Trust's ability to distribute sufficient dividends to comply with the REIT distribution requirements. The foregoing principles also apply in determining the earnings and profits of the Trust for purposes of determining the portion of distributions taxable as dividend income. The application of these rules over time may result in a higher portion of distributions being taxed as dividends than would have occurred had the Trust purchased its interest in such at their agreed value.

     Treasury Regulations under Section 704(c) of the Code allow partnerships to use any reasonable method of accounting for Book-Tax Differences for contributions of property so that a contributing partner receives the tax benefits and burdens of any built-in gain or loss associated with contributed property. RRF-LP currently intends to account for Book-Tax Differences using the traditional method provided for in the regulations.

     With respect to any property purchased by RRF-LP subsequent to the formation of the Trust, such property will initially have a tax basis equal to its purchase price and Section 704(c) of the Code will not apply.

  Basis in Partnership Interest.


     The Trust's adjusted tax basis in its partnership interest in RRF-LP generally (i) will be equal to the amount of cash and the basis of any other property contributed to RRF-LP by the Trust, (ii) will be increased by (A) its allocable share of RRF-LP's income and (B) its allocable share of indebtedness of RRF-LP and (iii) will be reduced, but not below zero, by the Trust's allocable share of (A) RRF-LP's loss and (B) the amount of cash distributed to the Trust and by constructive distributions resulting from a reduction in the Trust's share of indebtedness of RRF-LP.


     If the allocation of the Trust's distributive share of RRF-LP's loss would reduce the adjusted tax basis of the Trust's partnership interest in RRF-LP below zero, the recognition of such loss will be deferred until such time as the recognition of such loss would not reduce the Trust's adjusted tax basis below zero. To the extent that RRF-LP's distributions, or any decrease in the Trust's share of the indebtedness of RRF-LP (such decrease being considered a constructive cash distribution to the partners), would reduce the Trust's adjusted tax basis below zero, such distributions (including such constructive distributions) constitute taxable income to the Trust. Such distributions and constructive distributions normally will be characterized as capital gain, and, if the Trust's partnership interest in RRF-LP has been held for longer than the long-term capital gain holding period (currently one year), the distributions and constructive distributions will constitute long-term capital gain.

         THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE
              "FOR" PROPOSAL 1 TO APPROVE AND RATIFY THE FORMATION
                                  TRANSACTIONS

                                   PROPOSAL 2

                              ELECTION OF TRUSTEES

Approval of Proposal 1 will result in the replacement of the Trustees nominated herein. See "PROPOSAL 1 -- Approval and Ratification of the Formation Transactions -- Composition of Board of Trustees and Management", above.

     At this Annual Meeting, five Trustees are to be elected for a term expiring at the 1998 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. Unless a Shareholder requests that voting of the proxy be withheld for any one or more of the nominees for Trustee in accordance with the instructions set forth on the proxy, it presently is intended that Common Shares represented by proxies solicited hereby will be voted for the election as Trustees of the five nominees named in the table below. All nominees have consented to being named in this Proxy Statement and to serve if elected. Should any nominee subsequently decline or be unable to accept such nomination or to serve as a Trustee, an event which the Trustees do not now expect, the persons voting the Common Shares represented by proxies solicited hereby may either vote such Common Shares for a slate of five persons which includes a substitute nominee or for a reduced number of nominees, as they may deem advisable.


     The information concerning the nominees set forth in the following table is based in part on information received from the respective nominees and in part on the Trust's records.


                                PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS,             FIRST
                                         AGE AS OF DECEMBER 24, 1997                     BECAME
        NAME                                AND DIRECTORSHIPS HELD                       TRUSTEE
---------------------    ------------------------------------------------------------    -------
Alan M. Krause           Chairman and Co-Chief Executive Officer of the Trust since        1971
                         1990 and, prior thereto, Vice Chairman of the Trust;
                         Chairman of Mid-America ReaFund Advisors, Inc. since 1990
                         (investment advisor to the Trust); Principal, The
                         Mid-America Companies (real estate ownership); President,
                         The Mid-America Management Corporation (real estate
                         management). Age 68.
James H. Berick          President and Treasurer of the Trust since 1990 and, prior        1971
                         thereto, Vice Chairman and Secretary of the Trust; President and Treasurer of Mid-America ReaFund Advisors, Inc. since
                         1990 (investment advisor to the Trust); Chairman, Berick,
                         Pearlman & Mills Co., L.P.A. (attorneys). Mr. Berick is a
                         Director or Trustee of MBNA Corporation, A. Schulman, Inc.,
                         The Tranzonic Companies, and The Town and Country Trust. Age
                         64.
Alvin M. Kendis*         Retired. Formerly, of Counsel, McDonald, Hopkins, Burke &         1971
                         Haber Co., L.P.A. (attorneys). Age 79.
Frank L. Kennard*        Retired. Formerly, Senior Vice President, The Huntington          1971
                         National Bank. Age 75.
Samuel S. Pearlman*      Principal, Berick, Pearlman & Mills Co., L.P.A. (attorneys).      1991
                         Age 55.


* Member of the Audit Committee.

     The Trustees held four meetings, and the Audit Committee held two meetings, during the year ended January 31, 1997. The Trustees do not have a standing nominating or compensation committee. All incumbent Trustees attended all of such meetings and all meetings of committees of the Trustees on which they served during the year, except for Mr. Kennard, who did not attend one Trustees meeting and one Audit Committee meeting.

     The Audit Committee has the responsibility of recommending to the Trustees the selection of the Trust's independent auditors, reviewing the scope and results of audit and non-audit services, and reviewing internal accounting controls. The Audit Committee met twice during the fiscal year.

     James H. Berick and Samuel S. Pearlman are the Chairman and a principal, respectively, of the law firm of Berick, Pearlman & Mills Co., L.P.A., general counsel to the Trust, which received legal fees from the Trust during the year ended January 31, 1997 in the amount of $62,931.

  Compensation of Trustees and Executive Officers.

     The aggregate compensation, consisting exclusively of Trustees' fees, paid by the Trust to all Trustees as a group (five persons) for the year ended January 31, 1997 was $15,000.

     The Trust pays Trustees' fees to each Trustee, other than Messrs. Krause and Berick, in the amount of $250 per month plus $500 for each month in which a Trustee attends a Board meeting.

  Trust Performance Graph.

     The following graph compares total Shareholder returns over the last five fiscal years to the Standard & Poor's 500 Stock Index ("S&P 500") and the National Association of Real Estate Investment Trusts, Inc.'s Total Return Indexes for mortgage real estate investment trusts ("NAREIT"). Total return values for the S&P 500, NAREIT and the Trust were calculated based upon market weighting at the beginning of the period and include reinvestment of dividends. The Shareholder return shown on the following graph is not necessarily indicative of future performance.

     The following graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Trust specifically incorporates this information by reference and otherwise shall not be deemed filed under such Acts.

        Measurement Period
      (Fiscal Year Covered)                TRUST              S&P 500             NAREIT
1/31/92                                            100                 100                 100
1/31/93                                          58.49              110.51              102.13
1/31/94                                          49.23              124.71              113.92
1/31/95                                          59.41              125.43               88.48
1/31/96                                          53.25              173.72              142.51
1/31/97                                          42.53              219.55              212.71

  Certain Transactions.

     The Trust is a party to an Advisory Agreement under which the Trust receives certain services from Mid-America ReaFund Advisors, Inc. ("MARA"), a corporation owned by Alan M. Krause and James H. Berick. The Advisory Agreement provides that MARA, under the supervision of the Trustees, serves as investment adviser and consultant in connection with the policy decisions to be made by the Trustees of the Trust and as administrator of the day-to-day investment operations of the Trust. In return for MARA's services, the Advisory Agreement provides, in part, that MARA is to receive (a) a monthly fee of 1/12th of 1% of the average book value of the invested assets of the Trust during the next preceding month; (b) 15% of the commitment fees received by the Trust for any stand-by or gap commitment relating to a mortgage loan which is not closed; and
(c) an incentive fee equal to 10% of the amount, if any, by which the net profits of the Trust exceed 8% of the average monthly net worth of the Trust for the year. MARA will refund to the Trust the amount, if any, by which the operating expenses of the Trust in any fiscal year exceed the lesser of (x)
1 1/2% of the invested assets of the Trust for such fiscal year or (y) the greater of (i) 1 1/2% of the average month-end net assets of the Trust for such fiscal year or (ii) 25% of the net income of the Trust for such fiscal year. The Trust paid an aggregate amount of

$169,961 to MARA for services rendered under the Advisory Agreement during the year ended January 31, 1997.

     Each of Messrs. Krause and Berick has an employment agreement with the Trust, expiring in 2007, which provides that he will receive no compensation from the Trust as long as the Advisory Agreement is in effect. Should MARA no longer provide such services, Messrs. Krause and Berick will then be compensated, collectively, upon the same annual basis as is MARA with each to receive, as long as he continues to be employed pursuant to his employment agreement, an amount equal to (a) if both of Messrs. Krause and Berick continue their employment with the Trust, one-half of the compensation that would have been paid to MARA or (b) if only one of Messrs. Krause and Berick continues his employment with the Trust, the full amount of the compensation that would have been paid to MARA.

     The Trust had a wrap-around mortgage loan on an office building in Toledo, Ohio owned by Riverview Tower Limited Partnership, a limited partnership of which an affiliate of Mr. Krause is a general partner. The loan, which was retired as of January 31, 1997 by the conveyance by the borrower of a deed in lieu of foreclosure to the first mortgage holder and a release by the Trust of its mortgage, bore interest at a rate per annum equal to 10%. At the date of such conveyance, such loan had an outstanding principal balance of $111,000, which balance was written off by the Trust at such time. During the year ended January 31, 1997, the largest principal balance of the loan was $4,447,497 and the largest amount of the Trust's net investment in the loan was $1,350,522.


     On March 16, 1993, the Trust borrowed $5,000,000 from Mr. Krause by selling to him the Trust's $5,000,000 note (the "Note") at par. The Note bears interest at the base lending rate of National City Bank, Cleveland, Ohio. During the year ended January 31, 1997, the largest principal balance under the Note was $4,500,000. The remaining balance of the Note was repaid upon the closing of the sale by the Trust of its Chicago office property on September 4, 1997. The Note was secured by a lien on the assets of the Trust, which lien has been released. In connection with the sale of the Note to Mr. Krause, the Trustees received the written opinion of an independent investment banking firm that the terms of such financing were fair, from a financial point of view, to the other Shareholders of the Trust. The proceeds of the sale of the Note were used to reduce the Trust's outstanding indebtedness to its former bank under its former revolving line of credit.


  Involvement in Certain Legal Proceedings.

     Mr. Krause has been both an owner and an investor in a significant number of real estate projects and, directly or through affiliates, is a general partner in numerous real estate partnerships. A property owned by one of such real estate partnerships was sold in 1994 through foreclosure. In 1997, a receiver was appointed in respect of a property owned by another such partnership, which property subsequently was conveyed by deed in lieu of foreclosure to the holder of the first mortgage thereon.

                                   PROPOSAL 3

            ADOPTION AND RATIFICATION OF SECOND AMENDED AND RESTATED
                  DECLARATION OF TRUST OF REALTY REFUND TRUST

  General.

     The Trustees have adopted resolutions approving, and authorizing the submission to the shareholders for their approval, the Trust's Second Amended and Restated Declaration of Trust, in the form attached hereto as Annex D. The approval of the Trustees is conditioned on the adoption by the shareholders of the Proposals to approve and ratify the Formation Transactions and the Trust's 1997 Share Option Plan. The Trustees recommend that the shareholders vote FOR this Proposal.

     The following is a summary of the material changes to be effected by the adoption of the Second Amended and Restated Declaration of Trust, the full text of which is attached to this Proxy Statement as Annex F. SHAREHOLDERS ARE ENCOURAGED TO READ THE ENTIRE SECOND AMENDED AND RESTATED DECLARATION OF TRUST AS WELL AS THIS PROXY STATEMENT AND THE OTHER DOCUMENTS

REFERRED TO HEREIN PRIOR TO MAKING ANY DECISION AS TO WHETHER TO VOTE IN FAVOR OF THIS PROPOSAL.

  Share Ownership Limitation.

     For the Trust to continue to qualify as a REIT under the Code, not more than 50% in value of its outstanding capital stock may be owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities) during the last half of a taxable year, and its capital stock must be beneficially owned by 100 or more persons during at least 335 days of a taxable year of 12 months or during a proportionate part of a shorter taxable year. Additionally, certain other requirements must be satisfied.


     To assure that five or fewer individuals do not own more than 50% in value of the Trust's outstanding Common Shares, the Second Amended and Restated Declaration of Trust will provide that, subject to certain exceptions, no holder may own, or be deemed to own by virtue of the attribution provisions of the Code, more than 4.9% (the "Ownership Limit") of the Trust's outstanding Common Shares. Shareholders whose ownership exceed the Ownership Limit immediately after the closing of the Formation Transactions would be permitted to continue to own Common Shares in excess of the Ownership Limit, in the case of a member of the Wirth Family (as defined in the Second Amended and Restated Declaration of Trust), and may acquire additional shares pursuant to the exchange rights provided to limited partners of RRF-LP by the Trust, through the Share Option Plan, any dividend reinvestment plan adopted by the Trust (a "Dividend Reinvestment Plan") or from other sources so long as such acquisition does not result in such shareholder owning, either directly or under the applicable attribution rules, more than 34.9% of the value of the then outstanding Common Shares, and provided that he may not acquire additional shares from such sources such that the five largest beneficial owners of Common Shares hold more than 49.6% of the value of the then outstanding Common Shares. In addition, because rent from a Related Party Tenant (any tenant 10% of which is owned, directly or constructively, by the Trust, including an owner of 10% or more of the Trust) is not qualifying rent for purposes of the gross income tests under the Code, the Second Amended and Restated Declaration of Trust will provide that no individual or entity may own, or be deemed to own by virtue of the attribution provisions of the Code (which differ from the attribution provisions applied to the Ownership Limit), in excess of 9.8% of the outstanding Common Shares (the "Related Party Limit"). The Trustees may waive the Ownership Limit and the Related Party Limit (such Related Party Limit will be waived with respect to the shareholders who exceeded the Related Party Limit immediately after the closing of the Formation Transactions) if an opinion of counsel or a ruling from the IRS is provided to the Trustees to the effect that such ownership will not then or in the future jeopardize the Trust's status as a REIT. As a condition of such waiver, the Trustees will require appropriate representations and undertakings from the applicant with respect to preserving the REIT status of the Trust.


     The foregoing restrictions on transferability and ownership of Common Shares may not apply if the Trustees determine that it is no longer in the best interests of the Trust to continue to qualify as a REIT. The Ownership Limit and the Related Party Limit will not be automatically removed even if the REIT provisions of the Code are changed so as to no longer contain any ownership concentration limitation or if the ownership concentration limitation is increased. In addition to preserving the Trust's status as a REIT, the effects of the Ownership Limit and the Related Party Limit may prevent any person or small group of persons from acquiring unilateral control of the Trust. Any change in the Ownership Limit would require a further amendment to the Declaration of Trust, even if the Trustees determine that maintenance of REIT status is no longer in the best interests of the Trust. Amendments to the Declaration of Trust require the affirmative vote of holders owning not less than a majority of the outstanding Common Shares.

     If any purported transfer of Common Shares of the Trust or any other event would otherwise result in any person or entity violating the Ownership Limit or would cause the Trust to be beneficially owned by fewer than 100 persons, that transfer will be void and of no force or effect as to the number of shares in excess of the Ownership Limit, and the purported transferee (the "Prohibited Transferee") will acquire no right or interest (or, in the case of any event other than a purported transfer, the person or entity holding record title to shares in excess of the Ownership Limit (the "Prohibited Owner") will cease to own any right or interest) in the excess shares. In addition, if any purported transfer of shares of the Trust or any other event would cause the Trust to become "closely held" under the Code or otherwise to fail to qualify as a REIT under the Code, that transfer will be void and of no force or effect as to the number of shares in excess of the number that could have been transferred without that result, and the Prohibited Transferee will acquire no right or interest (or, in the case of any event other than a transfer, the Prohibited Owner will cease to own any right or interest) in the excess shares. Also, if any purported transfer of shares of the Trust or any other event would otherwise cause the Trust to own, or be deemed to own by virtue of the applicable attribution provisions of the Code, 10% or more, by vote or value, of the ownership interests in Lessee or in any sublessee, that transfer or event will be void and of no force or effect as to the number of shares in excess of the number that could have been transferred or affected by that event without that result, and the Prohibited Transferee will acquire no right or interest (or, in the case of any event other than a transfer, the Prohibited Owner will cease to own any right or interest) in the excess shares.

     Any excess shares arising from a prohibited transfer described above will be transferred automatically to a trust, the beneficiary of which will be a qualified charitable organization selected by the Trust (the "Beneficiary"). The trustee of the trust, who will be designated by the Trust and be unaffiliated with the Trust and any Prohibited Owner, will be empowered to sell the excess shares to a qualified person or entity and to distribute to the applicable Prohibited Transferee an amount equal to the lesser of the price paid by the Prohibited Transferee for those excess shares or the sale proceeds received for those shares by the trust. The trustee will be empowered to sell any excess shares resulting from any event other than a transfer, or from a transfer for no consideration, to a qualified person or entity and distribute to the applicable Prohibited Owner an amount equal to the lesser of the fair market value of those excess shares on the date of the triggering event or the sale proceeds received by the trust for those excess shares. Prior to a sale of any excess shares by the trust, the trustee will be entitled to receive, in trust for the benefit of the Beneficiary, all dividends and other distributions paid by the Trust with respect to those shares, and also will be entitled to exercise all voting rights with respect to those shares.

     All certificates representing shares of the Trust will bear a legend referring to the restrictions described above.

     Every owner of more than 4.9% (or such lower percentage as may be required by the Code or Treasury Regulations) of the outstanding shares of the Trust will be required file, no later than January 30 of each year, a written notice with the Trust containing the information specified in the Declaration. In addition, each shareholder will be required, upon demand, to disclose to the Trust in writing such information as the Trust may request in order to determine the effect, if any, of that shareholder's actual and constructive ownership on the Trust's status as a REIT and to ensure compliance with the Ownership Limit.

  Staggered Terms for Trustees.

     The Second Amended and Restated Declaration of Trust provides for the Trust's Board of Trustees to be divided into three classes, with initial terms of either one, two, or three years, and thereafter for staggered three-year terms. These staggered terms are an effort to balance two very important concerns, those being the need for shareholders to express their opinions about the Trustees' performance each year and the need for the Trustees to focus on the Trust's long-term success. A classified Board of Trustees facilitates continuity and stability of leadership by assuring that experienced personnel familiar with the Trust and its business will be Trustees at all times. A classified Board of Trustees also is intended to prevent precipitous changes in the composition of the Board of Trustees and thereby serves to moderate corresponding precipitous changes in the Trust's policies, business strategies, and operations and, as such, could have a negative effect on any person seeking to acquire control of the Trust.

  Ability to Issue Multiple Classes of Shares.

     The Second Amended and Restated Declaration of Trust would authorize the Trustees to establish one or more series of preferred shares and to determine, with respect to any series of preferred shares, the preferences, rights and other terms of such series. The Trust believes the ability of the Trustees to issue one or more series of preferred shares will provide the Trust with increased flexibility in structuring possible future financings and acquisitions, and in meeting other corporate needs which might arise. The authorized preferred shares, as well as the Common Shares, would be available for issuance without any further action by the Trust's shareholders, unless such action is required by applicable law or the rules of any stock exchange or automated quotation system on which the Trust's securities may be listed or traded. The Trust has no present intention to issue preferred shares.

                                   PROPOSAL 4

                       ADOPTION AND RATIFICATION OF 1997
                              REALTY REFUND TRUST
                        STOCK INCENTIVE AND OPTION PLAN

     The Trustees have adopted resolutions approving, and authorizing the submission to the shareholders for their approval, the 1997 Stock Incentive and Option Plan (the "Plan"). The effectiveness of the Plan is contingent on shareholder approval at the Annual Meeting.

     The objective of the Plan is to reward performance and build each participant's equity interest in the stock of the Trust by providing long term incentives and rewards to Trustees and officers and other key employees of the Trust and its subsidiaries who contribute to its continuing success by their innovation, ability, industry, loyalty and exceptional service.

     The following summary is a brief description of the material features of the Plan. This summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Annex E.

  Plan Summary.

     Types of Stock Incentives. The Plan provides for the grant of options (which may be "incentive stock options," within the meaning of Section 422 of the Code, or non-qualified stock options), Stock Appreciation Rights, Restricted Stock and Performance Awards.

  Administration.

     The Plan will be administered by a Compensation Committee of the Trustees (the "Committee"), which determines the participants to whom Stock Incentives will be granted, the type and amount of Stock Incentives to be granted and the terms and conditions of Stock Incentives under the Plan, including any applicable performance goals. The Committee interprets the Plan and is authorized to make all determinations and decisions thereunder. Unless the Trustees determine otherwise, under the amended and restated terms of the Plan, the Committee will be comprised solely of "outside Trustees" within the meaning of Section 162(m) of the Code, and the treasury regulations thereunder ("Section 162(m)") and constituted in a manner that satisfies the new "non-employee" director standard in SEC Rule 16b-3.

  Participants.

     All officers as well as other key employees regularly employed on a full-time basis by the Trust or its subsidiaries are eligible to be selected to participate in the Plan. In light of the recent amendments to SEC Rule 16b-3 and to continue to attract and retain outstanding Trustees and to provide for the ability to build a Trustee's equity interest in the Trust, the Plan will permit the participation in the Plan of non-employee Trustees. The Committee will continue to be authorized to select the participants, including non-employee Trustees, who will be granted Stock Incentives. At the present time, the Trust and its subsidiaries have no full-time employees and there are five Trustees.

  Number of Common Shares Available Under the Plan.

     The Plan limits the total number of Common Shares as to which options, stock appreciation rights, Performance Awards and Restricted Stock Awards (collectively, the "Stock Incentives") may be granted under the Plan in any calendar year to 1% of the total outstanding Common Shares as of the first day of such year.

  Restricted Stock.

     The Committee may grant to participants Common Shares that are forfeitable to the Trust if the participant terminates employment with the Trust (for any reason other than death, disability or retirement) or other contingencies specified by the Committee at the time of grant are not satisfied, unless the Committee determines otherwise ("Restricted Stock"). Recipients of Restricted Stock become shareholders of the Trust with full dividend and voting rights except to the extent the Committee provides otherwise. Upon satisfaction of the contingencies specified by the Committee, stock certificates evidencing the Restricted Stock will be delivered to the participant free and clear of any restrictions.

     The Plan contains a per-participant limit on the number of shares of Restricted Stock that may be granted during any calendar year to that number of shares with a value at the time of grant equal to the lesser of 500% of the participant's base salary or $2,000,000.

  Performance Awards.

     The Committee may grant to participants performance awards ("Performance Awards") that may be earned over a specified period of time and are contingent upon the attainment of one or more performance goals by the Trust or any subsidiary or affiliate of the Trust. The Committee has full discretion to specify the performance goals with respect to each Performance Award. In addition to any specific provisions on forfeiture provided for in any award instrument, Performance Awards will be forfeited if the participant terminates employment (other than upon death or disability) with the Trust or any subsidiary or affiliate of the Trust prior to the completion of the performance period; provided that the Committee may provide for full or partial payment of the Performance Award that would have been payable if the participant has continued employment for the entire performance period as long as the Performance Award is not prevented from qualifying as "performance based" within the meaning of Section 162(m). The Committee, in its discretion, may elect to make the payment of Performance Awards in Restricted Shares, Common Shares, cash or any combination of the foregoing.

     Recipients of Performance Awards payable in Common Shares or Restricted Shares become shareholders of the Trust at the time of grant with full dividend and voting rights except to the extent the Committee provides otherwise.

     For purposes of complying with Section 162(m), the Plan contains a per-participant limit on the number of Performance Shares that may be granted during any calendar year to that number of shares with a value at the time of grant equal to the lesser of 500% of the participant's base salary or $2,000,000.

     The Plan distinguishes, for administrative purposes only, between Restricted Stock (i.e., shares which are subject to forfeiture based on non-performance-based factors) and Performance Shares (i.e., shares which are subject to forfeiture based on performance-based factors and are intended, absent a Committee determination to the contrary, to qualify as performance-based compensation for purposes of Section 162(m)).

     The Plan also includes a list of specific performance factors as to which the Committee may condition the receipt of Performance Shares. Included in this list are: return on net assets, return on capital employed, economic value added, level of sales, earnings per share, income before taxes and cumulative effect of accounting changes, net income, return on equity, total shareholder return, market valuation, cash flow and completion of acquisitions. The Committee retains the discretion to set the performance targets applicable to any such performance factor as to which a Performance Award may be conditioned.

  Stock Options.


     The exercise price of each incentive stock option (an "ISO") or non-qualified stock option (an "NQSO") will be not less than the fair market value of a Common Share on the date the ISO or NQSO is granted. The maximum number of Common Shares that may be issued or transferred in respect of ISOs granted under the Plan is 1,000,000 Common Shares. The aggregate fair market value of the shares for which ISOs granted to any employee may be exercisable for the first time by such employee during any calendar year (under all stock option plans of the Trust and its subsidiaries) may not exceed $100,000. The market price of the Common Shares as reported on the NYSE on December 18, 1997, was $4.4375 per share.


     The exercise price of an option may be paid in cash, in Common Shares or other property, by the surrender of all or part of the option being exercised, by the immediate sale through a broker of that number of shares being acquired sufficient to pay the purchase price, or by a combination of these methods, as and to the extent permitted by the Committee.

     Under the Plan, the Committee may permit participants to transfer options to eligible transferees (as such eligibility is determined by the Committee). Each option may be exercised during the holder's lifetime, only by the holder or the holder's guardian or legal representative, and after death only by the holder's beneficiary or, absent a beneficiary, by his estate or by a person who acquired the right to exercise the option by will or the laws of descent and distribution. Options may become exercisable in full at the time of grant or at such other times and in such installments as the Committee determines. Options may be exercised during such periods before and after the participant terminates employment or ceases to serve as a director, as the case may be. However, no option may be exercised after the tenth anniversary of the date the option was granted. The Committee may, at any time and without additional consideration, accelerate the date on which an option becomes exercisable.

     Options may be granted for such lawful consideration as the Committee may determine when the options are granted. Such consideration may consist of money or other property, tangible or intangible, or labor or services received or to be received by the Trust.

     For purposes of complying with Section 162(m), the Plan contains a per-participant limit on the number of options that may be granted during any fiscal year of 500,000.

  Stock Appreciation Rights.

     A stock appreciation right (an "SAR") may be granted alone or in tandem with options, either at the time the options are granted or at any time thereafter while the options are outstanding. Tandem SARs may supplement the options to which they relate, in which case the holder may exercise the SAR if and when the holder exercises the related option, or they may be alternatives to the options to the options to which they relate, in which case upon exercise of the SAR, the holder must surrender the related option unexercised, and vice versa. Under the Plan, the Committee may permit participants to transfer SARs to eligible transferees (as such eligibility is determined by the Committee). Under the Plan, SARs may be granted for the same consideration as options, and may become exercisable at the same time or times, and may remain exercisable during the same periods before and after the participant terminates employment or ceases to serve as a director, as the case may be, as options.

     Upon exercise of SARs, the holder will receive cash or Common Shares or a combination of each, as the Committee may determine, equal in value to the difference between the fair market value per Common Share on the date of exercise of the SARs and the exercise price of the SARs, multiplied by the number of shares subject to the SARs or related option. However, the Committee may provide if any holder exercises SARs during the thirty-day period following a Change in Control (as defined in the Plan), the holder will receive the difference between the highest fair market value of a Common Share during such thirty-day period and the exercise price of the SARs, multiplied by the number of shares subject to the SARs or related option. In the case of tandem SARs, the exercise price is the price at which shares may be purchased under the related option. In the case of SARs that are not granted in tandem with an option, the exercise price will be the fair market value of a Common Share on the date the SAR is granted.

     For purposes of complying with Section 162(m), the Plan contains a per-participant limit on the number of SARs that may be granted during any fiscal year of 500,000.

  Effect of Change in Control.

     In the event of a Change in Control, each outstanding Restricted Stock Award and Performance Award will become fully vested as of the day before such event occurs. This will result in the lapse of all restrictions on such Restricted Stock Awards and Performance Awards, regardless, in the case of Performance Awards, of any unachieved performance goal. Any option or SAR which is outstanding but not yet exercisable at the time of a Change in Control will become exercisable and remain exercisable until it expires or terminates pursuant to its terms and conditions. In addition, the Plan authorizes the Committee to grant options and SARS which become exercisable only in the event of a Change in Control, provide for SARs to be exercised automatically and only in case of such an event, and provide for cash to be paid in settlement of any Stock Incentive in such event.

  Term of the Plan.

     The Plan will become effective on the date on which it is approved by the shareholders of the Trust. If not so approved, the Plan and any Stock Incentives granted thereunder and contingent upon such approval shall be null and void. If the amended and restated Plan is approved by shareholders, it will remain in effect until all shares authorized to be issued or transferred under the Plan have been exhausted or until the Plan is sooner terminated by the Trustees, and will continue in effect with respect to any Stock Incentives outstanding at the time of such termination.

  Amendment Procedures.

     Subject to any applicable shareholder approval requirements of applicable law or the rules of the NYSE, the Plan may be amended by the Trustees, provided that, without shareholder approval, no amendment may increase the number of shares which may be issued under ISOs or change the material terms of a performance goal that were previously approved by shareholders, unless the Trustees determine that such approval is not necessary to avoid loss of a deduction under Section 162(m), will not avoid such loss of deduction, or is not advisable.

  Certain Federal Income Tax Consequences.

     The following brief description of the tax consequences of awards under the amended and restated Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences:

     Restricted Stock Awards and Performance Awards. A participant who has been awarded Restricted Stock or Performance Shares and does not make an election under Section 83(b) of the Code will not recognize taxable income at the time of the award. At the time any transfer or forfeiture restrictions applicable to the Restricted Stock Award or Performance Award lapse, the recipient will recognize ordinary income and the Trust will be entitled to a corresponding deduction equal to the excess of the fair market value of such stock at such time over the amount paid therefor. Any dividends paid to the recipient on the Restricted Stock or Performance Award at or prior to such time will be ordinary compensation income to the recipient and deductible as such by the Trust.

     An employee who has been awarded Restricted Stock or Performance Shares and makes an election under Section 83(b) of the Code will recognize ordinary income at the time of the award and the Trust will be entitled to a corresponding deduction equal to the fair market value of such stock at such time over the amount paid therefor. Any dividends subsequently paid to the recipient on the Restricted Stock or Performance Award will be dividend income to the recipient and not deductible by the Trust. There are no federal income tax consequences either to the recipient or the Trust at the time any transfer or forfeiture restrictions applicable to the Restricted Stock Award or Performance Award lapse.

     Options. There are no federal income tax consequences either to the optionee or to the Trust upon the grant of an ISO or a NQSO. On the exercise of an ISO during employment or within three months thereafter, the optionee will not recognize any income and the Trust will not be entitled to a deduction, although the excess of the fair market value of the shares on the date of exercise over the option price is includible in the optionee's alternative minimum taxable income, which may give rise to alternative minimum tax liability for the optionee. Generally, if the optionee disposes of shares acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise, the optionee will recognize ordinary income, and the Trust will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the option price (limited generally to the gain on the sale). The balance of any gain or loss will be treated as a capital gain or loss to the optionee. If the shares are disposed of after the two-year and one-year periods mentioned above, the Trust will not be entitled to any deduction, and the entire gain or loss for the optionee will be treated as a capital gain or loss.

     On exercise of a NQSO, the excess of the date-of-exercise fair market value of the shares acquired over the option price will generally be taxable to the optionee as ordinary income and deductible by the Trust, provided the Trust properly withholds taxes in respect of the exercise. The disposition of shares acquired upon the exercise of a NQSO will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Trust.

     Stock Appreciation Rights. There are no federal income tax consequences either to the grantee or the Trust upon the grant of SARs. The amount of any cash (or the fair market value of any Common Share) received by the holder upon the exercise of SARs under the Plan will be subject to ordinary income tax in the year of receipt and the Trust will be entitled to a deduction for such amount.

  Vote Required.

     Approval of the Plan will require the affirmative vote of holders of a majority of the shares entitled to vote at this meeting. The Trustees recommend a vote FOR approval of the Plan.

                     BENEFICIAL OWNERSHIP OF COMMON SHARES


     As of December 24, 1997, the Record Date, the Trust had 1,020,586 outstanding Common Shares, held of record by 480 shareholders. The following table sets forth certain information concerning the beneficial ownership of Common Shares by each shareholder who is known by the Trust to own beneficially in excess of 5% of the outstanding Common Shares, by each trustee, by each named executive officer, and by all trustees and executive officers as a group, as of the Record Date. Except as otherwise indicated, all persons listed below have
(i) sole voting power and investment power in respect of their Common Shares, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership in respect of their Common Shares.


                                NAME OF                                   NO. OF
                         BENEFICIAL OWNER                              COMMON SHARES     PERCENT
-------------------------------------------------------------------    -------------     -------
Dan Z. Bochner (a).................................................       234,900          23.0%
Alan M. Krause (b).................................................       183,001          17.9
James H. Berick (c)................................................           600             *
Alvin M. Kendis....................................................         1,000             *
Frank L. Kennard...................................................         1,000             *
Samuel S. Pearlman.................................................           750             *
All executive officers and trustees as a group (five persons)......       186,351          18.3%

---------------

(a) Pursuant to Amendment No. 2 to Schedule 13-D, dated December 26, 1996, filed with the Securities and Exchange Commission by Dan Z. Bochner. The address for Mr. Bochner is 1618 Cotner Avenue, Los Angeles, California 90025.

(b) The address for Mr. Krause is 1385 Eaton Center, 1111 Superior Avenue, Cleveland, Ohio 44114.

(c) Does not include 14,000 Common Shares owned by a partnership in which Mr. Berick's adult children are partners, 100 Common Shares owned by Mr. Berick's spouse, and 80 Common Shares owned by Mr. Berick's adult children.

     Giving effect to the Formation Transactions and assuming conversion of the Units in RRF-LP, the following table sets forth the beneficial ownership of Common Shares by each Trustee and by each Shareholder who is known to the Trust to own beneficially in excess of 5% of the outstanding Common Shares.

                                                                                 PRE-
                                            FULLY-DILUTED       FULLY-        CONVERSION           PRE
                  NAME OF                      NO. OF          DILUTED          NO. OF          CONVERSION
            BENEFICIAL OWNER              COMMON SHARES(a)    PERCENTAGE   COMMON SHARES(b)     PERCENTAGE
----------------------------------------  -----------------   ----------   -----------------    ----------
Dan Z. Bochner..........................        234,900           5.18%         234,900            13.57%
Mason E. Anderson(c)....................        477,487          10.54%               0                0%
James F. Wirth(d).......................        831,812          18.36%         831,812            48.04%
Marc E. Berg............................         84,210           1.86%               0                0%
Mark J. Nasca...........................              0              0%               0                0%
Gregory D. Bruhn........................              0              0%               0                0%
Lee J. Flory............................        121,752            2.6%               0                0%
Edward G. Hill..........................              0              0%               0                0%
All Executives and Trustees as Group
  (seven persons).......................      1,037,774           22.9%         831,812            48.04%

     (a) Assumes that all Class A Units in RRF-LP are converted into Common Shares.
                                       67

     (b) Assumes that no Class A Units in RRF-LP are converted into Common
         Shares.

     (c) Mr. Anderson has a business address at 3024 West Sahuaro Drive, Phoenix, Arizona 85029.

     (d) Mr. Wirth also owns 3,986,061 Class B Units in RRF-LP, the conversion of which is restricted and convertible only at the discretion of the Board of Trustees of the Trust. Mr. Wirth has a business address at 1615 E. Northern Ave., Suite 105, Phoenix, AZ 85020.


     Giving effect to the Formation Transactions, and prior to any conversion of Class A Units in RRF-LP into Common Shares, the following table sets forth the beneficial ownership of partnership units in RRF-LP by the Trust each Trustee and by each partner who is known to the Trust to own beneficially in excess of 5% of the outstanding partnership units.


                                NAME OF                                   NO. OF
                         BENEFICIAL OWNER                                  UNITS         PERCENT
-------------------------------------------------------------------    -------------     -------
Trust..............................................................      1,020,586         13.1%
James F. Wirth (a).................................................      3,986,061         49.9%
Mason E. Anderson (b)..............................................        477,487          6.1%
Lee J. Flory.......................................................        121,752          1.6%
Marc E. Berg.......................................................         84,210          1.1%
Mark J. Nasca......................................................              0            0%
Gregory D. Bruhn...................................................              0            0%
Edward G. Hill.....................................................              0            0%
All Executive Officers and Trustees as a Group (seven persons).....      5,690,096         72.9%

---------------

(a) Mr. Wirth has a business address at 1615 E. Northern Ave., Suite 105, Phoenix, AZ 85020.

(b) Mr. Anderson has a business address at 3024 West Sahuaro Drive, Phoenix, Arizona 85029.

                       CERTAIN INFORMATION REGARDING THE
                       MARKET PRICE FOR THE COMMON SHARES

     The Trust made a public announcement of the Formation Agreement on February 14, 1997. On February 13, 1997, the high and low sale prices for the Common Shares on the NYSE were $5 1/4 and $5 1/8, respectively.

                            SELECTION OF ACCOUNTANTS

     The Trustees have selected Arthur Andersen LLP as independent auditors to examine the books, records and accounts of the Trust for the fiscal year ending January 31, 1998. Arthur Andersen LLP was the independent auditors of the Trust for the fiscal year ended January 31, 1997 and is considered by the Trustees to be well qualified.

                        COMPLIANCE WITH SECTION 16(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Trust's executive officers and Trustees, and persons who beneficially own more than 10% of its outstanding Shares, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Dan Z. Bochner, who has reported beneficial ownership of in excess of 10% of the Trust's outstanding Common Shares, failed timely to file twelve Forms 4 in respect of sixty purchase transactions involving the Trust's Shares during the period from December 1995 through December 1996. Mr. Bochner reported all of such transactions on a Form 4 filed in December 1996. The Trust has no information regarding whether Mr. Bochner was required to file a Form 5 in respect of the 1996 calendar year.

     The foregoing disclosure is based solely on the Trust's review of Forms 4 and amendments thereto furnished to it pursuant to Exchange Act Rule 16a-3(e) during the Trust's most recent fiscal year.

                                 OTHER MATTERS

     The Trustees know of no matters to be presented for action at the Annual Meeting other than those described in this Proxy Statement. Should other matters come before the meeting, the Common Shares represented by proxies solicited hereby will be voted with respect thereto in accordance with the best judgment of the proxy holders.

                             SHAREHOLDER PROPOSALS


     If a shareholder intends to present a proposal at the next Annual Meeting of Shareholders, presently scheduled for May 15, 1998, such proposal must have been received by the Trust for consideration for inclusion in the Trust's Proxy Statement and form of proxy relating to that meeting on or before December 5, 1997.


                             REVOCATION OF PROXIES

     A proxy may be revoked at any time before a vote is taken or the authority granted is otherwise exercised. Revocation may be accomplished by the execution of a later proxy with regard to the same shares or by giving notice in writing or in open meeting.

                      DOCUMENTS INCORPORATED BY REFERENCE

     Pursuant to Item 14(b)(2)(ii) of Regulation 14A promulgated under the Exchange Act, the Trust's Annual Report on Form 10-K for the fiscal year ended January 31, 1997, and its Quarterly Report on Form 10-Q for the three-month periods ended April 30, 1997, July 31, 1997 and October 31, 1997, each heretofore filed with the Securities and Exchange Commission, are incorporated by reference into and made a part of this Proxy Statement.

     A statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any subsequently filed document which is incorporated by reference herein, modifies or supersedes such statement. Any such statements so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

     The Trust will provide to each shareholder, without charge, upon the request of such shareholder, a copy of any or all of the documents incorporated herein by reference (other than exhibits to such documents, unless such exhibits specifically are incorporated by reference into the documents that this Proxy Statement incorporates). Requests for such documents should be directed to Realty ReFund Trust, 1385 Eaton Center, Cleveland, Ohio 44114, telephone number
(216) 771-7663, Attention: Secretary.

                             ADDITIONAL INFORMATION

     The following table sets forth the high and low sales prices of the Trust's shares of beneficial interest, as well as dividends declared thereon, for the last two fiscal years:

                                                                          PRICE RANGE
                                                                    ------------------------
                           FISCAL YEAR 1996                         HIGH    LOW    DIVIDENDS
     ------------------------------------------------------------   ----    ---    ---------
     First Quarter...............................................    8 5/8  7 3/8     .20
     Second Quarter..............................................    8 1/8  7 1/4     .10
     Third Quarter...............................................    8      4 1/2     .10
     Fourth Quarter..............................................    7      4 3/8     .10

                                                                          PRICE RANGE
                                                                    ------------------------
                           FISCAL YEAR 1997                         HIGH    LOW    DIVIDENDS
     ------------------------------------------------------------   ----    ---    ---------
     First Quarter...............................................    7 1/4  5 3/4     .10
     Second Quarter..............................................    5 7/8  5 3/8     .10
     Third Quarter...............................................    6      5 3/8     .10
     Fourth Quarter..............................................    5 5/8  4 7/8     .10

                       GLOSSARY OF CERTAIN DEFINED TERMS

"Adjusted Basis Ratio"       means the ratio that the average of the adjusted
                             bases of the personal property in the Hotel at the beginning and at the end of the taxable year bears to the average of the aggregate adjusted bases of both the real and personal property comprising the Hotel at the beginning and at the end of such taxable year.

"Agreed Equity Value"        means the appraised value of one or more of the
                             Hotels, as the case may be, less outstanding debt to be assumed.

"Beneficiary"                means the beneficiary of a trust, which will be a
                             qualified charitable organization selected by the Trust to which any excess shares arising from a prohibited transfer described above will be transferred automatically.

"BGL" means Brown, Gibbons, Lang & Company, L.P., an investment banking firm which is financial advisor to the Trust.

"BGL Opinion"                means the written opinion of BGL, dated the date of
                             this Proxy Statement, as to the fairness from a financial point of view to the Trust's shareholders of the terms of the Formation Transactions.

"Book-Tax Difference"        means the difference between the agreed value of a
                             contributed asset and its adjusted tax basis.

"BPI" means Buenaventura Properties, Inc., the entity that owns the Scottsdale Hotel.

"Code" means the Internal Revenue Code of 1986, as amended.

"Committee"                  means a Compensation Committee of the Trustees,
                             which will administer the Plan.

"Common Shares"              means the Trust's shares of beneficial interest
                             without par value.

"Exchange Act"               means the Securities Exchange Act of 1934, as
                             amended.

"Exchange Agreement"         means the agreement between parties designated by
                             Mr. Wirth and the Trust providing for the issuance of up to 200,000 presently authorized but unissued
                             Common Shares in exchange for up to $950,000 of equity interests in the Hotel Companies which otherwise would be transferred pursuant to the Partnership Agreement.


"Formation Agreement"        means that certain Formation Agreement, dated as of
                             December 15, 1996, among the RRF Parties, and the
                             HCI Parties.


"HCI" means Hospitality Corporation International, a privately-held Arizona corporation.

"HCI Parties"                means, collectively, the Hotel Companies, HCI,
                             InnSuites and Mr. Wirth.

"Hotels" means the seven all-suite hotel properties, comprising 1,036 hotel studio and two-room suites, in Tucson, Phoenix, Scottsdale, Tempe, Flagstaff and Yuma, Arizona and in Ontario, California, controlled by HCI.

"Hotel Corporations"         means Hulsey Hotels Corporation, and Buenaventura
                             Properties, Inc., each an Arizona corporation.

"Hotel Partnerships"         means Tucson Hospitality Properties, Ltd., Yuma
                             Hospitality Properties, Ltd., Baseline Hospitality
                             Properties, Ltd., Northern Phoenix Investment

                             Limited Partnership, Ontario Hospitality Properties Limited Partnership, each an Arizona limited partnership.

"Indemnified Person"         means each of the trustees, officers and directors
                             of the Trust and MARA serving as of the date of the Formation Agreement.

"InnSuites"                  means InnSuites Hotels, L.L.C., an Arizona limited
                             liability company.

"IRS"                        means the United States Internal Revenue Service.

"ISIH" means InnSuites Innternational Hotels, Inc., which will provide property management services to the Hotels.

"ISH Ownership Percentage"   means the fraction, expressed as a percentage, that
                             is the quotient of (i) the aggregate Agreed Equity
                             Value of all seven of the Hotels, divided by (ii) the sum of (x) the aggregate Agreed Equity Value of all seven of the Hotels plus (y) $4,847,783 [i.e., $4.75 per outstanding Common Share multiplied by 1,020,586 outstanding Common Shares]

"ISO"                        means an incentive stock option.

"Leases" means the substantially identical percentage leases of each Hotel from RRF-LP (or the Trust, in the case of the Hotel acquired from BPI).

"Lessee" means Realty Hotel Lessee Corp., a Nevada corporation which is wholly-owned by Mr. Wirth, which will be the lessee of each of the Hotels.

"Licensing Company"          means InnSuites Licensing Corp., which will provide
                             trademark and licensing services to the Hotels.

"MARA" means the Trust's investment advisor, Mid-America ReaFund Advisors, Inc., an Ohio corporation.

"MARA Purchase Agreement"    means the Share Purchase Agreement between Mr. and
                             Mrs. James Wirth and Messrs. Krause and Berick providing for the purchase by Mr. and Mrs. Wirth of all of the outstanding capital stock of MARA.

"MARA Shares"                means all of the outstanding capital stock of MARA.

"NAREIT"                     means the National Association of Real Estate
                             Investment Trusts, Inc.

"NYSE"                       means The New York Stock Exchange, Inc.

"Noncustomary Services"      means services furnished (whether or not rendered
                             by an independent contractor) that are not customarily provided to tenants of properties of a similar class in the geographic market in which the Trust's property is located.

"Non-Qualifying Income"      means income realized by the Trust (whether
                             directly or through its interest in RRF-LP) which does not satisfy the requirements of the 75% and the 95% gross income tests.

"NQSO"                       means a non-qualified stock option.

"OP RRF Contribution"        means the product of the RRF Agreed Value
                             multiplied by 90.80%, being the Partnership Hotel
                             Percentage.

"Ownership Limit"            means 4.9% of the Trust's outstanding Common
                             Shares.

"Partnership Agreement"      means the limited partnership agreement of RRF-LP.

"Partnership Hotel
Percentage"                  means 90.80%, which is the proportion that
                             $32,970,330, being the Agreed Equity Value of the six Hotels to be contributed to RRF-LP, bears to

                             $36,309,135, being the aggregate Agreed Equity Value of all seven of the Hotels.

"Performance Awards"         means awards which may be granted under the Plan
                             that may be earned over a specified period of time and are contingent upon the attainment of one or more performance goals by the Trust or any subsidiary or affiliate of the Trust.

"Plan" means the Trust's 1997 Restricted Stock Incentive and Option Plan.

"Private Placement"          means the private placement/consent solicitation
                             commenced by HCI of all of the investors in the five Hotels that are owned by the Hotel
                             Partnerships pursuant to which such investors were offered the opportunity to exchange their equity interests in the Hotel Partnerships for partnership interests in the partnership to be formed by the Trust and HCI.

"Prohibited Owner"           means any person or entity holding record title to
                             shares in excess of the Ownership Limit.

"Prohibited Transferee"      means the transferee of any purported transfer of
                             Common Shares of the Trust or any other event would otherwise result in any person or entity violating the Ownership Limit or would cause the Trust to be beneficially owned by fewer than 100 persons.

"Properties Under Option"    means the 297-room full-service Quality Inn(R)Hotel
                             located in Tucson, Arizona, acquired by certain of the HCI Parties on May 21, 1996 for a gross purchase price of $6,000,000 and a 50% interest in a 198 room full-service Ramada(R)hotel located in Buena Park, California acquired on June 5, 1997.

"Qualifying Services"        means services of a type that a tax-exempt
                             organization can provide its tenants without causing its rental income to be unrelated business taxable income under the Code.


"Record Date"                means December 24, 1997.


"REIT"                       means real estate investment trust.

"Related Party Limit"        means 9.8% of the outstanding Common Shares of the
                             Trust.

"Related Party Tenant"       means a tenant in which the Trust or a direct or
                             indirect owner of 10% or more of the Trust, owns directly or constructively a 10% or greater interest in the assets or net profits of such tenant.

"Restricted Stock"           means Common Shares which may be granted under the
                             Plan that are forfeitable to the Trust if the participant terminates employment with the Trust
                             (for any reason other than death, disability or retirement) or other contingencies specified by the Committee at the time of grant are not satisfied, unless the Committee determines otherwise.

"RRF Agreed Value"           means $4,847,783 [i.e., $4.75 per outstanding
                             Common Share multiplied by 1,020,586 outstanding
                             Common Shares].

"RRF-LP" means RRF Limited Partnership, a Delaware limited partnership.

"RRF Ownership Percentage"   means the fraction, expressed as a percentage, that
                             is the quotient of (i) the RRF Agreed Value divided by (ii) the sum of (x) the aggregate Agreed Equity
                             Value of all seven of the Hotels plus (y) the RRF
                             Agreed Value.

"RRF Parties"                means the Trust, MARA, and the Trust's Co-Chief
                             Executive Officers, Alan M. Krause and James H.
                             Berick.

"RRF Purchase Agreement"     means the Share Purchase Agreements to be entered
                             into among InnSuites, or affiliated nominees, and Mr. Krause and certain other holders of Common
                             Shares designated by Mr. Krause providing for the purchase by InnSuites (or such affiliated nominees) of 200,000 presently issued and outstanding Common
                             Shares.

"RS" means the wholly-owned subsidiary of the Trust that will own the Scottsdale Hotel.


"SAR"                        means stock appreciation right.


"S&P 500"                    means Standard & Poor's 500 Stock Index.

"Stock Incentives"           means the total number of Common Shares as to which
                             options, stock appreciation rights, Performance
                             Awards and Restricted Stock Awards may be granted under the Plan.

"10% Ownership Limitation"   means the requirement that the Trust must not own,
                             directly or constructively, 10% or more of any tenant.

"Trust" means Realty ReFund Trust, an Ohio unincorporated business trust.

"Trustees"                   means the Board of Trustees of the Trust.

                         INDEX TO FINANCIAL STATEMENTS


Historical Financial Statements of the Trust
Selected Financial Data of the Trust for each of the five years in the period ended January 31,
1997 and for the nine month periods ended October 31, 1997 and 1996............................    F-2
Management's Discussion and Analysis of Operating Results and Financial Position of the
Trust..........................................................................................    F-3
Balance Sheets of the Trust as of January 31, 1997 and 1996....................................    F-7
Statements of Operations of the Trust for the years ended January 31, 1997, 1996 and 1995......    F-8
Statements of Shareholders' Equity of the Trust for the years ended January 31, 1997, 1996 and
1995...........................................................................................    F-9
Statements of Cash Flows of the Trust for the years ended January 31, 1997, 1996 and 1995......   F-10
Notes to Financial Statements..................................................................   F-11
Report of Independent Public Accountants.......................................................   F-17

Interim Financial Statements of the Trust
Balance Sheets of the Trust as of October 31, 1997 and January 31, 1997 (incorporated by reference to the Trust's Quarterly Report on Form 10-Q for the three-month period ended October
31, 1997)
Statements of Income of the Trust for the Three Months Ended October 31, 1997 and October 31,
1996 (incorporated by reference to the Trust's Quarterly Report on Form 10-Q for the
three-month period ended October 31, 1997)
Statements of Income of the Trust for the Nine Months Ended October 31, 1997 and October 31,
1996 (incorporated by reference to the Trust's Quarterly Report on Form 10-Q for the
three-month period ended October 31, 1997)
Statements of Cash Flows of the Trust for the Nine Months Ended October 31, 1997 and October
31, 1996 (incorporated by reference to the Trust's Quarterly Report on Form 10-Q for the
three-month period ended October 31, 1997)
Notes to Interim Financial Statements (incorporated by reference to the Trust's Quarterly
Report on Form 10-Q for the three-month period ended October 31, 1997)

Historical Financial Statements of the Hotels
Selected Financial Data of the Hotels for each of the five years in the period ended December
31, 1996 and for the nine month periods ended September 30, 1997 and 1996......................   F-18
Report of Independent Public Accountants.......................................................   F-19
Combined Balance Sheets as of December 31, 1995 and 1996 and September 30, 1997................   F-20
Combined Statements of Operations for the Years Ended December 31, 1994, 1995 and 1996 and for
the nine month periods ended September 30, 1996 and 1997.......................................   F-21
Combined Statements of Cash Flows for the Years Ended December 31, 1994, 1995 and 1996 and for
the nine month periods ended September 30, 1996 and 1997.......................................   F-22
Combined Statements of Equity for the Years Ended December 31, 1994, 1995 and 1996 and for the
nine month period ended September 30, 1997.....................................................   F-23
Notes to Combined Financial Statements.........................................................   F-24

                              REALTY REFUND TRUST

                            SELECTED FINANCIAL DATA


The following selected financial data of Realty ReFund Trust for each of the five years in the period ended January 31, 1997, have been derived from the audited financial statements of the Trust, which have been audited by Arthur Andersen LLP, independent public accountants. The selected financial data for the nine month periods ended October 31, 1997 and 1996 have been derived from unaudited interim period financial statements. The unaudited interim period financial statements for 1997 and 1996 have been prepared by the Trust on a basis consistent with the Trust's audited financial statements and, in the opinion of management, include all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the Trust's results of operations for such period and financial condition as of such date.


                                                                                                        NINE MONTHS ENDED
                                              FISCAL YEAR ENDED JANUARY 31,                                OCTOBER 31,
------------------------------------------------------------------------------------------------    ------------------------
                             1997          1996           1995           1994           1993           1997          1996
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                           (UNAUDITED)
Total revenues            $3,915,506    $ 5,430,006    $ 6,592,051    $ 7,645,790    $ 6,979,119    $1,367,366    $ 3,254,267
                          ---------------------------------------------------------------------------------------------------
Net income (loss)         $ (888,365)   $(7,554,351)   $   670,945    $   955,121    $(4,542,975)   $ (386,062)   $   302,498
                          ---------------------------------------------------------------------------------------------------
Earnings (loss) per
  share                   $     (.87)   $     (7.40)   $       .66    $       .94    $     (4.45)   $     (.38)   $       .30
                          ---------------------------------------------------------------------------------------------------
Cash dividends paid and
  declared per share      $      .40    $       .50    $       .80    $       .86    $      1.09    $      .05    $       .30
                          ---------------------------------------------------------------------------------------------------
Total assets              $6,416,123    $24,555,330    $45,165,356    $65,264,638    $70,428,842    $2,729,881    $15,710,873
                          ---------------------------------------------------------------------------------------------------
Bank and other
  borrowings              $2,300,000    $10,795,000    $16,810,000    $24,575,000    $23,525,000    $       --    $10,195,000
                          ---------------------------------------------------------------------------------------------------

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                  OF OPERATING RESULTS AND FINANCIAL POSITION

     All references are to the Trust's fiscal year ended January 31, 1997, as compared to 1996 or the fiscal year ended January 31, 1996, as compared to 1995.

RESULTS OF OPERATIONS AND FINANCIAL POSITION

     Following is an analysis of the net interest income earned on each loan in the Trust's portfolio during 1997, 1996 and 1995:

  Analysis of Net Interest Income By Loan

                     AVERAGE LOANS   AVERAGE LOANS    AVERAGE NET     INTEREST     INTEREST    NET INTEREST   AVERAGE
    DESCRIPTION      RECEIVABLE(a)    PAYABLE(a)     INVESTMENT(b)     INCOME      EXPENSE        INCOME      YIELD(c)
------------------------------------------------------------------------------------------------------------------------------
1997
------------------------------------------------------------------------------------------------------------------------------
Wrap-Around Mortgage
  Loans:
  Fort Worth, Texas   $ 9,646,713     $ 2,309,497     $ 7,337,216    $1,077,757   $  150,184    $  927,573      12.6%(d)(e)
  Toledo, Ohio          7,264,866       2,606,559       4,658,307       560,139       89,223       470,916      10.1
                                                                     -----------------------
Totals                                                               $1,637,896   $  239,407
                                                                     -----------------------
1996
------------------------------------------------------------------------------------------------------------------------------
Wrap-Around Mortgage
  Loans:
  Fort Worth, Texas   $15,814,885     $ 7,456,734     $ 8,358,151    $1,766,385   $  617,123    $1,149,262      13.8%(e)
  Toledo, Ohio         10,624,356       3,496,911       7,127,445       932,605      209,872       722,733      10.1
Other Mortgage
  Loans:
  Saginaw, Michigan     2,015,912              --       2,015,912       149,299           --       149,299      14.8(f)
  Sarasota/Orlando,
    Florida             3,771,941              --       3,771,941       207,167           --       207,167      11.0(g)
Loan Prepayment Fees
  and Other Income            N/A             N/A             N/A        76,749          N/A        76,749       N/A
                                                                     -----------------------
Totals                                                               $3,132,205   $  826,995
                                                                     -----------------------
1995
------------------------------------------------------------------------------------------------------------------------------
Wrap-Around Mortgage
  Loans:
  Fort Worth, Texas   $21,361,623     $12,920,553     $ 8,441,070    $2,107,216   $1,061,892    $1,045,324      12.4%(e)
  Dallas, Texas         5,459,109       4,059,109       1,400,000       131,102       90,276        40,826      11.7(e)(h)
  Toledo, Ohio         12,727,848       4,153,957       8,573,891     1,120,698      249,722       870,976      10.2
  Akron, Ohio           9,261,264       1,880,494       7,380,770       143,469       27,032       116,437       7.1(h)
Other Mortgage
  Loans:
  Saginaw, Michigan     2,041,089              --       2,041,089       128,074           --       128,074      12.5(f)
  Sarasota/Orlando,
    Florida             3,863,138              --       3,863,138       424,417           --       424,417      11.0
Loan Prepayment Fees
  and Other Income            N/A             N/A             N/A       217,620          N/A       217,620       N/A
                                                                     -----------------------
Totals                                                               $4,272,596   $1,428,922
                                                                     -----------------------

(a)  Based upon average month-end balances outstanding during each fiscal year.

(b)  Average loans receivable less average loans payable.

(c)  Net interest income divided by average net investment.

(d) This loan was outstanding for approximately ten months in 1997. The average yield represents an annualized yield.

(e) The Trust's net investment in these loans bears interest at variable rates based on specified increments over the prime lending rate.

(f) This loan was outstanding for approximately six months in 1996 and 1995. The average yield represents an annualized yield.

(g) This loan was outstanding for approximately six months in 1996. The average yield represents an annualized yield.

(h) These loans were outstanding for approximately three months in 1995. The average yield represents an annualized yield.

In September 1996, the Toledo, Ohio loan investment was converted from a wrap-around mortgage loan to a junior mortgage loan. Accordingly, the Trust's loan receivable from related party and loan payable underlying mortgage to related party was reduced by approximately $2,741,000, representing the underlying mortgage loan balance at the time the status of the Toledo loan was changed. In addition, a principal prepayment of $600,000 was received and approximately $401,000 of escrow funds held by the Trust was applied against the mortgage loan receivable balance. The commercial building that secured the loan was owned by a partnership of which a corporation owned by the chairman of the Trust is the general partner. The building was sold by the partnership. In connection with that sale, the Trust has been released by the new owner from any claims or liabilities relating to that property, and the Trust has released its rights to any obligations from the partnership. As a result, in the fourth quarter of fiscal 1997, the Trust recorded a $111,000 loss provision on the Toledo, Ohio loan.

In July 1992, the Trust accepted title in lieu of foreclosure on a commercial building in Chicago, Illinois. At the time of title acceptance, the Trust recorded a provision to write down its investment to estimated net realizable value as it was the Trust's intention to sell the real estate. Since that time, the carrying value of the investment increased as a result of considerable investment in building and tenant improvements. Based on both market conditions for similar commercial property in Chicago and the current operating performance of the property, the Trust recorded a $3,000,000 provision in the fourth quarter of fiscal 1996 to reduce the carrying value of the property to its then estimated net realizable value. The amount of the writedown was based upon the Trust's best estimate of the amount of net proceeds which would be realized upon sale of the real estate in the near term future. In the fourth quarter of 1997, the Trust entered into a contract to sell the Chicago building for $6,000,000. Accordingly, the Trust recorded an additional provision of $1,085,000 to reduce the carrying value of the real estate held for sale to its estimated net realizable value based upon the pending contract price and estimated costs associated with the potential sale. The sale is expected to close in the summer of 1997.

Interest income on mortgage loans receivable decreased in 1997 as compared to 1996 due to the Sarasota and Orlando, Florida and Saginaw, Michigan loan repayments in 1996, the maturity of the Fort Worth, Texas loan in November 1996, the principal prepayments received on the Toledo, Ohio wrap-around mortgage loan in 1996 and 1997 and the retirement of the Toledo, Ohio loan in 1997. Interest expense on mortgage loans payable decreased due to the normal amortization of mortgage loan balances and the conversion of the Toledo, Ohio wrap-around mortgage loan to a junior mortgage loan in September 1996.

Interest expense on bank borrowings decreased in 1997 as compared to 1996 due to lower average borrowing levels. In November 1996, the net proceeds received from the repayment of the Fort Worth, Texas loan were utilized to retire all outstanding bank borrowings.

Interest expense on the note payable to related party decreased due to quarterly principal payments of $125,000 in 1997 and lower prime lending rates in the current year. In addition, a portion of the proceeds from the repayment of the Fort Worth, Texas loan were utilized to reduce the note by $1,700,000.

The fee to the investment advisor decreased in 1997 as compared to 1996 due to the reduction in the Trust's investment in mortgage loans. Other operating expenses increased in 1997 as compared to 1996 due to higher levels of legal and professional expenses.

For 1997, the real estate held for sale realized net operating income of approximately $149,000 (excluding the $1,085,000 provision to write down the asset carrying value), inclusive of amortization charges of $43,000. These results compare favorably with the 1996 building operating loss of $304,000 (excluding the $3,000,000 provision to write down the asset carrying value), inclusive of depreciation and amortization charges of $458,000. Amortization and depreciation expense decreased between periods due to the adoption of Financial Accounting Standards (FAS) No. 121 discussed below. Rental revenue and operating expenses were comparable between periods.

In the first quarter of fiscal 1997, the Trust adopted FAS No. 121 "Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to Be Disposed Of." Pursuant to this Standard, long-lived assets to be disposed of are to be reported at the lower of carrying amount or fair value less incremental direct costs to sell. Long-lived assets to be disposed of shall not be depreciated while being held for disposal. The Trust's real estate held for sale is within the scope of FAS No. 121. As the Trust established a $3,000,000 valuation allowance at January 31, 1996 to reduce the carrying value of the Chicago real estate held for sale to its then estimated net realizable value, adoption of FAS No. 121 did not have a material impact on the Trust's financial position or results of operations except that no depreciation expense was recorded on the real estate held for sale during fiscal 1997.

Interest income on mortgage loans receivable decreased in 1996 as compared to 1995 due to the prepayment of the Akron, Ohio and Dallas, Texas wrap-around mortgage loans in April and May 1994, respectively, principal prepayments aggregating $3,050,000 received on the Toledo, Ohio wrap-around mortgage loan in fiscal years 1996 and

1995, principal repayment of $2,000,000 received on the Saginaw, Michigan loan, the maturity of the Sarasota and Orlando, Florida loan in August 1995 and the normal amortization of mortgage loan balances. In addition, fiscal 1995 included loan prepayment and other income of $190,000 as compared to $59,000 for fiscal 1996. Interest expense on mortgage loans payable decreased in 1996 as compared to 1995, due to the prepayments of the loans underlying the Akron, Ohio and Dallas, Texas wrap-around loan investments and the normal amortization of mortgage loan balances.

Interest expense on bank borrowings decreased in 1996 as compared to 1995 due to lower average borrowing levels.

The proceeds received in 1996 and 1995 in connection with various loan principal repayments were utilized to reduce bank borrowings. The effect of lower average borrowing levels more than offset the effect of higher bank interest rates. Interest expense on the note payable to related party increased due to higher interest rates.

For 1996, the real estate held for sale incurred an operating loss of $304,000 (excluding the $3,000,000 provision to write down the asset carrying value), inclusive of depreciation and amortization charges of $458,000. These results compare unfavorably with the 1995 building operating loss of $175,000, which included depreciation and amortization charges of $336,000. When the effects of depreciation and amortization expenses are removed, operating results are very comparable. Depreciation and amortization expenses increased considerably in 1996 due to the high level of investment in building and tenant improvements.

The fee to the investment advisor decreased in 1996 as compared to 1995 due to the reduction in the Trust's investment in mortgage loans.

Other operating expenses decreased in 1996 as compared to 1995 due to lower levels of legal and professional fees. Such expenses were greater than normal in 1995 due to a higher level of legal activity.

Liquidity

To maintain its tax-exempt status, the Trust is required to distribute at least 95% of its taxable income to its shareholders.

It is currently the policy of the Trust to distribute sufficient dividends to maintain its tax-exempt status. The Trust has available approximately $9.5 million of net operating loss carryforwards for income tax purposes. The loss carryforwards can be used to reduce future dividend payment requirements and still allow the Trust to maintain its tax-exempt status. The Trustees will assess the level of dividends to be declared on a quarterly basis.

For 1997 as compared to 1996, net cash provided by operating activities decreased due to decreased interest income from mortgage loan investments and the prior year period including the receipt of $300,000 for reimbursement of building repairs and maintenance expenses.

Cash flows from investing activities increased due to the Fort Worth, Texas mortgage loan maturing in 1997 as compared to the various mortgage loans maturing or being prepaid in 1996. The Trust's aggregate investment in these loans was approximately $8,300,000 and $5,700,000 in 1997 and 1996, respectively. In 1997, the Trust purchased the remaining fee interest in the land related to the real estate held for sale. The Trust capitalized no expenditures for tenant or building improvements in 1997, whereas $1,179,000 of the tenant and building improvement costs were capitalized in 1996.

Cash used for financing activities increased in 1997 as compared to 1996 as the net proceeds from the Fort Worth, Texas loan were utilized to reduce bank borrowings and the note payable to related party.

For 1996 as compared to 1995, net cash provided by operating activities increased due to the receipt of $300,000 in February 1995 for the reimbursement of building repairs and maintenance expenses. This more than offset the effect of greater amounts of prepayment and other income recognized in 1995 on the Akron, Ohio and Dallas, Texas loan prepayments and the reduction in net interest received in 1996.

Cash flows from investing activities decreased considerably in 1996 due to the Akron, Ohio and Dallas, Texas wrap-around mortgage loan prepayments in 1995. The Trust's aggregate net investment in these loans was approximately $8,800,000. In 1996, the Sarasota and Orlando, Florida mortgage loan was retired at its maturity and the Saginaw, Michigan loan was prepaid in full. The Trust's aggregate investment in these loans was approximately $5,700,000. In addition, the Trust increased expenditures for tenant and building improvements at the Chicago property in 1996.

Cash used for financing activities decreased in 1996 as compared to 1995 due to the lower level of net proceeds received from the loan repayments being available to pay down bank borrowings and a decrease in dividends paid. Pursuant to the terms of the note, the Trust made principal payments of $500,000 on the note payable to related party in 1996.

The Trust's primary source of funds is cash flow, if any, generated by operating or selling the Chicago property. If the Chicago property generates cash flow operating deficits, the Trust must fund such deficits. Additionally, the Trust's bank credit agreement was retired with the net proceeds received from the repayment of the Fort Worth, Texas wrap-around mortgage loan in

November 1996 and the credit agreement expired. In the opinion of management, available cash and cash flow from operations will be sufficient to fund cash requirements.

Inflation

Generally, inflation affects the Trust as it affects its borrowers and the underlying real estate collateral. This type of collateral traditionally has been able to sustain itself during periods of inflation.


Other



Subsequent to year end, the Trust has signed an agreement to form a limited partnership with Hospitality Corporation International ("HCI") of Phoenix, Arizona. Under the terms of the agreement, this newly-formed partnership will acquire several of HCI's seven all-suite hotel properties in Arizona and California, as well as certain assets of the Trust. The remaining HCI hotel properties will be acquired by the Trust in exchange for newly-issued Realty ReFund Trust shares and debt. These seven HCI properties contain 1,036 suites.


These transactions will be subject to approval by the shareholders of the Trust and the investors in HCI's hotels. There can be no assurance that the necessary approvals will be obtained. Should the approvals not be obtained, this agreement will be terminated. At such time, the Trust would review its options, which may include merger or alternative acquisition possibilities, if any, or liquidation.

New Accounting Principles


In March 1997, FAS No. 128 "Earnings Per Share" was issued. This standard simplifies the standards for computing earnings per share and provides certain reporting requirements, as defined. The Trust will be required to adopt this standard in the fourth quarter of fiscal 1998. The Trust does not have a complex capital structure, as such, the adoption of FAS 128 should not have a material impact on determining earnings per share.

         Balance Sheets

JANUARY 31,                                                                      1997           1996
--------------------------------------------------------------------------------------------------------
ASSETS
Investments:
  Loan receivable                                                             $       --     $12,915,955
  Loan receivable from related party, net of valuation allowance of
     $5,000,000 at January 31, 1996                                                   --       4,506,055
--------------------------------------------------------------------------------------------------------
                                                                                      --      17,422,010
--------------------------------------------------------------------------------------------------------
Real estate held for sale, net of $4,085,000 and $3,000,000 valuation
  allowance at January 31, 1997 and 1996, respectively                         5,599,122       6,396,364
Other assets:
  Cash and cash equivalents                                                      531,997          16,285
  Interest receivable and other assets                                           285,004         720,671
--------------------------------------------------------------------------------------------------------
                                                                              $6,416,123     $24,555,330
                                                                              --------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
  Loan payable underlying wrap-around mortgage                                $       --     $ 4,577,187
  Loan payable underlying wrap-around mortgage to related party                       --       3,155,263
  Note payable to bank                                                                --       6,295,000
  Note payable to related party                                                2,300,000       4,500,000
  Deposits and accrued expenses                                                  864,903       1,480,061
--------------------------------------------------------------------------------------------------------
                                                                               3,164,903      20,007,511
--------------------------------------------------------------------------------------------------------
Shareholders' Equity:
  Shares of beneficial interest without par value; unlimited authorization;
     1,020,586 shares outstanding in 1997 and 1996                             3,251,220       4,547,819
--------------------------------------------------------------------------------------------------------
                                                                              $6,416,123     $24,555,330
                                                                              --------------------------

The accompanying notes to financial statements are an integral part of these balance sheets.

         Statements of Operations

FOR THE YEARS ENDED JANUARY 31,                                     1997           1996            1995
----------------------------------------------------------------------------------------------------------
REVENUES:
  Interest income from loans receivable                          $1,077,757     $ 2,199,600     $3,151,628
  Interest income from loan receivable from related party           560,139         932,605      1,120,968
  Rental revenue from real estate held for sale                   2,277,610       2,297,801      2,319,455
----------------------------------------------------------------------------------------------------------
                                                                  3,915,506       5,430,006      6,592,051
----------------------------------------------------------------------------------------------------------
EXPENSES:
  Provision for writedown of loan receivable from related party     111,498       5,000,000             --
  Provision for writedown of real estate held for sale            1,085,000       3,000,000             --
  Interest on loans underlying wrap-around mortgages                150,184         617,123      1,218,159
  Interest on loan underlying wrap-around mortgage to related
     party                                                           89,223         209,872        249,722
  Interest on note payable to bank                                  381,368         717,550        793,731
  Interest on note payable to related party                         332,308         427,445        411,944
  Fee to related party investment advisor                           169,961         223,278        294,115
  Legal expense to related party                                     56,000          20,000         41,000
  Operating expenses of real estate held for sale                 2,085,807       2,144,150      2,157,957
  Depreciation of building held for sale                                 --         264,873        243,783
  Amortization of tenant improvements and deferred leasing
     commissions                                                     43,080         192,719         92,309
  Other operating expenses                                          299,442         167,347        418,386
----------------------------------------------------------------------------------------------------------
                                                                  4,803,871      12,984,357      5,921,106
----------------------------------------------------------------------------------------------------------
Net income (loss)                                                $ (888,365)    $(7,554,351)    $  670,945
                                                                 -----------------------------------------
Income (loss) per share                                          $     (.87)    $     (7.40)    $      .66
                                                                 -----------------------------------------
Cash dividends per share
  Paid                                                           $      .30     $       .40     $      .60
  Declared                                                              .10             .10            .20
                                                                 -----------------------------------------
                                                                 $      .40     $       .50     $      .80
                                                                 -----------------------------------------

The accompanying notes to financial statements are an integral part of these statements.

         Statements of Shareholders' Equity

                                                                 SHARES OF                            TOTAL
                                                                BENEFICIAL      UNDISTRIBUTED     SHAREHOLDERS'
FOR THE YEARS ENDED JANUARY 31, 1997, 1996 AND 1995              INTEREST        NET INCOME          EQUITY
---------------------------------------------------------------------------------------------------------------
Balance, January 31, 1994                                       $12,833,678       $   5,976        $ 12,839,654
  Net income                                                             --         670,945             670,945
  Cash dividends paid                                              (119,136)       (676,921)           (796,057)
---------------------------------------------------------------------------------------------------------------
Balance, January 31, 1995                                        12,714,542              --          12,714,542
  Net loss                                                       (7,554,351)             --          (7,554,351)
  Cash dividends paid                                              (612,372)             --            (612,372)
---------------------------------------------------------------------------------------------------------------
Balance, January 31, 1996                                         4,547,819              --           4,547,819
  Net loss                                                         (888,365)             --            (888,365)
  Cash dividends paid                                              (408,234)             --            (408,234)
---------------------------------------------------------------------------------------------------------------
Balance, January 31, 1997                                       $ 3,251,220       $      --        $  3,251,220
                                                                 ----------------------------------------------

The accompanying notes to financial statements are an integral part of these statements.

         Statements of Cash Flows

FOR THE YEARS ENDED JANUARY 31,                                   1997            1996             1995
-----------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Interest received                                            $ 1,701,053     $ 3,190,122     $  3,946,514
  Interest paid                                                   (995,294)     (2,018,092)      (2,709,753)
  Cash payments to investment advisor and other suppliers         (737,923)       (626,188)        (784,514)
  Rental revenue received from real estate held for sale         2,313,877       2,240,784        2,319,157
  Cash payments for operating costs of real estate held for
     sale                                                       (2,153,071)     (1,726,371)      (2,268,734)
-----------------------------------------------------------------------------------------------------------
          Net cash provided by operating activities                128,642       1,060,255          502,670
-----------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Principal collected on mortgage loans receivable              14,569,483      13,087,769       23,158,635
  Principal payments on mortgage loans payable                  (4,991,421)     (6,364,536)     (12,439,672)
  Payments for tenant and building improvements                         --      (1,178,904)        (621,977)
  Investments in mortgage loans receivable                              --              --       (2,050,000)
  Purchase of fee interest in land                                (287,758)             --               --
-----------------------------------------------------------------------------------------------------------
          Net cash provided by investing activities              9,290,304       5,544,329        8,046,986
-----------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Bank borrowings                                                  625,000       2,550,000        5,800,000
  Bank repayments                                               (6,920,000)     (8,065,000)     (13,565,000)
  Payment of cash dividends                                       (408,234)       (612,372)        (796,057)
  Principal payments on note payable to related party           (2,200,000)       (500,000)              --
-----------------------------------------------------------------------------------------------------------
          Net cash used for financing activities                (8,903,234)     (6,627,372)      (8,561,057)
-----------------------------------------------------------------------------------------------------------
Net Increase (Decrease) In Cash                                    515,712         (22,788)         (11,401)
Cash and Cash Equivalents At Beginning Of Year                      16,285          39,073           50,474
-----------------------------------------------------------------------------------------------------------
Cash and Cash Equivalents At End Of Year                       $   531,997     $    16,285     $     39,073
                                                               --------------------------------------------
RECONCILIATION OF NET INCOME (LOSS) TO NET CASH PROVIDED BY
  OPERATING ACTIVITIES:
  Net income (loss)                                            $  (888,365)    $(7,554,351)    $    670,945
  Adjustments to reconcile net income (loss) to net cash
     provided by operating activities
     Provision for writedown of loan receivable from related
       party                                                       111,498       5,000,000               --
     Provision for writedown of real estate held for sale        1,085,000       3,000,000               --
     Depreciation of building held for sale                             --         264,873          243,783
     Amortization of tenant improvements and deferred leasing
       commissions                                                  43,080         192,719          131,257
     Amortization of deferred loan fees                            (15,000)        (18,000)         (27,234)
     Deferral of interest income                                        --              --         (137,596)
     Decrease (increase) in interest receivable and other
       assets                                                      392,587         220,781         (636,221)
     Increase (decrease) in deposits and accrued expenses         (600,158)        (45,767)         257,736
-----------------------------------------------------------------------------------------------------------
                                                               $   128,642     $ 1,060,255     $    502,670
                                                               --------------------------------------------

The accompanying notes to financial statements are an integral part of these statements.

         Notes to Financial Statements


            January 31, 1997, 1996 and 1995

         1. Nature of Operations


Realty ReFund Trust (the Trust) historically has specialized in mortgage financing as its investment vehicle, refinancing existing income-producing commercial, industrial and multi-unit residential real property by supplementing or replacing existing financing. The primary refinancing technique which the Trust has employed is wrap-around mortgage lending, which is discussed in Note
2. The Trust has pursued other refinancing techniques, including, but not limited to, first or junior mortgages which have various durations and may or may not be self-liquidating. All of its assets in mortgage financing have been retired or sold and as of January 31, 1997, its sole remaining real estate asset is a wholly owned commercial office building in Chicago.


         2. Summary of Significant Accounting Policies

Investments in Wrap-Around Mortgages and Related Underlying Loans

In a wrap-around mortgage structure, the principal amount secured by the mortgage note held by the Trust is equal to the outstanding balance under the prior mortgage loan plus the amount of funds advanced by the Trust. The notes held by the Trust are subordinate to the underlying prior indebtedness. The Trust agrees with the borrower to make principal and interest payments to the holder of the existing prior mortgage, but only to the extent scheduled payments are received from the borrower and no other default exists. Generally, the Trust has the right to pay off the prior indebtedness and succeed to its priority.

The mortgage notes held by the Trust generally are coterminous with the underlying prior indebtedness and provide for lump-sum payments by the borrower upon maturity.

In May 1993, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (FAS) No. 114, "Accounting by Creditors for Impairment of a Loan." This standard allows a creditor to measure the impairment of a loan based on the fair value of the collateral if a loan is collateral dependent. FAS No. 118 "Accounting by Creditors for Impairment of a
Loan -- Income Recognition and Disclosures," issued in October 1994, amends FAS No. 114 to allow a creditor to use existing methods for recognizing interest income on impaired loans. The Trust adopted the provisions of FAS Nos. 114 and 118 in fiscal 1996. See Note 3 for a discussion of the impairment of the Trust's loan on the Toledo, Ohio property.

Principles of Consolidation

The financial statements include the accounts of the Trust and its wholly owned subsidiaries RRF LP I, Inc. and RRF LP II, Inc. All significant intercompany transactions and balances have been eliminated in the accompanying financial statements.

Depreciation and Amortization

In the first quarter of fiscal 1997, the Trust adopted FAS No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." Pursuant to this standard, long-lived assets to be disposed of are to be reported at the lower of carrying amount or fair value less incremental direct costs to sell. Long-lived assets to be disposed of shall not be depreciated while being held for disposal. The Trust's real estate held for sale is within the scope of FAS No. 121. As the Trust established a $3,000,000 valuation allowance at January 31, 1996 to reduce the carrying value of the real estate held for sale to its estimated net realizable value, adoption of FAS No. 121 did not have a material impact on the Trust's financial position or results of operations except that no depreciation expense was recorded on the real estate held for sale during fiscal 1997. Accumulated depreciation and amortization of the real estate held for sale at January 31, 1996 was $793,000.

Included in interest receivable and other assets at January 31, 1997 and 1996 are deferred leasing commissions related to the Chicago office building of $312,000 and $307,000, respectively, which are being amortized on a straight-line basis over the related lease terms. Accumulated amortization of such deferred costs at January 31, 1997 and 1996 is $74,000 and $31,000, respectively.

Earnings Per Share

Earnings per share have been computed based on the weighted average number of shares outstanding during the periods. Earnings per share for 1997, 1996 and 1995 were based upon 1,020,586 shares. During these periods the Trust had no potentially dilutive securities outstanding.

Statements of Cash Flows

The Trust considers all highly liquid short-term investments with original maturities of three months or less to be cash equivalents.

Fair Value of Financial Instruments

The Trust adopted the provisions of FAS No. 107, "Disclosures about Fair

Value of Financial Instruments" in fiscal 1996. The standard requires the Trust to disclose in its financial statements or notes thereto, the fair value of assets and liabilities which meet the standard's definition of financial instruments.



The following methods and assumptions were used to estimate the fair value of each class of financial instrument for which it is practical to estimate that value:



Loans receivable -- fair value is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.



Mortgage loans payable, notes payable to bank and related party -- fair value is estimated by discounting the future cash flows using the current rates which would be available to the Trust for similar loans having the same remaining maturities.


Use of Estimates


The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



In July 1995, the Trust established a valuation allowance of $5,000,000 on its investment in the Toledo, Ohio wrap-around mortgage loan. At January 31, 1996, the Trust's net investment in the wrap-around loan (amount of mortgage loan receivable less (i) the recorded loan loss reserve and (ii) the underlying mortgage loan payable balance) was approximately $1,351,000.



In the fourth quarter of fiscal 1996, the Trust established a valuation allowance of $3,000,000 to write down the Chicago real estate held for sale to its estimated net realizable value. The building is currently under contract to be sold and the Trust has recorded an additional valuation allowance of $1,085,000 at January 31, 1997 to further reduce the real estate held for sale to its estimated net realizable value. See Note 4 for further discussion.


New Accounting Principles


In March 1997, FAS No. 128 "Earnings Per Share" was issued. This standard simplifies the standards for computing earnings per share and provides certain reporting requirements, as defined. The Trust will be required to adopt this standard in the fourth quarter of fiscal 1998. The Trust does not have a complex capital structure, as such, the adoption of FAS 128 should not have a material impact on determining earnings per share.


Reclassifications


Certain reclassifications have been made to prior year financial statements to conform with current year presentation. These reclassifications did not affect results of operations previously reported.



         3. Loan Impairment



In July 1995, the Trust recorded a $5,000,000 loss provision on its investment in the Toledo, Ohio wrap-around mortgage loan. The owner of the property was pursuing, among other things, the sale of the property. As the Trust's loan was made on a nonrecourse basis, the Trust had written down its investment to reflect the estimated sale price of the property, if any, and the estimated net proceeds to be received by the Trust as repayment of its loan as of January 31, 1996.



The commercial building that secured the loan was owned by a partnership of which a corporation owned by the chairman of the Trust is the general partner. The building was sold by the partnership. In connection with that sale, the Trust has been released by the new owner from any claims or liabilities relating to that property, and the Trust has released its rights to any obligations from the partnership. As a result, in the fourth quarter of fiscal 1997, the Trust recorded a $111,000 loss provision on the Toledo, Ohio loan based on its final actual net realized value.


         4. Real Estate Held for Sale


In July 1992, the Trust accepted title in lieu of foreclosure on a commercial building in Chicago, Illinois. At the time of title acceptance, the Trust recorded a provision to write down its investment to estimated net realizable value as it was the Trust's intention to sell the real estate. Since that time, the carrying value of the investment increased as a result of considerable investment in building and tenant improvements.


Based on both market conditions for similar commercial property in Chicago and the current operating performance of the property, the Trust recorded a $3,000,000 provision in the fourth quarter of fiscal 1996 to reduce the carrying value of the property to its then estimated net realizable value. The amount of the writedown was based upon the Trust's best estimate at January 31, 1996 of the amount of net proceeds which would be realized upon sale of the real estate in the near term future.

In the fourth quarter of 1997, the Trust entered into a contract to sell the Chicago building for $6,000,000. Accordingly, the Trust recorded an additional provision of $1,085,000 to reduce the carrying value of the real estate held for sale to its estimated net realizable value based upon the pending contract price and estimated costs associated with the potential sale. The sale is expected to close in the summer of 1997.

         5. Note Payable to Bank

The Trust's bank credit agreement, originally scheduled to expire in October 1996, was extended to November 1996 to correspond with the extended maturity date of the Fort Worth, Texas loan receivable. The proceeds from the repayment of the Fort Worth, Texas loan were utilized, in part, to retire all outstanding borrowings under the Trust's bank credit agreement. Upon retirement of all outstanding borrowings thereunder, the Trust's bank credit agreement expired.

For the years ended January 31, 1997, 1996 and 1995, the average daily bank borrowings were $5,519,000, $9,431,000 and $12,427,000, respectively, with a weighted average interest rate (actual interest expense divided by average daily borrowings) of 6.9%, 7.6% and 6.4%, respectively. The weighted average interest rate on bank borrowings outstanding at January 31, 1996 was 7.1%.

         6. Note Payable to Related Party

In March 1993, the Trust sold a $5,000,000 secured note to the Chairman of the Trust, at par. The note bears interest at the prime lending rate and had a stated maturity date of August 1994. The Trust exercised its option to extend the maturity of the note. Pursuant to the terms of the note, the Trust made scheduled principal payments of $500,000 for the years ended January 31, 1997 and 1996. In addition, $1,700,000 of the proceeds from the repayment of the Fort Worth, Texas loan were utilized to reduce the note.

         7. Federal Income Taxes

No provision for current or deferred income taxes has been made by the Trust. The Trust has elected to be a real estate investment trust (REIT) and is therefore subject to the requirements of Sections 856-860 of the Internal Revenue Code, all of the requirements of which management believes have been met for the year ended January 31, 1997. As a REIT, the Trust normally distributes all of its taxable income to its shareholders. For the year ended January 31, 1997, the Trust had a taxable loss of approximately $5,000,000.

The primary differences between the income tax and financial reporting bases is related to differences between the timing of book provisions for write downs of real estate and loans and when such amounts are allowed as deductions for Federal income tax purposes.


In fiscal 1997, the net tax deductions related to such amounts were $4,000,000 and relate primarily to amounts that had been expensed in previous years for book purposes.


On February 14, 1997, the Trustees declared a dividend, payable on March 17, 1997, in the amount of $.10 per share of beneficial interest, totaling $102,000. The total dividends per share applicable to operating results for the year ended January 31, 1997, including the declaration on February 14, 1997, amount to $.40 per share.

An income tax net operating loss of approximately $4,476,000, originating in fiscal 1993, is available for carryforward to fiscal 2008. In addition, the taxable loss for fiscal 1997 of $5,000,000 will be available for carryforward to fiscal 2012. The 1996 dividends were 100% return of capital due to the fiscal 1997 taxable loss. The quarterly allocation of cash dividends paid per share for individual shareholders' income tax purposes was as follows:

                                CALENDAR 1996                        CALENDAR 1995                        CALENDAR 1994
                       --------------------------------     --------------------------------     --------------------------------
       MONTH           ORDINARY     RETURN OF     TOTAL     ORDINARY     RETURN OF     TOTAL     ORDINARY     RETURN OF     TOTAL
       PAID             INCOME       CAPITAL      PAID       INCOME       CAPITAL      PAID       INCOME       CAPITAL      PAID
------------------------------------------------------------------------------------------------------------------------------
March                   $   --        $ .10       $.10       $ .195        $.005       $.20       $ .121        $.059       $.18
June                        --          .10        .10         .195         .005        .20         .135         .065        .20
September                   --          .10        .10         .097         .003        .10         .135         .065        .20
December                    --          .10        .10         .097         .003        .10         .135         .065        .20
------------------------------------------------------------------------------------------------------------------------------
                        $   --        $ .40       $.40       $ .584        $.016       $.60       $ .526        $.254       $.78
                          -------------------------------------------------------------------------------------------------------

The tax status of distributions to shareholders in calendar 1997 will be dependent on the level of the Trust's earnings in that year. If taxable income of the Trust exceeds dividends paid in calendar 1997, such dividends will represent ordinary income to the recipients irrespective of the net operating loss carryforward.


         8. Advisory Agreement/Employment Agreements


The Trust has an Advisory Agreement with Mid-America ReaFund Advisors, Inc. (the Advisor) which provides for the administration of the day-to-day investment operations of the Trust. The Advisor is an entity which is jointly owned by the present Chairman and President of the Trust. Under the terms of this agreement, the Advisor is to receive, subject to certain limitations, a monthly fee equal to 1/12 of 1% of invested assets, as defined in the agreement, and an annual incentive fee equal to (a) 10% of the amount by which the net income of the Trust exceeds 8% of the average net worth for the year and (b) 10% of the difference between net realized capital gains less accumulated net realized capital losses, as defined. For any fiscal year in which operating expenses of the Trust exceed certain thresholds specified in the agreement, the Advisor is required to refund to the Trust the amount of such excess. For fiscal years 1997 and 1996, operating expenses exceeded the specified thresholds by approximately $6,000 and $18,000, respectively. There was no refund requirement with respect to fiscal 1995.

The Chairman and President of the Trust have employment agreements with the Trust, expiring in 2006, each of which have been extended in the past. The employment agreements provide that these individuals will receive no compensation from the Trust as long as the Advisory Agreement is in effect. However, should the Advisor no longer provide services to the Trust, these individuals will then be compensated, collectively, upon the same annual basis as the Advisor would have been compensated under the current terms of the Advisory Agreement had it remained in effect.

         9. Investments in Loans Receivable


Reconciliation of Mortgage Loans Receivable



                                                                  1997            1996             1995
-----------------------------------------------------------------------------------------------------------
Balance, beginning of period                                   $17,422,010     $35,509,779     $ 56,480,818
-----------------------------------------------------------------------------------------------------------
Additions:
  Office buildings(a)                                                   --              --          137,596
  Shopping center                                                       --              --        2,050,000
-----------------------------------------------------------------------------------------------------------
                                                                        --              --        2,187,596
-----------------------------------------------------------------------------------------------------------
Collections of principal:
  Office buildings                                              14,569,483       7,255,186        8,245,258
  Shopping centers                                                      --       2,029,068        9,332,144
  Motels                                                                --       3,803,515          117,280
  Apartments                                                            --              --        5,463,953
-----------------------------------------------------------------------------------------------------------
                                                                14,569,483      13,087,769       23,158,635
-----------------------------------------------------------------------------------------------------------
Elimination of underlying mortgage (Note 10)                     2,741,029              --               --
Writedown of loan receivable from related party (Note 3)           111,498       5,000,000               --
-----------------------------------------------------------------------------------------------------------
Balance, end of period                                         $        --     $17,422,010     $ 35,509,779
                                                               --------------------------------------------


---------------

(a) Represents deferred interest applicable to existing loans

         10. Other Related Party Transactions


The Trust recorded provisions of approximately $56,000, $20,000 and $41,000 in fiscal years 1997, 1996 and 1995, respectively, for legal services provided by a law firm of which the President of the Trust and another Trustee are principals.

The Toledo, Ohio loan investment was secured by a commercial building owned by a partnership of which the present Chairman of the Trust is the general partner. In September 1996, the Toledo, Ohio loan investment was converted from a wrap-around mortgage loan to a junior mortgage loan. Accordingly, the Trust's loan receivable from related party and loan payable under-lying mortgage to related party were reduced by approximately $2,741,000, representing the balance of the underlying mortgage loan at the time the status of the Toledo loan was changed. In addition, a principal prepayment of $600,000 was received and approximately $401,000 of escrow funds held by the Trust was applied against the mortgage loan receivable balance. The remaining portion ($111,498) of the loan was written off in the fourth quarter of fiscal 1997.

In the years ended January 31, 1997, 1996 and 1995, the Trust earned approximately $560,000, $933,000 and $1,121,000 of interest income on this loan, respectively, of which payment of approximately $138,000 was deferred and added to the principal balance of the mortgage loan receivable for the year ended 1995. The Trust incurred interest expense of approximately $89,000, $210,000 and $250,000 in connection with the related underlying loan payable for the years ended January 31, 1997, 1996 and 1995, respectively.


         11. Fair Value of Financial Instruments


The carrying amounts and fair values of the Trust's significant financial instruments at January 31, 1997 and 1996 are as follows:


                                                         1997                               1996
                                               -------------------------         ---------------------------
                                                CARRYING                          CARRYING
                                                 AMOUNT       FAIR VALUE           AMOUNT        FAIR VALUE
                                               -------------------------------------------------------------
Loans receivable                               $       --     $       --         $17,422,010     $17,319,000
Mortgage loans payable                                 --             --           7,732,450       7,630,000
Note payable to bank                                   --             --           6,295,000       6,295,000
Note payable to related party                   2,300,000      2,300,000           4,500,000       4,500,000


         12. Subsequent Event

Subsequent to year end, the Trust has signed an agreement to form a limited partnership with Hospitality Corporation International ("HCI") of Phoenix, Arizona. Under the terms of the agreement, this newly-formed partnership will acquire several of HCI's seven all-suite hotel properties in Arizona and California, as well as certain assets of the Trust. The remaining HCI hotel properties will be acquired by the Trust in exchange for newly-issued Realty ReFund Trust shares and debt. These seven HCI properties contain 1,036 suites.

These transactions will be subject to approval by the shareholders of the Trust and the investors in HCI's hotels. There can be no assurance that the necessary approvals will be obtained. Should the approvals not be obtained, this agreement will be terminated. At such time, the Trust would review its options, which may include merger or alternative acquisition possibilities, if any, or liquidation.

         13. Quarterly Results (Unaudited):

The following is an unaudited summary of the results of operations, by quarter, for the fiscal years ended January 31, 1997 and 1996. Management believes that all adjustments (consisting of normal recurring accruals) necessary for a fair presentation of such interim results have been included. The results of operations for any interim period are not necessarily indicative of those for the entire fiscal year.

                                                                          QUARTER ENDED
                                                    ---------------------------------------------------------
FISCAL 1997                                          APRIL 30        JULY 31       OCTOBER 31     JANUARY 31
-------------------------------------------------------------------------------------------------------------
Total revenues                                      $1,082,334     $ 1,107,406     $1,064,527     $   661,239
                                                    ---------------------------------------------------------
Total revenues less interest expense on mortgage
  loans and operating expenses, and amortization
  expense of real estate held for sale              $  408,457     $   445,805     $  529,278     $   163,671
                                                    ---------------------------------------------------------
Provision for writedown of loan receivable from
  related party                                     $       --     $        --     $       --     $  (111,498)
                                                    ---------------------------------------------------------
Provision for writedown of real estate held for
  sale                                              $       --     $        --     $       --     $(1,085,000)
                                                    ---------------------------------------------------------
Net income (loss)                                   $  101,775     $    98,464     $  102,258     $(1,190,862)
                                                    ---------------------------------------------------------
Earnings (loss) per share                           $      .10     $       .10     $      .10     $     (1.17)
                                                    ---------------------------------------------------------
Dividends declared per share                        $      .10     $       .10     $      .10     $       .10
                                                    ---------------------------------------------------------

                                                                          QUARTER ENDED
                                                    ---------------------------------------------------------
FISCAL 1996                                          APRIL 30        JULY 31       OCTOBER 31     JANUARY 31
-------------------------------------------------------------------------------------------------------------
Total revenues                                      $1,415,062     $ 1,450,595     $1,353,540     $ 1,210,809
                                                    ---------------------------------------------------------
Total revenues less interest expense on mortgage
  loans and operating expenses, depreciation and
  amortization expense of real estate held for
  sale                                              $  554,846     $   532,258     $  519,210     $   394,955
                                                    ---------------------------------------------------------
Provision for writedown of loan receivable from
  related party                                     $       --     $(5,000,000)    $       --     $        --
                                                    ---------------------------------------------------------
Provision for writedown of real estate held for
  sale                                              $       --     $        --     $       --     $(3,000,000)
                                                    ---------------------------------------------------------
Net income (loss)                                   $  141,138     $(4,899,455)    $  131,626     $(2,927,661)
                                                    ---------------------------------------------------------
Earnings (loss) per share                           $      .14     $     (4.80)    $      .13     $     (2.87)
                                                    ---------------------------------------------------------
Dividends declared per share                        $      .20     $       .10     $      .10     $       .10
                                                    ---------------------------------------------------------

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
            TO THE SHAREHOLDERS AND TRUSTEES OF REALTY REFUND TRUST

We have audited the accompanying balance sheets of Realty ReFund Trust (an Ohio unincorporated business trust) as of January 31, 1997 and 1996, and the related statements of operations, shareholders' equity and cash flows for each of the three years in the period ended January 31, 1997. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Realty ReFund Trust as of January 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended January 31, 1997 in conformity with generally accepted accounting principles.


                                        /s/ ARTHUR ANDERSEN LLP

                                        Arthur Andersen LLP

Cleveland, Ohio,

February 14, 1997.

                                   PROPERTIES



                   SUMMARY COMBINED HISTORICAL FINANCIAL DATA



                                 (IN THOUSANDS)



                                                                                               PERIOD ENDED
                                                YEAR ENDED DECEMBER 31,                        SEPTEMBER 30,
---------------------------------------------------------------------------------------------------------------
                                 1992        1993        1994        1995        1996        1996        1997
---------------------------------------------------------------------------------------------------------------
                                                                                                (UNAUDITED)
OPERATING DATA:
  Room revenue                  $10,256     $11,689     $13,572     $15,367     $17,613     $13,313     $14,166
  Food and beverage revenue          87          90          91         130         197         262         320
  Other revenue                     342         374         385         446         513         446         509
---------------------------------------------------------------------------------------------------------------
     Total revenues              10,685      12,153      14,048      15,943      18,323      14,021      14,994
---------------------------------------------------------------------------------------------------------------
  Departmental and other
     expenses                     7,543       8,967      10,101      11,090      12,857       9,132       9,953
  Real estate and property
     taxes, insurance and rent      651         697         592         656         877         569         593
  Depreciation and
     amortization                 1,277       1,388       1,163       1,058       1,147         803         823
  Interest expense                2,069       1,859       1,460       1,990       1,570       1,300       1,292
---------------------------------------------------------------------------------------------------------------
     Total Expenses              11,540      12,911      13,316      14,794      16,451      11,804      12,661
---------------------------------------------------------------------------------------------------------------
  Income (loss) before
     extraordinary items           (855)       (758)        732       1,149       1,872       2,217       2,333
  Extraordinary item -- gain
     on early extinguishment
     of debt                        473          --         133       6,465         307         307          --
---------------------------------------------------------------------------------------------------------------
     Net income (loss)          $  (382)    $  (758)    $   865     $ 7,614     $ 2,179     $ 2,524     $ 2,333
                                -------------------------------------------------------------------------------
BALANCE SHEET DATA:
  Investment in hotel
     properties, net            $25,457     $27,166     $26,201     $25,309     $26,488     $26,669     $26,885
  Total assets                   27,169      28,982      28,687      28,398      29,214      29,740      30,478
  Mortgage notes payable(1)      24,879      26,419      24,667      17,028      16,406      16,731      17,963
  Total partners' (deficit)
     equity                      (1,268)     (1,803)       (937)      6,827       8,407       8,770       7,582
CASH FLOW DATA:
  Net cash provided by
     operating activities       $   680     $ 1,243     $ 1,435     $ 2,108     $ 2,625     $ 3,217     $ 2,684
  Net cash used by investing
     activities                    (300)        (94)       (112)       (406)     (2,004)     (1,830)     (1,224)
  Net cash used by financing
     activities                    (148)       (860)       (828)     (1,891)     (1,157)     (1,939)     (1,262)
OTHER DATA
  Earnings before
     extraordinary items,
     interest, depreciation
     and amortization(2)        $ 2,491     $ 2,489     $ 3,357     $ 4,199     $ 4,589     $ 4,320     $ 4,448


(1) Reduction of mortgage notes payable in 1995 and 1996 was caused by gain on early extinguishment of debt plus one property which paid its mortgage off early in the amount of $1,796 during 1995 and 1996, and one property which paid its mortgage down in the amount of $600 upon refinancing.

(2) Represents income (loss) before unusual and extraordinary items, excluding depreciation and amortization and interest expense. The Trust believes that EBITDA, defined as net income before interest, depreciation, amortization, taxes and extraordinary items, provides a good indicator of the financial performance of the Hotels and will be a significant factor in determining the Lessees' ability to make lease payments to the Hotel Partnerships or RS and thus to RRF-LP.

                           MICHAEL MAASTRICHT, C.P.A.
                                ---------------

                          CERTIFIED PUBLIC ACCOUNTANT

10640 North 28th. Drive, Suite C-209                       (602) 375-2926 -- ofc
Phoenix, Arizona 85029                                     (602) 375-2926 -- fax

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To InnSuites International Hotels, Inc.:

     We have audited the accompanying combined balance sheets of the InnSuites Hotels as defined in Note 1 to the combined financial statements, as of December 31, 1995 and 1996, and the related combined statements of operations, cash flows and equity for each of the three years in the period ended December 31, 1996. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of the InnSuites Hotels as of December 31, 1995 and 1996, and the combined results of their operations, cash flows and equity for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

                                          /s/ Michael Maastricht
                                          MICHAEL MAASTRICHT, CPA

Phoenix, Arizona
April 28, 1997

                                     MEMBER
               AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
                ARIZONA SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS

                                INNSUITES HOTELS



                            COMBINED BALANCE SHEETS



                                                                      DECEMBER 31,              SEPTEMBER
                                                               ---------------------------         30,
                                                                  1995            1996            1997
----------------------------------------------------------------------------------------------------------
                                                                                               (UNAUDITED)
                                ASSETS
INVESTMENT IN HOTEL PROPERTIES, at cost:
  Land                                                         $ 3,339,738     $ 3,439,738     $ 3,439,738
  Buildings and improvements                                    23,649,746      24,831,670      24,842,546
  Furniture and equipment                                        8,181,756       9,175,834       9,370,072
  Purchases of partners' interests                                       0               0       1,018,872
----------------------------------------------------------------------------------------------------------
                                                                35,171,240      37,447,242      38,671,228
  Less-Accumulated depreciation                                  9,861,945      10,958,581      11,786,398
----------------------------------------------------------------------------------------------------------
  Net investment in hotel properties                            25,309,295      26,488,661      26,884,830
CASH AND CASH EQUIVALENTS                                        1,165,145         628,797         826,625
ACCOUNTS RECEIVABLE                                                401,313         344,882         490,396
INVENTORIES                                                        329,660         347,252         400,852
OTHER ASSETS                                                       460,817         638,265       1,001,137
CASH HELD IN ESCROW                                                232,801         253,056         347,337
DEFERRED EXPENSES, net                                             499,050         513,610         527,071
                                                               ===========     ===========     ===========
                                                               $28,398,081     $29,214,523     $30,478,248
                                                               ===========     ===========     ===========
                     LIABILITIES AND COMBINED EQUITY
MORTGAGE NOTES PAYABLE                                         $17,028,836     $16,405,945     $17,963,129
ACCOUNTS PAYABLE:
  Trade                                                            404,213         357,089         549,808
  Affiliates                                                       179,392         582,145         946,000
  Bank overdraft                                                    57,725         149,372          96,987
  Participation investors contingent liability                   2,695,035       2,646,627       2,646,626
LINE OF CREDIT                                                      48,728         100,000          90,000
CAPITAL LEASE OBLIGATIONS                                          103,742          71,707          51,525
LAND LEASE PAYABLE                                                  70,689          75,842          41,362
ACCRUED EXPENSES AND OTHER LIABILITIES                             982,319         418,596         511,253
----------------------------------------------------------------------------------------------------------
                                                                21,570,679      20,807,323      22,896,690
COMMITMENTS AND CONTINGENCIES
COMBINED EQUITY:                                                 6,827,402       8,407,200       7,581,558
----------------------------------------------------------------------------------------------------------
                                                               $28,398,081     $29,214,523     $30,478,248
                                                               ===========     ===========     ===========


The accompanying notes are an integral part of these combined financial statements.

                                INNSUITES HOTELS



                       COMBINED STATEMENTS OF OPERATIONS



                                                                                           NINE MONTHS
                                                  DECEMBER 31,                         ENDED SEPTEMBER 30,
--------------------------------------------------------------------------------------------------------------
                                      1994            1995            1996            1996            1997
--------------------------------------------------------------------------------------------------------------
                                                                                           (UNAUDITED)
REVENUES FROM HOTEL OPERATIONS:
  Room revenue                     $13,572,350     $15,366,788     $17,613,618     $13,313,370     $14,165,017
  Food and beverage revenue             91,400         130,708         197,064         261,817         319,603
  Other revenue                        384,764         445,761         513,143         446,290         509,552
--------------------------------------------------------------------------------------------------------------
     Total revenues                 14,048,514      15,943,257      18,323,825      14,021,477      14,994,172
EXPENSES:
  Departmental expenses:
     Rooms                           3,601,000       3,934,009       4,439,142       3,650,204       3,720,441
     Food and beverage                 202,545         349,981         487,367         378,352         395,503
  General and administrative         2,482,659       3,134,257       3,500,161       2,147,021       2,476,370
  Advertising and promotion            666,359         706,372         724,887         538,701         604,120
  Utilities                            789,196         765,721         894,121         672,625         685,497
  Repairs and maintenance            2,207,888       1,938,523       2,621,472       1,744,810       2,071,050
  Real estate, personal property
     taxes, and insurance              592,788         656,544         876,816         569,000         593,164
  Interest expense                   1,460,552       1,990,762       1,569,850       1,300,833       1,291,519
  Depreciation                       1,163,865       1,058,931       1,147,326         802,772         823,279
  Other                                148,797         259,038         190,510              --              --
--------------------------------------------------------------------------------------------------------------
     Total expenses                 13,315,649      14,794,138      16,451,652      11,804,318      12,660,943
--------------------------------------------------------------------------------------------------------------
Income before extraordinary items      732,865       1,149,119       1,872,173       2,217,159       2,333,229
EXTRAORDINARY ITEMS
  Gain on early extinguishment of
     debt                              133,075       6,465,305         307,000         307,000              --
--------------------------------------------------------------------------------------------------------------
NET INCOME                         $   865,940     $ 7,614,424     $ 2,179,173     $ 2,524,159     $ 2,333,229
                                   ===========     ===========     ===========     ===========     ===========

     The accompanying notes are an integral part of these combined financial statements.


                                INNSUITES HOTELS



                       COMBINED STATEMENTS OF CASH FLOWS



                                                                                                      NINE MONTHS
                                                            DECEMBER 31,                          ENDED SEPTEMBER 30,
--------------------------------------------------------------------------------------------------------------------------
                                               1994            1995             1996             1996             1997
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES
  Net Income                                $  865,940      $ 7,614,424      $ 2,179,173      $ 2,524,159      $ 2,333,229
  Adjustments to reconcile net income to
    net cash provided by operating
    activities:
    Depreciation and amortization            1,163,865        1,084,325        1,175,804          837,720          858,227
    Gain on early extinguishment of debt      (133,075)      (6,465,305)        (307,000)        (307,000)              --
  (Increase) decrease in:
    Accounts receivable                       (107,053)            (113)          56,431         (186,360)        (145,514)
    Inventories                                 (4,449)         (53,014)         (17,610)          (7,562)         (53,600)
    Other assets                               (42,134)        (376,921)        (231,090)          93,642         (457,153)
    Receivable from affiliate                 (106,665)              --               --               --               --
  Increase (decrease) in:
    Accounts payable                            60,601         (191,596)          38,764          214,922          192,719
    Land lease payable                          (4,738)          (6,166)          (5,153)         (12,663)         (34,480)
    Accrued expenses                          (256,950)         502,406         (264,756)          60,710           (9,728)
--------------------------------------------------------------------------------------------------------------------------
  Net cash provided by operating
    activities                               1,435,342        2,108,040        2,624,563        3,217,598        2,683,700
--------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of equipment                       (112,856)        (406,289)        (753,741)        (579,584)        (205,114)
  Acquisition of land, building and
    equipment                                       --               --       (1,250,000)      (1,250,000)              --
  Purchases of partners' interests                  --               --               --               --       (1,018,872)
--------------------------------------------------------------------------------------------------------------------------
  Net cash used by investing activities       (112,856)        (406,289)      (2,003,741)      (1,829,584)      (1,223,986)
--------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
  Increase (decrease) in loans from
    affiliates                                      --          (91,500)         (87,500)      (1,331,776)         363,855
  Payment of mortgage notes payable           (929,462)      (2,185,926)      (1,612,687)              --       (2,342,817)
  Increase in loans to affiliates              100,845               --          587,853               --               --
  Increase of mortgage notes payable                --               --          990,000               --        3,900,000
  Partner contributions                             --          266,000               --               --               --
  Partner distributions                             --         (120,000)        (969,375)        (650,578)      (3,158,871)
  Line of Credit                                    --               --           50,000           50,000           40,000
  Loan fees                                         --         (139,279)        (251,711)              --          (43,871)
  Other                                             --          275,584          (31,715)              --               --
  Capital lease obligations                         --          103,742          (32,035)          (7,311)         (20,182)
  Capitalization of common stock                    --               --          200,000               --               --
--------------------------------------------------------------------------------------------------------------------------
  Net cash used by financing activities       (828,617)      (1,891,379)      (1,157,170)      (1,939,665)      (1,261,886)
--------------------------------------------------------------------------------------------------------------------------
NET CHANGE IN CASH AND CASH EQUIVALENTS        493,869         (189,628)        (536,348)        (551,651)         197,828
CASH AND CASH EQUIVALENTS AT BEGINNING OF
  YEAR                                         860,904        1,354,773        1,165,145        1,165,145          628,797
--------------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS AT END OF YEAR    $1,354,773      $ 1,165,145      $   628,797      $   613,494      $   826,625
                                            ===========     ===========      ===========      ===========      ===========

     The accompanying notes are an integral part of these combined financial statements.

                                INNSUITES HOTELS



                         COMBINED STATEMENTS OF EQUITY



                                          GENERAL        LIMITED
                                         PARTNERS'      PARTNERS'       COMMON       RETAINED        COMBINED
                                          CAPITAL        CAPITAL        STOCK        EARNINGS         EQUITY
---------------------------------------------------------------------------------------------------------------
BALANCE, December 31, 1993               $(620,076)    $  (902,623)    $    500     $  (281,263)    $(1,803,462)
NET INCOME                                  53,657       1,019,476           --        (207,193)        865,940
---------------------------------------------------------------------------------------------------------------
BALANCE, December 31, 1994                (566,419)        116,853          500        (488,456)       (937,522)
NET INCOME                                 353,394       6,714,479           --         546,551       7,614,424
PARTNERSHIP CONTRIBUTIONS                  210,500          55,500           --              --         266,000
ISSUANCE OF COMMON STOCK                        --              --        4,500              --           4,500
PARTNERSHIP DISTRIBUTIONS                       --        (120,000)          --              --        (120,000)
---------------------------------------------------------------------------------------------------------------
BALANCE, December 31, 1995                  (2,525)      6,766,832        5,000          58,095       6,827,402
NET INCOME                                 107,025       2,033,509           --          38,639       2,179,173
PARTNERSHIP CONTRIBUTIONS                       --         170,000           --              --         170,000
ISSUANCE OF COMMON STOCK                        --              --      200,000              --         200,000
PARTNERSHIP DISTRIBUTIONS                  (48,468)       (920,907)          --              --        (969,375)
---------------------------------------------------------------------------------------------------------------
BALANCE, December 31, 1996                  56,032       8,049,434      205,000          96,734       8,407,200
NET INCOME, (Unaudited)                    140,555       2,562,418           --        (369,744)      2,333,229
PARTNERSHIP DISTRIBUTIONS, (Unaudited)     (62,861)     (1,146,010)          --      (1,950,000)     (3,158,871)
---------------------------------------------------------------------------------------------------------------
BALANCE, June 30, 1997 (Unaudited)       $ 133,726     $ 9,465,842     $205,000     $  (273,010)    $ 7,581,558
                                         =========     ===========     ========     ===========     ===========

Hulsey Hotels Corporation -- Common stock, no par value, 1,000,000 shares authorized, 1,000,000 issued and outstanding

Buenaventura Properties, Inc. -- Common stock, no par value, 10,000,000 shares authorized, 1,000,000 issued and outstanding

The accompanying notes are an integral part of these combined financial statements.

                                INNSUITES HOTELS



                     NOTES TO COMBINED FINANCIAL STATEMENTS


         1. Basis of Presentation:

     The InnSuites Hotels consist of the following full-service hotels:

                                                                                                  NUMBER OF
                           PROPERTY NAME                                      LOCATION              ROOMS
-----------------------------------------------------------------------------------------------------------
InnSuites Phoenix Best Western ("Phoenix")                              Phoenix, Arizona             123
InnSuites Tempe/Airport ("Tempe")                                       Tempe, Arizona               170
InnSuites Tucson Best Western ("Tucson")                                Tucson, Arizona              159
InnSuites Yuma Best Western ("Yuma")                                    Yuma, Arizona                166
Holiday Inn Airport InnSuites Ontario ("Ontario")                       Ontario, California          150
InnSuites Flagstaff Grand Canyon ("Flagstaff")                          Flagstaff, Arizona           134
InnSuites Scottsdale ("Scottsdale")                                     Scottsdale, Arizona          134

     InnSuites International Hotels, Inc., ("InnSuites") and its affiliates, officers and employees were involved in the development of each of the above hotels, except Flagstaff which was purchased January 1, 1996, and has managed all of the InnSuites Hotels since their respective inceptions. The hotels with two exceptions, are owned by partnerships ("InnSuites Partnerships") in which the shareholders of InnSuites and certain officers of InnSuites (collectively, InnSuites Affiliates) have significant direct and indirect ownership interests. Flagstaff and Scottsdale are owned by corporations controlled by principals of InnSuites. The partnerships and corporations are referred to collectively as the InnSuites Entities.

     As of December 31, 1996, the InnSuites Entities are owned as follows:


                                                                                       ENTITY INTEREST
                                                                                   -----------------------
                                                                                   INNSUITES         THIRD
                                                                                   AFFILIATES        PARTY
----------------------------------------------------------------------------------------------------------
InnSuites Phoenix Best Western                                                         96%              4%
InnSuites Tempe/Airport/South Mountain                                                 46%             54%
InnSuites Tucson Catalina Foothills                                                    28%             72%
InnSuites Yuma Best Western                                                            33%             67%
Holiday Inn Airport InnSuites Ontario                                                 100%              0%
InnSuites Flagstaff Grand Canyon                                                      100%              0%
InnSuites Scottsdale                                                                  100%              0%


Realty ReFund Trust is an unincorporated Ohio real estate investment trust ("REIT") which seeks to acquire equity interests in existing hotel properties and to consider selectively the purchase or development of additional hotels. The REIT will acquire the general partnership interest, representing a 13.1% equity interest, in RRF Limited Partnership, a Delaware limited partnership (the Partnership). It is proposed that the partners and shareholders of the entities owning the InnSuites Hotels will contribute their respective partnership and corporate interests to the Partnership, or a subsidiary of the REIT in exchange for cash, partnership interests or REIT stock. All of the InnSuites Hotels will be leased to Realty Hotel Lessee Corporation (the InnSuites Lessee) pursuant to operating leases which contain provisions for rent based on the revenues of the InnSuites Hotels. The InnSuites Lessee is an affiliate of InnSuites.

Management believes that these combined financial statements result in a more meaningful presentation of the InnSuites Hotel businesses to be acquired by the Partnership or REIT and thus appropriately reflect the historical financial position and results of operations of the predecessor of the InnSuites Lessee. All significant intercompany balances and transactions have been eliminated


  Interim Unaudited Financial Information


The combined financial statements as of and for the nine months ended September 30, 1996 and 1997 are unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair representation of the combined financial statements for these interim periods have been included. The results of interim periods are not necessarily indicative of the results to be obtained for a full year.

   2. Summary of Significant Accounting Policies:

Accounting Periods

For annual reporting purposes, all of the InnSuites Entities have been included in the accompanying combined financial statements based on a December 31 year-end.

Hotel Properties

Hotel properties are stated at cost. Depreciation is computed using primarily the straight-line method based upon the following estimated useful lives:

            Buildings and improvements                                             40 years
            Furniture and equipment                                                 7 years

For the year ended December 31, 1995, the InnSuites Partnerships adopted Statement of Financial Accounting Standards No. 121 (SFAS No. 121), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." Accordingly, the partners and management of the InnSuites Entities review the hotel properties for impairment when events or changes in circumstances indicate the carrying amounts of the hotel properties may not be recoverable. When such conditions exist, management estimates the future cash flows from operations and disposition of the hotel properties. If the estimated undiscounted future cash flows are less than the carrying amount of the asset, an adjustment to reduce the carrying amount to the related hotel property's estimated fair market value would be recorded and an impairment loss would be recognized. No such impairment losses were recognized in connection with the adoption of SFAS No. 121.

Maintenance and repairs are charged to operations as incurred; major renewals and betterments are capitalized. Upon the sale or disposition of a fixed asset, the asset and related accumulated depreciation are removed from the accounts, and the gain or loss is included in the determination of net income or loss.

Advertising and Promotion

The InnSuites Entities expense the cost of advertising and promotion as incurred which approximates the time such advertising takes place. There are no capitalized advertising costs.

Cash and Cash Equivalents

All highly liquid investments with an original maturity date of three months or less when purchased are considered to be cash equivalents. Management estimates that the fair value of cash equivalents approximates carrying value due to the relatively short maturity of these instruments.

Inventories

Inventories consisting primarily of linen, food, and beverages and gift store merchandise are stated at the lower of first-in, first-out cost or market.

Cash Held in Escrow

Cash held in escrow consists of amounts for real estate taxes and property insurance remitted to the lenders which hold the mortgages on the hotel facilities and amounts deposited for the replacement of hotel real and personal property pursuant to the terms of certain mortgage and franchise agreements.

Deferred Expenses

Deferred expenses consist principally of deferred loan costs and initial franchise fees. Amortization of initial franchise fees is computed on a straightline basis over the terms of the franchise agreements while deferred loan costs are amortized over the terms of the related loan agreements. The amortization of deferred loan costs of $67,519, $51,377, and $42,187, and $32,314 and $33,854 for the years ended December 31, 1994, 1995 and 1996, and the nine month periods ended September 30, 1996 and 1997 is included in interest expense in the accompanying combined statements of operations. Accumulated amortization of deferred expenses was $362,565 and $473,454 at December 31, 1995 and 1996, respectively, and $507,308 at September 30, 1997.

Concentration of Credit Risk

Financial instruments which potentially subject the InnSuites Entities to credit risk consist primarily of trade receivables. Credit evaluations of guest's accounts are performed regularly. The receivables are unsecured.

Revenue Recognition

Revenue is recognized as earned. Ongoing credit evaluations are performed and credit losses are charged off when deemed to be uncollectible. Such losses have been minimal and within management's expectations.

Income Taxes

The InnSuites Partnerships and Scottsdale, an S-Corporation, are not subject to federal or state income taxes; however, they must file informational income tax returns and the partners and stockholders must take income or loss of the InnSuites Partnerships and S-Corporation into consideration when filing their respective tax returns. Flagstaff, a C-Corporation, operated only in 1996 and had no income tax liability for year ended December 31, 1996.

Management's Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. It is reasonably possible that the InnSuites Entities recorded estimate of its obligations may change in the near term.


         3. Mortgage Notes Payable:



Mortgage notes payable consisted of the following:



                                                                                                SEPTEMBER
                                                                      DECEMBER 31,                 30,
                                                                  1995            1996            1997
----------------------------------------------------------------------------------------------------------
                                                                                                (UNAUDITED)
Mortgage note payable to a bank in aggregate monthly
installments of principal and interest of $33,779 at rate of
8% adjustable by .25% annually; the unpaid principal is due
May 1998; collateralized by real and personal property having
a net book value of $2,870,366 at December 31, 1996.           $ 3,299,221     $ 3,152,590     $ 3,036,929
----------------------------------------------------------------------------------------------------------
Mortgage note payable to a bank in aggregate installments of principal and interest of $27,572 at a rate of 8.5%; the
unpaid principal is due January 2006; collateralized by real and personal property having a net book value of $3,240,818
at December 31, 1996.                                            2,800,000       2,711,786       2,634,340
----------------------------------------------------------------------------------------------------------
Mortgage note payable to a bank, paid in full in 1996              800,625              --              --
----------------------------------------------------------------------------------------------------------
Mortgage note payable to a finance company in aggregate
monthly installments of principal and interest of $41,168 at a rate of 9.25%; the unpaid principal is due August 2011;
collateralized by real and personal property having a net
book value of $3,167,675 at December 31, 1996.                   4,606,618       3,958,182       3,848,936
----------------------------------------------------------------------------------------------------------

                                                                                                SEPTEMBER
                                                                      DECEMBER 31,                 30,
                                                                  1995            1996            1997
----------------------------------------------------------------------------------------------------------
                                                                                                (UNAUDITED)
Mortgage note payable to a bank in aggregate monthly
installments of principal and interest of $33,581 at a rate
of 8.75%; the unpaid principal due March 2011, collateralized by real and personal property having a net book value of
$7,164,133 at December 31, 1996; requires an escrow reserve
of 4% of revenues for the replacement or refurbishing of
furniture, fixtures and equipment.                               3,618,000       3,739,308       3,692,759
----------------------------------------------------------------------------------------------------------
Mortgage note payable to a bank in aggregate monthly
installments of principal and interest of $12,919 at a rate
of 9.75%; the unpaid principal due June 2001; collateralized by real and personal property having a net book value of
$1,707,885 at December 31, 1996.                                        --         956,612         866,415
----------------------------------------------------------------------------------------------------------
Mortgage note payable to a finance company in aggregate
monthly installments of principal and interest of $16,250 at a rate of 9%; the unpaid principal due February 1998;
collateralized by real and personal property having a net
book value of $1,752,594 at December 31, 1996.                   1,904,372       1,887,467       3,883,750
----------------------------------------------------------------------------------------------------------
                                                               $17,028,836     $16,405,945     $17,963,129
                                                               ===========     ===========     ===========



Aggregate scheduled annual principal payments for the above mortgage notes payable at December 31, 1996 are as follows:



            YEAR                                                                  AMOUNT
            -----------------------------------------------------------------   -----------
            1997                                                                $   587,395
            1998                                                                  3,425,539
            1999                                                                    501,644
            2000                                                                    554,405
            2001                                                                  2,830,753
            Thereafter                                                            8,506,209
                                                                                -----------
                                                                                $16,405,945
                                                                                 ==========



Debt Extinguishment



In 1994 Tempe realized an extraordinary gain of $133,075 on the extinguishment of previously accrued interest. In 1995 Tempe and Ontario realized net extraordinary gains of $5,994,473 on early extinguishment of debt and Scottsdale realized an extraordinary gain related to the forgiveness of principal on debt of $470,832 due to a related party. In 1996 Flagstaff refinanced its existing mortgage indebtedness, realizing a net extraordinary gain of $112,780 and an extraordinary gain related to the forgiveness of debt of $194,220 due to a related party.



         4. Related Party Transactions:



A substantial portion of the hotels' management functions are performed by two InnSuites management companies for a fee computed as specified in each hotel's management agreement. The management fee is based on a percentage of hotel revenues of 4.5%.



In addition, InnSuites has trademark license agreements with the hotels, excluding Ontario which operates under licensing with Holiday Inns, for which the fees are .5% of revenues. InnSuites also operates an advertising trust to which the hotels contribute 1% of revenues (1.9% at certain properties through a portion of 1997). All agreements expire in 2000. The payable to affiliates represents amounts due primarily for working capital advances. There are no terms or covenants connected with the advances.

The InnSuites Entities paid fees to InnSuites for various services as follows:



                                                                                            NINE MONTHS
                                                                                        ENDED SEPTEMBER 30,
                                                        DECEMBER 31,                        (UNAUDITED)
                                              1994          1995          1996          1996          1997
--------------------------------------------------------------------------------------------------------------
  Management fees
  (4.5% of total revenues)                 $   622,937   $   611,421   $   840,518   $    35,467   $    74,738
--------------------------------------------------------------------------------------------------------------
  Trademark license fees
  (0.5% of total revenues)                      66,766        66,246        80,596        70,608        74,971
--------------------------------------------------------------------------------------------------------------
  Advertising trust fees
  (1% of total revenues)                       220,731       232,023       189,231       141,215       149,942
--------------------------------------------------------------------------------------------------------------



         5. Changes in Ownership:



On January 1, 1996 the principals of InnSuites became sole shareholders of Hulsey Hotels Corporation (Flagstaff) and purchased the hotel from a sole-proprietorship for the assumption of $200,000 of outstanding debt, certain other considerations plus the outstanding mortgage indebtedness. The property was refinanced on June 19, 1996 in the amount of $1,004,000.


The purchase accounting adjustment recorded was an aggregate increase in the carrying value of the investments in hotel property as follows:


            Land, buildings and improvements                                     $1,050,000
            Furniture and equipment                                                 200,000
            -------------------------------------------------------------------------------
                                                                                 $1,250,000
                                                                                  =========


Following is unaudited pro forma data assuming that the purchase discussed above and the related refinancing had occurred at the beginning of 1995. The pro forma adjustments to historical operating results give effect to an increase in depreciation expense and an increase in interest expense to reflect the terms of the new mortgage debt and the amortization of related deferred financing costs. Had the pro forma assumptions been in effect, 1995 operating results would have been as follows:

                                                                               YEAR ENDED
                                                                            DECEMBER 31, 1995
                                                                               (UNAUDITED)
            ---------------------------------------------------------------------------------
            Total revenues                                                     $16,720,299
            Net income                                                           7,457,196


         6. Commitments and Contingencies:


  Claims and Legal Matters

Certain of the hotels are involved in claims and legal matters incidental to their business. In the opinion of management, the ultimate resolution of these matters will not have a material impact on the financial position or the results of operations of the hotels.

  Franchise Agreements

Under the terms of hotel franchise agreements, annual payments for franchise royalties and reservation and advertising services are due from the hotels. For six of the hotels, fees are computed based upon a percentage of total revenues. At December 31, 1996, the franchise royalty fees are payable by the hotels at
 .5% of revenues while the fees for advertising services are 1% of revenues. The franchise agreements expire in 2000. The Best Western and Holiday Inn hotels have additional franchise agreements in which fees are charged on a per room basis and generally approximate 3% of revenues.

  Other

The land on which the Tucson Hotel is located is leased under an operating lease agreement expiring in 2010 which can be extended to 2051. The lease requires minimum annual rentals of $70,000 for 1997-2000, $75,000 through 2002, plus percentage rentals based on hotel revenues. Tucson is responsible for all taxes, insurance and maintenance on the property. Rental expense charged to operations for the land lease were as follows:


                                                                                                 NINE MONTHS
                                                                                             ENDED SEPTEMBER 30,
                                                          YEAR ENDED DECEMBER 31,                (UNAUDITED)
                                                     ----------------------------------     ---------------------
                                                       1994         1995         1996         1996         1997
-----------------------------------------------------------------------------------------------------------------
Minimum rent                                         $ 60,000     $ 60,000     $ 70,000     $ 52,500     $ 52,500
Percentage rent                                        64,523       70,689       74,632       57,867       59,499
-----------------------------------------------------------------------------------------------------------------
                                                     $124,523     $130,689     $144,632     $110,367     $111,999
                                                     ------------------------------------------------------------


         7. Fair Value of Financial Instruments:

Statement of Financial Accounting Standards No. 107 requires disclosure about fair value for all financial instruments, whether or not recognized for financial statement purposes. Disclosure about fair value of financial instruments is based on pertinent information available to management as of December 31, 1996. Considerable judgment is necessary to interpret market data and develop estimated fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts which could be realized on disposition of the financial instruments. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Long-Term Debt

Management estimates that the fair values of mortgage and other long-term debt approximate carrying values based upon the hotels' effective borrowing rate for issuance of debt with similar terms and remaining maturities.

         8. Participation Investors Contingent Liability

For the Ontario property, participation investors rights to repayment were converted to the right to receive forty-five percent of the profits, from any future sale of the hotel property, over a fixed base amount of approximately $4,100,000, after payment of all outstanding liabilities. The contingent liability approximates the participant's original investment plus certain accrued interest and management's estimate of the potential liability upon a future sale of the hotel property. The balance consists of the original $1,950,000 of loan participation units subscribed to by investors, plus $745,035 of accrued but unpaid interest during the construction period, as defined. During 1996 the Partnership purchased units from participation investors for $48,408.

         9. Lines of Credit

Flagstaff and Scottsdale each carried an unsecured line of credit of $50,000 at December 31, 1996. Interest rates are 10% and 10.25%; and due dates are April 30, and March 1, 1997, respectively. Both lines are guaranteed by a principal of Innsuites.

         10. Capital Leases


Ontario and Scottsdale own equipment under capital lease arrangements aggregating $148,556. The lease liabilities carry interest at rates ranging from 10.5% to 12.5% and are payable through dates from August 1997 to October 1999 with monthly payments aggregating $5,479. Future payments required by the leases as of December 31, 1996 follow:



            ------------------------------------------------------------------------------
            1997                                                                   $49,384
            1998                                                                    14,438
            1999                                                                     7,885
            ------------------------------------------------------------------------------
                                                                                   $71,707
                                                                                   =======

         11. Purchases of Partners' Interests

Certain partners of entities owning the InnSuites Hotels are redeeming their interests for cash in lieu of exchanging their interests for partnership interests or REIT stock. Three properties purchased such interest during the nine months ended September 30, 1997 aggregating $1,018,872.

                                                                         ANNEX A

                              FORMATION AGREEMENT

     This Formation Agreement is made and entered into this 15th day of December, 1996, by and among Realty ReFund Trust, an unincorporated Ohio real estate investment trust having an address at 1385 Eaton Center, Cleveland, Ohio 44114 ("RRF"); Mid-America ReaFund Advisors, Inc., an Ohio corporation having an address at 1385 Eaton Center, Cleveland, Ohio 44114 ("MARA"); InnSuites Hotels, L.L.C., an Arizona limited liability company having an address at Suite 105, 1615 East Northern Avenue, Phoenix, Arizona 85020 ("ISH"); Hospitality Corporation International, an Arizona corporation having an address at Suite 105, 1615 East Northern Avenue, Phoenix, Arizona 85020 ("HCI"); Alan M. Krause, a shareholder of RRF and MARA having an address in care of RRF ("Krause"); James
H. Berick, a shareholder of MARA having an address in care of RRF ("Berick"); James Wirth, the President of the managing member of ISH and the President of HCI having an address in care of HCI ("Wirth"); and the seven limited partnerships or corporations, as the case may be, listed on Schedule I hereto (each, a "Hotel Company" and, collectively, the "Hotel Companies"). All seven of the Hotel Companies are controlled by HCI and/or Wirth or an affiliate, and each has an address in care of HCI. RRF, MARA, Krause and Berick sometimes are referred to herein collectively as the "RRF Parties"; Wirth, ISH, HCI and the Hotel Companies sometimes are referred to herein collectively as the "ISH Parties".

                                   RECITALS:

     A. RRF was organized in 1971 and has qualified as a "real estate investment trust" ("REIT") for federal income tax purposes since its organization. RRF's shares of beneficial interest, without par value ("RRF Shares"), currently are listed for trading on the New York Stock Exchange ("NYSE") under the symbol "RRF".

     B. The Hotel Companies own and/or manage a total of seven all-suite hotel properties, comprising 1,037 hotel studio and two-room suites, in Tucson, Phoenix, Scottsdale, Tempe, Flagstaff and Yuma, Arizona and in Ontario, California (the "Hotels").

     C. HCI wishes to provide, among other things, for the terms of the transfer of its and its affiliates' ownership interests in the Hotel Companies to RRF Operating Limited Partnership, a to-be-formed Delaware limited partnership (the "Operating Partnership"), in which certain of the equity owners of the Hotel Companies will be the initial limited partners and RRF will be the general partner.

     D. Wirth wishes to provide for the terms of his acquisition of all of the outstanding capital stock of MARA and the acquisition by him or an affiliate of 200,000 presently issued and outstanding RRF Shares, and for his designees to assume majority control of RRF's Board of Trustees.

     E. The parties hereto desire that the transactions contemplated herein regarding the organization of the Operating Partnership and the restructuring of the ownership and control of the Hotel Companies, RRF and MARA (such transactions, collectively, the "Formation") be implemented through the timely execution and closing of the transactions contemplated by this Agreement and of the agreements contemplated hereby (this Agreement and all other agreements and instruments contemplated hereby which are required to be executed at or prior to the closing of the Formation pursuant to this Agreement (such date, the "Closing Date") hereinafter are referred to collectively as the "Transaction Agreements"). Accordingly, the parties hereto wish to enter into this Agreement.

     NOW THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other good, valuable and binding consideration, the receipt and sufficiency of which hereby are acknowledged, and subject to the terms hereof, the parties hereto, intending legally to be bound, hereby agree as follows:

     Section 1.  Transaction Agreements.

     Subject to the fulfillment or waiver of the conditions specified in Section 7, below, and pursuant to and in accordance with the Transaction Agreements, at or prior to the Closing Date:

          (a) Operating Partnership Agreement. RRF, HCI and each equity owner of each Hotel Company which is a limited partnership (each, a "Partnership Hotel Company") who elects to participate in the Private Placement (as hereinafter defined)(each, a "Participating Equity Owner") shall execute and enter into an Agreement of Limited Partnership of the Operating Partnership (the "Operating Partnership Agreement"). The Operating Partnership Agreement will provide, inter alia, for the contribution by HCI and each Participating Equity Owner of its respective ownership interests in each Partnership Hotel Company to the Operating Partnership, and for HCI to make certain representations and warranties to RRF including, without limitation, as to the material accuracy of all information furnished to RRF in respect of the Hotel Companies and the Hotels and as to customary real estate matters. The Operating Partnership Agreement will specify that the ownership interests of HCI and the Participating Equity Owners in the Partnership Hotel Companies will be transferred to the Operating Partnership; that the aggregate ownership interests of HCI and the Participating Equity Owners in the Operating Partnership will equal the "ISH Ownership Percentage" (as defined below); and that the aggregate ownership interest of RRF in the Operating Partnership will equal the "RRF Ownership Percentage" (as defined below). The Operating Partnership will issue to RRF, as general partner, and to the Participating Equity Owners, in the aggregate, as initial limited partners, such number of general or limited partnership units, as the case may be, as shall equal the OP RRF Contribution or the OP Hotel Contribution (each as defined below), respectively, divided by five (5). Each Participating Equity Owner will receive his ratable proportion of such aggregate number of limited partnership units. The Operating Partnership Agreement further will provide that the limited partnership units in the Operating Partnership shall be convertible into RRF Shares, on a one-for-one basis. Notwithstanding the foregoing, however, no such conversion will be permitted for a specific limited partner if RRF determines that such conversion would be likely to cause RRF no longer to qualify as a REIT. RRF will contribute to the Operating Partnership, in exchange for its general partnership interest therein, an amount of its cash and/or other property in such proportion to its total assets as the Agreed Equity Value of the Hotels contributed to the Operating Partnership bears to the ISH Portfolio Value (such proportion, the "Partnership Hotel Percentage"). An example of the foregoing calculation is set forth on Schedule III attached hereto.

          For purposes of this Agreement, the term "ISH Ownership Percentage" shall mean the fraction, expressed as a percentage, that is the product of
     (i) the "ISH Portfolio Value", which for purposes of this Agreement shall be the aggregate Agreed Equity Value (as hereinafter defined) of all seven of the Hotels, divided by (ii) the sum of (x) the ISH Portfolio Value plus
     (y) $5,102,930 [i.e., $5.00 per RRF Share multiplied by 1,020,586 outstanding RRF Shares](the "RRF Agreed Value").

          For purposes of this Agreement, the term "RRF Ownership Percentage" shall mean the fraction, expressed as a percentage, that is the product of
     (i) the RRF Agreed Value, divided by (ii) the sum of (x) the ISH Portfolio Value plus (y) the RRF Agreed Value.

          For purposes of this Agreement, the term "Operating Partnership Value" shall mean the sum of (x) the aggregate Agreed Equity Value of the Hotels contributed to the Operating Partnership by the Partnership Hotel Companies (the "OP Hotel Contribution"), plus (y) the product of the RRF Agreed Value multiplied by the Partnership Hotel Percentage (the "OP RRF Contribution").

          For purposes of this Agreement, the term "Agreed Equity Value" shall mean the appraised value of the Hotels, less outstanding debt to be assumed.

          (b) Acquisition of Corporate Hotel Companies. Each of the two Hotel Companies which is a corporation (a "Corporate Hotel Company") shall enter into either an Agreement of Merger (a "Merger Agreement") and/or a Purchase and Sale Agreement (a "Hotel Purchase Agreement") with RRF. It is contemplated that the Corporate Hotel Company that owns the Flagstaff, Arizona Hotel will receive RRF Shares as the consideration for transfer of that Hotel to RRF, pursuant to either a Merger Agreement or a Hotel Purchase Agreement, based upon the Agreed Equity Value of that Hotel and that the Corporate Hotel Company that owns the Scottsdale, Arizona Hotel will receive a combination of RRF Shares and cash, in the form of a promissory note or notes of RRF in a principal amount of up to $4.4 million, bearing interest and otherwise payable in a manner similar to the terms of the promissory note referenced in Section 1(f) of this

     Agreement, as the consideration for the transfer of that Hotel to RRF pursuant to either a Merger Agreement or a Hotel Purchase Agreement. The Corporate Hotel Company that owns the Flagstaff, Arizona Hotel will receive such number of RRF Shares as shall equal the Agreed Equity Value of such Hotel divided by five (5); the Corporate Hotel Company that owns the Scottsdale, Arizona Hotel will receive such number of RRF Shares as shall equal the Agreed Equity Value of such Hotel, minus the principal amount of the promissory note referred to in the preceding sentence, divided by five
     (5).

          (c) Purchase of MARA Capital Stock. Wirth, or an affiliated nominee, will enter into a Stock Purchase Agreement (the "MARA Purchase Agreement") with Krause and Berick providing for the purchase by Wirth (or such affiliated nominee) of all of the outstanding capital stock of MARA (the "MARA Shares"), free and clear of all liens and encumbrances, for a purchase price equal to $750,000, of which $300,000 will be payable in cash on the Closing Date, with the balance payable in two equal annual installments of $225,000 each, together with interest on the unpaid amount at 7% per annum, compounded annually and computed on the basis of a 365-day year. Interest shall be payable annually, together with the payment of principal then due, on each of the first two anniversaries of the Closing Date. The obligations of Wirth (or such affiliated nominee) to Krause and Berick under the MARA Purchase Agreement will be secured by a pledge of the MARA Shares, and the MARA Purchase Agreement will provide for the acceleration of all unpaid amounts thereunder upon any sale, transfer, assignment or pledge of all or substantially all of the capital stock and/or assets of MARA to an unaffiliated third party prior to the payment in full of all amounts owing thereunder to Krause and Berick.

          (d) Purchase of Outstanding RRF Shares. ISH, or an affiliated nominee, will enter into a Share Purchase Agreement (the "RRF Purchase Agreement") with Krause providing for the purchase by ISH (or such affiliated nominee) of 200,000 presently issued and outstanding RRF Shares held as of the date hereof by Krause and/or certain other holders of RRF Shares designated by Krause, free and clear of all liens and encumbrances, for an aggregate purchase price equal to $1,000,000, which will be payable in cash on the Closing Date.

          (e) Issuance of RRF Shares. Concurrently with the Formation, RRF, at Wirth's option, will issue to parties designated by Wirth, pursuant to an Exchange Agreement between RRF and such parties (the "Exchange Agreement"), 200,000 presently authorized but unissued RRF Shares in exchange for $1,000,000 of equity interests in the Hotel Companies which otherwise would be transferred pursuant to the Operating Partnership Agreement, the Merger Agreement or the Hotel Purchase Agreement.

          (f) Wirth Option. At his option, Wirth may elect to receive, in lieu of up to $4,400,000 of consideration otherwise to be received by him in exchange for his equity interests in the Hotel Companies in the form of RRF Shares or limited partnership interests in the Operating Partnership, a payment from the Operating Partnership or RRF in the form of a promissory note or notes in an aggregate principal amount not to exceed $4,400,000 of the Operating Partnership or RRF, as the case may be, bearing interest on the principal amount thereof at the rate of 7% per annum, compounded annually and computed on the basis of a 365-day year, payable in thirty-six
     (36) equal monthly installments of principal and interest.

          (g) MARA and the Operating Partnership. Concurrently with the Formation, RRF's Board of Trustees, acting pursuant to Section 3.4 of RRF's First Amended and Restated Declaration of Trust, will request, and MARA will so agree, that MARA enter into an advisory arrangement with the Operating Partnership that will provide MARA with the same level of advisory compensation in respect of assets of the Operating Partnership as MARA currently receives in respect of assets of RRF pursuant to its Advisory Agreement with RRF.

          (h) Related ISH Entities. Upon the consummation of the Formation, Wirth, ISH and/or HCI will make available to MARA such additional personnel as shall be necessary to enable MARA to provide appropriate asset management and advisory services to RRF and the Operating Partnership. Wirth shall cause his affiliate, InnSuites Innternational Hotels, Inc. ("ISIH"), a to-be-formed Arizona or Nevada corporation, to enter into substantially identical standard percentage leases of each Hotel from the Operating Partnership (or RRF, in the case of the corporate-owned Hotels). The terms of such leases (including, without limitation, rent, lease term, and provisions for termination by the Operating Partnership or RRF, as the case may be,) will be reasonably satisfactory in form and substance to RRF. In addition, Wirth will cause his affiliates to transfer rights and resources to ISIH to enable it to provide property management services and trademark and licensing services, subject to terms and conditions reasonably satisfactory to RRF in form and substance.

          (i) Termination of Krause and Berick Employment Agreements. At the Closing Date, Krause and Berick each will execute such documents as reasonably requested by Wirth in order to effect the termination of their respective Employment Agreements with RRF, without any cost or liability to RRF.

     Section 2. Management of RRF. RRF, as of the Closing Date, shall secure the resignations from its Board of Trustees of each of the current Trustees other than Alan M. Krause, who will appoint James Wirth, Marc E. Berg, Mark J. Nasca and Gregory D. Bruhn to fill the vacancies thus created, which parties will expand the size of the Board by one and will appoint M. William Isbell to the vacancy thus created. Alan M. Krause agrees to continue to serve on RRF's Board of Trustees until the date of RRF's 1997 Annual Meeting of Shareholders and agrees to resign at that time unless requested to remain a Trustee, which request he may accept or decline at his sole option. Wirth, ISH and HCI agree that they will, or will cause their designees to the Board of Trustees of RRF and the Board of Directors of MARA, as the case may be, to, enter into agreements with each of the trustees, officers and directors of RRF and MARA serving as of the date hereof (each such person, an "Indemnified Person") whereby RRF and MARA each agree to continue to indemnify each Indemnified Person to the maximum extent permitted by applicable law from and against any liability, cost or expense arising out of any act or omission on the part of such Indemnified Person taken (or alleged to have been taken) at any time in his or her capacity as a trustee, officer and/or director of RRF and/or MARA, as the case may be.

     Section 3. RRF Shareholder Approval. RRF shall prepare and, following completion of the Private Placement (as hereinafter defined), submit to its shareholders, as promptly as may be practicable, proxy materials soliciting the approval of such shareholders for the transactions comprising the Formation. The parties hereto acknowledge that RRF will be required to submit such proxy materials to the Securities and Exchange Commission and the NYSE for their respective comment and approval prior to the distribution of such materials to its shareholders. Wirth, ISH, HCI, the Hotel Companies and their respective affiliates, attorneys, accountants and other advisors each shall cooperate fully in the preparation of said proxy materials and shall furnish such assistance as RRF reasonably may request in connection therewith.

     RRF shall use all reasonable efforts to obtain SEC and NYSE clearance of the Proxy Statement and, to the extent required, approval of the transactions comprising the Formation. Each of ISH and HCI shall furnish all information concerning it and the Hotel Companies and the holders of equity interests therein, and RRF shall furnish all information concerning it and the holders of its shares, as may be required by the Securities Exchange Act of 1934, as amended (the "Exchange Act") or the regulations promulgated thereunder, or as the other may reasonably request in connection with such actions. As promptly as practicable after clearance of the Proxy Statement, RRF shall mail the proxy statement to its shareholders. The Proxy Statement shall include the recommendation of RRF's Board of Trustees in favor of shareholder approval of the transactions comprising the Formation.

     RRF shall, promptly after the date of this Agreement, take all action necessary to convene a meeting of RRF's shareholders to act on approval of the transactions comprising the Formation, and shall consult with ISH and HCI in connection therewith. RRF shall use its reasonable best efforts to solicit from its shareholders proxies in favor of the approval of the transactions comprising the Formation and to secure the vote or consent of shareholders required to approve the transactions comprising the Formation. Such solicitation shall not be commenced by RRF until such time as the Private Placement (as defined below) shall have been completed, with the closing thereof being subject only to the consummation of the other transactions contemplated by this Agreement.

     RRF shall, promptly after the date of this Agreement, take all action necessary to obtain the listing on NYSE of a number of additional shares of RRF equal to or in excess of the maximum number of RRF shares issuable upon conversion of partnership interests in the Operating Partnership as contemplated by Section 1(a) above and in connection with the transactions contemplated by Sections 1(b) and (e) above and shall consult with HCI and ISH in connection therewith.

     Section 4. Approvals of the Hotel Companies. HCI shall, promptly after the date of this Agreement, prepare and submit to each equity holder in the Hotel Companies a private placement memorandum (the "PPM") pursuant to which such equity holders will be offered the opportunity to exchange their equity interests in the respective Hotel Companies for partnership interests in the Operating Partnership which shall be convertible into RRF shares as contemplated by Section 1(a) above and as provided in the Operating Partnership Agreement (such offer, the "Private Placement"). The PPM shall also solicit the consent of such equity holders to the transactions comprising the Formation to the extent such consent may be required by the organizational documents of the respective Hotel Companies. The terms of the Private Placement shall provide, among other things, that the equity owners in the Hotel Companies shall have the right to accept the Private Placement, accept cash in an amount determined as provided in the PPM as an alternative to accepting the Private Placement, or decline to accept the Private Placement or cash; provided, however, that the PPM will provide that the Private Placement shall not be concluded unless HCI and ISH, in consultation with counsel, determine to their satisfaction that the Private Placement will be effected in compliance with the requirements of Rule 506 under the Securities Act of 1933, as amended (the "Securities Act"), including, without limitation, the limitation on the number of purchasers set forth in Rule 506(b)(2). The PPM shall include the recommendation of the general partners or managing members of each Hotel Company in favor of the exchange and the Private Placement shall be completed, subject only to the consummation of the other transactions contemplated by this Agreement.

     Each of ISH and HCI shall furnish all information concerning it and the Hotel Companies and the holders of equity interests therein, and RRF shall furnish all information concerning it and the holders of its shares for inclusion in the PPM, as may be required to be included in the PPM by the Securities Act or the regulations promulgated thereunder, or as the other may reasonably request in connection with such actions. RRF, MARA and their respective affiliates, attorneys, accountants and advisors each shall cooperate fully in the preparation of said consent materials and furnish such assistance as HCI reasonably may request in connection therewith.

     Section 5.  Representations and Warranties.

     (a) Organization and Good Standing. RRF, MARA, HCI, ISH, and each Hotel Company each represents and warrants to each of the other parties hereto that it has been duly organized and is validly existing in good standing under the laws of its respective jurisdiction of organization. RRF represents to each of the ISH Parties that: to its best knowledge, it has maintained continuous qualification as an REIT within the meaning of Sections 856 through 860 of the Internal Revenue Code of 1986, as amended; such qualification will not be jeopardized by the consummation of the Formation; and there is not pending, nor to its knowledge is there threatened, any action or proceeding to effect the delisting of the RRF Shares from the NYSE.

     (b) Authority. Each party hereto represents and warrants to each of the other parties hereto that, subject only to the receipt of the approvals described in Sections 3 and 4, above, as applicable, such party has the power and authority to execute, deliver and perform this Agreement and the Transaction Agreements to be executed by such party and to consummate the transactions contemplated hereby and thereby; that this Agreement has been (or, upon the receipt of such approvals, will be) duly and validly executed and delivered on such party's behalf; that each of such Transaction Agreements to be executed by such party, when executed and delivered, will be duly authorized, executed and delivered on its behalf; and that this Agreement is, and when executed and delivered by such party each of the Transaction Agreements will be, upon the due execution and delivery thereof by each of the other parties thereto, the legal, valid and binding obligation of such party, enforceable against such party in accordance with the respective terms thereof, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement thereof or relating to creditors' rights generally.

     (c) Consents. Each party hereto represents and warrants to each of the other parties hereto that, except as set forth in Sections 3 and 4, above, as applicable, no consent, approval, permit or order of, nor filing with, any individual, partnership, corporation, trust or other entity, government agency or political subdivision, is required in connection with: (i) the execution, delivery and performance of this Agreement or the Transaction Agreements by such party or (ii) the consummation by such party of the transactions contemplated hereby or thereby (including, without limitation, any required consent of the spouse of any natural person who is a party hereto and is subject to the community property laws of any jurisdiction), other than any such consent, approval, permit or order obtained, or filing made, prior to the Closing Date in a form reasonably satisfactory to the other parties hereto. RRF represents and warrants to each of the ISH Parties that the transactions contemplated hereby will not result in the triggering of any "poison pill" or similar shareholder rights plan in respect of its securities. MARA and RRF represent and warrant to each of the ISH Parties that MARA is not currently in default in its obligations to RRF under the Advisory Agreement between MARA and RRF, as in effect on the date hereof, that such Advisory Agreement is enforceable in accordance with its terms, and that the sale of the MARA Shares pursuant to the MARA Purchase Agreement will transfer to the purchaser(s) thereof all of the rights which currently inure to the benefit of Krause and Berick, as the sole shareholders of MARA, in respect of such Advisory Agreement.

     (d) No Violation. Each party hereto represents and warrants to each of the other parties hereto that, upon receipt of the approvals contemplated by Sections 3 and 4, above, and the approvals from mortgage lenders (the "Lender Approvals") which have a right to approve the transactions contemplated hereby, as referred to in Section 6(g), below, none of the execution, delivery and performance by such party of this Agreement or the execution, delivery or performance by such party of the Transaction Agreements to be executed by such party, nor the consummation by such party of the transactions contemplated hereby or thereby, will violate any provision of the organizational documents of such party or violate or be in conflict with, or constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, or result in the creation or imposition of any lien or encumbrance under, any agreement, note, mortgage or other instrument to which such party is a party or by which such party may be bound or subject, or violate any statutes, orders, rules and regulations promulgated by any governmental body, or violate any court order or decree binding upon such party.

     (e) Brokers'/Finders' Fees. Each party hereto represents and warrants to each of the other parties hereto that it has not employed a broker or finder in connection with any transactions contemplated by the Formation other than, in the case of RRF and MARA: Brown, Gibbons, Lang & Company, L.P.; and in the case of Wirth, ISH, HCI and the Hotel Companies: JDI Realty, LLC and Berg Investment Advisers. Each party ("First Party") agrees to indemnify and hold harmless any other party hereto from and against any claim asserted against any such other party for a brokerage, agent's, finder's or originator's commission or other similar compensation in respect of the transaction contemplated by this Agreement by any person purporting to act on behalf of First Party.

     (f) Ownership of MARA Shares and RRF Shares. Each of Krause and Berick, severally and not jointly, represents and warrants to each of the ISH Parties that he is the lawful owner of fifty (50) MARA Shares, each such person's shareholdings comprising 50% of the outstanding capital stock of MARA, and that he has good and marketable title to such MARA Shares, free and clear of any liens, encumbrances, equities, restrictions and claims of every kind and nature whatsoever, and that he has full right, power and authority to transfer such interests as contemplated by the MARA Purchase Agreement. Krause represents and warrants to each of the ISH Parties that he is the lawful owner as of the date hereof of approximately 164,000 of the 200,000 RRF shares to be sold to Wirth pursuant to Section 1(d), above, and that he and each other seller of any of such RRF Shares has good and marketable title to the RRF Shares to be sold by such person pursuant to the RRF Purchase Agreement, in each case free and clear of any liens, encumbrances, equities, restrictions and claims of every kind and nature whatsoever, and that he and each other seller of any of such RRF Shares has full right, power and authority to transfer such RRF Shares as contemplated by the RRF Purchase Agreement.

     (g) Ownership of the Hotel Companies. HCI represents and warrants to each of the RRF Parties that the ownership of the Hotel Companies as of the date hereof is as set forth on Schedule I hereto, and that, subject to the approvals set forth in Section 4, above, and any required Lender Approvals, the persons or entities indicated thereon have good and marketable title to such equity interests, free and clear of any liens, encumbrances, equities, restrictions and claims of every kind and nature whatsoever, and that such owners have full right, power and authority to transfer such interests as contemplated by the Operating Partnership Agreement, the Merger Agreement and/or the Exchange Agreement, as the case may be.

     (h) Investment Intent. Each of Wirth, ISH, and HCI, severally and not jointly, represents and warrants to each of the RRF Parties and to RRF for the benefit of the Operating Partnership, that it is acquiring its respective RRF Shares, MARA Shares and/or limited partnership interests in the Operating Partnership for its own account for purposes of investment and not with a view to effecting a public distribution thereof, subject to its respective rights under the Operating Partnership Agreement to sell or otherwise transfer such limited partnership interests pursuant to an exemption from registration under applicable securities laws.

     (i) Execution on Behalf of the Hotel Companies. Each Hotel Company represents and warrants to each of the RRF Parties that the general partners (or managing members or officers, as the case may be) of such Hotel Company executing this Agreement will have full power and will have been duly authorized, as of the Closing Date, in accordance with the organizational documents of such Hotel Company, to execute on behalf of such Hotel Company the Transaction Agreements and all other documents and instruments necessary to effect the intention of the parties hereto to carry out the Formation.

     (j) Ownership of Assets of RRF. RRF hereby represents and warrants to each of the ISH Parties that it is the lawful owner of each and every asset to be transferred to the Operating Partnership as contemplated by Section 1(a), above, and has and will have good and marketable title to such assets, free and clear of any liens, encumbrances, equities, restrictions and claims of every kind and nature whatsoever, except as set forth on Schedule II hereto, and that it has and will have full right, power and authority to transfer such interests as contemplated by the Formation, subject to the receipt of the shareholder approval specified in Section 3, above.

     (k) Insurance. RRF hereby represents and warrants to each ISH Party, and ISH, HCI and each Hotel Company jointly and severally represent to each RRF Party, that the real property owned by them, respectively, as of the date hereof is and as of the Closing Date will be fully insured against casualty loss and that the entity owning the real property in question is the owner and primary beneficiary of such policies of insurance.

     (l) Financial Information. Each ISH Party, jointly and severally, represents to each RRF Party that the financial information furnished or to be furnished to any RRF Party by or on behalf of any ISH Party is true and correct in all material respects as of the date thereof and that there has been no, and as of the Closing Date there will not have been any, material adverse change in the financial condition or results of operations of any ISH Party or any Hotel since the dates of any of such financial information which previously has not been disclosed to the RRF Parties.

     (m) NYSE Listing. RRF represents to HCI and ISH that the RRF shares are listed on NYSE and that RRF has received no notice from NYSE terminating or proposing to terminate or otherwise limit the trading of RRF shares on NYSE and has no notice that any such termination or limitation is pending or threatened.

     The representations and warranties set forth in this Section 5 shall be deemed to be repeated on and as of the Closing Date.

     Section 6.  Covenants and Other Agreements.

     (a) Further Assurances; Additional Documentation. From time to time upon request, and without the granting of further consideration, each of the parties hereto agrees to execute, deliver and acknowledge any and all such further instruments and do such further acts as any other party hereto reasonably may require to evidence or effectuate more fully the transactions contemplated by this Agreement, the Transaction Agreements and the Formation. The parties hereto acknowledge and agree that this Agreement sets forth the documentary framework and the principal terms of the understandings of the parties in respect of the Formation, that it would be impracticable for this Agreement to set forth all of the terms to be contained in the Transaction Agreements, and that each party hereto will negotiate in good faith such terms of the Transaction Agreements as are not expressly set forth herein.

     (b) The Formation. The parties hereto agree that the sequence of events constituting the Formation shall be effected as substantially concurrently as possible on the earliest date as may be practicable following the receipt of the approvals specified in Sections 3 and 4, above, but not prior to January 2, 1997.

     (c) Notice of Sale. The parties hereto agree to cooperate to cause the Operating Partnership to prepare a notice of sale of securities on Securities and Exchange Commission Form D in respect of the distribution of limited partnership interests in the Operating Partnership to the partners/members of the Partnership Hotel Companies, and to file such notice as soon as possible after the Closing Date, but in no event later than 15 days thereafter.

     (d) Conduct of Business. Each party hereto covenants and agrees to each of the other parties hereto that, between the date hereof and the Closing Date, its respective business will continue to be operated in the regular and ordinary course thereof commensurate with relevant industry standards, and in connection therewith each such party shall not, without the prior consent of the other parties hereto:

          (i) Sell or transfer any assets other than in the regular and ordinary course of business or encumber any assets, whether or not in the regular and ordinary course of business; provided, however, it is expressly agreed that RRF shall be entitled to (A) continue to declare and pay regular dividends of not more than ten cents per share to its shareholders in accordance with its past practice in the sole discretion of its Board of Trustees, and that any such dividend declaration and payment shall have no effect on the interest of RRF in the Operating Partnership set forth in
     Section 1(a), above, and (B) consummate a sale of its Chicago office property on such terms as it may agree to in its sole discretion but at a gross cash purchase price of not less than $6.0 million, and that ISH may
     (C) refinance the existing indebtedness encumbering the Phoenix Hotel with a new first mortgage loan of not more than $4.9 million, bearing interest at the rate of 8.5% and maturing in not more than fifteen (15) years and encumber the Scottsdale Hotel with up to an additional $4.5 million of mortgage debt and (D) admit InnSuites Innternational Inns & Resorts, Inc., an Arizona corporation, as a general partner of each Hotel Company of which it is not currently a general partner.

          (ii) Terminate or cause or permit the termination of, any contract, lease or other agreement which in any case either individually or in the aggregate has a materially adverse effect on the assets, operations or prospects of such covenanting party.

          (iii) Agree to do any of the things specified in (i) or (ii), above.

Each ISH Party represents and warrants to each RRF Party that the Hotels are being operated in a manner commensurate with relevant industry standards and there have not been any changes in basic operating procedures. Between the date hereof and the Closing Date, each party hereto shall use its respective best efforts to keep the services of its respective present employees and preserve their respective present relations with suppliers and other vendors.

     (e) RRF Information in Proxy Statement and PPM. None of the information to be supplied by RRF or any of its accountants, counsel or other authorized representatives for inclusion in the Proxy Statement or the PPM will, at the time of the mailing of the Proxy Statement or the PPM, as the case may be, and any amendments or supplements thereto, contain any untrue statement of a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, or, at the time of the shareholders' meeting or the conclusion of the Private Placement, as the case may be, omit to state any material fact necessary to correct any statement that has become false or misleading, it being understood and agreed that no representation or warranty is made by RRF with respect to any information supplied by ISH or HCI or their accountants, counsel or other authorized representatives. If at any time prior to the Closing Date any event with respect to RRF shall occur which is or should be described in an amendment of or supplement to the Proxy Statement or the PPM, such event shall be so described and the presentation in such amendment or supplement will not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading in any material respect or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading. The Proxy Statement will comply as to form in all material respects with all applicable laws, including the provisions of the Exchange Act and the rules and regulations promulgated thereunder.

     (f) HCI/ISH Information in Proxy Statement and PPM. None of the information to be supplied by HCI or ISH or any of their accountants, counsel or other authorized representatives for inclusion in the Proxy Statement or the PPM will, at the time of the mailing of the Proxy Statement or the PPM, as the case may be, and any amendments or supplements thereto, contain any untrue statement of a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, or, at the time of the shareholders' meeting or the conclusion of the Private Placement, as the case may be, omit to state any material fact necessary to correct any statement that has become false or misleading, it being understood and agreed that no representation or warranty is made by HCI or ISH with respect to any information supplied by RRF or its accountants, counsel or other authorized representatives. If at any time prior to the Closing Date any event with respect to HCI, ISH, or the Hotel Companies shall occur which is or should be described in an amendment of or supplement to the Proxy Statement or the PPM, such event shall be so described and the presentation in such amendment or supplement will not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading in any material respect or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading. The PPM will comply as to form in all material respects with all applicable laws, including the provisions of the Securities Act and the rules and regulations promulgated thereunder.

     (g) Lender Approvals. The ISH Parties will use their best efforts to obtain the Lender Approvals as promptly as practicable and, in any event, prior to the mailing by RRF to its shareholders of the Proxy Statement.

     Section 7.  Conditions Precedent and Termination.

     (a) Conditions Precedent. The obligations of each of the parties hereto to consummate the transactions contemplated hereunder are subject to the satisfaction or waiver of the following conditions at or prior to the Closing
Date:

          (i) each of the Transaction Agreements shall be duly executed and acknowledged by all of the parties thereto;

          (ii) any further instruments and acts properly requested pursuant hereto shall have been executed and delivered or done, as the case may be;

          (iii) the approvals required by Sections 3 and 4, above, shall have been obtained;

          (iv) the representations and warranties contained in Section 5 hereof shall be true and correct in all material respects on the date hereof and on the Closing Date with the same effect as though such representations and warranties had been made or given on the Closing Date;

          (v) all of the parties to all of the Transaction Agreements shall have performed all of their obligations under the Transaction Agreements to be performed at or prior to the closing of the Formation;

          (vi) the following legal opinions and memorandum shall have been delivered by and to the parties specified below, and such legal opinions and memorandum shall be reasonably satisfactory in form and substance to the respective addressees thereof:

             (A) counsel for RRF and MARA shall have delivered its opinion to the ISH Parties in respect of the matters relating to RRF and MARA set forth in Sections 5(a), (b), (c) and (d), above;

             (B) counsel for the ISH Parties shall have delivered its opinion to RRF and MARA in respect of the matters set forth in Sections 5(a), (b),
        (c), (d) and (i), above, and to the effect that the Private Placement constitutes a transaction exempt from the registration requirements of
        (1) the Securities Act and (2) all applicable state securities laws; and

             (C) counsel for the Hotel Companies shall have delivered to RRF and the Operating Partnership a blue-sky memorandum indicating the basis for compliance with or exemption from all applicable state securities laws in respect of the distribution by the Partnership Hotel Companies of their respective limited partnership interests in the Operating Partnership to their partners/members;

          (vii) the RRF Shares, including the additional RRF Shares contemplated to be listed by Section 3, above, or otherwise in connection with the transactions contemplated by this Agreement, shall be listed on the NYSE and no proceedings shall be pending or, to RRF's knowledge, threatened, in respect of any delisting or suspension of listing thereof;

          (viii) there shall not be pending an injunction or order or decree of a court of competent jurisdiction restraining or prohibiting the consummation of the Formation; and

          (ix) no more than thirty-five (35) Participating Equity Owners shall be persons who do not constitute "accredited investors" as such term is defined in Securities Act Rule 501.

     (b) Termination.

          (i) This Agreement shall automatically terminate on March 31, 1997 if the Closing Date shall not have occurred on or before such date, unless otherwise extended by mutual written agreement of each and every party hereto. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by any party by the delivery of written notice of termination to each other party hereto, subject to the expense reimbursement provisions of Section 8(h), below.

          (ii) In the event of the termination of this Agreement, this Agreement forthwith shall become void and of no further force and effect and there shall be no liability hereunder or thereunder on the part of any party hereto or any of its affiliates, directors, officers, partners or shareholders, provided, however, that nothing herein shall relieve any party from liability for any breach hereof or thereof or from such party's obligations in respect of reimbursement of expenses set forth in Section 8(h), below.

     Section 8.  Miscellaneous.

     (a) Waiver. Any failure of any of the parties hereto to comply with any obligation, covenant, agreement or condition herein may be waived by the parties entitled to the benefit thereof only by a written instrument signed by each such party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, representation, warranty, covenant, agreement or condition shall not operate as a waiver of or estoppel in respect of any subsequent or other failure.

     (b) GOVERNING LAW. THIS FORMATION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF OHIO REGARDLESS OF THE LAWS THAT WOULD OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS. The parties hereto consent to personal jurisdiction in the Court of Common Pleas for Cuyahoga County, Ohio, or the United States District Court for the Northern District of Ohio, in connection with any claim, allegation, cause of action or legal proceeding relating in any way to this Agreement. The parties hereto agree, to the fullest extent permitted by law, to venue in such court, to waive any claim that such court is an inconvenient forum and to accept service of process in any such claim, action or proceeding in the manner set forth in
Section 8(f) (in addition to any other means of service permitted by law).

     (c) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, and delivered by means of facsimile transmission or otherwise, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement.

     (d) Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations herein shall be assigned or delegated by any party hereto without the prior written consent of the other parties hereto.

     (e) Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

     (f) Notices. All notices and other communications hereunder must be in writing and will be deemed to have been duly given when personally delivered or on the date of receipt or refusal indicated on the return receipt if mailed (registered or certified mail, postage prepaid, return receipt requested) or sent by express courier service to the addresses set forth in the preamble hereto, with a copy, in the case of notices to any of the ISH Parties, to James
B. Aronoff, Esq., Thompson, Hine & Flory LLP, 3900 Key Tower, 127 Public Square, Cleveland, Ohio 44114, and, in the case of notices to any of the RRF Parties, to Daniel G. Berick, Esq., Berick, Pearlman & Mills Co., L.P.A., 1350 Eaton Center, 1111 Superior Avenue, Cleveland, Ohio 44114.

     (g) Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable under any applicable law, then such contravention or invalidity shall not invalidate the entire Agreement. Such provision shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then this Agreement shall be construed as if not containing the provision held to be invalid, and the rights and obligations of the parties shall be construed and enforced accordingly.

     (h) Expenses. RRF shall bear the costs and expenses incurred by the RRF Parties (except as set forth in the following sentence) in connection with this Agreement, the Transaction Agreements and the transactions contemplated hereby and thereby, including but not limited to the reasonable fees and expenses of their counsel. MARA and Krause shall bear the costs and expenses, including but not limited to the reasonable fees and expenses of their counsel, incurred in connection with the MARA Purchase Agreement and the RRF Purchase Agreement, respectively. The ISH Parties shall bear their own costs and expenses incurred in connection with this Agreement, the Transaction Agreements and the transactions contemplated hereby and thereby, including but not limited to the reasonable fees and expenses of their respective counsel. Notwithstanding the foregoing, (i) if subsequent to the execution hereof, the Formation is not consummated because of any determination not to proceed with the Formation or other action or omission by or on behalf of any ISH Party, including a failure of any representation or warranty made herein by or on behalf of any ISH Party to be true and correct as of the date hereof or as of the Closing Date (any of the foregoing, an "ISH Termination") by or on behalf of any ISH Party, then and in such event ISH shall be obligated to reimburse the RRF Parties for respective costs and expenses incurred in connection herewith, up to an aggregate maximum of:

          (A) $25,000, if such ISH Termination occurs subsequent to the date which is thirty (30) days after the date this Agreement is executed by each party hereto but prior to the occurrence of any of the events set forth in subclauses (B) through (D) of this clause (i);

          (B) $75,000, if such ISH Termination occurs subsequent to the initial submission of the proxy materials referred to in Section 3, above, to a financial printer but prior to the occurrence of any of the events set forth in subclauses (C) or (D) of this clause (i);

          (C) $100,000, if such ISH Termination occurs subsequent to the initial distribution of the proxy materials referred to in Section 3, above, to RRF's shareholders but prior to the occurrence of the event set forth in subclause (D) of this clause (i); and

          (D) $250,000, if such ISH Termination occurs subsequent to the receipt by RRF of the approval required by Section 3, above;

or (ii) if subsequent to the execution hereof, the Formation is not consummated because of any determination not to proceed with the Formation or other action or omission by or on behalf of any RRF Party, including a failure of any representation or warranty made herein by or on behalf of any RRF Party to be true and correct as of the date hereof or as of the Closing Date (any of the foregoing, an "RRF Termination") (other than the failure to obtain the shareholder approval required by Section 3, above, which failure shall not create the following obligations on the part of RRF), then and in such event RRF shall be obligated to reimburse the ISH Parties for their respective costs and expenses incurred in connection herewith, up to an aggregate maximum of:

          (A) $25,000, if such RRF Termination occurs subsequent to the date which is thirty (30) days after the date this Agreement is executed by each party hereto but prior to the occurrence of any of the events set forth in subclauses (B) through (D) of this clause (ii);

          (B) $75,000, if such RRF Termination occurs subsequent to the initial submission of the proxy materials referred to in Section 3, above, to a financial printer but prior to the occurrence of any of the events set forth in subclauses (C) or (D) of this clause (ii);

          (C) $100,000, if such RRF Termination occurs subsequent to the initial distribution of the proxy materials referred to in Section 3, above, to RRF's shareholders but prior to the occurrence of the event set forth in subclause (D) of this clause (ii);

          (D) $250,000, if such RRF Termination occurs subsequent to the receipt by RRF of the approval required by Section 3, above.

In addition to the foregoing, should the Formation not be consummated because the RRF Parties have elected to enter into a transaction substantially similar to the Formation or otherwise effectuate a sale or change in control of RRF with any third party prior to March 31, 1997 (an "Outside Transaction"), RRF shall pay to the ISH Parties an additional aggregate sum of $500,000. RRF agrees that it will not so elect to enter into an Outside Transaction unless its Board of Trustees determines, in the exercise of its independent business judgment and discretion, that it has a fiduciary duty to the holders of the RRF Shares to enter into such Outside Transaction rather than proceed with the Formation.

     Notwithstanding anything herein to the contrary, (x) the foregoing expense reimbursement obligations of the ISH Parties shall not be applicable in the event that the ISH Parties determine not to consummate the Formation as a result of the failure of the RRF Parties to satisfy the conditions set forth in Sections 7(a)(iii), (vi) or (viii) relating to RRF or in Section 7(a)(vii) if the RRF Parties have satisfied the remaining conditions set forth in Section 7(a) to be satisfied by them; and (y) the foregoing expense reimbursement obligations of the RRF Parties shall not be applicable in the event that the RRF Parties determine not to consummate the Formation as a result of the failure of the ISH Parties to satisfy the conditions set forth in Sections 7(a)(iii), (vi) or (viii) relating to the ISH Parties if the ISH Parties have satisfied the remaining conditions set forth in Section 7(a) to be satisfied by them.

     (i) No Solicitation. Each of the RRF Parties agrees that it will not, after the date hereof and prior to the date of termination of this Agreement, seek, directly or through agents, representatives or affiliates, or permit any of its officers or directors to seek (whether in their capacity as officers or directors or in their individual capacities) or otherwise solicit or encourage the initiation of inquiries or proposals from any person or persons (other than the ISH Parties or any of them) to purchase all or a substantial portion of the assets of any of the RRF Parties or all or a substantial portion of the capital stock or other securities of any of the RRF Parties or any of their respective affiliates, or for any of the RRF Parties or any of their respective affiliates to purchase in one or more related transactions the capital stock or other securities or assets of persons (other than the ISH Parties or any of them) whereby any of the RRF Parties would issue (or commit to issue) shares of its capital stock or other securities or to effect a consolidation or merger or other business combination or recapitalization (other than the transactions comprising the Formation)(an "Acquisition Proposal"). The RRF Parties shall immediately cease and cause to be terminated all existing discussions and negotiations, if any, with any parties conducted heretofore with respect to any Acquisition Proposal (other than the ISH Parties or any of them). Nothing contained in this Section 8(i) shall prevent the Board of Trustees of RRF from considering, negotiating, approving and recommending to shareholders of RRF a bona fide Acquisition Proposal not solicited, directly or indirectly, in violation of this Agreement, provided the Board of Trustees determines in good faith that it is required to do so in order to discharge properly its fiduciary duties.

     RRF shall immediately notify the ISH Parties after receipt of any Acquisition Proposal (whether written or oral), or any modification of or amendment to any Acquisition Proposal, or any request for any nonpublic information relating to the RRF parties or any of them in connection with any Acquisition Proposal or for access to the properties, books or records of the RRF Parties or any of them by any person or entity that informs the Board of Trustees or management of RRF or of any of the RRF Parties that it is considering making or has made an Acquisition Proposal. Such notice to the ISH Parties shall be made orally and in writing and shall indicate whether RRF is providing or intends to provide the person making the Acquisition Proposal with access to information concerning the RRF Parties or any of them, the identity of the person making the Acquisition Proposal and the terms and conditions of the transaction contemplated by the Acquisition Proposal. Notwithstanding the foregoing, RRF shall not be obligated to inform the ISH Parties of any unsolicited inquiry received by it in respect of an Acquisition Proposal if such inquiry is preliminary in nature and RRF responds to such inquiry by advising the inquiring party that RRF is in exclusive negotiations regarding the transaction contemplated by this Agreement.

     (j) Publicity. The RRF Parties, on the one hand, and the ISH Parties, on the other hand, agree that neither will make any public statement or issue any press release disclosing the existence of this Agreement or the terms hereof without the prior consent of the other, which consent shall not be unreasonably withheld or delayed.

     (k) Trust Disclaimer; Personal Liability. As provided in the First Amended and Restated Declaration of Trust establishing RRF, dated June 11, 1971, no trustee, officer, shareholder, employee or agent of RRF shall be held to any personal liability, jointly or severally, for any obligation of, or claim against, RRF. All persons dealing with RRF in any way shall look only to the assets of RRF for the payment of any sum or the performance of any obligation. Wirth and any other officers of any of the ISH Parties executing this Agreement shall not be held personally liable solely for having so executed this Agreement in a representative capacity and all persons dealing with the ISH Parties shall only look to the assets of the ISH Parties for the payment of any sum or the performance of any obligation by the ISH Parties. It is further agreed that the respective personal liability of Wirth, Krause or Berick for any breach of any representation, warranty or covenant made by such person in his individual capacity shall be limited to, and recourse shall be had solely against, (x) in the case of Wirth, the assets of HCI, and (y) in the case of either Krause or Berick, the assets of MARA; it being understood that none of the aforesaid persons shall have any personal liability in respect of any such breach made by an entity for which such person has signed in a representative capacity.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement this 15th day of December, 1996.

REALTY REFUND TRUST                              INNSUITES HOTELS L.L.C.
                                                 International Suites Corp., Managing Member
By: /s/ ALAN M. KRAUSE
    ----------------------------------------
    Its: Chairman                                By: /s/ JAMES F. WIRTH
                                                 --------------------------------------------
                                                 Its: President

MID-AMERICA REAFUND ADVISORS, INC.

By: /s/ ALAN M. KRAUSE                           /s/ JAMES F. WIRTH
    ----------------------------------------     --------------------------------------------
    Its: Chairman                                James F. Wirth

HOSPITALITY CORPORATION INTERNATIONAL

By: /s/ JAMES F. WIRTH
    ----------------------------------------
    James F. Wirth, President

/s/ ALAN M. KRAUSE                               /s/ JAMES H. BERICK
--------------------------------------------     --------------------------------------------
Alan M. Krause                                   James H. Berick

TUCSON HOSPITALITY PROPERTIES, LTD., an          YUMA HOSPITALITY PROPERTIES, LTD., an
Arizona limited partnership                      Arizona limited partnership

By: Hospitality Corporation International,       By: Hospitality Corporation International,
    its general partner                          its general partner

By: /s/ JAMES F. WIRTH                           By: /s/ JAMES F. WIRTH
    ----------------------------------------     ----------------------------------------
    James F. Wirth, President                        James F. Wirth, President

BASELINE HOSPITALITY PROPERTIES, LTD., an        NORTHERN PHOENIX INVESTMENT LIMITED
Arizona limited partnership                      PARTNERSHIP, an Arizona limited partnership

By: Hospitality Corporation International,       By: Hospitality Corporation International,
    its general partner                          its general partner

By: /s/ JAMES F. WIRTH                           By: /s/ JAMES F. WIRTH
    ----------------------------------------     ----------------------------------------
    James F. Wirth, President                        James F. Wirth, President

                          (signatures continued on following page)

                          (signatures continued from previous page)

ONTARIO HOSPITALITY PROPERTIES, LIMITED          HULSEY HOTELS CORPORATION
PARTNERSHIP, an Arizona limited partnership

By: InnSuites Innternational Inns & Resorts,     By: /s/ JAMES F. WIRTH
    Inc., its general partner                        ----------------------------------------
                                                     James F. Wirth, President
By: /s/ JAMES F. WIRTH
----------------------------------------         BUENAVENTURA PROPERTIES, INC.
    James F. Wirth, President
                                                 By: /s/ JAMES F. WIRTH
                                                 ----------------------------------------
                                                     James F. Wirth, President

                                   SCHEDULE I

                                                                                           JURISDICTION OF
              NAME OF ENTITY                    TYPE OF ENTITY       LOCATION OF HOTEL      ORGANIZATION
-------------------------------------------  --------------------    -----------------     ---------------
Tucson Hospitality Properties, Ltd.........  Limited Partnership     Tucson, AZ            Arizona

Yuma Hospitality Properties, Ltd...........  Limited Partnership     Yuma, AZ              Arizona

Baseline Hospitality Properties, Ltd.......  Limited Partnership     Tempe, AZ             Arizona

Northern Phoenix Investment Limited
  Partnership..............................  Limited Partnership     Phoenix, AZ           Arizona

Ontario Hospitality Properties Limited
  Partnership..............................  Limited Partnership     Ontario, CA           Arizona

Hulsey Hotels Corporation..................  Corporation             Flagstaff, AZ         Arizona

Buenaventura Properties, Inc...............  Corporation             Scottsdale, AZ        Arizona

                                  SCHEDULE II

1. Carbide and Carbon Building (Chicago):

     a. Listing Agreement, dated September 27, 1996, between RRF and CB Commercial. This agreement terminates on December 31, 1996, unless renewed.

2. Riverview Tower (Toledo):

     a. First Mortgage, dated May 1, 1967, securing a loan in the original principal amount of $12,000,000, in favor of New York Life Insurance Company. Such loan is in default.

     b. Lucas County Common Pleas Court has appointed a receiver for the building effective November 1, 1996.

                      REALTY REFUND TRUST/INNSUITE HOTELS

                      SAMPLE SHARE OF OP UNIT CALCULATIONS

                                                                                           WIRTH               PARTNERS'
                                     APPROXIMATE                    TOTAL RRF            OPERATING             OPERATING
                       APPRAISED      MORTGAGE         AGREED       SHARES OR           PARTNERSHIP           PARTNERSHIP
                         VALUE         BALANCE      EQUITY VALUE    OP UNITS      %        UNITS        %        UNITS        %
                      -----------    -----------    ------------    ---------    ---    -----------    ---    -----------    ---
Tempe..............   $10,715,000    $2,800,000     $ 7,915,000     1,583,000     20%      712,350      45%      870,850      55%
Tucson.............     8,715,000             0       8,715,000     1,743,000     22%      610,050      35%    1,132,950      65%
Flagstaff..........     3,325,000       990,000       2,335,000      467,000       6%
Yuma...............     9,000,000     4,000,000       5,000,000     1,000,000     13%      400,000      40%      600,000      60%
Phoenix............     7,900,000     3,100,000       4,800,000      960,000      12%      921,600      96%       38,400       4%
Scottsdale.........     7,225,000     6,225,000       1,000,000      200,000       3%
Ontario............     8,775,000     3,800,000       4,975,000      995,000      12%      666,650      67%      328,350      33%

                      -----------    -----------    -----------     ---------    ---     ---------      --     ---------      --
Total ISH..........   $55,655,000    $20,915,000     34,740,000     6,948,000     87%    3,310,650             2,970,350
                      ===========    ===========
Realty ReFund
  Trust............                                   5,102,930     1,020,586     13%
                                                    -----------     ---------    ---
                                                    $39,842,930     7,968,586    100%
                                                    ===========     =========    ===

                     WIRTH RRF
                      SHARES       %
                     ---------    ---
Tempe..............
Tucson.............
Flagstaff..........   467,000     100%
Yuma...............
Phoenix............
Scottsdale.........   200,000     100%
Ontario............
                      -------     ---
Total ISH..........   667,000
Realty ReFund
  Trust............

---------------

Note: The above calculations are based on the summary of appraised values and approximate mortgage balances for the seven "Accountable Properties" supplied by JDI Realty.

                                    ANNEX B

                           FIRST AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                            RRF LIMITED PARTNERSHIP

                           Dated:             , 1998

                               TABLE OF CONTENTS


                                                                                         PAGE
                                                                                         ----
ARTICLE I    DEFINED TERMS; EXHIBITS...................................................   B-1
  Section 1.1    Defined Terms.........................................................   B-1
  Section 1.2    Exhibits, Schedules, Etc..............................................   B-5
ARTICLE II   FORMATION; ADMISSION OF LIMITED PARTNERS; NAME; PLACE OF BUSINESS AND
             REGISTERED AGENT..........................................................   B-5
  Section 2.1    Certificate of Limited Partnership; Other Filings.....................   B-5
  Section 2.2    Limited Partners; Additional Limited Partners.........................   B-5
  Section 2.3    Name; Principal Place of Business.....................................   B-5
  Section 2.4    Registered Agent and Registered Office................................   B-5
ARTICLE III  BUSINESS AND TERM OF PARTNERSHIP..........................................   B-5
  Section 3.1    Business..............................................................   B-5
  Section 3.2    Term..................................................................   B-6
ARTICLE IV  CAPITAL CONTRIBUTIONS......................................................   B-6
  Section 4.1    General Partner.......................................................   B-6
  Section 4.2    Limited Partners......................................................   B-6
                 Additional Capital Contributions and Issuances of Additional
  Section 4.3    Partnership Interests.................................................   B-6
  Section 4.4    Additional Funding....................................................   B-7
  Section 4.5    Equity Plan...........................................................   B-7
  Section 4.6    Dividend Reinvestment Plan............................................   B-8
  Section 4.7    Interest..............................................................   B-8
  Section 4.8    Return of Capital.....................................................   B-8
ARTICLE V   PROFITS, LOSSES AND ACCOUNTING.............................................   B-8
  Section 5.1    Allocation of Profits and Losses......................................   B-8
  Section 5.2    Accounting............................................................   B-8
  Section 5.3    Partners' Accounts....................................................   B-9
  Section 5.4    Section 754 Elections.................................................   B-9
ARTICLE VI  POWERS, DUTIES, LIABILITIES, COMPENSATION AND VOTING OF GENERAL PARTNER....   B-9
  Section 6.1    Powers of General Partner.............................................   B-9
  Section 6.2    Delegation of Authority...............................................  B-11
  Section 6.3    Duties of General Partner.............................................  B-11
  Section 6.4    Liabilities of General Partner; Indemnification.......................  B-11
  Section 6.5    Compensation of General Partner; Reimbursement........................  B-13
  Section 6.6    Reliance on Act of General Partner....................................  B-13
  Section 6.7    Outside Services; Dealings with Affiliates; Outside Activities........  B-13
  Section 6.8    General Partner Participation.........................................  B-14
ARTICLE VII  RIGHTS, PROHIBITIONS AND REPRESENTATIONS WITH RESPECT TO LIMITED
             PARTNERS..................................................................  B-14
  Section 7.1    Rights of Limited Partners............................................  B-14
  Section 7.2    Prohibitions with Respect to the Limited Partners.....................  B-14
                 Ownership by Limited Partner of Corporate General Partner or
  Section 7.3    Affiliate.............................................................  B-15
  Section 7.4    Grant of Rights.......................................................  B-15
  Section 7.5    Warranties and Representations of the Limited Partners................  B-15
  Section 7.6    Indemnification by Limited Partners...................................  B-15
  Section 7.7    Notice of Sale or Refinancing.........................................  B-16
ARTICLE VIII DISTRIBUTIONS AND PAYMENTS TO PARTNERS....................................  B-16
  Section 8.1    Distributions of Cash Flow............................................  B-16
  Section 8.2    REIT Distribution Requirements........................................  B-16
  Section 8.3    No Right to Distributions in Kind.....................................  B-16
  Section 8.4    Disposition Proceeds..................................................  B-16
  Section 8.5    Withdrawals...........................................................  B-16

                                                                                         PAGE
                                                                                         ----
ARTICLE IX  TRANSFERS OF INTERESTS.....................................................  B-16
  Section 9.1    General Partner.......................................................  B-16
  Section 9.2    Admission of a Substitute or Additional General Partner...............  B-16
                 Effect of Bankruptcy, Withdrawal, Death or Dissolution of a General
  Section 9.3    Partner...............................................................  B-17
  Section 9.4    Removal of a General Partner..........................................  B-17
  Section 9.5    Restrictions on Transfer of Limited Partnership Interests.............  B-17
  Section 9.6    Admission of Substitute Limited Partner...............................  B-18
  Section 9.7    Rights of Assignees of Partnership Interests..........................  B-19
                 Effect of Bankruptcy, Death, Incompetence or Termination of a Limited
  Section 9.8    Partner...............................................................  B-19
  Section 9.9    Joint Ownership of Interests..........................................  B-19
  Section 9.10   Transferees...........................................................  B-19
  Section 9.11   Absolute Restriction..................................................  B-19
  Section 9.12   Investment Representation.............................................  B-19
ARTICLE X   TERMINATION OF THE PARTNERSHIP.............................................  B-20
  Section 10.1   Termination...........................................................  B-20
  Section 10.2   Payment of Debts......................................................  B-20
  Section 10.3   Debts to Partners.....................................................  B-20
  Section 10.4   Remaining Distribution................................................  B-20
  Section 10.5   Reserve...............................................................  B-20
  Section 10.6   Final Accounting......................................................  B-20
ARTICLE XI  AMENDMENTS.................................................................  B-20
  Section 11.1   Authority to Amend....................................................  B-20
  Section 11.2   Notice of Amendments..................................................  B-21
ARTICLE XII  POWER OF ATTORNEY.........................................................  B-21
  Section 12.1   Power.................................................................  B-21
  Section 12.2   Survival of Power.....................................................  B-21
ARTICLE XIII CONSENTS, APPROVALS, VOTING AND MEETINGS..................................  B-22
  Section 13.1   Method of Giving Consent or Approval..................................  B-22
  Section 13.2   Meetings of Limited Partners..........................................  B-22
  Section 13.3   Opinion...............................................................  B-22
  Section 13.4   Submissions to Partners...............................................  B-22
ARTICLE XIV  MISCELLANEOUS.............................................................  B-22
  Section 14.1   Governing Law.........................................................  B-22
  Section 14.2   Agreement for Further Execution.......................................  B-23
  Section 14.3   Entire Agreement......................................................  B-23
  Section 14.4   Severability..........................................................  B-23
  Section 14.5   Notices...............................................................  B-23
  Section 14.6   Titles and Captions...................................................  B-23
  Section 14.7   Counterparts..........................................................  B-23
  Section 14.8   Pronouns..............................................................  B-23
  Section 14.9   Survival of Rights....................................................  B-23
  Section 14.10  Personal Liability....................................................  B-23
EXHIBIT A  LIST OF PARTNERS
EXHIBIT B  FEDERAL INCOME TAX MATTERS
EXHIBIT C  INITIAL AND CORPORATE HOTELS
EXHIBIT D  RIGHTS TERMS
EXHIBIT E  REPRESENTATIONS AND WARRANTIES OF WARRANTING PARTNERS

                           FIRST AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                            RRF LIMITED PARTNERSHIP


     THIS FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP made as of
the      day of             , 1998, by and among REALTY REFUND TRUST, an
unincorporated Ohio business trust, having an address at
                              , the general partner ("General Partner"), and the
limited partners listed on Exhibit A attached hereto ("Limited Partners"), is intended to evidence the mutual agreement of the General Partner and the Limited Partners to form a limited partnership pursuant to Title 6, Chapter 17 of the Delaware Code (the "Act") for the purposes and upon the terms and conditions hereinafter set forth.


                                   ARTICLE I

                            DEFINED TERMS; EXHIBITS

     Section 1.1 Defined Terms. Whenever used in this Agreement, the following terms shall have the meanings respectively assigned to them in this Article I, unless otherwise expressly provided herein or unless the context otherwise requires:

          Additional Funds:  "Additional Funds" has the meaning set forth in
     Section 4.4 hereof.

          Additional Limited Partner: "Additional Limited Partner" shall mean a Person admitted to this Partnership as a Limited Partner pursuant to and in accordance with Section 2.2(b) of this Agreement.

          Additional Securities: "Additional Securities" means any additional REIT Shares (other than REIT Shares issued in connection with an exchange pursuant to Section 7.4 hereof) or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase REIT Shares, as set forth in Section 4.3(a)(ii).

          Affiliate: "Affiliate" of another Person shall mean (a) any Person directly or indirectly owning, controlling or holding with power to vote ten percent (10%) or more of the outstanding voting securities of such other Person; (b) any Person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such other Person; (c) any Person directly or indirectly controlling, controlled by, or under common control with, such other Person; (d) any officer, director, member or partner of such other Person; and (e) if such other Person is an officer, director, member or partner in a company, the company for which such Person acts in any such capacity.

          Agreed Value: "Agreed Value" shall mean the fair market value of Contributed Property as agreed to by the Contributing Partner and the Partnership, using such reasonable method of valuation as they may adopt.

          Agreement: "Agreement" shall mean this First Amended and Restated Agreement of Limited Partnership of RRF Limited Partnership, as amended, modified, supplemented or restated from time to time, as the context requires.

          Bankruptcy Code: "Bankruptcy Code" shall mean the United States Bankruptcy Code, as amended, 11 U.S.C. sec.sec. 101 et seq., and as hereafter amended from time to time.

          Business Day: "Business Day" shall mean any day when the New York Stock Exchange is open for trading.

          Capital Account: "Capital Account" shall mean, as to any Partner, the account established and maintained for such Partner pursuant to Section 5.3 hereof.

          Capital Contribution: "Capital Contribution" shall mean the amount in cash or the Agreed Value of Contributed Property contributed by each Partner (or his original predecessor in interest) to the capital of the Partnership for his interest in the Partnership.

          Cash Flow: "Cash Flow" shall mean the excess of cash revenues actually received by the Partnership in respect of Partnership operations for any period, less Operating Expenses for such period. Cash Flow shall not include Disposition Proceeds.

          Class A Limited Partners: "Class A Limited Partners" shall mean those persons listed under the heading "Class A Limited Partners" on the signature pages hereto.

          Class B Limited Partners: "Class B Limited Partners" shall mean those persons listed under the heading "Class B Limited Partners" on the signature pages hereto.

          Code: "Code" shall mean the Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time. Reference to any particular provision of the Code shall mean that provision in the Code at the date hereof and any succeeding provision of the Code.

          Commission: "Commission" shall mean the U.S. Securities and Exchange Commission.

          Computation Date: "Computation Date" shall mean the date on which an Exchange Exercise Notice is delivered to the General Partner.

          Contributed Partnerships: "Contributed Partnerships" shall mean the various limited partnerships that own the Initial Hotels prior to the formation transaction.

          Contributed Property: "Contributed Property" shall mean a Partner's interest in property or other consideration (excluding services and cash) contributed to the Partnership by such Partner.

          Corporate Hotel: "Corporate Hotel" shall mean those Properties identified as such on Exhibit C hereto.

          Declaration of Trust: "Declaration of Trust" shall mean that certain First Amended and Restated Declaration of Trust, dated June 11, 1971, of the General Partner, as amended, modified, supplemented or restated from time to time, as the context requires.

          Disposition Proceeds: "Disposition Proceeds" shall mean the excess of the proceeds received by the Partnership from the refinancing, sale, exchange or other disposition of all or substantially all of the Partnership's Property less any expenses incurred or paid by the Partnership in connection with such transaction.

          Equity Plan: "Equity Plan" shall mean the General Partner's 1997 Stock Incentive and Option Plan, as the same may be amended from time to time.

          Event of Bankruptcy: "Event of Bankruptcy" shall mean as to any Person the filing of a petition for relief as to such Person as debtor or bankrupt under the Bankruptcy Code or similar provision of law of any jurisdiction (except if such petition is contested by such Person and has been dismissed within ninety (90) days of the filing thereof); insolvency of such Person as finally determined by a court of competent jurisdiction; filing by such Person of a petition or application to accomplish the same or for the appointment of a receiver or a trustee for such Person or a substantial part of such Person's assets; commencement of any proceedings relating to such Person as a debtor under any other reorganization, arrangement, insolvency, adjustment of debt or liquidation law of any jurisdiction, whether now in existence or hereinafter in effect, either by such Person or by another; provided, however, that if such proceeding is commenced by another, such Person indicates his approval of such proceeding, consents thereto or acquiesces therein, or such proceeding is contested by such Person and has not been finally dismissed within ninety
     (90) days. The term "Event of Bankruptcy" as defined in this Agreement and as used herein, is intended and shall be deemed to supersede and replace the events of withdrawal described in Sections 17-402(a)(4) and (5) of the Act.

          General Partner: "General Partner" shall mean Realty ReFund Trust and any Person who becomes a substitute or additional General Partner as provided herein, and any of their successors as General Partner.

          General Partnership Interest: "General Partnership Interest" shall mean the ownership interest of a General Partner in the Partnership.

          Hart Scott Act: "Hart Scott Act" shall mean the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended.

          Indemnitee: "Indemnitee" shall mean (i) any Person made a party to a proceeding by reason of its status as (A) the General Partner, or (B) a trustee, director or officer of the General Partner, and (ii) such other Persons (including Affiliates of the General Partner or the Partnership) as the General Partner may designate from time to time, in its sole and absolute discretion.

          Initial Hotels: "Initial Hotels" shall mean those Properties listed on Exhibit C hereto.

          IRS:  "IRS" shall mean the Internal Revenue Service.

          Limited Partners: "Limited Partners" shall mean the Class A Limited Partners and the Class B Limited Partners, in their respective capacities as limited partners of the Partnership, their permitted successors or assigns who have been admitted to the Partnership as limited partners of the Partnership, or any Person who, at the time of reference thereto, is a limited partner of the Partnership.

          Limited Partnership Interest: "Limited Partnership Interest" shall mean the ownership interest of a Limited Partner in the Partnership at any particular time, including the right of such Limited Partner to any and all benefits to which such Limited Partner may be entitled as provided in this Agreement and in the Act, together with the obligations of such Limited Partner to comply with all the provisions of this Agreement and of the Act.

          Majority-In-Interest of the Limited Partners: "Majority-In-Interest of the Limited Partners" shall mean Limited Partner(s) who hold in the aggregate more than fifty percent (50%) of the Percentage Interests then allocable to and held by the Limited Partners, as a class (other than the General Partner if it holds any Partnership Interests allocable to the Limited Partners).

          Operating Expenses: "Operating Expenses" shall mean (i) all administrative and operating costs and expenses incurred by the Partnership, (ii) those administrative costs and expenses of the General Partner, including any salaries or other payments to trustees, officers or employees of the General Partner, and any accounting and legal expense of the General Partner, which expenses the Partners have agreed, are expenses of the Partnership and not the General Partner, and (iii) to the extent not included in clause (ii) above, REIT Expenses; provided, however, that Operating Expenses shall not include any administrative costs and expenses incurred by the General Partner that are attributable to properties or partnership interests in a Subsidiary that are owned by the General Partner directly.

          Partner: "Partner" shall mean the General Partner or any Limited Partner.

          Partnership: "Partnership" shall mean RRF Limited Partnership, a Delaware limited partnership.

          Partnership Interest: "Partnership Interest" shall mean an ownership interest in the Partnership representing a Capital Contribution by either a Limited Partner or the General Partner and includes any and all benefits to which the holder of such an ownership interest may be entitled as provided in this Agreement or the Act, together with all obligations of such Person to comply with the terms and provisions of this Agreement and the Act.

          Partnership Record Date: "Partnership Record Date" shall mean the record date established by the General Partner for the distribution of Cash Flow pursuant to Section 8.1 hereof, which record date shall be the same as the record date established by the General Partner for a distribution to its shareholders of some or all of its portion of such distribution.

          Partnership Unit: "Partnership Unit" shall mean a fractional, undivided share of the Partnership Interests of all Partners issued hereunder. As of the date of this Agreement, there shall be considered to
     be           (  ) Partnership Units outstanding, with each Partnership Unit
     representing a   percent (     %) Percentage Interest in the Partnership.
     The initial allocation of Partnership Units to each Partner is as set forth on Exhibit A hereto.

          Percentage Interest: "Percentage Interest" shall mean the percentage ownership interest in the Partnership of each Partner, as determined by dividing the Partnership Units owned by a Partner by the total number of Partnership Units then outstanding.

          Person: "Person" shall mean any individual, partnership, corporation, limited liability company, trust or other entity.

          Property: "Property" shall mean any hotel property or other investment in which the Partnership holds an ownership interest.

          REIT: "REIT" shall mean a real estate investment trust under Sections 856 through 860, inclusive, of the Code.

          REIT Expenses: "REIT Expenses" means (i) costs and expenses relating to the formation and continuity of existence of the General Partner and any Subsidiaries thereof (which Subsidiaries shall, for purposes hereof, be included within the definition of General Partner), including taxes, fees and assessments associated therewith, any and all costs, expenses or fees payable to any trustee, director, officer, or employee of the General Partner, (ii) costs and expenses relating to a public offering and registration of securities or private offering of securities by the General Partner and all statements, reports, fees and expenses incidental thereto, including underwriting discounts and selling commissions applicable to any such offering of securities, (iii) costs and expenses associated with the preparation and filing of any periodic reports by the General Partner under federal, state or local laws or regulations, including filings with the Commission, (iv) costs and expenses associated with compliance by the General Partner with laws, rules and regulations promulgated by any regulatory body, including the Commission, and (v) all other operating or administrative costs of the General Partner, including, without limitation, insurance premiums, and legal, accounting and trustees fees, incurred in the ordinary course of its business on behalf of or in connection with the Partnership.

          REIT Share: "REIT Share" shall mean a common share of beneficial interest without par value of the General Partner.

          Subsidiary: "Subsidiary" shall mean, with respect to any Person, any corporation or other entity of which a majority of (i) the voting power of the voting equity securities, or (ii) the outstanding equity interests, are owned, directly or indirectly, by such Person.

          Substitute General Partner: "Substitute General Partner" has the meaning set forth in Section 9.2.

          Substitute Limited Partner: "Substitute Limited Partner" shall mean any Person admitted to the Partnership as a Limited Partner pursuant to
     Section 9.6 hereof.

          Transfer: "Transfer" has the meaning set forth in Section 9.5(a) hereof.

          Value: "Value" shall mean, with respect to a REIT Share, the average of the daily market price for the ten (10) consecutive trading days immediately preceding the Valuation Date. The market price for each such trading day shall be: (i) if the REIT Shares are listed or admitted to trading on any securities exchange or the NASDAQ-National Market System, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day;
     (ii) if the REIT Shares are not listed or admitted to trading on any securities exchange or the NASDAQ-National Market System, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the General Partner; or (iii) if the REIT Shares are not listed or admitted to trading on any securities exchange or the NASDAQ-National Market System and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than ten (10) days prior to the date in question) for which prices have been so reported; provided, however, that if there are no bid and asked prices reported during the ten (10) days prior to the date in question, the Value of the REIT Shares shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. In the event the REIT Shares includes rights that a holder of REIT Shares would be entitled to receive, and the General Partner acting in good faith determines that the value of such rights is not reflected in the Value of the REIT Shares determined as aforesaid, then the Value of such rights shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

     Section 1.2 Exhibits, Schedules, Etc. References to "Exhibit" or to a "Schedule" are, unless otherwise specified, to one of the Exhibits or Schedules attached to this Agreement, and references to an "Article" or a "Section" are, unless otherwise specified, to one of the Articles or Sections of this Agreement. Each Exhibit and Schedule attached hereto and referred to herein is hereby incorporated herein by reference.

                                   ARTICLE II

                                   FORMATION;
                         ADMISSION OF LIMITED PARTNERS;
                  NAME; PLACE OF BUSINESS AND REGISTERED AGENT

     Section 2.1 Certificate of Limited Partnership; Other Filings. The General Partner shall prepare (or caused to be prepared), execute, acknowledge, record and file at the expense of the Partnership, a Certificate of Limited Partnership and all requisite fictitious name statements and notices in such places and jurisdictions as may be required by the Act or necessary to cause the Partnership to be treated as a limited partnership under, and otherwise to comply with, the laws of each state or other jurisdiction in which the Partnership conducts business.

     Section 2.2 Limited Partners; Additional Limited Partners. (a) The Limited Partners shall be those Persons identified as Limited Partners on Exhibit A attached hereto, as amended from time to time pursuant to the terms of this Agreement, and such Persons are hereby admitted to the Partnership as Limited Partners.

     (b) The General Partner shall in timely fashion amend this Agreement and, if required by the Act, the Certificate of Limited Partnership filed for record to reflect the admission pursuant to the terms of this Agreement of a Person as a Limited Partner.

     Section 2.3 Name; Principal Place of Business. The name of the Partnership shall be RRF Limited Partnership. The principal place of business of the Partnership shall be at 1615 E. Northern Avenue, Suite 105, Phoenix, Arizona 85020. The General Partner may at any time change the location of such office, provided the General Partner gives notice to the Partners of any such change.

     Section 2.4 Registered Agent and Registered Office. The registered agent of the Partnership shall be The Corporation Trust Company, a Delaware corporation, located at 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, or such other Person as the General Partner may select in its sole discretion. The registered office of the Partnership shall be Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, or such other location as the General Partner may select in its sole and absolute discretion.

                                  ARTICLE III

                        BUSINESS AND TERM OF PARTNERSHIP

     Section 3.1 Business. The purpose and nature of the business of the Partnership is to conduct any business that may lawfully be conducted by a limited partnership organized pursuant to the Act, provided, however, that such business shall be limited to and conducted in such a manner as to permit the General Partner at all times to be classified as a REIT, unless the Board of Trustees of the General Partner determines to cease to maintain the qualification of the General Partner as a REIT. To consummate the foregoing and to carry out the obligations of the Partnership in connection therewith or incidental thereto, the General Partner shall have the authority, in accordance with and subject to the limitations set forth elsewhere in this Agreement, to make, enter into, perform and carry out any arrangements, contracts and/or agreements of every kind for any lawful purpose, without limit as to amount or otherwise, with any corporation, association, partnership, limited liability company, firm, trustee, syndicate, individual and/or any political or governmental division, subdivision or agency, domestic or foreign, and generally to make and perform agreements and contracts of every kind and description and to do any and all things necessary or incidental to the foregoing for the protection and enhancement of the assets of the Partnership.

     Section 3.2 Term. The Partnership as herein constituted shall continue until December 31, 2047, unless earlier dissolved or terminated pursuant to law or the provisions of this Agreement.

                                   ARTICLE IV

                             CAPITAL CONTRIBUTIONS

     Section 4.1 General Partner. (a) The General Partner has contributed cash and certain other assets to the capital of the Partnership in the amount set forth opposite the name of the General Partner on Exhibit A attached hereto.

     Section 4.2 Limited Partners. The Limited Partners have contributed their respective ownership interests in the Contributed Partnerships to the capital of the Partnership. The Agreed Values of the Limited Partners' proportionate ownership interests in the Contributed Partnerships are set forth on Exhibit A attached hereto.

     Section 4.3 Additional Capital Contributions and Issuances of Additional Partnership Interests. Except as provided in this Section 4.3 or in Section 4.4, the Partners shall have no right or obligation to make any additional Capital Contributions or loans to the Partnership. The General Partner may contribute additional capital to the Partnership, from time to time, and receive additional Partnership Interests in respect thereof, in the manner contemplated in this Section 4.3.

     (a) Issuances of Additional Partnership Interests.

          (i) General. The General Partner is hereby authorized to cause the Partnership to issue such additional Partnership Interests in the form of Partnership Units for any Partnership purpose at any time or from time to time, to the Partners or to other Persons for such consideration and on such terms and conditions as shall be established by the General Partner in its sole and absolute discretion, all without the approval of any of the Limited Partners. Any additional Partnership Interest issued thereby may be issued in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties senior to Limited Partnership Interests, all as shall be determined by the General Partner in its sole and absolute discretion and without the approval of any Limited Partner, subject to Delaware law, including, without limitation, (i) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests; (ii) the right of each such class or series of Partnership Interests to share in Partnership distributions; and (iii) the rights of each class or series of Partnership Interests upon dissolution and liquidation of the Partnership; provided, however, that no additional Partnership Interests shall be issued to the General Partner unless:

             (1)(A) The additional Partnership Interests are issued in connection with an issuance of Additional Securities as permitted under clause (ii) below, or

             (2) the additional Partnership Interests are issued to all Partners in proportion to their respective Percentage Interests.

Without limiting the foregoing, the General Partner is expressly authorized to cause the Partnership to issue Partnership Interests for less than fair market value, so long as the General Partner concludes in good faith that such issuance is in the best interests of the General Partner and the Partnership.

          (ii) Upon Issuance of Additional Securities. The General Partner shall not issue any additional REIT Shares (other than REIT Shares issued in connection with an exchange pursuant to Section 7.4 hereof) or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase REIT Shares (collectively, "Additional Securities") other than to all holders of REIT Shares, unless (A) the General Partner shall cause the Partnership to issue to the General Partner Partnership Interests or rights, options, warrants or convertible or exchangeable securities of the Partnership having designations, preferences and other rights, all such that the economic interests are substantially similar to those of the Additional Securities, and (B) the General Partner contributes the proceeds from the issuance of such Additional Securities and from any exercise of rights contained in such Additional Securities to the Partnership. Without limiting the foregoing, the General Partner is expressly authorized to issue Additional Securities for less than fair market value, and to cause the Partnership to issue to the General Partner corresponding Partnership Interests, so long as (x) the General Partner concludes in good faith that such issuance is in the best interests of the General Partner and the Partnership, and (y) the General Partner contributes all proceeds from such issuance to the Partnership. For example, in the event the General Partner issues REIT Shares for a cash purchase price and contributes all of the proceeds of such issuance to the Partnership as required hereunder, the General Partner shall be issued a number of additional Partnership Units equal to the product of (A) the number of such REIT Shares issued by the General Partner, the proceeds of which were so contributed, multiplied by
     (B) a fraction, the numerator of which is 100%, and the denominator of which is the Exchange Factor in effect on the date of such contribution.

     (b) Certain Deemed Contributions of Proceeds of Issuance of REIT
Shares. In connection with any and all issuances of REIT Shares, the General Partner shall contribute all of the proceeds raised in connection with such issuance to the Partnership as Capital Contributions, provided that if the proceeds actually received and contributed by the General Partner are less than the gross proceeds of such issuance as a result of any underwriter's discount or other expenses paid or incurred in connection with such issuance, then the General Partner shall be deemed to have made Capital Contributions to the Partnership in the aggregate amount of the gross proceeds of such issuance and the Partnership shall be deemed simultaneously to have paid such offering expenses in connection with the required issuance of additional Partnership Units to the General Partner for such Capital Contributions pursuant to Section 4.3(a) hereof.

     Section 4.4 Additional Funding. If the General Partner determines that it is in the best interests of the Partnership to provide for additional Partnership funds ("Additional Funds") for any Partnership purpose, the General Partner may (i) cause the Partnership to obtain such funds from outside borrowings, or (ii) elect to have the General Partner provide such Additional Funds to the Partnership through loans or otherwise.

     Section 4.5 Equity Plan. If at any time or from time to time stock options or other equity compensation granted in connection with the General Partner's Equity Plan or other compensation programs are exercised in accordance with the terms of such agreements:

          (a) the General Partner shall, as soon as practicable after such exercise, contribute to the capital of the Partnership an amount equal to the exercise price paid to the General Partner by such exercising party in connection with the exercise of the stock option;

          (b) the Partnership shall issue and the General Partner shall receive the number of Partnership Units corresponding to the number of REIT Shares delivered by the General Partner to such exercising party multiplied by a fraction the numerator of which is one (1) and the denominator of which is the Exchange Factor (as defined in Exhibit D hereto) in effect on the date of such contribution;

          (c) after the issuance of such Partnership Units to the General Partner, the Percentage Interest of each Limited Partner shall be adjusted such that the Percentage Interest of the Limited Partner shall be equal to a fraction, the numerator of which is the number of Partnership Units owned by such Limited Partner and the denominator of which is the total number of issued and outstanding Partnership Units on such date. The General Partner shall promptly give each Limited Partner written notice of its Percentage Interest, as adjusted; and

          (d) after the issuance of such Partnership Units to the General Partner, the Percentage Interest of the General Partner shall be adjusted such that it equals 100% minus the sum of the Percentage Interests of all Limited Partners immediately after being adjusted pursuant to paragraph (c) of this Section 4.5.

     4.6 Dividend Reinvestment Plan. All amounts received by the General Partner in respect of its dividend reinvestment plan, if any, shall be contributed by the General Partner to the Partnership in exchange for additional Partnership Units as follows:

          (a) the Partnership shall issue and the General Partner shall receive the number of Partnership Units corresponding to the number of REIT Shares delivered by the General Partner to such exercising party multiplied by a fraction the numerator of which is one (1) and the denominator of which is the Exchange Factor (as defined in Exhibit D hereto) in effect on the date of such contribution;

          (b) after the issuance of such Partnership Units to the General Partner, the Percentage Interest of each Limited Partner shall be adjusted such that the Percentage Interest of the Limited Partner shall be equal to a fraction, the numerator of which is the number of Partnership Units owned by such Limited Partner and the denominator of which is the total number of issued and outstanding Partnership Units on such date. The General Partner shall promptly give each Limited Partner written notice of its Percentage Interest, as adjusted; and

          (c) after the issuance of such Partnership Units to the General Partner, the Percentage Interest of the General Partner shall be adjusted such that it equals 100% minus the sum of the Percentage Interests of all Limited Partners immediately after being adjusted pursuant to paragraph (b) of this Section 4.6.

     Section 4.7 Interest. No interest shall be paid on the Capital Contribution or Capital Account of any Partner.

     Section 4.8 Return of Capital. Except as expressly provided in this Agreement, no Partner shall be entitled to demand or receive the return of his Capital Contribution.

                                   ARTICLE V

                         PROFITS, LOSSES AND ACCOUNTING

     Section 5.1 Allocation of Profits and Losses. Except as otherwise provided herein or in Exhibit B, profits earned and losses incurred by the Partnership shall be allocated among the Partners in accordance with their respective Percentage Interests.

     Section 5.2 Accounting. (a) The books of the Partnership shall be kept on the accrual basis and in accordance with generally accepted accounting principles consistently applied.

     (b) The fiscal year of the Partnership shall be the calendar year.

     (c) The terms "profits" and "losses," as used herein, shall mean all items of income, gain, expense or loss as determined utilizing federal income tax accounting principles and shall also include each Partner's share of income described in Section 705(a)(1)(B) of the Code, any expenditures described in
Section 705(a)(2)(B) of the Code, any expenditures described in Section 709(a) of the Code which are not deducted or amortized in accordance with Section 709(b) of the Code, losses not deductible pursuant to Sections 267(a) and 707(b) of the Code and adjustments made pursuant to Exhibit B attached hereto.

     (d) The General Partner shall be the Tax Matters Partner of the Partnership within the meaning of Section 6231(a)(7) of the Code. As Tax Matters Partner, the General Partner shall have the right and obligation to take all actions authorized and required, respectively, by the Code for the Tax Matters Partner. The General Partner shall have the right to retain professional assistance in respect of any audit of the Partnership by the IRS, and all out-of-pocket expenses and fees incurred by the General Partner on behalf of the Partnership as Tax Matters Partner shall constitute Operating Expenses of the Partnership. In the event the General Partner receives notice of a final Partnership adjustment under Section 6223(a)(2) of the Code, the General Partner shall either (i) file a court petition for judicial review of such final adjustment within the period provided under Section 6226(a) of the Code, a copy of which petition shall be mailed to each Limited Partner on the date such petition is filed, or (ii) mail a written notice to each Limited Partner, within such period, that describes the General Partner's reasons for determining not to file such a petition.

     (e) Except as specifically provided herein, all elections required or permitted to be made by the Partnership under the Code shall be made by the General Partner in its sole discretion.

     (f) Any Partner shall have the right to a private audit of the books and records of the Partnership, provided such audit is made at the expense of the Partner desiring it, and it is made during normal business hours.

     Section 5.3 Partners' Accounts. (a) There shall be maintained a Capital Account for each Partner in accordance with this Section 5.3 and the principles set forth in Exhibit B attached hereto and made a part hereof. The amount of cash and the net fair market value of property contributed to the Partnership by each Partner, net of liabilities assumed by the Partnership, shall be credited to its Capital Account, and from time to time, but not less often than annually, the share of each Partner in profits, losses and fair market value of distributions shall be credited or charged to its Capital Account. The determination of Partners' Capital Accounts, and any adjustments thereto, shall be made consistent with tax accounting and other principles set forth in Section 704(b) of the Code and applicable regulations thereunder and Exhibit B attached hereto.

     (b) Except as otherwise specifically provided herein or in a guarantee of a Partnership liability, signed by a Limited Partner, no Limited Partner shall be required to make any further contribution to the capital of the Partnership to restore a loss, to discharge any liability of the Partnership or for any other purpose, nor shall any Limited Partner personally be liable for any liabilities of the Partnership or of the General Partner except as provided by law or this Agreement. All Limited Partners hereby waive their right of contribution which they may have against other Partners in respect of any payments made by them under any guarantee of Partnership debt.

     (c) Immediately following the transfer of any Partnership interest, the Capital Account of the transferee Partner shall be equal to the Capital Account of the transferor Partner attributable to the transferred interest, and such Capital Account shall not be adjusted to reflect any basis adjustment under
Section 743 of the Code.

     (d) For purposes of computing the amount of any item of income, gain, deduction or loss to be reflected in the Partners' Capital Accounts, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal income tax purposes, taking into account any adjustments required pursuant to Section 704(b) of the Code and the applicable regulations thereunder as more fully described in Exhibit B attached hereto.

     Section 5.4 Section 754 Elections. The General Partner shall elect, pursuant to Section 754 of the Code, to adjust the basis of the Partnership's assets for all transfers of Partnership interests if such election would benefit any Partner or the Partnership.

                                   ARTICLE VI

                          POWERS, DUTIES, LIABILITIES,
                   COMPENSATION AND VOTING OF GENERAL PARTNER

     Section 6.1 Powers of General Partner. Notwithstanding any provision of this Agreement to the contrary, the General Partner's discretion and authority are subject to the limitations imposed by law, by the General Partner's Declaration of Trust and By-Laws. Subject to the foregoing and to other limitations imposed by this Agreement, the General Partner shall have full, complete and exclusive discretion to manage and control the business and affairs of the Partnership and make all decisions affecting the business and assets of the Partnership. Without limiting the generality of the foregoing (but subject to the restrictions specifically contained in this Agreement), the General Partner shall have the power and authority to take the following actions on behalf of the Partnership:

          (a) to acquire, purchase, own, lease and dispose of any real property and any other property or assets that the General Partner determines are necessary or appropriate or in the best interests of conducting the business of the Partnership;

          (b) to construct buildings and make other improvements (including renovations) on or to the properties owned or leased by the Partnership;

          (c) to borrow money for the Partnership, issue evidences of indebtedness in connection therewith, refinance, guarantee, increase the amount of, modify, amend or change the terms of, or extend the time for the payment of, any indebtedness or obligation of or to the Partnership, and secure such indebtedness by mortgage, deed of trust, pledge or other lien on the Partnership's assets;

          (d) to pay, either directly or by reimbursement, for all Operating Expenses to third parties or to the General Partner (as set forth in this Agreement);

          (e) to lease all or any portion of any of the Partnership's assets, whether or not the terms of such leases extend beyond the termination date of the Partnership and whether or not any portion of the Partnership's assets so leased are to be occupied by the lessee, or, in turn, subleased in whole or in part to others, for such consideration and on such terms as the General Partner may determine;

          (f) to prosecute, defend, arbitrate, or compromise any and all claims or liabilities in favor of or against the Partnership, on such terms and in such manner as the General Partner may reasonably determine, and similarly to prosecute, settle or defend litigation with respect to the Partners, the Partnership, or the Partnership's assets; provided, however, that the General Partner may not, without the consent of all of the Partners, confess a judgment against the Partnership;

          (g) to file applications, communicate, and otherwise deal with any and all governmental agencies having jurisdiction over, or in any way affecting, the Partnership's assets or any other aspect of the Partnership business;

          (h) to make or revoke any election permitted or required of the Partnership by any taxing authority;

          (i) to maintain such insurance coverage for public liability, fire and casualty, and any and all other insurance for the protection of the Partnership, for the conservation of Partnership assets, or for any other purpose convenient or beneficial to the Partnership, in such amounts and such types as the General Partner shall determine from time to time;

          (j) to determine whether or not to apply any insurance proceeds for any Property to the restoration of such Property or to distribute the same;

          (k) to retain providers of services of any kind or nature in connection with the Partnership business and to pay therefor such reasonable remuneration as the General Partner may deem proper;

          (l) to negotiate and conclude agreements on behalf of the Partnership with respect to any of the rights, powers and authority conferred upon the General Partner, including, without limitation, management agreements, franchise agreements, agreements with federal, state or local liquor licensing agencies and agreements with operators of restaurants and bars;

          (m) to maintain accurate accounting records and to file promptly all federal, state and local income tax returns on behalf of the Partnership;

          (n) to form or acquire an interest in, and contribute property to, any further limited or general partnerships, joint ventures or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contributions of property to, its Subsidiaries and any other Person in which it has an equity interest from time to time);

          (o) to distribute Partnership cash or other Partnership assets in accordance with this Agreement;

          (p) to establish Partnership reserves for working capital, capital expenditures, contingent liabilities or any other valid Partnership purpose;

          (q) to take whatever action the General Partner deems appropriate to maintain an equivalency of Partnership Units and REIT Shares; and

          (r) to take such other action, execute, acknowledge, swear to or deliver such other documents and instruments, and perform any and all other acts the General Partner deems necessary or appropriate for the formation, continuation and conduct of the business and affairs of the Partnership (including, without limitation, all actions consistent with qualification of the General Partner as a REIT) and to possess and enjoy all of the rights and powers of a general partner as provided by the Act.

Except as otherwise provided herein, to the extent the duties of the General Partner require expenditures of funds to be paid to third parties, the General Partner shall not have any obligations hereunder except to the extent that Partnership funds are reasonably available to it for the performance of such duties, and nothing herein contained shall be deemed to authorize or require the General Partner, in its capacity as such, to expend its individual funds for payment to third parties or to undertake any individual liability or obligation on behalf of the Partnership.

     Section 6.2 Delegation of Authority. The General Partner may delegate any or all of its powers, rights and obligations hereunder, and may appoint, employ, contract or otherwise deal with any Person for the transaction of the business of the Partnership, which Person may, under supervision of the General Partner, perform any acts or services for the Partnership as the General Partner may approve.

     Section 6.3 Duties of General Partner. (a) The General Partner, subject to the limitations contained elsewhere in this Agreement, shall manage or cause to be managed the affairs of the Partnership in a prudent and businesslike manner and shall devote sufficient time and effort to the Partnership affairs.

     (b) In carrying out its obligations, the General Partner shall:

             (i) Render annual reports to all Partners with respect to the operations of the Partnership;

             (ii) On or before April 30th of every year, mail to all persons who were Partners at any time during the Partnership's prior fiscal year an annual report of the Partnership, including all necessary tax information, and any other information regarding the Partnership and its operations during the prior fiscal year deemed by the General Partner to be material;

             (iii) Maintain complete and accurate records of all business conducted by the Partnership and complete and accurate books of account (containing such information as shall be necessary to record allocations and distributions), and make such records and books of account available for inspection and audit by any Partner or such Partner's duly authorized representative (at the sole expense of such Partner) during regular business hours and at the principal office of the Partnership; and

             (iv) Cause to be filed such certificates and do such other acts as may be required by law to qualify and maintain the Partnership as a limited partnership under the laws of the State of Delaware.

          (c) The General Partner shall take such actions as it deems appropriate to maintain an equivalency of Partnership Units and REIT Shares.

     Section 6.4 Liabilities of General Partner; Indemnification. (a) The General Partner shall not be liable for the return of all or any part of the Capital Contributions of the Limited Partners. Any returns shall be made solely from the assets of the Partnership according to the terms of this Agreement.

          (b) In carrying out its duties hereunder, the General Partner shall not be liable to the Partnership or to any other Partner for any actions taken in good faith and reasonably believed to be in the best interests of the Partnership, or for errors of judgment, but shall be liable only for fraud or gross negligence. The Limited Partners expressly acknowledge that the General Partner is acting on behalf of the Partnership, the General Partner and the General Partner's shareholders collectively, and that the General Partner is under no obligation to consider the separate interests of the Limited Partners (including, without limitation, the tax consequences to Limited Partners) in deciding whether to cause the Partnership to take (or decline to take) any actions. In the event of a conflict between the interests of the shareholders of the General Partner on one hand and the Limited Partners on the other, the General Partner shall endeavor in good faith to resolve the conflict in a manner not adverse to either the shareholders of the General Partner or the Limited Partners; provided, however, that for so long as the General Partner has securities registered pursuant to Section 12 or Section 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any such conflict that cannot be resolved in a manner not adverse to either the shareholders of the General Partner or the Limited Partners shall be resolved in favor of the shareholders. The General Partner shall not be liable for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with such decisions, provided that the General Partner has acted in good faith. Any amendment, modification or repeal of this Section 6.4 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner's liability to the Partnership and the Limited Partners under this Section 6.4 as in effect immediately prior to such amendment, modification or repeal with respect to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when claims relating to such matters may arise or be asserted.

          (c) The Partnership shall indemnify and defend an Indemnitee to the fullest extent permitted by law, and save and hold it harmless from and against, and in respect of, all: (i) fees, costs and expenses (including reasonable attorney fees) incurred in connection with or resulting from any claim, action or demand against any Indemnitee or the Partnership that arises out of or in any way relates to the Partnership, and (ii) claims, actions and demands arising out of or in any way related to the Partnership, and any losses or damages resulting from such claims, actions and demands, including, without limitation, reasonable costs and expenses of litigation and appeal and amounts paid in settlement or compromise of any such claim, action or demand; provided, however, that this indemnification shall not apply if: (A) the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty; (B) the Indemnitee actually received an improper personal benefit in money, property or services; or (C) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this
     Section 6.4(c). The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee acted in a manner contrary to that specified in this Section 6.4(c). Any indemnification pursuant to this Section 6.4 shall be made only out of the assets of the Partnership.

          (d) The Partnership may reimburse an Indemnitee for reasonable expenses incurred by an Indemnitee who is a party to a proceeding in advance of the final disposition of the proceeding upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in this Section 6.4 has been met, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

          (e) The indemnification provided by this Section 6.4 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity.

          (f) The Partnership may purchase and maintain insurance on behalf of the Indemnities, and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

          (g) For purposes of this Section 6.4, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by the Indemnitee of its duties to the Partnership also imposes duties on, or otherwise involves services by the Indemnitee, to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute fines within the meaning of this Section 6.4; and actions taken or omitted by the Indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by the Indemnitee to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Partnership.

          (h) In no event may an Indemnitee subject the Limited Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

          (i) An Indemnitee shall not be denied indemnification in whole or in part under this Section 6.4 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

          (j) The provisions of this Section 6.4 are for the benefit of the Indemnities, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other persons.

          (k) Notwithstanding any other provisions of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the General Partner to continue to qualify as a REIT, or (ii) to prevent the General Partner from incurring any taxes under Section 857 or Section 4981 of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners. Further, any provision of this Agreement that might jeopardize the General Partner's REIT status shall be (i) void and of no effect, or (ii) reformed, as necessary, to avoid the General Partner's loss of REIT status, unless the Board of Trustees of the General Partner shall determine not to maintain the General Partner's REIT status.

     Section 6.5 Compensation of General Partner; Reimbursement. The General Partner, as such, shall not receive any compensation for services rendered to the Partnership. Notwithstanding the preceding sentence, the General Partner shall be entitled to its allocable share of the profits and distributable Cash Flow of the Partnership and shall be entitled, in accordance with the provisions of Section 6.7 below, to pay reasonable compensation to its Affiliates and other entities with which it may be associated for services performed. The General Partner shall be reimbursed on a monthly basis, or such other basis as the General Partner may determine in its sole and absolute discretion, for all REIT Expenses.

     Section 6.6 Reliance on Act of General Partner. No financial institution or any other person, firm or corporation dealing with the General Partner or the Partnership shall be required to ascertain whether the General Partner is acting in accordance with this Agreement, but such financial institution or such other person, firm or corporation shall be protected in relying solely upon the assurance of and the execution of any instrument or instruments by the General Partner.

     Section 6.7 Outside Services; Dealings with Affiliates; Outside
Activities. (a) Notwithstanding any provision of this Article VI to the contrary, the General Partner may employ such agents, accountants, attorneys and others as it shall deem advisable, including its trustees, directors, officers, shareholders, and its Affiliates and entities with which the General Partner, any Limited Partner or their respective Affiliates may be associated, and may pay them reasonable compensation from Partnership funds for services performed, which compensation shall be reasonably believed by the General Partner to be comparable to and competitive with fees charged by unrelated Persons who render comparable services which could reasonably be made available to the Partnership. The General Partner shall not be liable for the neglect, omission or wrongdoing of any such Person so long as it was not grossly negligent in appointing such Person.

          (b) The Partnership may lend or contribute to its Subsidiaries or other Persons in which it has an equity investment Partnership funds on terms and conditions established in the sole and absolute discretion of the General Partner. The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person.

          (c) The Partnership may transfer assets to joint ventures, other partnerships, corporations or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions consistent with this Agreement and applicable law.

          (d) Except as expressly permitted by this Agreement, neither the General Partner nor any of its Affiliates nor any Limited Partner shall sell, transfer or convey any property to, or purchase any property from, the Partnership, directly or indirectly, except pursuant to transactions that are on terms that are fair and reasonable to the Partnership.

          (e) Subject to the Declaration of Trust and any agreements entered into by the General Partner or its Affiliates with the Partnership or a Subsidiary, any officer, director, employee, agent, trustee, Affiliate or shareholder of the General Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities substantially similar or identical to those of the Partnership. Neither the Partnership nor any of the Limited Partners shall have any rights by virtue of this Agreement in any business ventures of such person.

          (f) In the event the General Partner exercises its rights under its Declaration of Trust to redeem REIT Shares, then the General Partner shall cause the Partnership to purchase from it a number of Partnership Units as determined based on the application of the Exchange Factor on the same terms that the General Partner redeemed such REIT Shares.

     Section 6.8 General Partner Participation. The General Partner agrees that all business activities of the General Partner, including activities pertaining to the acquisition, development and ownership of Properties, shall be conducted through the Partnership (other than the General Partner's interest in the Corporate Hotel not owned through the Partnership). Without the Consent of the Limited Partners, the General Partner shall not, directly or indirectly, participate in or otherwise acquire any interest in any real or personal property unless the Partnership participates in, or otherwise acquires an interest in, such real or personal property at least to the extent of 999 times such proposed participation by the General Partner. The General Partner agrees that all borrowings for the purpose of making distributions to its shareholders will be incurred by the Partnership and the proceeds of such indebtedness will be included as Net Financing Proceeds hereunder.

                                  ARTICLE VII

                    RIGHTS, PROHIBITIONS AND REPRESENTATIONS
                        WITH RESPECT TO LIMITED PARTNERS

     Section 7.1 Rights of Limited Partners. (a) The Partnership may engage the Limited Partners or persons or firms associated with them for specific purposes and may otherwise deal with such Partners on terms and for compensation to be agreed upon by any such Partner and the Partnership; provided, however, that no Limited Partner shall be entitled to participate in the management or control of the business of the Partnership.

          (b) Each Limited Partner shall be entitled to have the Partnership books kept at the principal place of business of the Partnership and at all times, during reasonable business hours and at such Partner's sole expense, shall be entitled to inspect and copy any of them and have on demand true and full information of all things affecting the Partnership and a formal accounting of Partnership affairs whenever circumstances render it just and reasonable.

          (c) No Limited Partner shall be liable for any debts, liabilities, contracts or obligations of the Partnership. A Limited Partner shall be liable to the Partnership only to make payments of its Capital Contribution, if any, as and when due hereunder. After its Capital Contribution is fully paid, no Limited Partner shall, except as otherwise required by the Act, be required to make any further Capital Contributions or other payments or lend any funds to the Partnership.

     Section 7.2 Prohibitions with Respect to the Limited Partners. No Limited Partner shall have the right:

          (a) To take part in the control or management of the Partnership business, to transact business for or on behalf of the Partnership or to sign for or to bind the Partnership, such powers being vested solely in the General Partner as set forth herein;

          (b) To have such Partner's Capital Contributions repaid except to the extent provided in this Agreement;

          (c) To require partition of Partnership property or to compel any sale or appraisement of Partnership assets or sale of a deceased Partner's interests therein, notwithstanding any provisions of law to the contrary; or

          (d) To sell or assign all or any portion of such Partner's Limited Partnership Interest in the Partnership or to constitute the vendee or assignee thereunder a Substitute Limited Partner, except as provided in
     Article IX hereof.

     Section 7.3 Ownership by Limited Partner of Corporate General Partner or Affiliate. No Limited Partner shall at any time, either directly or indirectly, own any shares or other interest in the General Partner or in any Affiliate thereof if such ownership by itself or in conjunction with other shares or other interests owned by other Limited Partners would, in the opinion of counsel for the Partnership, jeopardize the classification of the Partnership as a partnership or the General Partner as a REIT for federal income tax purposes. The General Partner shall be entitled to make such reasonable inquiry of the Limited Partners as is required to establish compliance by the Limited Partners with the provisions of this Section 7.3 and the Limited Partners shall promptly and fully respond to such inquiries.

     Section 7.4 Grant of Rights. (a) The General Partner does hereby grant to the Class A Limited Partners and the Class A Limited Partners do hereby accept the right, but not the obligation (such rights hereinafter sometimes referred to as the "Rights"), to exchange all or a portion of their Partnership Units for REIT Shares and to sell the remainder (or any part thereof) of their Partnership Units to the General Partner (or its designee), at any time or from time to time prior to the time the Partnership is dissolved, on the terms and subject to the conditions and restrictions contained in Exhibit D hereto. The Rights granted hereunder may be exercised by any one or more of the Limited Partners, on the terms and subject and to the conditions and restrictions contained in Exhibit D hereto, upon delivery to the General Partner of an Exercise Notice in the form of Schedule 1 attached to Exhibit D, which notice shall specify the Partnership Units to be converted by such Limited Partner. Once delivered, the Exercise Notice shall be irrevocable, subject to payment by the General Partner of the Purchase Price in respect of such Partnership Units in accordance with the terms hereof.

          (b) The terms and provisions applicable to the Rights shall be as set forth in attached Exhibit D.

          (c) Any Partnership Units acquired by the General Partner pursuant to an exercise by any Limited Partner of the Rights shall be deemed to be acquired by and reallocated or reissued to the General Partner. The General Partner shall amend Exhibit A hereto to reflect each such conversion and reallocation or reissuance of Partnership Units and each corresponding recalculation of the Partnership Units of the Partners.

          (d) The Class B Limited Partners shall not be entitled to the Rights unless and until the Board of Trustees of the General Partner agrees to reclassify any of the Partnership Units held as Class B Units to Class A Units.

     Section 7.5 Warranties and Representations of the Limited Partners. Each Limited Partner hereby warrants and represents to and for the benefit of the General Partner and the Partnership that such Limited Partner owns good, valid and marketable title to the ownership interests in the Contributed Partnerships being contributed to the capital of the Partnership by such Limited Partner (the "Ownership Interests") and that such Ownership Interests are free and clear of all mortgages, pledges, liens, security interests, encumbrances and restrictions of any nature whatsoever. Each Limited Partner further warrants and represents to and for the benefit of the General Partner and the Partnership that such Limited Partner has all necessary power and authority to transfer the Ownership Interests to the Partnership without the consent or authorization of, or notice to, any third party, except those third parties from whom such consents or authorizations have been obtained. The Class B Limited Partners also represent and warrant to and for the benefit of the General Partner and the Partnership those matters set forth on Exhibit E hereto.

     Section 7.6 Indemnification by Limited Partners. Each Limited Partner hereby agrees to indemnify and defend the General Partner and the Partnership and hold the General Partner, its shareholders, officers and trustees and the Partnership and its partners and each of their respective representatives, successors and assigns harmless from and against any and all claims, demands, losses, liabilities, damages and expenses (including reasonable attorneys' fees) arising out of or in connection with (i) the inaccuracy of the warranties and representations made by such Limited Partner under Section 7.5 above, or (ii) the ownership of the Ownership Interests by such Limited Partner.

     Section 7.7 Limited Partner Guarantees. Upon the request of the General Partner, or upon its own election, a Limited Partner (the "Initiating Limited Partner") from time to time, may, but shall not be required to, guarantee or otherwise provide credit support for Partnership indebtedness as such Limited Partner may elect; provided, however, that the Limited Partner shall be entitled to take such action(s) only if the General Partner determines that any such action would not have a material adverse effect on the tax position of the General Partner. All Partners are entitled to notice of any such guarantee(s) or credit support, and shall have the right to provide guarantees or credit support on the same terms and conditions as the Initiating Limited Partner does, and all Limited Partners interested in providing such guarantee or credit support shall cooperate with the General Partner and each other in considering any guarantee or credit support proposal, and the General Partner will cooperate in permitting or obtaining any consents for such guarantees or credit support.

                                  ARTICLE VIII

                     DISTRIBUTIONS AND PAYMENTS TO PARTNERS

     Section 8.1 Distributions of Cash Flow. (a) The General Partner shall distribute on a quarterly basis such portion of the Cash Flow of the Partnership as the General Partner shall determine in its sole discretion. All such distributions of Cash Flow shall be made to Partners who are Partners on the Partnership Record Date in accordance with such Partner's respective Percentage Interests on such Partnership Record Date.

          (b) In no event may a Partner receive a distribution of Cash Flow with respect to a Partnership Unit if such Partner is entitled to receive a dividend out of the General Partner's share of such Cash Flow with respect to a REIT Share for which all or part of such Partnership Unit has been exchanged.

     Section 8.2 REIT Distribution Requirements. Unless the General Partner determines that such a distribution would not be in the best interests of the Partnership, the Partnership shall make a distribution of Cash Flow for each fiscal year of the Partnership to enable the General Partner (i) to meet its distribution requirement for qualification as a REIT as set forth in Section 857(a)(1) of the Code, and (ii) to avoid the excise tax imposed by Section 4981 of the Code.

     Section 8.3 No Right to Distributions in Kind. No Partner shall be entitled to demand property other than cash in connection with any distribution by the Partnership.

     Section 8.4 Disposition Proceeds. Disposition Proceeds (less reasonable reserves set aside by the General Partner for reasonably anticipated expenses or needs of the Partnership) shall be distributed to the Partners in accordance with their respective Percentage Interests in the Partnership.

     Section 8.5 Withdrawals. No Partner shall be entitled to make withdrawals from its Capital Account except as provided herein.

                                   ARTICLE IX

                             TRANSFERS OF INTERESTS

     Section 9.1 General Partner. The General Partner shall not withdraw from the Partnership and shall not sell, assign, pledge, encumber or otherwise dispose of all or any portion of its interest in the Partnership. In the event the General Partner withdraws from the Partnership, in violation of this Agreement or otherwise, or dissolves, terminates or upon an Event of Bankruptcy of the General Partner, then the Partnership shall be dissolved and terminated unless a Majority-In- Interest of the Limited Partners elect to continue the Partnership business by selecting a substitute general partner.

     Section 9.2 Admission of a Substitute or Additional General Partner. A Person shall be admitted as a Substitute or Additional General Partner of the Partnership only if the transaction giving rise to such substitution or admission is otherwise permitted under this Agreement and the following terms and conditions are satisfied:

          (a) the Person to be admitted as a Substitute or Additional General Partner shall have accepted and agreed to be bound by all the terms and provisions of this Agreement by executing a counterpart thereof and such other documents or instruments as may be required or appropriate in order to effect the admission of such Person as a General Partner, and a certificate evidencing the admission of such Person as a General Partner shall have been filed for recordation and all other actions required by the Act in connection with such admission shall have been performed;

          (b) if the Person to be admitted as a Substitute or Additional General Partner is a corporation or a partnership, it shall have provided the Partnership with evidence satisfactory to counsel for the Partnership of such Person's authority to become a General Partner and to be bound by the terms and provisions of this Agreement; and

          (c) counsel for the Partnership shall have rendered an opinion (relying on such opinions from counsel in the state or any other jurisdiction as may be necessary) that the admission of the Person to be admitted as a Substitute or Additional General Partner is in conformity with the Act and that none of the actions taken in connection with the admission of such Person as a Substitute or Additional General Partner will cause the termination of the Partnership under Section 708 of the Code, or will cause it to be classified other than a partnership for federal income tax purposes, or will result in the loss of any Limited Partner's limited liability status.

     Section 9.3 Effect of Bankruptcy, Withdrawal, Death or Dissolution of a General Partner. (a) Upon the occurrence of an Event of Bankruptcy as to a General Partner or the withdrawal, removal or dissolution of a General Partner (except that, if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to or removal of a partner in such partnership shall be deemed not to be a dissolution of such General Partner if the business of such General Partner is continued within ninety (90) days by the remaining general partners or all remaining members of such partnership), the Partnership shall be dissolved and terminated unless the Partnership is continued pursuant to Section 9.3(b).

          (b) Following the occurrence of an Event of Bankruptcy as to a General Partner or the withdrawal, removal or dissolution of a General Partner (except that, if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to or removal of a partner in such partnership shall be deemed not be a dissolution of such General Partner if the business of such General Partner is continued within ninety (90) days by the remaining general partners or all remaining members of such partnership), persons holding at least a majority of the Limited Partnership Interests, within ninety (90) days after such occurrence, may elect to continue the business of the Partnership for the balance of the term specified in Section 3.2 by selecting, subject to Section 9.2 and any other provisions of this Agreement, a Substitute General Partner. If the Limited Partners elect to reconstitute the Partnership and admit a Substitute General Partner, the relationship between the Partners and any Person who has acquired an interest of a Partner in the Partnership shall be governed by this Agreement.

     Section 9.4 Removal of a General Partner. (a) Upon the occurrence of an Event of Bankruptcy as to, or the dissolution of, a General Partner, such General Partner shall be deemed to be removed automatically; provided, however, that if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to or removal of a partner in such partnership shall be deemed not to be a dissolution of the General Partner if the business of such General Partner is continued within ninety (90) days by the remaining general partners or all remaining members of such Partnership.

          (b) If a General Partner has been removed pursuant to this Section 9.4 and the Partnership is not continued pursuant to Section 9.3(b), the Partnership shall be dissolved.

     Section 9.5 Restrictions on Transfer of Limited Partnership
Interests. (a) Except as otherwise provided in this Article IX, no Limited Partner may offer, sell, assign, hypothecate, pledge or otherwise transfer its Limited Partnership Interest, in whole or in part, whether voluntarily or by operation of law or at judicial sale or otherwise (collectively, a "Transfer"), without the written consent of the General Partner, which consent may be withheld in the sole and absolute discretion of the General Partner. The General Partner may require, as a condition of any Transfer, that the transferor assume all costs incurred by the Partnership in connection therewith.

          (b) No Limited Partner may effect a Transfer of its Limited Partnership Interest if, in the opinion of legal counsel for the Partnership, such proposed Transfer would require the registration of the Limited

     Partnership Interest under the Securities Act of 1933, as amended, or would otherwise violate any applicable federal or state securities or "Blue Sky" law (including investment suitability standards).

          (c) No Transfer by a Limited Partner of its Partnership Interest may be made to any Person if (i) in the opinion of legal counsel for the Partnership, the Transfer would result in the Partnership's being treated as an association taxable as a corporation (other than a qualified REIT subsidiary within the meaning of Section 856(i) of the Code), (ii) such transfer is effectuated through an "established securities market" or a "secondary market" (or the substantial equivalent thereof) within the meaning of Section 7704 of the Code, or (iii) the Transfer would create a risk that the General Partner would not be taxed as a REIT for federal income tax purposes.

          (d) Section 9.5(a) shall not prevent any donative Transfer by an individual Limited Partner to his immediate family members or any trust in which the individual or his immediate family members own, collectively, one hundred percent (100%) of the beneficial interests, provided that the transferor assumes all costs of the Partnership in connection therewith and any such transferee shall not have the rights of a Substitute Limited Partner (unless and until admitted as a Substitute Limited Partner pursuant to this Section 9.5 and Section 9.6 of this Agreement).

          (e) Any Transfer in contravention of any of the provisions of this
     Article IX shall be void and ineffectual and shall not be binding upon, or recognized by, the Partnership.

     Section 9.6 Admission of Substitute Limited Partner. (a) Subject to the other provisions of this Article IX (including, without limitation, the provisions of Section 9.5(a) regarding consent of the General Partner), an assignee of the Limited Partnership Interest of a Limited Partner (including, without limitation, any purchaser, transferee, donee, or other recipient of any disposition of such Limited Partnership Interest) shall be deemed admitted as a Limited Partner of the Partnership only upon the satisfactory completion of the following:

             (i) the assignee shall have accepted and agreed to be bound by the terms and provisions of this Agreement by executing a counterpart or an amendment thereof, including a revised Exhibit A, and such other documents or instruments as the General Partner may require in order to effect the admission of such Person as a Limited Partner;

             (ii) to the extent required, an amended certificate of limited partnership evidencing the admission of such Person as a Limited Partner shall have been signed, acknowledged and filed for record in accordance with the Act;

             (iii) the assignee shall have delivered a letter containing the representations and warranties and agreements set forth in Section 9.12;

             (iv) if the assignee is a corporation, partnership or trust, the assignee shall have provided the General Partner with evidence satisfactory to counsel for the Partnership of the assignee's authority to become a Limited Partner under the terms and provisions of this Agreement;

             (v) the assignee shall have executed a power of attorney containing the terms and provisions set forth in Article XII; and

             (vi) the assignee shall have paid all reasonable legal fees of the Partnership and the General Partner and all filing and publication costs incurred in connection with its substitution as a Limited Partner.

          (b) For the purpose of allocating profits and losses and distributing cash received by the Partnership, a Substitute Limited Partner shall be treated as having become, and appearing in the records of the Partnership as, a Partner upon the filing of the certificate described in Section 9.6(a)(ii) or, if no such filing is required, the later of the date specified in the transfer documents, or the date on which the General Partner has received all necessary instruments of transfer and substitution.

          (c) The General Partner shall cooperate with the Person seeking to become a Substitute Limited Partner by preparing the documentation required by this Section and making all official filings and publications. The Partnership shall take all such action as promptly as practicable after the satisfaction of the conditions in this Article IX to effectuate the admission of such Person as a Limited Partner of the Partnership.

     Section 9.7 Rights of Assignees of Partnership Interests. (a) Subject to the provisions of Sections 9.5 and 9.6 hereof, except as required by operation of law, the Partnership shall not be obligated for any purposes whatsoever to recognize the assignment by any Limited Partner of his Partnership Interest until the Partnership has received notice thereof.

          (b) Any Person who is the assignee of all or any portion of a Limited Partner's Limited Partnership Interest, but does not become a Substitute Limited Partner and desires to make a further assignment of such Limited Partnership Interest, shall be subject to all the provisions of this
     Article IX to the same extent and in the same manner as any Limited Partner desiring to make an assignment of its Limited Partnership Interest.

     Section 9.8 Effect of Bankruptcy, Death, Incompetence or Termination of a Limited Partner. The occurrence of an Event of Bankruptcy as to a Limited Partner, the death of a Limited Partner or a final adjudication that a Limited Partner is incompetent (which term shall include, but not be limited to, insanity) shall not cause the termination or dissolution of the Partnership, and the business of the Partnership shall continue. If an order for relief in a bankruptcy proceeding is entered against an individual Limited Partner, the trustee or receiver of his estate or, if he dies, his executor, administrator or trustee, or, if he is finally adjudicated incompetent, his committee, guardian or conservator, shall have the rights of such Limited Partner for the purpose of settling or managing his estate property and such power as the bankrupt, deceased or incompetent Limited Partner possessed to assign all or any part of his Partnership Interest and to join with the assignee in satisfying conditions precedent to the admission of the assignee as a Substitute Limited Partner.

     Section 9.9 Joint Ownership of Interests. A Partnership Interest may be acquired by two (2) individuals as joint tenants with right of survivorship (but not as tenants in common), provided that such individuals either are married or are related. The written consent or vote of both owners of any such jointly held Partnership Interest shall be required to constitute the action of the owners of such Partnership Interest; provided, however, that the written consent of only one (1) joint owner will be required if the Partnership has been provided with evidence satisfactory to counsel for the Partnership that the actions of a single joint owner can bind both owners under the applicable laws of the state of residence of such joint owners. Upon the death of one (1) owner of a Partnership Interest held in a joint tenancy with a right of survivorship, the Partnership Interest shall become owned solely by the survivor as a Limited Partner and not as an assignee. The Partnership need not recognize the death of one (1) of the owners of a jointly held Partnership Interest until it shall have received notice of such death. Upon notice to the General Partner from either owner prior to the death of either owner, the General Partner shall cause the Partnership Interest to be divided into two (2) equal Partnership Interests, which shall thereafter be owned separately by each of the former owners.

     Section 9.10 Transferees. Any Partnership Interests owned by the Partners and transferred pursuant to this Article IX shall be and remain subject to all of the provisions of this Agreement.

     Section 9.11 Absolute Restriction. Notwithstanding any provision of this Agreement to the contrary, the sale or exchange of any interest in the Partnership will not be permitted if the interest sought to be sold or exchanged, when added to the total of all other interests sold or exchanged within the period of twelve (12) consecutive months ending with the proposed date of the sale or exchange, would result in the termination of the Partnership under Section 708 of the Code, if such termination would materially and adversely affect the Partnership or any Partner.

     Section 9.12 Investment Representation. Each Limited Partner hereby represents and warrants to the General Partner and to the Partnership that the acquisition of his Partnership Interest is made as a principal for his account for investment purposes only and not with a view to the resale or distribution of such Partnership Interest. Each Limited Partner agrees that he will not sell, assign or otherwise transfer his Partnership Interest or any fraction thereof, whether voluntarily or by operation of law or at judicial sale or otherwise, to any Person who does not similarly represent and warrant and similarly agree not to sell, assign or transfer such Partnership Interest or fraction thereof to any Person who does not similarly represent, warrant and agree.

                                   ARTICLE X

                         TERMINATION OF THE PARTNERSHIP

     Section 10.1 Termination. The Partnership shall be dissolved upon (i) an Event of Bankruptcy as to the General Partner or the dissolution or withdrawal of the General Partner (unless within ninety (90) days thereafter Limited Partners holding more than fifty percent (50%) of the Limited Partnership Interests in the Partnership elect to continue the Partnership and to elect one or more persons to serve as the General Partner or General Partners of the Partnership), (ii) ninety (90) days following the sale of all or substantially all of the Partnership's assets (provided that if the Partnership receives an installment obligation as consideration for such sale or other disposition, the Partnership shall continue, unless sooner dissolved under the provisions of this Agreement, until such time as such note or notes are paid in full), (iii) the expiration of the term specified in Section 3.2, (iv) the redemption of all Limited Partnership Interests (other than any of such interests held by the General Partner), or (v) the election by the General Partner (but only in accordance with and as permitted by applicable law) that the Partnership should be dissolved. Upon dissolution of the Partnership (unless the business of the Partnership is continued as set forth above), the General Partner (or its trustee, receiver, successor or legal representative) shall proceed with the winding up of the Partnership, and its assets shall be applied and distributed as herein provided.

     Section 10.2 Payment of Debts. The assets shall first be applied to the payment of the liabilities of the Partnership (other than any loans or advances that may have been made by Partners to the Partnership) and the expenses of liquidation. A reasonable time shall be allowed for the orderly liquidation of the assets of the Partnership and the discharge of liabilities to creditors so as to enable the General Partner to minimize any losses resulting from liquidation.

     Section 10.3 Debts to Partners. The remaining assets shall next be applied to the repayment of any loans made by any Partner to the Partnership.

     Section 10.4 Remaining Distribution. The remaining assets shall then be distributed to the Partners in accordance with the Partners' positive Capital Account balances, after making the adjustments for allocations under Article V hereof.

     Section 10.5 Reserve. Notwithstanding the provisions of Sections 10.3 and 10.4, the General Partner may retain such amount as it deems necessary as a reserve for any contingent liabilities or obligations of the Partnership, which reserve, after the passage of a reasonable period of time, shall be distributed pursuant to the provisions of this Article X.

     Section 10.6 Final Accounting. Each of the Partners shall be furnished with a statement examined by the Partnership's independent accountants, which shall set forth the assets and liabilities of the Partnership as of the date of the complete liquidation. Upon the compliance by the General Partner with the foregoing distribution plan, the Limited Partners shall cease to be such, and the General Partner, as the sole remaining Partner of the Partnership, shall execute and cause to be filed a Certificate of Cancellation of the Partnership and any and all other documents necessary with respect to termination and cancellation of the Partnership.

                                   ARTICLE XI

                                   AMENDMENTS

     Section 11.1 Authority to Amend. (a) This Agreement may be amended by the General Partner without the approval of any other Partner if such amendment is solely for the purpose of clarification and does not change the substance hereof and the Partnership has obtained an opinion of counsel to that effect.

     (b) This Agreement may be amended by the General Partner without the approval of any other Partner if such amendment is for the purpose of adding or substituting Limited Partners.

     (c) This Agreement may be amended by the General Partner without the approval of any other Partner if such amendment is, in the opinion of counsel for the Partnership, necessary or appropriate to satisfy requirements of the Code with respect to partnerships or REITs or of any federal or state securities laws or regulations. Any amendment made pursuant to this Section 11.1(c) may be made effective as of the date of this Agreement.

     (d) Notwithstanding any contrary provision of this Agreement, any amendment to this Agreement or other act which would (i) adversely affect the limited liabilities of the Limited Partners, (ii) change the method of allocation of profit and loss as provided in Article V or the distribution provisions of Articles VIII and X hereof, (iii) seek to impose personal liability on the Limited Partners, or (iv) affect the operation of the Exchange Factor of the Rights shall require the consent and approval of Limited Partners holding more than sixty-five percent (65%) of the Percentage Interests of the Limited Partners.

     (e) Except as otherwise specifically provided in this Section 11.1, amendments to this Agreement shall require the approval of the General Partner and Limited Partners holding more than fifty percent (50%) of the Percentage Interests of the Limited Partners.

     Section 11.2 Notice of Amendments. A copy of any amendment to be approved by the Partners pursuant to Sections 11.1(d) or 11.1(e) shall be mailed in advance to such Partners. Partners shall be notified as to the substance of any amendment pursuant to Sections 11.1(a), (b) or (c), and upon request shall be furnished a copy thereof.

                                  ARTICLE XII

                               POWER OF ATTORNEY

     Section 12.1 Power. Each of the Limited Partners irrevocably constitutes and appoints the General Partner as such Limited Partner's true and lawful attorney in such Limited Partner's name, place and stead to make, execute, swear to, acknowledge, deliver and file:

          (a) Any certificates or other instruments which may be required to be filed by the Partnership under the laws of the State of Delaware or of any other state or jurisdiction in which the General Partner shall deem it advisable to file;

          (b) Any documents, certificates or other instruments, including, but not limited to, any and all amendments and modifications of this Agreement or of the instruments described in Section 12.1(a) which may be required or deemed desirable by the General Partner to effectuate the provisions of any part of this Agreement and, by way of extension and not in limitation, to do all such other things as shall be necessary to continue and to carry on the business of the Partnership; and

          (c) All documents, certificates or other instruments which may be required to effectuate the dissolution and termination of the Partnership, to the extent such dissolution and termination is authorized hereby. The power of attorney granted hereby shall not constitute a waiver of, or be used to avoid, the rights of the Partners to approve certain amendments to this Agreement pursuant to Sections 11.1 (d) and 11.1 (e) or be used in any other manner inconsistent with the status of the Partnership as a limited partnership or inconsistent with the provisions of this Agreement.

     Section 12.2 Survival of Power. It is expressly intended by each of the Partners that the foregoing power of attorney is coupled with an interest, is irrevocable and shall survive the death, incompetence, dissolution, liquidation or adjudication of insanity or bankruptcy or insolvency of each such Partner. The foregoing power of attorney shall survive the delivery of an assignment by any of the Partners of such Partner's entire interest in the Partnership, except that where an assignee of such entire interest has become a substitute Limited Partner, then the foregoing power of attorney of the assignor Partner shall survive the delivery of such assignment for the sole purpose of enabling the General Partner to execute, acknowledge and file any and all instruments necessary to effectuate such substitution.

                                  ARTICLE XIII

                    CONSENTS, APPROVALS, VOTING AND MEETINGS

     Section 13.1 Method of Giving Consent or Approval. Any consent or approval required by this Agreement may be given as follows:

          (a) by a written consent given by the consenting Partner and received by the General Partner at or prior to the doing of the act or thing for which the consent is solicited, provided that such consent shall not have been nullified by:

             (i) Notice to the General Partner of such nullification by the consenting Partner prior to the doing of any act or thing, the doing of which is not subject to approval at a meeting called pursuant to Section 13.2, or

             (ii) Notice to the General Partner of such nullification by the consenting Partner prior to the time of any meeting called pursuant to
        Section 13.2 to consider the doing of such act or thing, or

             (iii) The negative vote by such consenting Partner at any meeting called pursuant to Section 13.2 to consider the doing of such act or thing;

          (b) by the affirmative vote by the consenting Partner to the doing of the act or thing for which the consent is solicited at any meeting called pursuant to Section 13.2 to consider the doing of such act or thing; or

          (c) by the failure of the Partner to respond or object to a request from the General Partner for such Partner's consent within thirty (30) days from its receipt of such request (or such shorter period of time as the General Partner may indicate in such request in order to ensure that the General Partner has sufficient time to respond, if required, to any third party with respect to the subject matter of such request).

     Section 13.2 Meetings of Limited Partners. Any matter requiring the consent or vote of all or any of the Partners may be considered at a meeting of the Partners held not less than five (5) nor more than sixty (60) days after notice thereof shall have been given by the General Partner to all Partners. Such notice (i) may be given by the General Partner, in its discretion, at any time, or (ii) shall be given by the General Partner within fifteen (15) days after receipt from Limited Partners holding more than fifty percent (50%) of the Percentage Interests of the Limited Partners of a request for such meeting.

     Section 13.3  Opinion.  Except for Consents obtained pursuant to Sections
13.1 or 13.2, no Limited Partner shall exercise any consent or voting rights unless either (a) at the time of the giving of consent or casting of any vote by the Partners hereunder, counsel for the Partnership or counsel employed by the Limited Partners (and reasonably satisfactory to the General Partner) shall have delivered to the Partnership an opinion satisfactory to the Partners to the effect that such conduct (i) is permitted by the Act, (ii) will not impair the limited liability of the Limited Partners, and (iii) will not adversely affect the classification of the Partnership as a partnership for federal income tax purposes, or (b) irrespective of the delivery or nondelivery of such opinion of counsel, Limited Partners holding more than seventy-five percent (75%) of the Percentage Interests of the Limited Partners determine to exercise their consent and/or voting rights.

     Section 13.4 Submissions to Partners. The General Partner shall give the Partners notice of any proposal or other matter required by any provision of this Agreement, or by law, to be submitted for consideration and approval of the Partners. Such notice shall include any information required by the relevant provision or by law.

                                  ARTICLE XIV

                                 MISCELLANEOUS

     Section 14.1 Governing Law. The Partnership and this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     Section 14.2 Agreement for Further Execution. At any time or times upon the request of the General Partner, the Limited Partners hereby agree to sign, swear to, acknowledge and deliver all further documents and certificates required by the laws of Delaware, or any other jurisdiction in which the Partnership does, or proposes to do, business, or which may be reasonable, necessary, appropriate or desirable to carry out the provisions of this Agreement or the Act. This Section 14.2 shall not prejudice or affect the rights of the Limited Partners to approve certain amendments to this Agreement pursuant to Sections 11.1(d) and 11.1(e).

     Section 14.3 Entire Agreement. This Agreement and the exhibits attached hereto contain the entire understanding among the parties and supersede any prior understandings or agreements among them respecting the within subject matter. There are no representations, agreements, arrangements or understandings, oral or written, between or among the parties hereto relating to the subject matter of this Agreement which are not fully expressed herein.

     Section 14.4 Severability. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations of the jurisdictions in which the Partnership does business. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

     Section 14.5 Notices. Notices to Partners or to the Partnership shall be deemed to have been given when personally delivered or mailed, by prepaid registered or certified mail, addressed as set forth in Exhibit A attached hereto, unless a notice of change of address has previously been given in writing by the addressee to the addressor, in which case such notice shall be addressed to the address set forth in such notice of change of address.

     Section 14.6 Titles and Captions. All titles and captions are for convenience only, do not form a substantive part of this Agreement, and shall not restrict or enlarge any substantive provisions of this Agreement.

     Section 14.7 Counterparts. This Agreement may be executed in multiple counterparts, each one of which shall constitute an original executed copy of this Agreement.

     Section 14.8 Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons may require.

     Section 14.9 Survival of Rights. Subject to the provisions hereof limiting transfers, this Agreement shall be binding upon and inure to the benefit of the Partners and the Partnership and their respective legal representatives, successors, transferees and assigns.

     Section 14.10 Personal Liability. As provided in the Declaration of Trust establishing the General Partner, no trustee, officer, shareholder, employee or agent of the General Partner shall be held to any personal liability, jointly or severally, for any obligation of, or claim against, the General Partner.

     IN WITNESS WHEREOF, the parties have hereunto set their hands as of the day and year first above written.
                                          GENERAL PARTNER:

                                          REALTY REFUND TRUST, an
                                          unincorporated Ohio business trust

                                          By:
                                            ------------------------------------
                                                James F. Wirth, its Chairman

                                            LIMITED PARTNERS:
                                            (See attached limited partner
                                              signature pages)

                       LIMITED PARTNERSHIP SIGNATURE PAGE

     The undersigned, desiring to become a Limited Partner of RRF Limited Partnership, hereby agrees to all of the terms of the Agreement of Limited Partnership of RRF Limited Partnership and agrees to be bound by the terms and provisions thereof.

     Executed by the undersigned as a Limited Partner of RRF Limited
Partnership.

                                        LIMITED PARTNER:

                                        By
                                        ----------------------------------------
                                           (Signature of Limited Partner)

                                        ----------------------------------------
                                           (Residence Street Address)

                                        ----------------------------------------
                                           (City       State      Zip Code)

                                        ----------------------------------------
                                           (Taxpayer Identification or Social
                                        Security Number)

                                   EXHIBIT A

                                LIST OF PARTNERS

                                                              AGREED VALUE
                                                               OF CAPITAL     PERCENTAGE    PARTNERSHIP
                         PARTNERS                             CONTRIBUTION     INTEREST        UNITS
-----------------------------------------------------------   ------------    ----------    -----------
GENERAL PARTNER:
Realty ReFund Trust........................................                           %
                                                                                ------         -----
1750 Huntington Building
925 Euclid Avenue
Cleveland, Ohio 44114
LIMITED PARTNERS:..........................................                           %
                                                                                ------         -----

                                   EXHIBIT B

                           FEDERAL INCOME TAX MATTERS

     For purposes of interpreting and implementing Article V of the Partnership Agreement, the following rules shall apply and shall be treated as part of the terms of the Partnership Agreement:

     A. Special Allocation Provisions.

     1. For purposes of determining the amount of gain or loss to be allocated pursuant to Article V of the Partnership Agreement, any basis adjustments permitted pursuant to Section 743 of the Code shall be disregarded.

     2. When Partnership Interests are transferred during any taxable year, the General Partner intends to allocate Partnership income, loss, deductions and credits using the closing of the books method.

     3. Notwithstanding any other provision of the Partnership Agreement, to the extent required by law, income, gain, loss and deduction attributable to property contributed to the Partnership by a Partner shall be shared among the Partners so as to take into account any variation between the basis of the property and the fair market value of the property at the time of contribution in accordance with the requirements of Section 704(c) of the Code and the applicable regulations thereunder as more fully described in Part B hereof. Treasury regulations under Section 704(c) of the Code allow partnerships to use any reasonable method for accounting for Book-Tax Differences for contributions of property so that a contributing partner receives the tax benefits and burdens of any built-in gain or loss associated with contributed property. The Operating Partnership shall account for Book-Tax Differences using a method specifically approved in the regulations, the traditional method. An allocation of remaining built-in gain under Section 704(c) will be made when Section 704(c) property is sold.

     4. Notwithstanding any other provision of the Partnership Agreement, in the event the Partnership is entitled to a deduction for interest imputed under any provision of the Code on any loan or advance from a Partner (whether such interest is currently deducted, capitalized or amortized), such deduction shall be allocated solely to such Partner.

     5. Notwithstanding any provision of the Partnership Agreement to the contrary, to the extent any payments in the nature of fees made to a Partner or reimbursements of expenses to any Partner are finally determined by the Internal Revenue Service to be distributions to a Partner for federal income tax purposes, there will be a gross income allocation to such Partner in the amount of such distribution.

     6. (a) Notwithstanding any provision of the Partnership Agreement to the contrary and subject to the exceptions set forth in Section 1.704-2(f)(2)-(5) of the Treasury Regulations, if there is a net decrease in Partnership Minimum Gain during any Partnership fiscal year, each Partner shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partnership Minimum Gain determined in accordance with Section 1.704-2(g)(2) of the Treasury Regulations. Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Section 1.704-2(f) of the Treasury Regulations. This paragraph 6(a) is intended to comply with the minimum gain chargeback requirement in such Section of the Regulations and shall be interpreted consistently therewith. To the extent permitted by such Section of the Regulations and for purposes of this paragraph 6(a) only, each Partner's Adjusted Capital Account Balance shall be determined prior to any other allocations pursuant to Article V of the Partnership Agreement with respect to such fiscal year and without regard to any net decrease in Partner Minimum Gain during such fiscal year.

     (b) Notwithstanding any provision of the Partnership Agreement to the contrary, except paragraph 6(a) of this Exhibit and subject to the exceptions set forth in Section 1.704-2(i)(4) of the Treasury Regulations, if there is a net decrease in Partner Nonrecourse Debt Minimum Gain during any Partnership fiscal year, each Partner who has a share of the Partner Nonrecourse Debt Minimum Gain, determined in accordance with Section 1.704-2(i)(3) of the Treasury Regulations, shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partner Nonrecourse Debt Minimum Gain, determined in accordance with Section 1.704-2(i)(5) of the Treasury

Regulations. Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Section 1.704-2(i)(4) of the Treasury Regulations. This paragraph 6(b) is intended to comply with the minimum gain chargeback requirement in such Section of the Treasury Regulations and shall be interpreted consistently therewith. Solely for purposes of this paragraph 6(b), each Partner's Adjusted Capital Account Balance shall be determined prior to any other allocations pursuant to
Article V of the Partnership Agreement with respect to such fiscal year, other than allocations pursuant to paragraph 6(a) hereof.

     7. Notwithstanding any provision of the Partnership Agreement to the contrary, in the event any Partners unexpectedly receive any adjustments, allocations or distributions described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), 1.704-1 (b)(2)(ii)(d)(5) or 1.704-1(b)(2)(ii)(d)(6),
items of Partnership income and gain shall be specially allocated to such Partners in an amount and manner sufficient to eliminate the deficits in their Adjusted Capital Account Balances created by such adjustments, allocations or distributions as quickly as possible.

     8. No loss shall be allocated to any Partner to the extent that such allocation would result in a deficit in its Adjusted Capital Account Balance while any other Partner continues to have a positive Adjusted Capital Account Balance; in such event, losses shall first be allocated to any Partners with positive Adjusted Capital Account Balances, and in proportion to such balances, to the extent necessary to reduce their positive Adjusted Capital Account Balances to zero. Any excess shall be allocated to the General Partner.

     9. Any special allocations of items pursuant to this Part A shall be taken into account in computing subsequent allocations so that the net amount of any items so allocated and the profits, losses and all other items allocated to each such Partner pursuant to Article V of the Partnership Agreement shall, to the extent possible, be equal to the net amount that would have been allocated to each such Partner pursuant to the provisions of Article V of the Partnership Agreement if such special allocations had not occurred.

     10. Notwithstanding any provision of the Partnership Agreement to the contrary, Nonrecourse Deductions for any fiscal year or other period shall be specially allocated to the Partners in the manner and in accordance with the percentages set forth in Section 5.1 of the Partnership Agreement.

     11. Notwithstanding any provision of the Partnership Agreement to the contrary, any Partner Nonrecourse Deduction for any fiscal year or other period shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Section 1.704-2(i) of the Treasury Regulations.

     B.Capital Account Adjustments and 704(c) Tax Allocations.

     1. For purposes of computing the amount of any item of income, gain, deduction or loss to be reflected in the Partners' capital accounts, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal income tax purposes; provided, however, that:

          (a) Any income, gain or loss attributable to the taxable disposition of any property shall be determined by the Partnership as if the adjusted basis of such property as of such date of disposition was equal in amount to (i) the Agreed Value less book depreciation in the case of the Initial Hotels or other contributed properties, or (ii) the Carrying Value with respect to property subsequently purchased.

          (b) The computation of all items of income, gain, loss and deduction shall be made by the Partnership and, as to those items described in
     Section 705(a)(1)(B) or Section 705(a)(2)(B) of the Code, without regard to the fact that such items are not includable in gross income or are neither currently deductible nor capitalizable for federal income tax purposes.

     2. A transferee of a Partnership interest will succeed to the capital account relating to the Partnership interest transferred; provided, however, that if the transfer causes a termination of the Partnership under Section 708(b)(1)(B) of the Code, the Partnership properties shall be deemed to have been distributed in liquidation of the Partnership to the Partners (including the transferee of a Partnership interest) and recontributed by such Partners and transferees in reconstitution of the Partnership. The capital accounts of such reconstituted Partnership shall be maintained in accordance with the principles set forth herein.

     3. Upon an issuance of additional Partnership interests for cash, the capital accounts of all Partners (and the Agreed Values of all Partnership properties) shall, immediately prior to such issuance, be adjusted (consistent with the provisions hereof) upward or downward to reflect any unrealized gain or unrealized loss attributable to each Partnership property (as if such unrealized gain or unrealized loss had been recognized upon an actual sale of such property at the fair market value thereof, immediately prior to such issuance, and had been allocated to the Partners, at such time, pursuant to Article V of the Partnership Agreement). In determining such unrealized gain or unrealized loss attributable to the properties, the fair market value of Partnership properties shall be determined by the General Partner using such reasonable methods of valuation as it may adopt.

     4. Immediately prior to the distribution of any Partnership property in liquidation of the Partnership, the capital accounts of all Partners shall be adjusted (consistent with the provisions hereof and Section 704 of the Code) upward or downward to reflect any unrealized gain or unrealized loss attributable to the Partnership property (as if such unrealized gain or unrealized loss had been recognized upon an actual sale of each such property, immediately prior to such distribution, and had been allocated to the Partners, at such time, pursuant to Article V of the Partnership Agreement). In determining such unrealized gain or unrealized loss attributable to property, the fair market value of Partnership property shall be determined by the General Partner using such reasonable methods of valuation as it may adopt.

     5. In accordance with Section 704(c) of the Code and the regulations thereunder, income, gain, loss and deduction with respect to any property shall, solely for tax purposes, and not for capital account purposes, be allocated among the Partners so as to take account of any variation between the adjusted basis of such property to the Partnership for federal income tax purposes.

     6. In the event the Agreed Value of any Partnership asset is adjusted as described in paragraph 3 above, subsequent allocations of income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Agreed Value in the same manner as under Section 704(c) of the Code and the regulations thereunder.

     7. Any elections or other decisions relating to such allocations shall be made by the General Partner in any manner that reasonably reflects the purpose and intention of this Agreement.

     C. Definitions. For the purposes of this Exhibit, the following terms shall have the meanings indicated unless the context clearly indicates otherwise:

     "Adjusted Capital Account Balance": means the balance in the capital account of a Partner as of the end of the relevant fiscal year of the Partnership, after giving effect to the following: (i) credit to such capital account any amounts the Partner is obligated to restore, pursuant to the terms of this Agreement or otherwise, or is deemed obligated to restore pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Treasury Regulations, and (ii) debit to such capital account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6) of the Regulations.

     "Agreed Value": means the net fair market value of Contributed Property as agreed to by the Contributing Partner and the Partnership (or other property subsequently adjusted to reflect contributions), using such reasonable method of valuation as they may adopt.

     "Carrying Value": means the adjusted basis of such property for federal income tax purposes as of the time of determination.

     "Nonrecourse Deductions": shall have the meaning set forth in Section 1.704-2(b)(1) of the Treasury Regulations. The amount of Nonrecourse Deductions for a Partnership fiscal year equals the excess, if any, of the net increase, if any, in the amount of Partnership Minimum Gain during that fiscal year over the aggregate amount of any distributions during that fiscal year of proceeds of a Nonrecourse Liability, that are allocable to an increase in Partnership Minimum Gain, determined according to the provisions of Section 1.704-2(c) of the Treasury Regulations.

     "Nonrecourse Liability": shall have the meaning set forth in Section 1.704-2(b)(3) of the Treasury Regulations.

     "Partner Nonrecourse Debt Minimum Gain": means an amount, with respect to each Partner Nonrecourse Debt, determined in accordance with Section 1.704-2(i) of the Treasury Regulations.

     "Partner Nonrecourse Debt": shall have the meaning set forth in Section 1.704-2(b)(4) of the Treasury Regulations.

     "Partner Nonrecourse Deductions":  shall have the meaning set forth in
Section 1.704-2(i)(2) of the Treasury Regulations. For any Partnership taxable year, the amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt equal the net increase during the year, if any, in the amount of Partner Nonrecourse Debt Minimum Gain reduced (but not below zero) by proceeds of the liability that are both attributable to the liability and allocable to an increase in the Partner Nonrecourse Debt Minimum Gain.

     "Partnership Agreement": shall mean this Agreement of Limited Partnership Agreement of RRF Limited Partnership.

     "Partnership Minimum Gain": shall have the meaning set forth in Sections 1.704-2(b)(2) and 1.704-2(d) of the Treasury Regulations.

     For purposes of this Exhibit, all other capitalized terms will have the same definition as in the Partnership Agreement.

                                   EXHIBIT D

                                  RIGHTS TERMS

     The Rights granted by the General Partner to the Class A Limited Partners pursuant to Section 7.4 hereof shall be subject to the following terms and conditions:

     1. Definitions. The following terms and phrases shall, for purposes of this Exhibit D and the Agreement, have the meanings set forth below:

          "Beneficially Own" shall mean the ownership of REIT Shares by a Person who would be treated as an owner of such REIT Shares either directly or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code.

          "Cash Purchase Price" shall have the meaning set forth in Paragraph 4 hereof.

          "Computation Date" shall mean the date on which an Exchange Exercise Notice is delivered to the General Partner.

          "Election Notice" shall mean the written notice to be given by the General Partner to the Exercising Partner(s) in response to the receipt by the General Partner of an Exchange Exercise Notice from such Exercising Partner(s), the form of which Election Notice is attached hereto as
     Schedule 2.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor statute.

          "Exchange Exercise Notice" shall have the meaning set forth in Paragraph 2 hereof.

          "Exchange Factor" shall mean 100%, provided that such factor shall be adjusted in accordance with the Antidilution Provisions of Paragraph 10 hereof.

          "Exchange Rights" shall have the meaning set forth in Paragraph 2 hereof. "Exercising Partners" shall have the meaning set forth in Paragraph 2 hereof.

          "Offered Partnership Units" shall mean the Partnership Units of the Exercising Partner(s) identified in an Exchange Exercise Notice which, pursuant to the exercise of Exchange Rights, can be acquired by the General Partner under the terms hereof.

          "Ownership Limit" shall have the meaning set forth in Paragraph 3 hereof.

          "Purchase Price" shall mean the Cash Purchase Price or the Stock Purchase Price, or a combination thereof.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor statute.

          "Stock Purchase Price" shall have the meaning set forth in Paragraph 4 hereof.

     2. Delivery of Exchange Exercise Notices. Any one or more Limited Partners ("Exercising Partners") may, subject to the limitations set forth herein, deliver to the General Partner written notice (the "Exchange Exercise Notice") pursuant to which such Exercising Partners elect to exercise their rights to exchange (the "Exchange Rights") all or any portion of their Partnership Units for REIT Shares subject to the limitations contained in Paragraph 3 below.

     3. Limitation on Exercise of Exchange Rights. Exchange Rights may be exercised at any time and subject, in all cases, to the limitations contained herein and in Section 85. of the General Partner's Declaration of Trust (the "Ownership Limit"). The Exchange Rights shall expire with respect to any Partnership Units for which an Exchange Exercise Notice has not been delivered to the General Partner on or prior to the date that the Partnership is dissolved. If an Exchange Exercise Notice is delivered to the General Partner but, as a result of the Ownership Limit, the Exchange Rights cannot be exercised in full, the Exchange Exercise Notice shall be deemed to be modified such that the Exchange Rights shall be exercised only to the extent permitted under the Ownership Limit; with the remainder of such Exchange Rights being deemed to be an offer to sell such Offered Partnership Units to the General Partner for the Cash Purchase Price.

     4. Computation of Purchase Price/Form of Payment. The Purchase Price payable by the General Partner to each Exercising Partner for the Offered Partnership Units shall be payable by the issuance by the General Partner of the number of shares of its REIT Shares equal to the product, expressed as a whole number, of (i) the number of Partnership Units being exchanged, multiplied by
(ii) the Exchange Factor (the "Stock Purchase Price"). At the time that the Ownership Limit is reached, the Purchase Price to be paid for the Offered Partnership Units shall be paid in cash rather than in REIT Shares (the "Cash Purchase Price"). The Cash Purchase Price shall mean, with respect to the applicable number of Offered Partnership Units upon the exercise of any Exchange Right, an amount of cash (in immediately available funds) equal to (i) the number of shares of the General Partner's REIT Shares that would be issued to the Exercising Partner if the Stock Purchase Price were paid for such Offered Partnership Units (taking into account the adjustments required pursuant to the definition of "Exchange Factor") multiplied by (ii) the REIT Share Value computed as of the Computation Date. The Cash Purchase Price shall be paid in the form of cash, or cashier's check, or by wire transfer of immediately available funds to the Exercising Partner's designated account.

     5. Closing; Delivery of Election Notice. The closing of the acquisition of Offered Partnership Units shall, unless otherwise mutually agreed, be held at the principal office of the General Partner, on the following date(s):

          (a) With respect to the exercise of Exchange Rights for which the Stock Purchase Price is payable, or for which the General Partner elects to pay the Cash Purchase Price, the closing shall occur no later than the later of (i) ten (10) days after the delivery of the Election Notice and
     (ii) the expiration or termination of the waiting period applicable to each Exercising Partner, if any, under the Hart-Scott Act; and

          (b) With respect to the exercise of Exchange Rights for which the General Partner is required to pay the Cash Purchase Price, the General Partner shall, within thirty (30) days after receipt by the General Partner of the Exchange Exercise Notice delivered in accordance with the requirements of Paragraph 2 hereof, deliver to the Exercising Partner(s) an Election Notice, which Election Notice shall (i) specify the General Partner's need to pay the Cash Purchase Price for some or all of the Offered Partnership Units and (ii) set forth the computation of the Cash Purchase Price to be paid by the General Partner to such Exercising Partner(s) and the date, time and location for completion of the purchase and sale of the Offered Partnership Units, which date shall, to the extent required, in no event be more than sixty (60) days after the Computation Date for such Exchange Exercise Notice; provided, however, that such sixty
     (60) day period may be extended for an additional period to the extent required for the General Partner to cause additional REIT Shares to be issued to provide financing to be used to acquire the Offered Partnership Units. Notwithstanding the foregoing, the General Partner agrees to use its best efforts to cause the closing of the acquisition of Offered Partnership Units hereunder to occur as quickly as is reasonably possible.

     6. Closing Deliveries. At the closing, payment of the Purchase Price shall be accompanied by proper instruments of transfer and assignment and by the delivery of (i) representations and warranties of (A) the Exercising Partner with respect to its due authority to sell all of the right, title and interest in and to such Offered Partnership Units to the General Partner and with respect to the status of the Offered Partnership Units being sold, free and clear of all liens, and (B) the General Partner with respect to due authority for the purchase of such Offered Partnership Units, and (ii) to the extent that REIT Shares are issued in payment of the Stock Purchase Price, (A) an opinion of counsel for the General Partner reasonably satisfactory to the Exercising Partner(s), to the effect that such REIT Shares have been duly authorized, are validly issued, fully-paid and non-assessable, and (following the date on which the a shelf registration has been declared effective by the SEC) have been duly registered under the Securities Act, and (B) a stock certificate or certificates evidencing the REIT Shares to be issued and registered in the name of the Exercising Partner(s) or its (their) designee.

     7. Term of Rights. Unless sooner terminated, the rights of the parties with respect to the Rights shall commence as of the date hereof and lapse for all purposes and in all respects on the date that the Partnership is dissolved; provided, however, that the parties hereto shall continue to be bound by an Exchange Exercise Notice delivered to the General Partner prior to such date.

     8. Covenants of the General Partner. To facilitate the General Partner's ability to fully perform its obligations hereunder, the General Partner covenants and agrees as follows:

          (a) At all times during the pendency of the Exchange Rights, the General Partner shall reserve for issuance and keep available, free from preemptive rights, out of its authorized but unissued REIT Shares, such number of REIT Shares as may be necessary to enable the General Partner to issue REIT Shares in full satisfaction of all Exchange Rights which are from time to time outstanding (assuming no Ownership Limit applied and that the General Partner paid the Stock Purchase Price with respect to all such Exchange Rights).

          (b) As long as the General Partner shall be obligated to file periodic reports under the Exchange Act, the General Partner will timely file such reports in such manner as shall enable any recipient of REIT Shares issued to Limited Partners hereunder in reliance upon an exemption from registration under the Securities Act to continue to be eligible to utilize Rule 144 promulgated by the SEC pursuant to the Securities Act, or any successor rule or regulation or statute thereunder, for the resale thereof.

          (c) During the pendency of the Exchange Rights, the Limited Partners shall receive in a timely manner all reports filed by the General Partner with the SEC and all other communications transmitted from time to time by the General Partner to its shareholders generally.

          (d) All REIT Shares which may be issued upon exchange of Offered Partnership Units will upon issue be fully paid and non-assessable.

          (e) Except as provided in Section 4.3(a)(iii) of the Agreement, the General Partner shall not issue or sell any REIT Shares or other equity securities or any instrument convertible into any equity security for a consideration less than the fair value of such REIT Shares or other equity security, as determined in each case by the Board of Trustees of the General Partner, in consultation with the General Partner's professional advisors, and under no circumstances shall the General Partner declare any stock dividend, stock split, stock distribution or the like, unless fair and equitable arrangements are provided, to the extent necessary, to fully adjust, and to avoid any dilution in, the Exchange Rights of the Limited Partners under this Agreement, as provided in paragraph 10 below.

     9. Limited Partners' Covenants. Each Limited Partner covenants and agrees with the General Partner that all Offered Partnership Units tendered to the General Partner in accordance with the exercise of Exchange Rights herein provided shall be delivered to the General Partner free and clear of all liens and should any liens exist or arise with respect to such Offered Partnership Units, the General Partner shall be under no obligation to acquire the same unless, in connection with such acquisition, the General Partner has elected to pay a portion of the purchase price in the form of the Cash Purchase Price in circumstances where such Cash Purchase Price will be sufficient to cause such existing lien to be discharged in full upon application of all or a part of the Cash Purchase Price and the General Partner is expressly authorized to apply such portion of the Cash Purchase Price as may be necessary to satisfy any indebtedness in full and to discharge such lien in full. Each Limited Partner further agrees that, in the event any state or local property transfer tax is payable as a result of the transfer of its Offered Partnership Units to the General Partner (or its designee), such Limited Partner shall assume and pay such transfer tax.

     10. Antidilution Provisions.

     (a) The Exchange Factor shall be subject to adjustment from time to time effective upon the occurrence of the following events and shall be expressed as a percentage, calculated to the nearest one-thousandth of one percent (.001%):

          (i) In case the General Partner shall pay or make a dividend or other distribution on any class of shares of the General Partner in REIT Shares, the Exchange Factor in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be increased in proportion to the increase in outstanding REIT Shares resulting from such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following the record date fixed for such dividend or other distribution.

          (ii) In case outstanding REIT Shares shall be subdivided into a greater number of shares, the Exchange Factor in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, in case the outstanding REIT Shares shall be combined into a smaller number of shares, the Exchange Factor in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

     (b) In case the General Partner shall issue rights, options or warrants to all holders of its REIT Shares entitling them to subscribe for or purchase REIT Shares at a price per share less than the current market price per share (as determined in the next sentence), each holder of a Partnership Unit shall be entitled to receive such number of rights or warrants, as the case may be, as he would have been entitled to receive had he exchanged his Partnership Units immediately prior to the record date for such issuance by the General Partner. For the purpose of any computation pursuant to the next sentence, the current market price per share of REIT Shares on any date shall be deemed to be the average of the daily closing prices for the five consecutive Trading Days selected by the General Partner commencing not more than twenty (20) Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution requiring such computation. For purposes of this Exhibit D, the term "Trading Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day which securities are not traded on such exchange or in such market and the term "'ex' date", when used in respect of any issuance or distribution, shall mean the first date on which the shares trade regular way on such exchange or in such market without the right to receive such issuance or distribution.

     (c) In case the REIT Shares shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than subdivision or combination of shares or a stock dividend described in subparagraph (a)(ii) of this Paragraph) then and in each such event the Limited Partners shall have the right thereafter to exchange their Partnership Units for the kind and amount of shares and other securities and property which would have been received upon such reorganization, reclassification or other change by holders of the number of shares into which the Partnership Units might have been exchanged immediately prior to such reorganization, reclassification or change.

     (d) The General Partner may, but shall not be required to, make such adjustments to the number of REIT Shares issuable upon exchange of a Partnership Unit, in addition to those required by this Paragraph 10, as the General Partner's board of trustees considers to be advisable in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients. The General Partner's board of trustees shall have the power to resolve any ambiguity or correct any error in the adjustments made pursuant to this Paragraph and its actions in so doing shall be final and conclusive.

     11. Fractions of Shares. No fractional REIT Shares shall be issued upon exchange of Partnership Units. If more than one Partnership Unit shall be surrendered for exchange at one time by the same Exercising Partner, the number of full REIT Shares which shall be issuable upon exchange thereof (or the cash equivalent amount thereof if the Cash Purchase Price is paid) shall be computed on the basis of the aggregate amount of Partnership Units so surrendered. Instead of any fractional REIT Share which would otherwise be issuable upon exchange of any Partnership Unit or Partnership Units, the General Partner shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Value of a REIT Share at the close of business on the day of closing specified in Paragraph 5 of this Exhibit D (or, if such day is not a Trading Day, on the Trading Day immediately preceding such day).

     12. Notice of Adjustments of Exchange Factor. Whenever the Exchange Factor is adjusted as herein provided:

          (a) the General Partner shall compute the adjusted Exchange Factor in accordance with Paragraph 10 hereof and shall prepare a certificate signed by the chief financial officer or the Treasurer of the General Partner setting forth the adjusted Exchange Factor and showing in reasonable detail the facts upon which such adjustment is based; and

          (b) a notice stating that the Exchange Factor has been adjusted and setting forth the adjusted Exchange Factor shall forthwith be mailed by the General Partner to all holders of Exchange Rights at their last addresses on record under this Agreement.

     13. Notice of Certain Corporate Actions. In case:

          (a) the General Partner shall declare a dividend (or any other distribution) on its REIT Shares payable otherwise than in cash; or

          (b) the General Partner shall authorize the granting to holders of its REIT Shares of rights, options or warrants to subscribe for or purchase any shares of stock of any class or of any other rights; or

          (c) of any reclassification of the REIT Shares (other than a subdivision or combination of its outstanding REIT Shares, or of any consolidation, merger or share exchange to which the General Partner is a party and for which approval of any shareholders of the General Partner is required), or of the sale or transfer of all or substantially all of the assets of the General Partner; or

          (d) of the voluntary or involuntary dissolution, liquidation or winding up of the General Partner;

then the General Partner shall cause to be mailed to all holders of Exchange Rights at their last addresses on record under this Agreement, at least twenty
(20) days (or twelve (12) days in any case specified in clause (a) or (b) above) prior to the applicable record date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of REIT Shares of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined, or
(ii) the date on which such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of REIT Shares of record shall be entitled to exchange their shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up.

     14. Provisions in Case of Consolidation, Merger or Sale of Assets.

     In case of any consolidation of the General Partner with, or merger of the General Partner into, any other Persons, any merger or consolidation of another Person into the General Partner (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding REIT Shares of the General Partner), or any sale or transfer of all or substantially all of the assets of the General Partner, the Person formed by such consolidation or resulting from such merger or which acquires such assets of the General Partner, as the case may be, shall execute and deliver to each holder of Exchange Rights an agreement providing that such holder shall have the right thereafter, during the period such Exchange Rights shall be exercisable as specified herein, to require the exchange of Partnership Units for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of REIT Shares, for which such Partnership Unit might have been exchanged immediately prior to such consolidation, merger, sale or transfer, assuming such holder of REIT Shares is not a Person with which the General Partner consolidated or into which the General Partner merged or which merged into the General Partner, or to which such sale or transfer, was made, as the case may be (a "Constituent Person"), or an Affiliate of a Constituent Person, and failed to exercise his right of election, if any, as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each Common Share in respect of which such rights of election shall not have been exercised ("non-electing Share"), then for the purpose of this Paragraph 14 the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing Shares). Such agreement shall provide for adjustments which, for events subsequent to the effective date of such agreement, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Exhibit
D. The above provisions of this Paragraph 14 shall similarly apply to successive consolidations, mergers, sales or transfers.

                                   SCHEDULE 1

                            EXCHANGE EXERCISE NOTICE

TO: REALTY REFUND TRUST

     Reference is made to that certain Agreement of Limited Partnership, dated
            , 1997 (the "Partnership Agreement"), pursuant to which Realty ReFund Trust, an unincorporated Ohio business trust, and certain other persons, including the undersigned, formed a Delaware limited partnership known as RRF Limited Partnership (the "Partnership"). Capitalized terms used but not defined herein shall have the meanings set forth in the Partnership Agreement. Pursuant to Section 7.4 and Paragraph 2 of Exhibit D of the Partnership Agreement, each of the undersigned, being a limited partner of the Partnership (an "Exercising Partner"), hereby elects to exercise its Exchange Rights as to the number of Offered Partnership Units specified opposite its name below:

Dated:

      EXERCISING PARTNER                PARTNERSHIP UNITS                 NUMBER OF OFFERED
------------------------------    -----------------------------     -----------------------------


Exercising Partners:

------------------------------------

------------------------------------

                                   SCHEDULE 2

                                ELECTION NOTICE

To: Exercising Partner(s)

     Reference is made to that certain Agreement of Limited Partnership of RRF
Limited Partnership, dated             , 1997 (the "Partnership Agreement"),
pursuant to which the undersigned and certain other persons, including the Exercising Partners, formed a Delaware limited partnership known as RRF Limited Partnership (the "Partnership"). All capitalized terms used but not defined herein shall have the meanings set forth in the Partnership Agreement. Pursuant to subsection (b) of Paragraph 5 of Exhibit D to the Partnership Agreement, the undersigned, being the general partner of the Partnership, hereby notifies the Exercising Partner(s) that [(a) the Stock Purchase Price is payable by issuance of the number of Common Shares to the Existing Partner(s), as set forth below,] [(b) it has elected to pay the Cash Purchase Price by payment of cash to the Exercising Partner(s) for the number of Offered Partnership Units, as set forth below,] (c) the computation of the [Stock Purchase Price and Cash Purchase Price] as set forth on an attachment hereto, (d) the closing of the purchase and sale of the Offered Partnership Units by payment of the [Stock Purchase Price
shall take place at the offices of           on [date]] and [(e) the closing of
the payment of the Cash Purchase Price shall take place at the offices of on [date]].

     EXERCISING            NUMBER OF OFFERED              STOCK                CASH PURCHASE
     PARTNER(S)            PARTNERSHIP UNITS         PURCHASE PRICE                PRICE
---------------------    ---------------------    ---------------------    ---------------------


                                          REALTY REFUND TRUST,
                                          an unincorporated Ohio business trust

                                      By:
               -------------------------------------------------

                       Its:

-------------------------------------------------------------------------

                       Dated:

---------------------------------------------------------------------

                                   EXHIBIT E

             REPRESENTATIONS AND WARRANTIES OF WARRANTING PARTNERS

     Each of Hospitality Corporation International and InnSuites Innternational Hotels and Resorts, Inc. (collectively, the "Warranting Partners"), jointly and severally, represents to the Partnership that, except as set forth on the Disclosure Schedule delivered to the General Partner in connection with the execution of this Agreement, as follows:

     (a) Organization: Authority. Each of the Contributed Partnerships is a Warranting Partnership duly formed, validly existing and in good standing (to the extent applicable) under the laws of its jurisdiction of formation. Each Warranting Partner has the requisite power and authority to enter into and perform this Agreement.

     (b) Authorization: Binding Agreement. The execution, delivery and performance of this Agreement by each Warranting Partner has been duly and validly authorized by all necessary action of such Warranting Partner. This Agreement has been duly executed and delivered by each Warranting Partner and constitutes the legal, valid and binding obligation of such Warranting Partner, enforceable against such Warranting Partner in accordance with the terms hereof.

     (c) Consents and Approvals. Except for those obtained prior to the date hereof, no consent, waiver, approval or authorization of, or filing, registration or qualification with or notice to, any governmental unit or any other person is required to be made, obtained or given by any of the Warranting Partners or the Contributed Partnerships in connection with the execution, delivery and performance of this Agreement.

     (d) No Violation. None of the execution, delivery or performance of this Agreement by any Warranting Partner does, or with the giving of notice, lapse of time or both, will (1) violate, conflict with or constitute a default under any term or condition of (A) the organizational documents of such Warranting Partner or any of the Contributed Partnerships, or (B) any term or provision of any judgment, decree, order, statute, injunction, rule or regulation of a governmental unit applicable to such Warranting Partner or any of the Contributed Partnerships, or (C) any agreement, instrument or document to which such Warranting Partner or any of the Contributed Partnerships is a party or by which any of them is bound or to which their assets or properties is subject or bound or (2) result in the creation of any lien, claim, equity, security interest or other encumbrance ("Lien") upon the Contributed Property of such Warranting Partner or the assets or properties of such Warranting Partner or the Contributed Partnerships.

     (e) Compliance with Laws. To the Warranting Partners' best knowledge, each of the Contributed Partnerships is in compliance in all material respects with all private restrictions and laws, ordinances and regulations applicable to the conduct of the business of such Contributed Partnership and the ownership, use and operation of its properties (including the Initial Hotels and Corporate Hotel) and each has obtained all licenses, permits and other governmental approvals for the conduct thereof, which licenses and permits are in full force and effect, and the Contributed Partnerships have not taken (or failed to take) any action that would result in the revocation of such licenses or permits nor have the Contributed Partnerships received any notice of violation from any federal, state or municipal or other governmental or quasi-governmental authority or notice of an intention by any such authority to revoke any certificate of occupancy or other certificate, license or permit issued by it in connection with the use of any such Contributed Partnership's properties.

     (f) Environmental Matters. To the Warranting Partners' best knowledge, (1) the Contributed Partnerships and their respective properties (including the Initial Hotels and the Corporate Hotels) are in compliance, and heretofore have complied, with all Environmental Laws (as hereinafter defined); (2) none of the Contributed Partnerships has received any written notice from any governmental or quasi-governmental authority or other person that it, its current or former operations, or its properties now or heretofore owned, leased or used by it or any of its predecessors, are not or have not been in compliance with any Environmental Laws or that it has any material liability in respect thereof; and
(3) there are no administrative, regulatory or judicial proceedings pending or threatened against any Contributed Partnership pursuant to, or alleging any violation of or liability under, any Environmental Laws. To the Warranting Partners' best knowledge, except as set forth in the ESA's previously delivered to the General Partner, all of the properties now or heretofore owned, leased or used by any of the

Contributed Partnerships are free of all Hazardous Materials, and, to the best knowledge of Warranting Partners, no Hazardous Materials have ever been located on any of the properties now or heretofore owned, leased or used by any of the Contributed Partnerships.

     The term "Hazardous Materials" shall mean any substance, material, waste, gas or particulate matter which is regulated by any local governmental authority, the state in which any real property of the Contributed Partnerships is situated, or the United States Government, including but not limited to, any material or substance which is (i) defined as a "hazardous waste", "hazardous material", "hazardous substance", "extremely hazardous waste" or "restricted hazardous waste" under any provision of law of the state in which any real property of the Contributed Partnerships is situated, (ii) petroleum or petroleum based, (iii) asbestos, (iv) polychlorinated biphenyl, (v) radioactive material, (vi) designed a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. Section 1251 et seq. (33 U.S.C. Section 1317), (vii) defined as a "hazardous waste" pursuant to Section 1004 of the Resource Conversation and Recovery Act, 42 U.S.C. Section 6901 et seq. (42 U.S.C. Section
6903) or (viii) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Section 9601 et seq. (42 U.S.C. Section 9601). The term "Environmental Laws" shall mean all statutes specifically described in the foregoing sentence and all federal, state and local environmental health and safety statutes, ordinances, codes, rules, regulations, orders and decrees regulating, relating to or imposing liability or standards concerning or in connection with Hazardous Materials.

     (g) Ownership of Properties. Each of the Contributed Partnerships (i) is the sole owner of its respective properties and (ii) has good, valid and marketable title to such properties, free and clear of all Liens other than Permitted Exceptions (as hereafter defined).

     The term "Permitted Exceptions" shall mean in respect of real property or any interest or estate therein: (1) zoning laws and ordinances; (2) any deeds of trust or mortgages listed as exceptions to title in the most recent title commitments to insure title issued by TransNation Title Insurance Company relating to the properties of the Contributed Partnerships and delivered to the General Partner in connection with the execution of this Agreement (the "Title Commitments"); (3) any laws, ordinances, Liens, easements, rights of way, restrictions, exemptions, reservations, conditions, limitations, covenants, adverse rights or interests described as exceptions on Schedule B (or any other applicable Schedule) of the Title Commitments; provided that any Contributed Partnership's property is not in violation thereof or, if in violation, provided that the same do not require the demolition, vacation or cessation of the present use of nay portion of the improvements material to such property or require the discontinuance of the use of all or any material portion of such property for its present use; (4) any other easements, restrictions, reservations and encumbrances which do not individually or in the aggregate (A) impair the use of any such property in the operation of the business of the respective Contributed Partnership or (B) detract from the value of such property for the purpose of such business; and (5) taxes and assessments, both general and special, which are a lien but not yet due and payable.

     (h) Absence of Undisclosed Liabilities and Contractual Obligations. Except for liabilities arising in the ordinary course of business since the date of the Contributed Partnerships' financial statements as of and for the period ended December 31, 1996, the Contributed Partnerships have no liabilities of any nature, whether matured or unmatured, fixed or contingent (regardless of whether the disclosure thereof otherwise would be required by generally accepted accounting principles) which could have, individually or in the aggregate, a material adverse effect upon such Contributed Partnership or the Partnership. There are no Significant Agreements (as hereinafter defined) of a Contributed Partnership other than as previously disclosed to the General Partner.

     For purposes hereof, "Significant Agreement" of a Contributed Partnership means and includes any of the following to which such entity is a party or by which it or any of its assets or properties may be subject or bound: (1) all agreements, instruments and documents evidencing, securing or pertaining to contractual obligations of a Contributed Partnership that involve annual payments or receipts in excess of $50,000.00; (2) all leases involving real property; and (3) all mortgages and deeds of trust encumbering any real property.

     (i) Significant Agreements: Binding Agreements. Each of the Significant Agreements is valid and binding and in full force and effect, enforceable against the Contributed Partnership which is a party thereto in accordance with its terms, subject to the bankruptcy or insolvency of such parties, similar laws of general applicability relating to or affecting creditors' rights generally, to general equity principles and to the discretion of any court in granting any relief or issuing any order and to the unenforceability of attorneys' fees provisions. Such Contributed Partnership is not in default in the performance of any obligation thereunder, and no event has occurred which, with the giving of notice or lapse of time or both, would constitute a default thereunder or permit the other party to terminate the rights of such Contributed Partnership thereunder.

     (j) Litigation. There are no claims, actions, suits, proceedings or investigations pending, or, to the Warranting Partners' knowledge, threatened, before any court, governmental unit or any arbitrator in respect of any Contributed Partnership or its assets.

     (k) Transfer Taxes. There are no transfer taxes payable, accruing or otherwise arising out of the transfer of the Contributed Partnership Interests or the Contributed Property to the Partnership, the admission of the General Partner to this Partnership or arising out of any of the transactions specified in this Agreement that are expected to occur contemporaneously or concurrent with or immediately after the execution hereof, which shall not have been paid by the Limited Partners.

     (l) Project Improvements. To the Warranting Partners' best knowledge, all buildings and improvements on the property owned by each Contributed Partnership, and all tangible personal property, equipment and fixtures constituting a part thereof, are in good condition and repair, and the roofs, walls and foundations of the buildings are free from leaks and seepage of moisture. To the best knowledge of the Warranting Partners, there is no defective condition (latent or otherwise) in respect of the buildings and improvements on the property owned by any Contributed Partnership.

     (m) Project Equipment: Utilities. The equipment located at the property owned by each Contributed Partnership is sufficient to permit the full operation of the improvements for their respective intended purposes. All water, sewer, gas, electric, telephone and drainage facilities and all of the utilities required by law for the normal operation of the property owned by the Contributed Partnerships are installed to the property line and are connected with valid permits, are in good working order and are adequate to serve such property in full compliance with law.

     (n) Condemnation Proceedings. No proceedings have been commenced or threatened by any authority having the power of eminent domain to condemn any part of the land or improvements relating to any of the properties owned by the Contributed Partnerships.

     (o) Insurance. The Warranting Partners have not received any notices from any insurance company of any defects or inadequacies in any property owned by a Contributed Partnership or any part thereof which would affect adversely the insurability of such property, and each such property complies with the requirements of all insurance carriers providing insurance therefor.

     (p) Accuracy of Information. All of the information provided to the General Partner by the Warranting Partners and/or the Contributed Partnerships (and/or the affiliates, agents, and advisors of any of them) in respect of the Contributed Partnerships, the Initial Hotels and/or the Corporate Hotels is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make such Information, in light of the circumstances under which such Information was provided, not misleading.

     For the purposes of the representations and warranties made pursuant to this Exhibit E, a statement that a fact is true to "the Warranting Partner's best knowledge" means that, after due investigation, none of the following Persons actually knows such statement to be untrue: James F. Wirth.

                                    ANNEX C

                           PERCENTAGE LEASE AGREEMENT

                         DATED AS OF             , 1998

                                    BETWEEN
 ------------------------------------------------------------------------------

                                   AS LESSOR
                                      AND
                           REALTY HOTEL LESSEE CORP.
                                   AS LESSEE

                               TABLE OF CONTENTS


                                                                                         PAGE
                                                                                         ----
ARTICLE I..............................................................................   C-1
  1.1     Grant........................................................................   C-1
  1.2     Leased Property..............................................................   C-1
  1.3     Term.........................................................................   C-1
  1.4     Building Contracts...........................................................   C-2
  1.5     Management Agreement; Assignment and Assumption..............................   C-2
ARTICLE II.............................................................................   C-2
ARTICLE III............................................................................   C-9
  3.1     Rent.........................................................................   C-9
  3.2     Payment of Percentage Rent...................................................   C-9
  3.3     Confirmation of Percentage Rent..............................................  C-10
  3.4     Additional Charges...........................................................  C-10
  3.5     Annual Revenue Projections...................................................  C-11
  3.6     Annual Capital Expenditures Budget...........................................  C-11
  3.7     Capital Expenditure Fund.....................................................  C-11
  3.8     Application of Capital Expenditure Fund......................................  C-11
  3.9     Unbudgeted Capital Expenditures..............................................  C-11
  3.10    Agent Method for Purchases of Capital Expenditures...........................  C-12
ARTICLE IV.............................................................................  C-13
  4.1     Payment of Taxes and Impositions.............................................  C-13
  4.2     Utility Charges..............................................................  C-13
  4.3     Insurance Premiums...........................................................  C-14
ARTICLE V..............................................................................  C-14
ARTICLE VI.............................................................................  C-14
  6.1     Ownership of the Leased Property.............................................  C-14
  6.2     Lessee's Personal Property...................................................  C-14
ARTICLE VII............................................................................  C-15
  7.1     Condition of the Leased Property.............................................  C-15
  7.2     Use of the Leased Property...................................................  C-15
  7.3     Lessor to Grant Easements, Etc...............................................  C-16
  7.4     Compliance with Ground Lease.................................................  C-16
ARTICLE VIII...........................................................................  C-16
          Compliance with Legal, Insurance Requirements, Lessor's Insurance and Tax
  8.1     Obligations..................................................................  C-16
  8.2     Legal Requirements Covenants.................................................  C-16
  8.3     Environmental Covenants......................................................  C-17
ARTICLE IX.............................................................................  C-18
  9.1     Maintenance and Repair.......................................................  C-18
  9.2     Encroachments, Restrictions, Etc.............................................  C-19
ARTICLE X..............................................................................  C-19
  10.1    Alterations..................................................................  C-19
  10.2    Salvage......................................................................  C-19
  10.3    Joint Use Agreements.........................................................  C-20
ARTICLE XI.............................................................................  C-20
  11.1    Liens........................................................................  C-20
ARTICLE XII............................................................................  C-20
  12.1    Permitted Contests...........................................................  C-20

                                                                                         PAGE
                                                                                         ----
ARTICLE XIII...........................................................................  C-21
  13.1    General Insurance Requirements...............................................  C-21
  13.2    Full Replacement Cost........................................................  C-22
  13.3    Waiver of Subrogation........................................................  C-22
  13.4    Waiver of Coinsurance........................................................  C-22
  13.5    Form Satisfactory, Etc.......................................................  C-22
  13.6    Increase in Limits...........................................................  C-22
  13.7    Blanket Policy...............................................................  C-22
  13.8    No Separate Insurance........................................................  C-22
  13.9    Reports of Insurance Claims..................................................  C-23
  13.10   Failure to Obtain Insurance..................................................  C-23
ARTICLE XIV............................................................................  C-23
  14.1    Insurance Proceeds...........................................................  C-23
  14.2    Reconstruction in the Event of Damage or Destruction Covered By Insurance....  C-23
          Reconstruction in the Event Of Damage or Destruction Not Covered By
  14.3    Insurance....................................................................  C-24
  14.4    Lessee's Personal Property...................................................  C-24
  14.5    Abatement of Rent............................................................  C-24
  14.6    Damage Near End of Term......................................................  C-24
  14.7    Waiver.......................................................................  C-24
ARTICLE XV.............................................................................  C-24
  15.1    Parties' Rights and Obligations..............................................  C-24
  15.2    Total Taking.................................................................  C-24
  15.3    Allocation of Award..........................................................  C-24
  15.4    Partial Taking...............................................................  C-25
  15.5    Temporary Taking.............................................................  C-25
ARTICLE XVI............................................................................  C-25
  16.1    Events of Default............................................................  C-25
  16.2    Remedies.....................................................................  C-26
  16.3    Waiver.......................................................................  C-28
  16.4    Application of Funds.........................................................  C-28
  16.5    Surrender....................................................................  C-28
ARTICLE XVII...........................................................................  C-29
  17.1    Lessor's Right to Cure Lessee's Default......................................  C-29
ARTICLE XVIII..........................................................................  C-29
  18.1    Exculpation..................................................................  C-29
ARTICLE XIX............................................................................  C-29
  19.1    Reit Compliance..............................................................  C-29
  19.2    Sublease Lessee Limitation...................................................  C-30
  19.3    Lessee Ownership Limitation..................................................  C-30
  19.4    Lessee Officer and Employee Limitation.......................................  C-30
ARTICLE XX.............................................................................  C-30
  20.1    Holding Over.................................................................  C-30
ARTICLE XXI............................................................................  C-30
  21.1    Risk of Loss.................................................................  C-30
ARTICLE XXII...........................................................................  C-30
  22.1    Indemnification..............................................................  C-30
ARTICLE XXIII..........................................................................  C-31
  23.1    Subletting and Assignment....................................................  C-31
  23.2    Attornment...................................................................  C-31
  23.3    Management Agreement.........................................................  C-32
ARTICLE XXIV...........................................................................  C-32
          Officers' Certificates; Financial Statements; Lessor's Estoppel Certificates
  24.1    and Covenants................................................................  C-32

                                                                                         PAGE
                                                                                         ----
ARTICLE XXV............................................................................  C-32
  25.1    Books and Records; Lessor's Right to Inspect.................................  C-32
ARTICLE XXVI...........................................................................  C-33
  26.1    No Waiver....................................................................  C-33
ARTICLE XXVII..........................................................................  C-33
  27.1    Remedies Cumulative..........................................................  C-33
ARTICLE XXVIII.........................................................................  C-33
  28.1    Acceptance of Surrender......................................................  C-33
ARTICLE XXIX...........................................................................  C-33
  29.1    No Merger of Title...........................................................  C-33
ARTICLE XXX............................................................................  C-33
  30.1    Conveyance by Lessor.........................................................  C-33
ARTICLE XXXI...........................................................................  C-34
  31.1    Quiet Enjoyment..............................................................  C-34
ARTICLE XXXII..........................................................................  C-34
  32.1    Notices......................................................................  C-34
ARTICLE XXXIII.........................................................................  C-34
  33.1    Lessor May Grant Liens, Subordination........................................  C-34
  33.2    Lessee's Right to Cure.......................................................  C-35
  33.3    Breach by Lessor.............................................................  C-35
  33.4    Lessee's Cooperation.........................................................  C-36
ARTICLE XXXIV..........................................................................  C-36
  34.1    Miscellaneous................................................................  C-36
  34.2    Transition Procedures........................................................  C-36
  34.3    Change of Franchise..........................................................  C-36
  34.4    Waiver of Presentment, Etc...................................................  C-37
ARTICLE XXXV...........................................................................  C-37
  35.1    Memorandum of Lease..........................................................  C-37
ARTICLE XXXVI..........................................................................  C-37
  36.1    Lessor's Option to Terminate Lease...........................................  C-37
ARTICLE XXXVII.........................................................................  C-37
  37.1    Compliance with Franchise Agreement..........................................  C-37

                           PERCENTAGE LEASE AGREEMENT


THIS PERCENTAGE LEASE AGREEMENT (this "Lease"), made as of the   day of
            , 1998, by and between                , an Arizona limited
partnership ("Lessor") and Realty Hotel Lessee Corp., a Nevada corporation ("Lessee"), provides as follows:


                                   ARTICLE I

     1.1 Grant. Lessor, in consideration of the payment of rent by Lessee to Lessor, the covenants and agreements to be performed by Lessee, and upon the terms and conditions hereinafter stated, does hereby rent and lease unto Lessee, and Lessee does hereby rent and lease from Lessor, the Leased Property (as hereinafter defined).

     1.2 Leased Property. The "Leased Property" is comprised of Lessor's interest in the following:

          (a) the ground leasehold interest described in Exhibit A attached hereto and incorporated herein by reference (the "Land");

          (b) all buildings, structures and other improvements of every kind including, but not limited to, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on-site and off-site), parking areas and roadways appurtenant to such buildings, structures and other improvements presently situated upon the Land (collectively, the "Leased Improvements"), including the Facility;

          (c) all easements, rights and appurtenances relating to the Land and to the Leased Improvements;

          (d) all equipment, machinery, fixtures, and other items of property required or incidental to the use of the Leased Improvements as a hotel, including all components thereof, now and hereafter permanently affixed to or incorporated in the Leased Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, all of which to the greatest extent permitted by law are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto (collectively, the "Fixtures");

          (e) all existing leases of space within the Leased Property (including any security deposits or collateral held by Lessor pursuant thereto), which space leases, if any, are listed on Exhibit B attached hereto and incorporated by reference; and

          (f) all contract rights, trade names, logos and other intangible property of Lessor with respect to the operation of the existing hotel business conducted on the Leased Property, including without limitation, all rights relating to the Franchise Agreement.

          (g) the furniture, fixtures and equipment listed or referred to on Exhibit C attached hereto and incorporated by reference.

THE LEASED PROPERTY IS DEMISED IN ITS PRESENT CONDITION WITHOUT REPRESENTATION OR WARRANTY (EXPRESSED OR IMPLIED) BY LESSOR AND SUBJECT TO THE RIGHTS OF PARTIES IN POSSESSION, AND TO THE EXISTING STATE OF TITLE INCLUDING ALL CURRENT AND FUTURE COVENANTS, CONDITIONS, RESTRICTIONS, EASEMENTS AND OTHER MATTERS (NOT LIMITED TO ITEMS OF RECORD) INCLUDING ALL APPLICABLE LEGAL REQUIREMENTS, THE LIEN OF FINANCING INSTRUMENTS, MORTGAGES, DEEDS OF TRUST AND SECURITY DEEDS, AND INCLUDING OTHER MATTERS WHICH WOULD BE DISCLOSED BY AN INSPECTION OF THE LEASED PROPERTY OR BY AN ACCURATE SURVEY THEREOF.


     1.3 Term. (a) The term of the Lease (the "Term") shall commence on the date that Lessor acquires the Leased Premises (the "Commencement Date") and shall end on May 31, 2007, unless sooner terminated in accordance with the provisions hereof.

          (b) Subject to the conditions set forth below, Lessee shall have the right, exercisable by delivering written notice to Sublessor at any time during the last twelve (12) months of the Term but in no event later than ninety (90) days prior to the expiration of the Term, to elect to extend the term of this Lease for a period of five (5) years on the same terms and conditions set forth herein except (i) that Lessee shall have no further right to extend the term hereof, and (ii) Base Rent and Percentage Rent shall be adjusted as the parties may agree, and if the parties do not, in the sole discretion of each party, reach agreement on such adjustment in such rent by the expiration of the Term, then the Base Rent for such extended term shall be equal to the greater of (x) the then current Base Rent and (y) one hundred forty percent (140%) of the initial Base Rent set forth above. The parties agree that any adjusted rent calculation shall not be based on the net income or net profits of Lessee.

     1.4 Building Contracts. Lessee acknowledges and agrees that the Leased Property is subject to the following contracts relating to the use, operation and maintenance thereof:

          (a) Laundry Equipment Lease; and

          (b) those certain service and other contracts identified on Exhibit B attached hereto and made a part hereof (collectively the "Service Contracts").

     1.5 Management Agreement; Assignment and Assumption. Upon the execution and delivery of this Lease, (a) Lessee shall enter into the Hotel Management Agreement in the form of Exhibit D attached hereto and made a part hereof; (b) all of Lessor's right, title and interest in the Leases shall be assigned to, and assumed by, Lessee, pursuant to an Assignment and Assumption of Leases in the form of Exhibit E attached hereto and made a part hereof; and (c) all of Lessor's rights and interests in the Service Contracts shall be assigned to, and assumed by, Lessee pursuant to an Assignment and Assumption of Service Contracts in the form of Exhibit F attached hereto and made a part hereof.

                                   ARTICLE II

     Definitions. For all purposes of this Lease, except as otherwise expressly provided or unless the context otherwise requires, (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular, (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as are at the time applicable, (c) all references in this Lease to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Lease and (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Lease as a whole and not to any particular Article, Section or other subdivision.

     "Additional Charges". As defined in Section 3.4.

     "Affiliate". As used in this Lease the term "Affiliate" of a Person shall mean (a) any Person that, directly or indirectly, controls or is controlled by or is under common control with such Person, (b) any other Person that owns, beneficially, directly or indirectly, five percent (5%) or more of the outstanding capital stock, shares or equity interests of such Person, or (c) any officer, director, employee, partner or trustee of such Person or any Person controlling, controlled by or under common control with such Person (excluding trustees and persons serving in similar capacities who are not otherwise an Affiliate of such Person). For the purposes of this definition, "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, partnership interests or other equity interests.

     "Audited Consolidated Financials". Consolidated Financials audited by a firm of independent certified public accountants acceptable to Lessor in its sole discretion.

     "Award". Compensation, sums or anything of value awarded, paid or received on a total or partial Condemnation.

     "Base Rent". The annual sum of $1,000,000, payable in advance in monthly installments as provided in Section 3.1(a), on or before the tenth (10th) day of each calendar month of the Term; provided however, that the first monthly payment of Base Rent shall be payable on the Commencement Date and that the first and last monthly payments of Base Rent shall be prorated as to any partial month (subject to adjustment as provided in Sections 14.5, 15.2, 15.4, and 15.5).

     "Business Day". Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which national banks in the City of Phoenix, Arizona, or in the municipality wherein the Leased Property is located, are closed.

     "Capital Expenditures". As defined in Section 3.7.

     "CERCLA". The Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

     "Code". The Internal Revenue Code of 1986, as amended.

     "Commencement Date". As defined in Section 1.2.

     "Condemnation". A Taking resulting from (1) the exercise of any governmental power, whether by legal proceedings or otherwise, by a Condemnor, and (2) a voluntary sale or transfer by Lessor to any Condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending.

     "Condemnor". Any public or quasi-public authority, or private corporation or individual, having the power of Condemnation.

     "Consolidated Financials". For any fiscal year (or other period for which such statements are prepared) for Lessee and its consolidated subsidiaries, a statement of financial position as of such fiscal year (or other period) end date and statements of operations, cash flows and retained earnings for the fiscal year (or other period) then ended, all in comparative form, together with notes thereto, prepared in accordance with generally accepted accounting principles.

     "Consolidated Net Worth". The sum of consolidated shareholders' equity of Lessee and any consolidated subsidiaries as shown on the most recent Audited Consolidated Financials.

     "Consumer Price Index". The "U.S. City Average, All Items" Consumer Price Index for All Urban Consumers published by the Bureau of Labor Statistics of the United States Department of Labor (Base: 1982-1984=100), or any successor index thereto. If (i) a significant change is made in the number or nature (or both) of items used in determining the Consumer Price Index, or (ii) the Consumer Price Index shall be discontinued for any reason, the Lessor shall request that the Bureau of Labor Statistics furnish a new index comparable to the Consumer Price Index, together with information which will make possible a conversion to the new index in computing the adjusted Base Rent hereunder. If for any reason the Bureau of Labor Statistics does not furnish an index and such information, the parties will instead mutually select, accept and use such other index or comparable statistic on the cost of living in Washington, D.C. that is computed and published by an agency of the United States or a responsible financial periodical of recognized authority.

     "Date of Taking". The date the condemnor has the right to possession of the Property being condemned.

     "Encumbrance". As defined in Article XXXIV.

     "Environmental Authority". Any federal, state, local or foreign department, agency or other body or component of any Government that administers, oversees or enforces any Environmental Laws.

     "Environmental Laws". All federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees, injunctions and duties under the common law relating to occupational health and safety, the protection of human health, and pollution of the indoor and outdoor environment (including without limitation, ambient air, surface water, ground water, (and surface or subsurface strata), including without limitation laws and regulations relating to emissions, discharges, Releases or threatened Releases of Hazardous Materials or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials. Environmental Laws include, but are not limited to, CERCLA, EPCRA, FIFRA, RCRA, SARA and TSCA.

     "Environmental Liabilities". Any and all obligations to pay the amount of any judgment or settlement, the cost of complying with any settlement, judgment or order for injunctive or other equitable relief, the cost of compliance or corrective action in response to any notice, demand or request from an Environmental Authority, the amount of any civil penalty or fine or criminal fine, and any court costs and reasonable amounts for attorney's fees, fees for witnesses, consultants and experts, and costs of investigation and preparation for defense of any claim or any Proceeding, regardless of whether such Proceeding is threatened, pending or completed, that may be or have been asserted against or imposed upon Lessor, Lessee, any Predecessor, the Leased Property or any property used therein and arising out of:

          (a) Failure of Lessee, any Predecessor or the Leased Property to comply at any time with all Environmental Laws;

          (b) Presence of any Hazardous Materials on, in, under, at or in any way affecting the Leased Property;

          (c) A Release at any time of any Hazardous Materials on, in, at, under or in any way affecting the Leased Property or any off-site property or facility;

          (d) Identification of Lessee, or any Predecessor as potentially responsible party under CERCLA or under any Environmental Law similar to CERCLA;

          (e) Presence at any time of any above ground and/or underground storage tanks as defined in RCRA or in any applicable Environmental Law on, in at or under the Leased Property or any off-site property or facility; or

          (f) Any and all claims for injury or damage to persons or property arising out of exposure to Hazardous Materials originating or located at the Leased Property, or resulting from operation thereof.

     "Environmental Liability". Either of an Identified Environmental Liability or an Unidentified Environmental Liability.

     "EPCRA". The Emergency Planning and Community Right to Know Act, as amended.

     "Event of Default". As defined in Section 16.1.

     "Facility". The hotel and/or other facility offering lodging and other services or amenities being operated or proposed to be operated on the Leased Property which shall be included in the Leased Improvements. The Facility is more particularly described on Exhibit D attached hereto and incorporated by reference.

     "FIFRA". The Federal Insecticide, Fungicide, and Rodenticide Act as amended.

     "Fiscal Year". The 12-month period from January 1 to December 31.

     "Fixtures". As defined in Section 1.1.

     "Food and Beverage Revenues". Gross revenues, receipts and income of any kind (whether on a cash or credit basis) paid, collected or accrued and derived directly or indirectly by Lessee from: (i) the sale, for on-site consumption at the Leased Property or through off-site catering services, of food and nonalcoholic beverages, including sales attributable to guest rooms, banquet rooms, meeting rooms, the restaurant, the lounge, the bar and other similar rooms; (ii) the sale of wine, beer, liquor or other alcoholic beverages, including sales attributable to the restaurant, the bar, the lounge, guest rooms, meeting rooms, banquet rooms, off-site catering or any location at the Leased Property; (iii) cover charges and audio-visual rental charges related to banquet, ballroom or meeting room events, and (iv) banquet and meeting room revenues, including room rental charges from such banquet and meeting rooms. Such revenues shall not include the following:

          (a) Room and Other Revenues as defined below;

          (b) Any gratuities or service charges added to a customer's bill or statement in lieu of a gratuity, which gratuity or charge Lessee is obligated to pay to or which was paid directly to an employee;

          (c) Customary and reasonable credits, rebates, refunds or negative adjustments to guests;

          (d) Sales taxes and any additional taxes imposed on the sale of alcoholic beverages; and

          (e) Amounts attributable to customary and reasonable allowances, giveaways and promotions.

     "Franchise Agreement". The franchise agreements or license agreements currently in effect with Franchisor, and any amendments, replacements or extensions thereof or other agreements relating thereto hereafter implemented with the prior approval of Lessor, under which the Facility is operated.

     "Franchisor". Best Western International, Inc., InnSuites Licensing Corp. or such other national hotel franchisor approved by Lessor in accordance with
Section 34.3.

     "Government". The United States of America, any state, county, municipality, local government, district or territory thereof, any foreign nation, any state, district, department, territory or other political division thereof, or any administrative agency, board, commission, bureau or political subdivision of any of the foregoing.

     "Ground Lease". The ground lease between Lessor and             dated as of
            , as amended, executed with respect to the Land.

     "Ground Rent". All rent payable by Lessor as sublessee with respect to the Ground Lease.

     "Hazardous Materials". All chemicals, pollutants, contaminants, wastes and toxic substances, including without limitation:

          (a) Solid or hazardous waste, as defined in RCRA or in any Environmental Law;

          (b) Hazardous substances, as defined in CERCLA or in any Environmental Law;

          (c) Toxic substances, as defined in TSCA or in any Environmental Law;

          (d) Insecticides, fungicides, or rodenticides, as defined in FIFRA or in any Environmental Law; and

          (e) Gasoline or any other petroleum product or by-product, polychlorinated biphenyls, asbestos, radon and urea formaldehyde.

     "Impositions". Collectively, all taxes (including, without limitation, all personal property, sales and use (including sales, rent or occupancy taxes on Rent), single business, gross receipts, transaction, privilege, rent or similar taxes as the same relate to or are imposed upon Lessee, its personal property or its business conducted upon the Leased Property), assessments (including, without limitation, all assessments for public improvements or benefit, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term), water, sewer or other rents and charges, excises, tax inspection, authorization and similar fees and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Leased Property or the business conducted thereon by Lessee (including all interest and penalties thereon caused by any failure in payment by Lessee), which at any time prior to, during or with respect to the Term may be assessed or imposed on or with respect to or be a lien upon (a) Lessor's interest in the Leased Property, (b) the Leased Property, or any part thereof or any rent therefrom or any estate, right, title or interest therein, or (c) any occupancy, operation, use or possession of, or sales from, or activity conducted on or in connection with the Leased Property, or the leasing or use of the Leased Property or any part thereof by Lessee. Notwithstanding the foregoing, Impositions shall not include (1) any Real Estate Taxes on the Leased Property, (2) any personal property taxes on Lessor's personal property, (3) any tax based on net income (whether denominated as an income, franchise or capital stock or other tax) imposed on Lessor or any other Person other than Lessee and Affiliates of Lessee, (4) any net revenue tax of Lessor or any other Person (other than Lessee or an Affiliate of Lessee), (5) any tax imposed with respect to the sale, exchange or other disposition by Lessor of any Leased Property or the proceeds thereof, or (6) any single business, gross receipts (other than a tax on any rent received by Lessor from Lessee), transaction, privilege or similar taxes as the same relate to or are imposed upon Lessor, except to the extent that any tax, assessment, tax levy or charge that Lessee is obligated to pay pursuant to the first sentence of this definition, and that is in effect any time during the Term hereof, is totally or partially repealed, and a tax, assessment, tax levy or charge set forth in clause (1) through (6) is levied, assessed or imposed expressly in lieu thereof.

     "Indemnified Environmental Liability". As defined in Section 8.3.

     "Indemnified Party; Indemnitee". Either of a Lessee Indemnified Party or a Lessor Indemnified Party.

     "Indemnifying Party". Any party obligated to indemnify an Indemnified Party pursuant to Section 8.3 or Article XXII.

     "Insurance Requirements". All terms of any insurance policy required by this Lease, any Franchisor or any Legal Requirement, and all requirements of the issuer of any such policy as to such policy and/or the Leased Property.

     "Inventory". All inventories, supplies, guest supplies, food and beverage inventory, and consumable merchandise used in connection with the operation of the Facility, but excluding all such items to the extent owned by concessionaires, tenants, subtenants, licensees or other Persons occupying all or a portion of the Leased Property as permitted by this Lease.

     "Land". As defined in Section 1.1(a).

     "Lease". This Lease.

     "Leased Improvements; Leased Property". Each as defined in Section 1.1.

     "Legal Requirements". All federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting either the Leased Property or the maintenance, construction, use or alteration thereof (whether by Lessee or otherwise), whether or not hereafter enacted and in force, including (a) all Environmental Laws, and (b) any laws, rules or regulations that may (1) require repairs, modifications or alterations in or to the Leased Property or (2) in any way adversely affect the use and enjoyment thereof; and all permits, licenses and authorizations and regulations relating thereto and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Lessee (other than encumbrances hereafter created by Lessor without the consent of Lessee), at any time in force affecting the Leased Property.

     "Lending Institution". Any insurance company, investment banking company, credit company, federally insured commercial or savings bank, national banking association, savings and loan association, employees welfare, pension or retirement fund or system, corporate profit sharing or pension trust, college or university, or real estate investment trust, including any corporation qualified to be treated for federal tax purposes as a real estate investment trust, such trust having a net worth of at least $10,000,000 and REMIC, conduit lenders.

     "Lessee". The Lessee designated on this Lease and its permitted successors and assigns.

     "Lessee Indemnified Party". Lessee and (i) any Affiliate of Lessee; (ii) any Person against whom any liability may be asserted as a result of a direct or indirect ownership interest (including a shareholder's interest) in Lessee;
(iii) the officers, directors, shareholders, employees, agents and representatives of Lessee; and (iv) the respective heirs, personal representatives, successors and assigns of any of the foregoing Persons.

     "Lessee's Personal Property". As defined in Section 6.2.

     "Lessor". The Lessor designated on this Lease and its successors and assigns.

     "Lessor Indemnified Party". Lessor and (i) any Affiliate of Lessor; (ii) any Person against whom any liability may be asserted as a result of a direct or indirect ownership interest (including an interest as a partner) in Lessor;
(iii) the employees, agents and representatives of Lessor; (iv) Realty ReFund Trust, its officers, trustees, shareholders, employees and agents; and (v) the respective heirs, personal representatives, successors and assigns of any of the foregoing Persons.

     "Notice". A notice given pursuant to Article XXXII.

     "Officer's Certificate". A certificate of Lessee in form and substance reasonably acceptable to Lessor signed by the chief operating officer and the chief financial officer or another officer authorized so to sign by the board of directors or by-laws of Lessee, or any other person whose power and authority to act has been authorized by delegation in writing by any such officer.

     "Overdue Rate". On any date, a rate equal to 1% per month, but in no event greater than the maximum rate then permitted under applicable law.

     "Partial Fiscal Year". Any portion of a Fiscal Year which falls during the Term hereof.

     "Payment Date". Any due date for the payment of any installment of Rent.

     "Percentage Rent". As defined in Section 3.1(b).

     "Person". Any individual, corporation, general or limited partnership, limited liability company, limited liability partnership, stock company or association, joint venture, association, company, trust, bank, trust company, land trust, real estate investment trust, business trust, or other entity and government and agency and political subdivision thereof.

     "Predecessor". Any Person whose liabilities arising under any Environmental Law relating to the Leased Property have or may have been retained or assumed by Lessee, either contractually or by operation of law.

     "Primary Intended Use". As defined in Section 7.2(b).

     "Prime Rate". The rate of interest announced publicly by Citibank N.A., in New York, New York from time to time, as such bank's base rate. If no such rate is announced or if such rate is discontinued, then such other rate as Lessor may reasonably designate.

     "Proceeding". Any judicial action, suit or proceeding (whether civil or criminal), any administrative proceeding (whether formal or informal), any investigation by a governmental authority or entity (including a grand jury), and any arbitration, mediation or other non-judicial process for dispute resolution.

     "RCRA". The Resource Conservation and Recovery Act, as amended.

     "Real Estate Taxes". All real estate taxes (including any applicable interest and penalties thereon), including general and special assessments, if any, and possessory interest taxes which are imposed upon the Land and/or the Leased Property.

     "Release". A "Release" as defined in CERCLA or in any Environmental Law, unless such Release has been properly authorized and permitted in writing by all applicable Environmental Authorities or is allowed by such Environmental Law without authorizations or permits.

     "Rent". Collectively, the Base Rent, Percentage Rent and Additional
Charges.

     "Room and Other Revenues". All gross revenues, receipts and income of any kind (whether on a cash or credit basis) paid, collected or accrued and derived directly or indirectly by Lessee from: (i) the rental of guest rooms; (ii) gift shop operations; (iii) fees collected from telephone, game room and guest laundry services; and (iv) guaranteed no show reservations, space rentals (excluding banquet and meeting room space rentals), discounts earned, vending machines (but only to the extent of the net proceeds therefrom), valet services, movie services (but only to the extent of the net proceeds therefrom), and commissions earned; and (v) all other revenues in connection with the use or operation of the Leased Property and all services or activities provided thereon, including revenue derived from subtenants, concessionaires, and licensees, all as determined in accordance with generally accepted accounting principles. Notwithstanding the previous sentence, Room and Other Revenues shall not include:

          (a) The amount of any credits, rebates, refunds or adjustments to customers, guests or patrons;

          (b) Sales or use taxes; (c) Interest income;

          (d) Gratuities paid or payable to Persons other than Lessee or its Affiliate;

          (e) Gains from the sale of assets out of the ordinary course of business; and

          (f) Food and Beverage Revenues as defined above.

     "SARA". The Superfund Amendments and Reauthorization Act of 1985, as amended.

     "State". The State or Commonwealth of the United States in which the Leased Property is located.

     "Subsidiaries". Corporations in which Lessee owns, directly or indirectly, more than fifty percent (50%) of the voting stock or control, as applicable.

     "Taking". A taking or voluntary conveyance during the Term hereof of all or part of the Leased Property, or any interest therein or right accruing thereto or use thereof, as the result of, or in settlement of, any Condemnation or other eminent domain proceeding affecting the Leased Property whether or not the same shall have actually been commenced.

     "Term". As defined in Section 1.3.

     "TSCA". The Toxic Substances Control Act, as amended.

     "Unavoidable Delay". A delay due to strikes, lock-outs, labor unrest, inability to procure materials, power failure, acts of God, governmental restrictions, enemy action, civil commotion, fire, unavoidable casualty or other causes beyond the control of the party responsible for performing an obligation hereunder, provided that lack of funds shall not be deemed a cause beyond the control of either party hereto unless such lack of funds is caused by the failure of the other party hereto to perform any obligations of such party under this Lease.

     "Uneconomic For Its Primary Intended Use". A state or condition of the Facility such that in the good faith judgment of Lessor it is uneconomic to operate the Facility for its Primary Intended Use, taking into account, among other relevant factors, the number of usable rooms and projected revenues.

     "Uniform System". The Uniform System of Accounts for Hotels (8th Revised Edition, 1986) as published by the Hotel Association of New York City, Inc. as same may hereafter be revised.

     "Unsuitable For Its Primary Intended Use". A state or condition of the Facility such that, in the good faith judgment of Lessor, due to casualty damage or loss through Condemnation, the Facility cannot be operated or cannot function as an integrated hotel facility consistent with standards applicable to a well maintained and operated hotel.

                                  ARTICLE III

     3.1 Rent. Lessee will pay to Lessor in lawful money of the United States of America which shall be legal tender for the payment of public and private debts, in immediately available funds, at Lessor's address set forth in Article XXXII hereof or at such other place or to such other Person, as Lessor from time to time may designate in a Notice, (A) the higher of (i) Base Rent or (ii) Percentage Rent and (B) Additional Charges, during the Term, as follows:

          (a) Base Rent: The annual sum of $          , payable in advance in
     consecutive monthly installments, on or before the tenth (10th) day of each calendar month of the Term ("Base Rent") in an amount equal to the product of the Base Rent multiplied by the applicable Monthly Factor, provided, however, that the first monthly payment of Base Rent shall be payable on the Commencement Date and that the first and last monthly payments of Base Rent shall be prorated as to any partial month (subject to adjustment as provided in Sections 14.5, 15.2, 15.4, and 15.5); and provided, further, that Base Rent shall be increased by increases in CPI as set forth in Subsection (c) below.


          (b) Percentage Rent: For each Fiscal Year and Partial Fiscal Year during the Term commencing with the Fiscal Year or Partial Fiscal Year ending December 31, 1998, Lessee shall pay percentage rent ("Percentage Rent"), if such Percentage Rent is in excess of Base Rent for such Fiscal Year or Partial Fiscal Year, in an amount calculated as follows:


             (i) The sum of (A)   % of the first $          in Room and Other
        Revenues for such Fiscal Year or Partial Fiscal Year, (B)   % of all
        amounts above $          up to $          in Room and Other Revenues for
        such Fiscal Year or Partial Fiscal Year, and (C) % of all Room and Other
        Revenues in excess of $          for such Fiscal Year or Partial Fiscal
        Year (the preceding dollar figures being referred to hereinafter as the "Threshold Amounts", such Threshold Amounts to be prorated on a per diem basis for any Partial Fiscal Year), plus

             (ii) 5% of all Food and Beverage Revenues in excess of $200,000 for such Fiscal Year or Partial Fiscal Years.


          (c) CPI Adjustments to the Threshold Amounts and Base Rent. For each Fiscal Year of the Term beginning on or after January 1, 1999, the Threshold Amounts and Base Rent shall be adjusted from time to time as follows:


           If the most recently published Consumer Price Index as of the last day of the last month (the "Comparison Month") of any Fiscal Year is different than the average Consumer Price Index for the twelve (12) month period prior thereto, each of Base Rent and the Threshold Amount for the next Fiscal Year shall be adjusted by the percentage change in the Consumer Price Index calculated by multiplying the Base Rent and each Threshold Amount by the quotient obtained by dividing the Consumer Price Index for the most recent Comparison Month by the Consumer Price Index for the month which is exactly twelve (12) months prior thereto.

          Adjustments in the Threshold Amounts and Base Rent shall be effective on the first day of the first calendar month of the Fiscal Year to which such adjusted Threshold Amounts apply. In the event of casualty and corresponding payment of rent out of the proceeds of rental interruption insurance provided pursuant to Section 13.1(c), the Percentage Rent shall be based upon the higher of (i) actual revenues, (ii) revenues for the same period in the previous Fiscal Year (whether or not during the Term), or
     (iii) projected revenues used in computing the final insurance settlement.

          (d) Monthly Factors. For purposes of this Section 3.1, the applicable Monthly Factors shall be as follows:

            January   -    .      April  -    .      July       -    .      October   -    .
            February  -    .      May    -    .      August     -    .      November  -    .
            March     -    .      June   -    .      September  -    .      December  -    .

     3.2 Payment of Percentage Rent. Percentage Rent shall be due and payable quarterly on or before the thirtieth (30th) day after the last day of each quarter during the Term. Additionally, an Officer's Certificate, setting forth the calculation of such rent payment for such quarter, shall be delivered to Lessor quarterly, together with such quarterly Percentage Rent payment after each quarter of each Fiscal Year (or part thereof) during the Term. Such quarterly payment shall be based on the formula set forth in Section 3.1(b), but, in calculating the Revenue Computations for each quarter, gross Room and Other Revenues for the year to date shall be annualized by dividing such sum by the number of months which have passed year to date (including the current month) and multiplying the result by 12. The resulting Percentage Rent amount shall be multiplied by the number of months that have passed year-to-date (including the current month) and divided by twelve (12). Payments of Base Rent and Percentage Rent for the year to date shall be subtracted from the result to arrive at the Percentage Rent payment due for that quarter. In no event, however, shall the Percentage Rent for any quarter exceed the amount arrived at by applying the sum of the Monthly Factors for the months that comprise the particular quarter to the Annualized Revenue. The Revenue Computations shall be appropriately adjusted to calculate Percentage Rent for partial years. There shall be no reduction in the Base Rent regardless of the result of the Revenue Computations.


     In addition, on or before March 1 of each year, commencing with March 1, 1999, Lessee shall deliver to Lessor an Officer's Certificate reasonably acceptable to Lessor setting forth the computation (based on audited financial statements of Lessee) of the actual Percentage Rent that accrued for each quarter of the Fiscal Year that ended on the immediately preceding December 31 and shall pay to Lessor, with the delivery of the Officer's Certificate, the amount of Percentage Rent due and payable for the Fiscal Year then ended as shown in the Officer's Certificate, if any, that exceeds the amount actually paid as Percentage Rent by Lessee for such Fiscal Year. If the Percentage Rent actually due and payable for such Fiscal Year is shown by such certificate to be less than the amount actually paid as Percentage Rent for the applicable Fiscal Year, Lessor, at its option, shall reimburse such amount to Lessee or credit such amount against the next quarter's Percentage Rent payments; provided, however, that no Event of Default exists.

     The obligation to pay Percentage Rent shall survive the expiration or earlier termination of the Term. A final reconciliation, taking into account, among other relevant adjustments, any adjustments which are accrued after such expiration or termination date but which related to Percentage Rent accrued prior to such termination date and Lessee's computation of Percentage Rent due and payable, shall be made not later than ninety (90) days after such expiration or termination date. Within such ninety (90) day period, Lessee shall deliver to Lessor an Officer's Certificate setting forth the final Percentage Rent amount payable to Lessor and payment of the amount due, if any.

     3.3 Confirmation of Percentage Rent. Lessee shall utilize, or cause to be utilized, an accounting system for the Leased Property in accordance with generally accepted accounting principles consistently applied and the Uniform System, that will accurately record all data necessary to compute Percentage Rent, and Lessee shall retain for at least four years after the expiration of each Fiscal Year (and in any event until the reconciliation described in Section
3.2 for such Fiscal Year has been made), reasonably adequate records conforming to such accounting system showing all data necessary to compute Percentage Rent for the applicable Fiscal Years. In the event of a conflict between generally accepted accounting principles and the Uniform System, the Uniform System shall prevail. Lessor (or its accountants or representatives), at its expense (except as provided herein), shall have the right from time to time to audit the information that formed the basis for the data set forth in any Officer's Certificate provided under Section 3.2 and, in connection with such audits, to examine all Lessee's records (including supporting data and sales and excise tax returns) reasonably required to verify Percentage Rent, subject to any prohibitions or limitations on disclosure of any such data under Legal Requirements. If any such audit discloses a deficiency in the payment of Percentage Rent, and either Lessee agrees with the result of such audit or the matter is otherwise determined or compromised, Lessee shall forthwith pay to Lessor the amount of the deficiency, as finally agreed or determined, together with interest calculated at the Overdue Rate from the due date for the last quarterly payment of Percentage Rent for the Fiscal Year to the date of payment thereof; provided, however, that as to any audit that is commenced more than two
(2) years after the date Percentage Rent for any Fiscal Year is reported by Lessee to Lessor, the deficiency, if any, with respect to such Percentage Rent, shall bear interest at the Overdue Rate only from the date such determination of deficiency is made unless such deficiency is the result of gross negligence or willful misconduct on the part of Lessee. If any such audit discloses that the Percentage Rent actually due from Lessee for any Fiscal Year exceed those reported by Lessee by more than three percent (3%), Lessee shall pay the cost of such audit and examination. Any proprietary information obtained by Lessor pursuant to the provisions of this Section shall be treated as confidential, except that such information may be used, subject to appropriate confidentiality safeguards, in any litigation between the parties, and except further that Lessor may disclose such information to prospective lenders or purchasers, their respective attorneys, accountants and other representatives, or pursuant to any Legal Requirements. The obligations of Lessee contained in this Section shall survive the expiration or earlier termination of this Lease.

     3.4 Additional Charges.  In addition to the Base Rent and Percentage Rent,
(a) Lessee also will pay and discharge as and when due and payable all other amounts, liabilities, obligations, costs and expenses necessary to perform its obligations hereunder and under the Franchise Agreement, and (b) in the event of any failure on the part of Lessee to timely pay any of those items referred to in clause (a) of this Section 3.4, Lessee also will promptly pay and discharge every fine, penalty, interest and cost that may be added for non-payment or late payment of such items (the items referred to in clauses (a) and (b) of this Section 3.4 being additional rent hereunder and being referred to herein collectively as the "Additional Charges"), and Lessor shall have all legal, equitable and contractual rights, powers and remedies provided either in this Lease or by statute or otherwise in the case of non-payment of the Additional Charges as in the case of non-payment of the Base Rent. If any installment of Base Rent, Percentage Rent or Additional Charges (but only as to those Additional Charges that are payable directly to Lessor) shall not be paid on its due date, Lessee will pay Lessor on demand, as Additional Charges, a late charge (to the extent permitted by law) computed at the Overdue Rate on the amount of such installment, from the due date of such installment to the date of payment thereof. To the extent that Lessee pays any Additional Charges to Lessor pursuant to any requirement of this Lease (which charges are not payable to

Lessor), Lessee shall be relieved of its obligation to pay such Additional Charges to the entity to which they would otherwise be due and Lessor shall pay same from monies received from Lessee.

     3.5 Annual Revenue Projections. No later than thirty (30) days prior to the commencement of each Fiscal Year, Lessee shall submit Annual Revenue Projections for such Fiscal Year to Lessor. The Annual Revenue Projections shall be subject to Lessor's prior approval as to form and content and shall be in such form and shall contain such information as Lessee included in its annual revenue projections in accordance with its past practice, and shall, in any event, include the following:

          (a) Lessee's reasonable estimate of Room and Other Revenues for the Fiscal Year itemized on a monthly basis, as such estimates may be revised or replaced from time to time by Lessee; and

          (b) A projection of the Percentage Rent payable for such Fiscal Year.

     3.6 Annual Capital Expenditures Budget. Subject to the provisions of Sections 8.1, 9.2 and 19.1(a), Lessor, at its sole expense, shall be responsible for all Capital Expenditures as defined in this Section 3.6, provided, however, Lessor shall not be obligated to make any Capital Expenditure the need for which Lessor disputes or objects to in good faith. Not later than forty-five (45) days prior to the commencement of each Fiscal Year or Partial Fiscal Year, Lessee shall submit to Lessor for Lessor's approval, Lessee's proposed Annual Capital Expenditures Budget. The Annual Capital Expenditures Budget (the "Capital Expenditures Budget") shall be subject to Lessor's approval and shall contain the following:

          (a) Lessee's estimate of the amounts to be expended during the upcoming Fiscal Year to renew, replace or refurbish FF&E, and a reasonably detailed description of the expenses to be incurred, and Lessee's estimate of the amount that will be expended during the upcoming Fiscal Year on capital repairs, replacements and improvements to the Leased Improvements, together with a reasonably detailed description of the capital repairs, replacements and improvements that will be undertaken. The expenditures referred to in this Section 3.6 are referred to in this Lease as "Capital Expenditures".

          (b) A capital renewal program showing the major anticipated Capital Expenditures and that will be incurred over the ensuing three (3) year and five (5) year periods. If Lessor shall not give its approval to the Annual Capital Expenditures Budget, Lessee shall revise the Annual Capital Expenditures Budget, as may be required to obtain Lessor's consent thereto.

     3.7 Capital Expenditure Fund. Lessor shall establish and maintain an account to provide a reserve for the Capital Expenditures costs at the Facility and each other facility covered by a Percentage Lease. Such Account shall be
funded with an initial balance of           and 00/100 Dollars ($          )
upon or prior to the execution of this Percentage Lease Agreement. In addition, Lessor shall deposit in such account a quarterly amount equal to four percent (4%) of the Room and Other Revenues for each such Facility.

     3.8 Application of Capital Expenditure Fund. When amounts are budgeted and agreed to be spent for Capital Expenditures, Lessee shall be responsible for the implementation of the Capital Expenditure program and shall make periodic draws on the Capital Expenditure Fund by the presentation to Lessor of appropriate documentation establishing the amounts to be paid in accordance with the Capital Expenditure Budget, and including such supporting documentation as Lessor may reasonably require. Lessor and Lessee shall cooperate in good faith to accomplish such implementation as quickly as practicable in accordance with sound business practices.

     3.9 Unbudgeted Capital Expenditures. No disbursements shall be made from the Capital Expenditure Fund which are not in accordance with the Capital Expenditure Budget. However, Lessor and Lessee recognize that, in certain circumstances, Capital Expenditures which were not budgeted may be necessary. In the following circumstances, disbursements shall be made for Capital Expenditures from the Capital Expenditures Fund even though such expenditures were not included in the Capital Expenditure Budget:

          (i) When Lessor and Lessee agree to an addition to the Capital Expenditure Budget;

          (ii) When, due to circumstances beyond the control of Lessee or Lessor, expenditures for a project exceed the budgeted amount;

          (iii) When the Capital Expenditure is necessary on an emergency basis for any reason including the comfort and safety of guests or employees; and

          (iv) For de minimis Capital Expenditures not in excess of $10,000 per item and not in excess, on an aggregate basis, of $25,000 per year.

     3.10 Agent Method for Purchases of Capital Expenditures. (a) Lessor hereby retains Lessee as an independent contractor on the terms contained in this Agreement to act for and on behalf of Lessor as Lessor's agent in connection with the implementation of the Capital Expenditure program for the Facility. Lessee's cost analysis shall be based upon the plans and furnishings set forth in the specifications and other written information agreed to be implemented under the Capital Expenditure Budget. Lessee will be responsible for negotiating purchases of Capital Expenditures on Lessor's behalf. All purchases will be based on Lessee's actual cost, net of trade discounts (including cash discounts, where applicable).

          (b) Lessor acknowledges and agrees that purchase orders relating to any Capital Expenditure for the Project will be executed by Lessee as agent for and on behalf of Lessor. Lessor further acknowledges and agrees that Lessee shall have no liability under this Agreement or otherwise for payment of the Capital Expenditure or for freight or storage related to the Capital Expenditure provided that no expenditures shall be made except in accordance with the Budget and as provided above. All down payments as well as payment of all vendor invoices are the responsibility and obligation of Lessor. Lessor acknowledges that a delay on the part of Lessor relating to any required deposits or payments can result in delivery delays of the Capital Expenditure. The timing of the making of all purchase orders and delivery schedules will be established by mutual agreement of Lessor and Lessee.

          (c) Lessee shall not be obligated under any circumstances to (but in its discretion may) use its own funds for the purpose of making down payments (either at the time purchase orders are processed or otherwise) or making progress or final payments to Capital Expenditure vendors. Taxes, warehouse, delivery, redelivery, restocking, installation and similar charge, including, but not limited to delivery and storage costs, shall be obligations of Lessor and Lessor agrees to perform such obligations in a timely manner. All vendor invoices shall be addressed to and issued directly to Lessor.

          (d) Lessor shall designate a representative authorized to act on its behalf with respect to the Leased Property.

          (e) Lessor agrees to reimburse Lessee for all out-of-pocket expenses (including long distance and messenger fees) incurred by Lessee on behalf of or in connection with the Capital Expenditures for the Facility. All such reimbursements shall be paid monthly as incurred upon receipt of bills or other evidence reasonably satisfactory to Lessor.

          (f) Lessor shall furnish to Lessee from time to time all information, take such actions and process such draws as may be reasonably requested by Lessee or otherwise required under this Agreement in a timely manner as reasonably necessary for the orderly progress of work under this Agreement. Lessee shall have no responsibility or be liable in any manner whatsoever for any delay caused by information to be supplied or actions to be taken by Lessor, its agents or other independent contractors working on or at the Facility or caused by Lessor's failure to timely pay vendors.

          (g) If Lessor desires to change, modify or alter the quantity or specifications of any Capital Expenditure purchased by Lessee in writing, Lessee will endeavor to satisfy any such request. Lessor acknowledges and understands that Lessee's ability to comply with requested changes, modifications or alterations is subject to acceptance and performance on the part of the vendors and supplier with whom Lessee has entered into agreements for and on behalf of Lessor. Lessee assumes no liability or responsibility for its inability to comply with Lessor's request for changes, modifications or alterations under this paragraph.

          (h) Lessor acknowledges and agrees that Lessee shall not be responsible or liable to Lessor for any losses incurred or damages suffered by Lessor due to delays, failures or omissions of third party vendors in delivery of Capital Expenditure. Lessor agrees to hold Lessee harmless for any such losses or damages.

     Lessor assumes ownership of Capital Expenditure at the time of shipment of Capital Expenditure from any third party vendor or manufacturer and any claims Lessor may have against any freight company in connection with the delivery or shipment of the Capital Expenditure are the responsibility of Lessor.

          (i) LESSOR ACKNOWLEDGES AND AGREES THAT LESSEE MAKES NO WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, RELATING TO QUALITY, FITNESS OR CAPACITY OF THE WORK DONE PURSUANT TO CAPITAL EXPENDITURES. Lessor, as purchaser of the Capital Expenditure, shall have the benefit of any guarantees and warranties, either express or implied, from vendors and suppliers of the Capital Expenditure, but Lessee shall have no liability for any such third party guarantees or warranties. Lessee will use its best efforts on Lessor's behalf to obtain proper service for the replacement or correction of unsatisfactory Capital Expenditure, but Lessee does not warrant its ability to obtain such service and Lessee shall have no obligation or responsibility to replace or correct any such unsatisfactory Capital Expenditure.

          (j) Except with respect to matters arising from Lessee's misconduct or Lessee's negligence, Lessor agrees to indemnify and hold Lessee, its directors and officers harmless from and against any and all claims, suits, costs, liabilities, obligations, losses and damages whatsoever arising out of or in connection with the work done pursuant to Capital Expenditures, the use of results of Capital Expenditures in or at the Project and the payment of any and all sales, use or other taxes (excepting federal, state and local income taxes relating to Lessee's business).

          (k) Lessor shall be responsible for and shall pay all applicable sales and use taxes arising as a result of the purchase or use of the Capital Expenditures or Lessor shall deliver appropriate exemption certificates.

                                   ARTICLE IV

     4.1 Payment of Taxes and Impositions. Lessor shall pay all property taxes (including the items in clauses (1) through (6) of the definition of "Impositions" set forth in Article II). Subject to Article XII relating to permitted contests, each party will pay, or cause to be paid, all Impositions imposed on each of them, respectively, before any fine, penalty, interest or cost may be added for non-payment, such payments to be made directly to the taxing or other authorities where feasible, and will promptly furnish to the other party copies of official receipts or other satisfactory proof evidencing such payments; provided, however, Lessee shall pay all Impositions in respect of the Leased Property and this Lease (other than fees, property taxes and taxes imposed on Lessor's income from the Leased Property). Lessor and Lessee shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to the Leased Property as may be necessary to prepare any required returns and reports. Lessee shall file all personal property tax returns in such jurisdictions where it is legally required to so file. Lessor, to the extent it possesses the same, and Lessee, to the extent it possesses the same, will provide the other party, upon request, with cost and depreciation records necessary for filing returns for any property so classified as personal property. Where Lessor is legally required to file personal property tax returns, Lessor shall provide Lessee with copies of assessment notices in sufficient time for Lessee to file a protest. Lessee may, upon notice to Lessor, at Lessee's option and at Lessee's sole expense, protest, appeal, or institute such other proceedings (in its or Lessor's name) as Lessee may deem appropriate to effect a reduction of real estate or personal property assessments for those Impositions to be paid by Lessee, and Lessor shall fully cooperate with Lessee in such protest, appeal, or other action. Lessee hereby agrees to indemnify, defend, and hold harmless Lessor from and against any claims, obligations, and liabilities against or incurred by Lessor in connection with such cooperation, although Lessee is not liable for the amount of any (i) Real Estate Taxes or
(ii) personal property taxes attributable to personal property owned by Lessor. Lessor, however, reserves the right to effect any such protest, appeal or other action and, upon notice to Lessee, shall control any such activity, which shall then go forward at Lessor's sole expense. Upon such notice, Lessee, at Lessor's expense, shall cooperate fully with such activities.

     4.2 Utility Charges. Lessee will be solely responsible for obtaining utility services to the Leased Property and will pay, or cause to be paid, all charges for electricity, gas, oil, water, sewer and other utilities attributable to, or used on, under or in the Leased Property during the Term as such charges become due.

     4.3 Insurance Premiums. Lessee will pay or cause to be paid all premiums for the insurance coverages required to be maintained by it under Article XIII. Lessor shall pay or cause to be paid all premiums for the insurance coverages required to be maintained by it under Article VIII.

                                   ARTICLE V

     No Termination, Abatement, Etc. Except as otherwise specifically provided in this Lease, Lessee, to the extent permitted by law, shall remain bound by this Lease in accordance with its terms and shall neither take any action without the written consent of Lessor to modify, surrender or terminate the same, nor seek nor be entitled to any abatement, deduction, deferment or reduction of the Rent, or setoff against the Rent, nor shall the obligations of Lessee be otherwise affected by reason of (a) any damage to, or destruction of, any Leased Property or any portion thereof from whatever cause or any Taking of the Leased Property or any portion thereof, (b) any claim which Lessee has or might have against Lessor by reason of any default or breach of any warranty by Lessor under this Lease or any other agreement between Lessor and Lessee, or to which Lessor and Lessee are parties, (c) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting Lessor or any assignee or transferee of Lessor,
(d) any lawful or unlawful prohibition of, or restriction upon, Lessee's use of Leased Property, or interference with such use, or (e) for any other cause whether similar or dissimilar to any of the foregoing. Lessee hereby specifically waives all rights arising from any occurrence whatsoever, which may now or hereafter be conferred upon it by law to (1) modify, surrender or terminate this Lease or quit or surrender the Leased Property or any portion thereof, or (2) abate, reduce, suspend or defer Rent or other sums payable by Lessee hereunder, except as otherwise specifically provided in this Lease. The obligations of Lessee hereunder shall be separate and independent covenants and agreements and the Rent and all other sums payable by Lessee hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Lease or by termination of this Lease other than by reason of an Event of Default.

                                   ARTICLE VI

     6.1 Ownership of the Leased Property. Lessee acknowledges that the Leased Property is the property of Lessor and that Lessee has only the right to the possession and use of the Leased Property upon the terms and conditions of this Lease.

     6.2 Lessee's Personal Property. Throughout the Term, Lessee will acquire, own, maintain and replace such personal property (other than Capital Expenditures) and Inventory as is required to operate the Leased Property as a hotel and, otherwise, in the manner contemplated by this Lease. At all times during the Term Lessee shall maintain an adequate and customary supply of inventory. Lessee may (and shall as provided herein below), at its expense, install, affix or assemble or place on any parcels of the Land or in any of the Leased Improvements, any items of personal property (including Inventory) owned by Lessee (collectively, the "Lessee's Personal Property"). Lessee, at the commencement of the Term, and from time to time thereafter, shall provide Lessor with an accurate list of all such items of the Lessee's Personal Property. Lessee may, subject to the conditions set forth in this Section 6.2 and Section 6.3, remove any of Lessee's Personal Property set forth on such list at any time during the Term or upon the expiration or any prior termination of the Term. All of Lessee's Personal Property not removed by Lessee within ten (10) days following the expiration or earlier termination of the Term shall be considered abandoned by Lessee and may be appropriated, sold, destroyed or otherwise disposed of by Lessor without first giving Notice thereof to Lessee, without any payment to Lessee and without any obligation to account therefor. Lessee will, at its expense, restore the Leased Property to the condition required by Section 9.1(d), including repair of all damage to the Leased Property caused by the removal of Lessee's Personal Property, whether effected by Lessee or Lessor. Lessee may make such financing arrangements, title retention agreements, leases or other agreements with respect to the Lessee's Personal Property as it sees fit provided that Lessee first advises Lessor of any such arrangement and such arrangement expressly provides that in the event of Lessee's default thereunder, Lessor may assume Lessee's obligations and rights under such arrangement.

                                  ARTICLE VII

     7.1 Condition of the Leased Property. Lessee acknowledges receipt and delivery of possession of the Leased Property. Lessee has examined and otherwise has knowledge of the condition of the Leased Property and has found the same to be satisfactory for its purposes hereunder. Lessee is leasing the Leased Property "as is," "where is" and with "all faults," in its present condition. Lessee waives any claim or action against Lessor in respect of the condition of the Leased Property. THE LEASED PROPERTY IS DEMISED IN ITS PRESENT CONDITION WITHOUT REPRESENTATION OR WARRANTY (EXPRESSED OR IMPLIED) BY LESSOR AND SUBJECT TO THE RIGHTS OF PARTIES IN POSSESSION, AND TO THE EXISTING STATE OF TITLE INCLUDING ALL CURRENT AND FUTURE COVENANTS, CONDITIONS, RESTRICTIONS, EASEMENTS AND OTHER MATTERS (NOT LIMITED TO ITEMS OF RECORD) INCLUDING ALL APPLICABLE LEGAL REQUIREMENTS, THE LIEN OF FINANCING INSTRUMENTS, MORTGAGES, DEEDS OF TRUST AND SECURITY DEEDS, AND INCLUDING OTHER MATTERS WHICH WOULD BE DISCLOSED BY AN INSPECTION OF THE LEASED PROPERTY OR BY AN ACCURATE SURVEY THEREOF. LESSOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF THE LEASED PROPERTY, OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY LESSEE. LESSEE ACKNOWLEDGES THAT THE LEASED PROPERTY HAS BEEN INSPECTED BY LESSEE AND IS SATISFACTORY TO IT. Notwithstanding the foregoing, however, to the extent permitted by law, Lessor hereby assigns to Lessee all of Lessor's rights to proceed against any predecessor in title other than Lessee (or an Affiliate of Lessee which conveyed the Leased Property to Lessor) for breaches of warranties or representations or for latent defects in the Leased Property. Lessor shall fully cooperate with Lessee in the prosecution of any such claim, in Lessor's or Lessee's name, all at Lessee's sole cost and expense. Lessee hereby agrees to indemnify, defend and hold harmless Lessor from and against any claims, obligations and liabilities against or incurred by Lessor in connection with such cooperation. All amounts recovered that are attributable to the period after the Term shall belong to Lessor.

     7.2 Use of the Leased Property. (a) Lessee covenants that it will proceed with all due diligence and will exercise its best efforts to obtain and to maintain all approvals needed to use and operate the Leased Property and the Facility under applicable local, state and federal law.

     (b) Lessee shall use or cause to be used the Leased Property only as a hotel facility (including food and beverage operations) of a caliber consistent with its present use, and for such other uses as may be necessary or incidental to such use or such other use as otherwise approved by Lessor (the "Primary Intended Use"). Lessee shall not use the Leased Property or any portion thereof for any other use without the prior written consent of Lessor, which consent may be granted, denied or conditioned in Lessor's sole discretion. No use shall be made or permitted to be made of the Leased Property, and no acts shall be done, which will cause the cancellation or increase the premium of any insurance policy covering the Leased Property or any part thereof (unless another adequate policy satisfactory to Lessor is available and Lessee pays any premium increase), nor shall Lessee sell or permit to be kept, used or sold in or about the Leased Property any article which may be prohibited by law or fire underwriter's regulations. Lessee shall, at its sole cost, comply with all of the requirements pertaining to the Leased Property of any insurance board, association, organization or company necessary for the maintenance of insurance, as herein provided, covering the Leased Property and Lessee's Personal Property.

     (c) Subject to the provisions of Articles XIV and XV Lessee covenants and agrees that during the Term it will (1) maintain, operate continuously the Leased Property as a hotel facility of the class currently operated at the Leased Property, (2) keep in full force and effect and comply with all the provisions of the Franchise Agreement, (3) not terminate or amend the Franchise Agreement without the consent of Lessor, (4) maintain appropriate certifications and licenses for such use and otherwise comply with all Legal Requirements and
(5) seek to maximize the gross revenues generated therefrom consistent with sound business practices.

     (d) Lessee shall not commit or suffer to be committed any waste on the Leased Property, or in the Facility, nor shall Lessee cause or permit any nuisance thereon.

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     (e) Lessee shall neither suffer nor permit the Leased Property or any portion thereof, or Lessee's Personal Property, to be used in such a manner as
(1) might reasonably tend to impair Lessor's (or Lessee's, as the case may be) title thereto or to any portion thereof, or (2) may reasonably make possible a claim or claims of adverse usage or adverse possession by the public, as such, or of implied dedication of the Leased Property or any portion thereof, subject to Lessor's prior consent.

     (f) Lessee shall not use, generate, handle, dispose or store Hazardous Materials on the Leased Property, except in the normal course of operations of the Leased Property as a hotel and in compliance with all Environmental Laws.

     (g) Lessee shall not enter into any collective bargaining agreements with respect to any of the employees at the Leased Property without the prior consent of Lessor, which shall not be unreasonably withheld or delayed, unless required by law.

     (h) Lessee hereby assumes and agrees to perform all of the obligations of Lessor under all leases in effect at the Leased Property as of the date of commencement of the Term.

     7.3 Lessor to Grant Easements, Etc. Lessor will, from time to time, so long as no Event of Default has occurred and is continuing, at the request of Lessee and at Lessee's cost and expense (but subject to the approval of Lessor, which approval shall not be unreasonably withheld or delayed), (a) grant easements and other rights in the nature of easements with respect to the Leased Property to third parties, (b) release existing easements or other rights in the nature of easements which are for the benefit of the Leased Property, (c) dedicate or transfer unimproved portions of the Leased Property for road, highway or other public purposes, (d) execute petitions to have the Leased Property annexed to any municipal corporation or utility district, (e) execute amendments or additions to any covenants and restrictions affecting the Leased Property and (f) execute and deliver to any Person any instrument appropriate to confirm or effect such grants, releases, dedications, transfers, petitions and amendments (to the extent of its interests in the Leased Property), but only upon delivery to Lessor of an Officer's Certificate stating that such grant, release, dedication, transfer, petition or amendment is beneficial to the proper conduct of the business of Lessee on the Leased Property and does not materially reduce the value of the Leased Property.

     7.4 Compliance with Ground Lease. Lessee shall comply with the provisions of the Ground Lease and shall take no action, or omit to take any action, that would cause or result in any default thereunder.

                                  ARTICLE VIII

     8.1 Compliance with Legal, Insurance Requirements, Lessor's Insurance and Tax Obligations. Subject to Article XII relating to permitted contests, Lessee, at its expense, will promptly (a) comply and cause the Leased Property to comply with all applicable Legal Requirements and Insurance Requirements in respect of the use, operation, maintenance, repair and restoration of the Leased Property; provided, however, that Lessor shall be responsible for the cost of compliance with Insurance Requirements presented to Lessor in writing including Franchisor requirements which are related to the leased real and personal property, as more fully set forth in Article XIII, and shall be responsible for all Capital Expenditures and the items in clauses (1) through (6) of the definition of "Impositions" set forth in Article II, unless the need for such Capital Expenditure is the result of Lessee's negligence, misconduct or an Alteration made by or commenced by Lessee other than Alterations contained in the Capital Expenditure Budget, and (b) procure, maintain and comply with all appropriate licenses and other authorizations required for any use of the Leased Property and Lessee's Personal Property then being made, and for the proper erection, installation, operation and maintenance of the Leased Property or any part thereof.

     8.2 Legal Requirements Covenants. Lessee covenants and agrees that the Leased Property and Lessee's Personal Property shall not be used for any unlawful purpose, and that Lessee shall not permit or suffer to exist any unlawful use of the Leased Property by others. Lessee shall acquire and maintain all appropriate licenses, certifications, Permits and other authorizations and approvals needed to operate the Leased Property in its customary manner for the Primary Intended Use, and any other lawful use conducted on the Leased Property as

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may be permitted from time to time hereunder. Lessee further covenants and agrees that Lessee's use of the Leased Property and maintenance, alteration, and operation of the same, and all parts thereof, shall at all times conform to all Legal Requirements, unless the same are finally determined by a court of competent jurisdiction to be unlawful (and Lessee shall cause all such subtenants, invitees or others to so comply with all Legal Requirements). Lessee may, however, upon prior Notice to Lessor, and subject to the provisions of
Article XII, contest the legality or applicability of any such Legal Requirement or any licensure or certification decision if Lessee maintains such action in good faith, with due diligence, without prejudice to Lessor's rights hereunder, and at Lessee's sole expense. If by the terms of any such Legal Requirement compliance therewith pending the prosecution of any such proceeding may legally be delayed without the incurrence of any lien, charge or liability of any kind against the Facility or Lessee's leasehold interest therein and without subjecting Lessee or Lessor to any liability, civil or criminal, for failure so to comply therewith, Lessee may delay compliance therewith until the final determination of such proceeding. If any lien, charge or civil or criminal liability would be incurred by reason of any such delay, Lessee, on the prior written consent of Lessor, which consent shall not be unreasonably withheld, may nonetheless contest as aforesaid and delay as aforesaid provided that such delay would not subject Lessor to criminal liability and Lessee both (a) furnishes to Lessor security reasonably satisfactory to Lessor against any loss or injury to Lessor by reason of such contest or delay and (b) prosecutes the contest with due diligence and in good faith.

     8.3 Environmental Covenants. In addition to, and not in diminution of, Lessee's covenants and undertakings in Sections 8.1 and 8.2 hereof, Lessee covenants and undertakes with Lessor as follows:

     (a) At all times hereafter until such time as all liabilities, duties or obligations of Lessee to the Lessor under the Lease have been satisfied in full, Lessee shall fully comply with all Environmental Laws applicable to the Leased Property and the operations thereon, subject to Lessor's obligation to pay for Capital Expenditures, Lessee agrees to give Lessor prompt written notice of (1) all Environmental Liabilities; (2) all pending, threatened or anticipated Proceedings, and all notices, demands, requests or investigations, relating to any Environmental Liability or relating to the issuance, revocation or change in any Environmental Authorization required for operation of the Leased Property;
(3) all Releases at, on, in, under or in any way affecting the Leased Property, or any Release known by Lessee at, on, in or under any property adjacent to or near the Leased Property; and (4) all facts, events or conditions that could reasonably lead to the occurrence of any of the above-referenced matters.

     (b) Lessor hereby agrees to defend, indemnify and save harmless any and all Lessee Indemnified Parties from and against any and all Environmental Liabilities, other than Environmental Liabilities which were caused by the acts or negligent failures to act of Lessee.

     (c) Lessee hereby agrees to defend, indemnify and save harmless any and all Lessor Indemnified Parties from and against any and all Environmental Liabilities caused by the acts or negligent failures to act of Lessee.

     (d) If any Proceeding is brought against any Indemnified Party in respect of an Environmental Liability with respect to which such Indemnified Party may claim indemnification under either Section 8.3(b) or (c) (an "Indemnified Environmental Liability"), the Indemnifying Party, upon request, shall at its sole expense resist and defend such Proceeding, or cause the same to be resisted and defended by counsel designated by the Indemnified Party and approved by the Indemnifying Party, which approval shall not be unreasonably withheld; provided, however, that such approval shall not be required in the case of defense by counsel designated by any insurance company undertaking such defense pursuant to any applicable policy of insurance. Each Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel will be at the sole expense of such Indemnified Party unless such counsel has been approved by the Indemnifying Party, which approval shall not be unreasonably withheld. The Indemnifying Party shall not be liable for any settlement of any such Proceeding made without its consent, which shall not be unreasonably withheld, but if settled with the consent of the Indemnifying Party, or if settled without its consent (if its consent shall be unreasonably withheld), or if there be a final, nonappealable judgment for an adversarial party in any such Proceeding, the Indemnifying Party shall indemnify and hold harmless the Indemnified Parties from and against any liabilities incurred by such Indemnified Parties by reason of such settlement or judgment.

     For purposes of this Section 8.3, all amounts for which any Indemnitee seeks indemnification shall be computed net of (a) any actual income tax benefit resulting therefrom to such Indemnitee, (b) any insurance proceeds received (net of tax effects) with respect thereto, and (c) any amounts recovered (net of tax effects) from any third parties based on claims the Indemnitee has against such third parties which reduce the damages that would otherwise be sustained; provided that in all cases, the timing of the receipt or realization of insurance proceeds or income tax benefits or recoveries from third parties shall be taken into account in determining the amount of reduction of damages. Each Indemnitee agrees to use its reasonable efforts to pursue, or assign to Lessee, any claims or rights it may have against any third party which would materially reduce the amount of damages otherwise incurred by such Indemnitee.

     Notwithstanding anything to the contrary contained in this Lease, if Lessor shall become entitled to the possession of the Leased Property by virtue of the termination of this Lease or repossession of the Leased Property, then Lessor may assign its indemnification rights under Section 8.3 of this Lease (but not any other rights hereunder) to any Person to whom the Lessor subsequently transfers the Leased Property, subject to the following conditions and limitations, each of which shall be deemed to be incorporated into the terms of such assignment, whether or not specifically referred to therein;

          (1) The indemnification rights referred to in this section may be assigned only if a known Environmental Liability then exists or if a Proceeding is then pending or, to the knowledge of Lessee or Lessor, then threatened with respect to the Leased Property;

          (2) Such indemnification rights shall be limited to Indemnified Environmental Liabilities relating to or specifically affecting the Leased Property; and

          (3) Any assignment of such indemnification rights shall be limited to the immediate transferee of Lessor, and shall not extend to any such transferee's successors or assigns.

     (e) At any time any Indemnitee has reason to believe circumstances exist which could reasonably result in an Indemnified Environmental Liability, upon reasonable prior written notice to Lessee stating such Indemnitee's basis for such belief, an Indemnitee shall be given immediate access to the Leased Property (including, but not limited to, the right to enter upon, investigate, drill wells, take soil borings, excavate, monitor, test, cap and use available land for the testing of remedial technologies), Lessee's employees, and to all relevant documents and records regarding the matter as to which a responsibility, liability or obligation is asserted or which is the subject of any Proceeding; provided that such access may be conditioned or restricted as may be reasonably necessary to ensure compliance with Legal Requirements and the safety of personnel and facilities or to protect confidential or privileged information. All Indemnitees requesting such immediate access and cooperation shall endeavor to coordinate such efforts to result in as minimal interruption of the operation of the Leased Property as practicable.

                                   ARTICLE IX

     9.1 Maintenance and Repair. (a) Subject to Lessor's obligation to make Capital Expenditures and performance of Lessor's obligations under Subsection 9.1(c), Lessee, at its sole expense, shall keep the Leased Property in good order and repair, except for ordinary wear and tear (whether or not the need for such repairs occurred as a result of Lessee's use, any prior use, the elements or the age of the Leased Property, or any portion thereof). Except as otherwise provided in Section 9.1(b), Article XIV or Article XV, and subject to Lessor's obligation to make Capital Expenditures, Lessee shall, with reasonable promptness, make all necessary and appropriate repairs, replacements, and improvements thereto of every kind and nature, whether interior or exterior ordinary or extraordinary, foreseen or unforeseen, or arising by reason of a condition existing prior to the commencement of the Term of this Lease (concealed or otherwise), or required by any governmental agency having jurisdiction over the Leased Property. Lessee, however, shall be permitted upon prior written notice to Lessor to prosecute claims against Lessor's predecessors in title for breach of any representation or warranty or for any latent defects in the Leased Property to be maintained by Lessee unless Lessor is already diligently pursuing or elects to diligently pursue such a claim. All repairs shall, to the extent reasonably achievable, be at least equivalent in quality to the original work. Lessee will not take or omit to take any action, the taking or omission of which might materially impair the value or the usefulness of the Leased Property or any part thereof for its Primary Intended Use.

     (b) Lessee shall, upon the expiration or prior termination of the Term, vacate and surrender the Leased Property to Lessor in the condition in which the Leased Property was originally received from Lessor, except as repaired, rebuilt, restored, altered or added to as permitted or required by the provisions of the Lease and except for ordinary wear and tear (subject to the obligation of Lessee to maintain the Leased Property in good order and repair, as provided in Subsection 9.1(a)), damage by casualty or Condemnation, and Lessor's obligations with respect to Capital Expenditures.

     (c) Lessor shall be responsible for and pay for items of a capital nature and to make Capital Expenditures, all as required by and provided in Section 3.6.

     9.2 Encroachments, Restrictions, Etc. If, as a result of any act or omission by Lessee, any of the Leased Improvements, at any time, materially encroach upon any property, street or right-of-way adjacent to the Leased Property, or violate the agreements or conditions contained in any lawful restrictive covenant or other agreement affecting the Leased Property, or any part thereof, or impair the rights of others under any easement or right-of-way to which the Leased Property is subject (each of the foregoing conditions being referred to herein as an "Encroachment"), then promptly upon the request of Lessor or at the behest of any person affected by any such encroachment, violation or impairment, Lessee shall, at its expense, subject to its right to contest the existence of any encroachment, violation or impairment and in such case, in the event of an adverse final determination, either (a) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation or impairment, whether the same shall affect Lessor or Lessee or (b) make such changes in the Leased Improvements, and take such other actions, as Lessee in the good faith exercise of its judgment deems reasonably practicable to remove such encroachment, and to end such violation or impairment, including, if necessary, the alteration of any of the Leased Improvements, and in any event take all such actions as may be necessary in order to be able to continue the operation of the Leased Improvements for the Primary Intended Use substantially in the manner and to the extent of the Leased Improvements were operated prior to the assertion of such violation, impairment or encroachment. If any such alteration is required for any reason other than Lessee's willful misconduct or gross negligence, the cost of such alterations shall be treated as Capital Expenditures and be performed pursuant to Section 3.6. Any such alteration shall be made in conformity with the applicable requirements of Article X. Nothing contained herein shall be construed as imposing on Lessee any liability for, or responsibility for remedying the effects of, any Encroachment occurring other than as a result of any willful misconduct or gross negligence of Lessee. Lessee's obligations under this Section 9.2 shall be in addition to and shall in no way discharge or diminish any obligation of any insurer under any policy of title or other insurance held by Lessor.

                                   ARTICLE X

     10.1 Alterations. Lessee shall have the right, but not the obligation, with the prior approval of Lessor (which approval may not be unreasonably withheld) to make additions, modifications or improvements to the Leased Property in connection with the Primary Intended Use (collectively "Alterations"), provided that such action shall not significantly alter the character or purposes or significantly detract from the value or operating efficiency thereof and will not impair the revenue-producing capability of the Leased Property or adversely affect the ability of Lessee to comply with the provisions of this Lease. As a condition of its approval, Lessor may retain the right to separately approve all plans and specifications related to any additions, modifications or improvements. Lessor may further require Lessee to obtain appropriate completion bonds and to provide for the removal of any improvements upon the termination of this Lease. The cost of such Alterations shall, subject to Lessor's obligations to make Capital Expenditures, be paid by Lessee, and all such Alterations shall be included under the terms of this Lease and upon expiration or earlier termination of the Lease shall pass to and become the property of Lessor.

     10.2 Salvage. All materials which are scrapped or removed in connection with the making of repairs or alterations required or permitted by Article IX or X shall be or become the property of Lessor or Lessee depending on which party is paying for or providing the financing for such work.

     10.3 Joint Use Agreements. If Lessee constructs additional improvements that are connected to the Leased Property or share maintenance facilities, HVAC (as defined in Section 13.1(b)), electrical, plumbing or other systems, utilities, parking or other amenities, the parties shall enter into a mutually agreeable cross-easement or joint use agreement to make available necessary services and facilities in connection with such additional improvements, to protect each of their respective interests in the properties affected, and to provide for separate ownership, use, and/or financing of such improvements.

                                   ARTICLE XI

     11.1 Liens. Subject to the provision of Article XII relating to permitted contests, Lessee will not directly or indirectly create or allow to remain and will promptly discharge at its expense any lien, encumbrance, attachment, title retention agreement or claim upon the Leased Property or any attachment, levy, claim or encumbrance in respect of the Rent, not including, however, (a) this Lease, (b) the matters, if any, included as exceptions in the title policy insuring Lessor's interest in the Leased Property, (c) restrictions, liens and other encumbrances which are consented to in writing by Lessor or any easements granted pursuant to the provisions of Section 7.3 of this Lease, (d) liens for those Impositions upon Lessor which Lessee is not required to pay hereunder, (e) subleases permitted by Article XXIII hereof, (f) liens for Impositions or for sums resulting from noncompliance with Legal Requirements so long as (1) the same are not yet payable or are payable without the addition of any fine or penalty or (2) such liens are in the process of being contested as permitted by
Article XII, (g) liens of mechanics, laborers, materialmen, suppliers or vendors for sums either disputed or not yet due provided that (1) the payment of such sums shall not be postponed under any related contract for more than sixty (60) days after the completion of the action giving rise to such lien and such reserve or other appropriate provisions as shall be required by law or generally accepted accounting principles shall have been made therefor or (2) any such liens are in the process of being contested as permitted by Article XII hereof, and (h) any liens which are the responsibility of Lessor pursuant to the provisions of Article XXXIV of this Lease, or result from Lessor's wrongful failure to pay for Capital Expenditures.

                                  ARTICLE XII

     12.1 Permitted Contests. Lessee shall have the right to contest the amount or validity of any Imposition to be paid by Lessee or any Legal Requirement or Insurance Requirement or any lien, attachment, levy, encumbrance, charge or claim ("Claims") not otherwise permitted by Article XI, by appropriate legal proceedings in good faith and with due diligence (but this shall not be deemed or construed in any way to relieve, modify or extend Lessee's covenants to pay or its covenants to cause to be paid any such charges at the time and in the manner as in this Article provided), on condition, however, that such legal proceedings shall not operate to relieve Lessee from its obligations hereunder and shall not cause the sale or risk the loss of the Leased Property, or any part thereof, or cause Lessor or Lessee to be in default under any mortgage, deed of trust or security deed encumbering the Leased Property or any interest therein. Upon the request of Lessor, Lessee shall either (a) provide a bond or other assurance reasonably satisfactory to Lessor that all Claims which may be assessed against the Leased Property together with interest and penalties, if any, thereon will be paid, or (b) deposit within the time otherwise required for payment with a bank or trust company as trustee upon terms reasonably satisfactory to Lessor, as security for the payment of such Claims, money in an amount sufficient to pay the same, together with interest and penalties in connection therewith, as to all Claims which may be assessed against or become a Claim on the Leased Property, or any part thereof, in said legal proceedings. Lessee shall furnish Lessor and any lender of Lessor with reasonable evidence of such deposit within five days of the same. Lessor agrees to join in any such proceedings if the same be required to legally prosecute such contest of the validity of such Claims; provided, however, that Lessor shall not thereby be subjected to any liability for the payment of any costs or expenses in connection with any proceedings brought by Lessee; and Lessee covenants to indemnify and save harmless Lessor from any such costs or expenses. Lessee shall be entitled to any refund of any Claims and such charges and penalties or interest thereon which have been paid by Lessee or paid by Lessor and for which Lessor has been fully reimbursed. In the event that Lessee fails to pay any Claims when due or to provide the security therefor as provided in this paragraph and to diligently prosecute any contest of the same, Lessor may, upon ten days advance Notice to Lessee, pay such charges together with any interest and penalties and the same shall be repayable by Lessee to Lessor as Additional Charges at the next Payment Date provided for in this Lease. Provided, however, that should Lessor reasonably determine that the giving of such Notice would risk loss to the Leased Property or cause damage to Lessor, then Lessor shall give such Notice as is practical under the circumstances. Lessor reserves the right to contest any of the Claims at its expense not pursued by Lessee. Lessor and Lessee agree to cooperate in coordinating the contest of any claims.

                                  ARTICLE XIII

     13.1 General Insurance Requirements. Lessee shall at all times keep the Leased Property and the Facility (including all personal property) insured with the kinds and amounts of insurance described below and in compliance with any Franchise requirements; provided, however, that as to both Lessor's and Lessee's insurance requirements, the kinds and amounts of insurance required are reasonably available for purchase from insurance companies (i) authorized to write insurance in the State and (ii) with a minimum financial stability rating (A.M. Bests Rating) of ["A minus 7"] (or as otherwise reasonably acceptable to Lessor). The insurance shall be maintained in the amounts set forth below with deductibles in amounts reasonably acceptable to Lessor. The policies shall name Lessor and Lessee as insureds or as additional named insureds, as the case may be. Losses shall be payable to Lessor and/or its lenders except that Lessee's Business Interruption Insurance and Personal Property Insurance shall name Lessor as loss payee. Any loss adjustment shall require the written mutual consent of Lessor and Lessee, each acting reasonably and in good faith. Evidence of insurance shall be provided to each party on the date hereof, and evidence of renewal shall be provided, no later than thirty (30) days prior to expiration of any policy required hereunder. The policies on the Leased Property, including the Leased Improvements, Fixtures and all personal property shall include:

          (a) Lessor shall provide building insurance on the "Special Form" (formerly "All Risk" form) in an amount and carry such risks as are reasonably acceptable to Lessor, and personal property insurance on its property as is reasonably acceptable to it;

          (b) Lessor shall provide insurance on the "Comprehensive Coverage Form" for loss or damage (direct and indirect) from steam boilers, pressure vessels, electrical and mechanical systems, heating, ventilation and air conditioning ("HVAC") systems or similar apparatus, now or hereafter installed in the Facility, in an amount reasonably determined by Lessor from time to time;

          (c) Lessee shall provide loss of income/business interruption insurance/rent insurance on the "Special Form", with proceeds to be in an amount not less than one year of gross rent and other charges hereunder;

          (d) Lessee shall provide commercial general liability insurance, with amounts not less than [$1,000,000], together with excess liability coverage of not less than [$3,000,000], covering each of the following: bodily injury, death, or property damage liability per occurrence, personal and advertising injury, general aggregate, products and completed operations, and "all risk legal liability" (including, but not limited to, liquor law or "dram shop" liability), all with respect to Lessor, Lessee and the Leased Property;

          (e) Except to the extent Lessee is required to pay for the same, or otherwise required to be provided by Lessor hereunder, Lessor shall provide insurance covering such other hazards and in such amounts as may be customary for comparable properties in the vicinity of the Leased Property and reasonably acceptable to Lessor and is available from insurance companies, insurance pools or other appropriate companies authorized to do business in the State, and each with a minimum financial stability rating (A.M. Bests Rating) of ["A minus 7,"] at rates which are economically practicable in relation to the risks covered as may be reasonably requested by Lessee;

          (f) Lessee shall provide fidelity bonds with limits and deductibles as may be reasonably requested by Lessor, covering Lessee's employees and other crime insurance as may be reasonably required by Lessor;

          (g) Lessee shall provide workmen's compensation insurance to the extent required by law;

          (h) Lessee shall provide vehicle liability and physical damage insurance for owned, non-owned, and hired vehicles, in the amount of $1,000,000; and

          (i) Lessee shall provide such other insurance as Lessor may reasonably request for facilities such as the Leased Property and the operation thereof, consistent with Lessee's and Lessor's obligations hereunder.

     13.2 Full Replacement Cost. The term "full replacement cost" as used herein shall mean the actual replacement cost of the Leased Property requiring replacement from time to time including an increased cost of construction endorsement, if available, and the cost of debris removal in an amount not to exceed twenty-five percent (25%) of the cost of construction. In the event either party believes that full replacement cost has increased or decreased at any time during the Lease Term, it shall have the right to have such full replacement cost redetermined. Lessee shall obtain such additional insurance as may be required as a result of such redetermination as full replacement cost.

     13.3 Waiver of Subrogation. All insurance policies covering the Leased Property, the Fixtures, the Facility or any personal property, including, without limitation, contents, fire, property and "special perils" insurance shall expressly waive any right of subrogation on the part of the insurer of one party to this Lease against the other party to this Lease. Such policies will include such waiver clause or endorsement so long as the same are obtainable without unreasonable extra cost, and in the event of such an extra charge the other party, at its election, may pay the same, but shall not be obligated to do so.

     13.4 Waiver of Coinsurance. All insurance policies covering the Leased Property, the Fixtures, the Facility or any personal property, and all insurance covering loss of income and business interruption, shall expressly waive any coinsurance penalty and resulting reduction in insurance proceeds, provided that a waiver of coinsurance is applicable with respect to a given insurance policy.

     13.5 Form Satisfactory, Etc. All of the policies of insurance referred to in this Article XIII shall be written in a form satisfactory to Lessor and Lessee and by insurance companies satisfactory to Lessor and Lessee. Each party agrees that it will not unreasonably withhold its approval as to the form of the policies of insurance or as to the insurance companies selected. All premiums therefor, shall be paid and such policies or binders delivered and followed with duplicate policies as issued thereof to the other party prior to their effective date (and, with respect to any renewal policy, thirty (30) days prior to the expiration of the existing policy), and in the event of the failure of the party required to provide such insurance either to effect such insurance as herein called for or to pay the premiums therefor, or to deliver such policies or certificates thereof at the times required, the other party shall be entitled, but shall have no obligation, to effect such insurance and pay the premiums therefor, which premiums shall be repayable upon written demand therefor. Each insurer mentioned in this Article XIII shall agree, by endorsement to the policy or policies issued by it, or by independent instrument, that it will give thirty
(30) days' written notice before the policy or policies in question shall be materially altered, not renewed or cancelled.

     13.6 Increase in Limits. If either Lessor or Lessee at any time deems the limits of bodily injury or property damage under the comprehensive public liability insurance then carried to be either excessive or insufficient, Lessor or Lessee shall endeavor in good faith to agree on the proper and reasonable limits for such insurance to be carried; provided, however, that such limits shall not be reduced below a minimum aggregate limit of $3,000,000. Thereafter, such insurance shall be carried with the limits thus agreed on until further change pursuant to the provisions of this Section.

     13.7 Blanket Policy. Notwithstanding anything to the contrary contained in this Article XIII, Lessee's obligations to carry the insurance provided for herein may be brought within the coverage of a so-called blanket policy or policies of insurance; provided, however, that the coverage afforded will not be reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all other requirements of this Lease by reason of the use of such blanket policy of insurance, and provided further that the requirements of this Article XIII are otherwise satisfied.

     13.8 No Separate Insurance. Neither Lessee nor Lessor on its own initiative, or pursuant to the request or requirement of any third party, shall
(i) take out separate insurance concurrent in form or contributing in the event of loss, with that required in this Article, or (ii) increase the amount of any then existing insurance by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of the

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insurance, are included therein as additional insureds, and the loss is payable under such additional separate insurance in the same manner as losses are payable under this Lease. The party obtaining such separate insurance shall immediately notify the other party of the obtaining of any such separate insurance or of the increasing of any of the amounts of the then existing insurance.

     13.9 Reports of Insurance Claims. Lessee shall promptly investigate and make a written report to the appropriate insurance company as to all accidents, claims for damage relating to the ownership, operation, and maintenance of the Leased Improvements, any damage or destruction to the Leased Improvements and the estimated cost of repair thereof and shall prepare any and all reports required by any insurance company in connection therewith. Lessee shall submit such proposed filings and reports relating to such claims to Lessor for its review and approval, which approval shall not be unreasonably withheld or delayed, prior to submitting same to the appropriate insurance company. All other adjustments, settlements and compromises shall be made only with the prior written consent of Lessor.

     13.10 Failure to Obtain Insurance. In the event that Lessee shall fail to obtain or maintain any such insurance, Lessor shall have the right but not the obligation, to obtain such insurance and to charge the premium cost of such to Lessee as Additional Charges.

                                  ARTICLE XIV

     14.1 Insurance Proceeds. All proceeds payable by reason of any loss or damage to the Leased Property, or any portion thereof, and insured under any policy of insurance required by Article XIII of this Lease shall be paid by the payor to Lessor. If for any reason such proceeds are paid to any Person other than Lessor, the recipient shall surrender all proceeds to Lessor to be held in trust by Lessor in an interest-bearing account (subject to the provisions of Section 14.6). The net proceeds shall be made available for reconstruction or repair, as the case may be, of any damage to or destruction of the Leased Property, or any portion thereof, and shall be paid out by Lessor from time to time for the reasonable costs of such reconstruction or repair upon satisfaction of reasonable terms and conditions. Any excess proceeds of insurance remaining after the completion of the restoration or reconstruction of the Leased Property shall be paid to Lessor. If Lessor is not required to, and elects not to, repair and restore, and the Lease is terminated as described in Section 14.2(a), all such insurance proceeds shall be retained by Lessor. All salvage resulting from any risk covered by insurance shall belong to Lessor.

     14.2 Reconstruction in the Event of Damage or Destruction Covered By Insurance. (a) If during the Term the Leased Property is totally or partially damaged or destroyed by a risk covered by the insurance described in Article XIII and the Facility thereby is rendered Unsuitable for its Primary Intended Use or following such casualty the Facility is Uneconomic for its Primary Intended Use, Lessor shall, at Lessor's option, either (1) restore the Facility to substantially the same condition as existed immediately before the damage or destruction and otherwise in accordance with the terms of the Lease, or (2) terminate this Lease by Notice to Lessee given within ninety (90) days of the date of such damage or destruction. If Lessor determines to terminate this Lease, the Lease will terminate as of the date specified in Lessor's notice not later than sixty (60) days after such notice without further liability hereunder (other than liability stated to survive the expiration or termination hereof) and Lessor shall be entitled to retain all insurance proceeds.

     (b) Except as provided in Section 14.6, if during the Term the Leased Property is partially damaged or destroyed by a risk covered by the insurance described in Article XIII, but the Facility is not thereby rendered Unsuitable for its Primary Intended Use, provided the Facility is not unecomonic for its Primary Intended Use, Lessor shall restore the Facility to substantially the same condition as existed immediately before the damage or destruction and otherwise in accordance with the terms of this Lease to the extent it can reasonably do so with the net insurance proceeds actually received in respect to such damage or destruction. Such damage or destruction shall not terminate this Lease; provided, however, that if Lessor cannot within a reasonable time, obtain all necessary government approvals, including building permits licenses and conditional use permits, after diligent efforts to do so, in order to be able to perform all required repair and restoration work and to operate the Facility for its Primary Intended Use in substantially the same manner as that existing immediately prior to such damage or destruction and otherwise in accordance with the terms of this Lease, this Lease shall terminate on the date

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which is thirty (30) days after Lessor shall have notified the Lessee of the passage in such Lessor's reasonable determination of such reasonable period of time.

     (c) If Lessor elects to repair or restore the Leased Property, and the cost of the repair or restoration exceeds the net amount of proceeds received by Lessor from the insurance required under Article XIII, Lessor shall be obligated to contribute any excess amounts needed to restore the Leased Property.

     14.3 Reconstruction in the Event Of Damage Or Destruction Not Covered By Insurance. Except as provided in Section 14.6 below, if during the Term the Facility is totally or materially destroyed by a risk not covered by the insurance described in Article XIII (whether or not actually obtained or in full force), whether or not such damage or destruction renders the Facility Unsuitable for its Primary Intended Use, Lessor at its option shall either (a) repair, rebuild or restore the Facility at Lessor's sole expense to substantially the same condition it was in immediately before such damage or destruction and such damage or destruction shall not terminate this Lease, or
(b) terminate this Lease by Notice to Lessee given within ninety (90) days of the date of such destruction and this Lease will terminate as of the date specified in Lessor's notice not later than sixty (60) days after such notice. If such damage or destruction is not material, Lessor shall restore the Facility to substantially the same condition as existed immediately before the damage or destruction and otherwise in accordance with the terms of the Lease.

     14.4 Lessee's Personal Property. All insurance proceeds payable by reason of any loss of or damage to any of Lessee's Personal Property shall be paid to Lessee.

     14.5 Abatement of Rent. In the event of a casualty, except as otherwise provided herein, this Lease shall remain in full force and effect and Lessee's obligation to make rental payments and to pay all other charges required by this Lease (whether through the payment of insurance proceeds to Lessor or otherwise) shall remain unabated.

     14.6 Damage Near End of Term. Notwithstanding any provisions of Section
14.2 or 14.3 to the contrary, if damage to or destruction of the Facility occurs during the last twenty-four (24) months of the Term, and such damage or destruction cannot be repaired or restored within the earlier of (i) twelve (12) months, or (ii) the expiration of the Term, then Lessee shall have the right to terminate this Lease by giving written notice to Lessor within 60 days after the date of damage or destruction, whereupon all accrued Rent shall be paid immediately.

     14.7 Waiver. Lessee hereby waives any statutory rights of termination that may arise by reason of any damage or destruction of the Facility that Lessor is obligated to restore or may restore under any of the provisions of this Lease.

                                   ARTICLE XV

     15.1 Parties' Rights and Obligations. If during the Term there is any Condemnation of all or any part of the Leased Property or any interest in this Lease, the rights and obligations of Lessor and Lessee shall be determined by this Article XV.

     15.2 Total Taking. If (i) title to the fee of the whole of the Leased Property or (ii) the entire ground lease is condemned by any Condemnor, this Lease shall cease and terminate as of the Date of Taking by the Condemnor. If title to the fee of less than the whole of the Leased Property is so taken or condemned, which nevertheless renders the Leased Property Unsuitable or Uneconomic for its Primary Intended Use, Lessee and Lessor shall each have the option, by notice to the other, at any time prior to the date that is thirty
(30) days after the Date of Taking, to terminate this Lease as of the Date of Taking. Upon such date, if such Notice has been given, this Lease shall thereupon cease and terminate. All Rent paid or payable by Lessee hereunder shall be apportioned as of the Date of Taking, and Lessee shall promptly pay Lessor such amounts. In the event of any such termination, the provisions of
Section 15.6 shall apply.

     15.3 Allocation of Award. The total Award made with respect to the Leased Property or for loss of rent, or for Lessor's loss of business beyond the Term of this Lease, shall be solely the property of and payable to Lessor. Any Award made for the taking of Lessee's Personal Property, or for removal and relocation expenses of Lessee

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in any such proceedings shall be the sole property of and payable to Lessee. In any Condemnation proceedings, Lessor and Lessee shall each seek its Award in conformity herewith, at its respective expense; provided, however, Lessee shall not initiate, prosecute or acquiesce in any proceedings that may result in a diminution of any Award payable to Lessor.

     15.4 Partial Taking. If title to less than the whole of the Leased Property is condemned, and the Leased Property is still suitable for its Primary Intended Use, and not Uneconomic for its Primary Intended Use, or if Lessee or Lessor is entitled but each fails to timely elect to terminate this Lease as provided in
Section 15.3 hereof, Lessor at its cost (not to exceed the net Condemnation Award) shall with all reasonable dispatch after the payment of such award to Lessor restore the untaken portion of any Leased Improvements so that such Leased Improvements constitute a complete architectural unit of the same general character and condition (as nearly as may be possible under the circumstances) as the Leased Improvements existing immediately prior to the Condemnation. During and after the restoration of the untaken portion of the Leased Property, Base Rent shall be abated in the manner and to the extent that is fair, just and equitable to both Lessee and Lessor, taking into consideration, among other relevant factors, the number of usable rooms the amount of square footage, and the revenues affected by such partial Taking. In the event Base Rent is abated, the Threshold Amounts shall also be reduced accordingly. If Lessor and Lessee are unable to agree upon the amount of such abatement and for reduction within thirty (30) days after such partial Taking, the matter may be submitted by either party to a court of competent jurisdiction for resolution.

     15.5 Temporary Taking. If the whole or any part of the Leased Property or of Lessee's interest under this Lease is condemned by any Condemnor for its temporary use or occupancy, this Lease shall not terminate by reason thereof, and Lessee shall continue to pay, in the manner and at the terms herein specified, the full amounts of Rent and Additional Charges, but, if the entire Leased Property is so condemned, only to the extent of net proceeds of condemnation awards. Except only to the extent that Lessee may be prevented from so doing pursuant to the terms of the order of the Condemnor, Lessee shall continue to perform and observe all of the other terms, covenants, conditions and obligations hereof on the part of the Lessee to be performed and observed, as though such Condemnation had not occurred. In the event of any Condemnation as in this Section 15.5 described, the entire amount of any Award made for such Condemnation allocable to the Term, whether paid by way of damages, rent or otherwise, shall be paid to Lessee. Lessor covenants that upon the termination of any such period of temporary use or occupancy it will, at its sole expense, restore the Leased Property as nearly as may be reasonably possible to the condition in which the same was immediately prior to such Condemnation, unless such period of temporary use or occupancy extends beyond the expiration of the Term, in which case Lessor shall not be required to make such restoration.

                                  ARTICLE XVI

     16.1 Events of Default. If any one or more of the following events (individually, an "Event of Default") occurs:

          (a) Lessee fails to make payment of the Base Rent when the same becomes due and payable and such condition continues for a period of ten
     (10) days after receipt by the Lessee of Notice thereof from Lessor; or

          (b) Lessee fails to make payment of Percentage Rent when the same becomes due and payable and such condition continues for a period of ten
     (10) days after receipt by the Lessee of Notice thereof from Lessor; or

          (c) Lessee fails to observe or perform any other term, covenant or condition of this Lease and such failure is not cured by Lessee within a period of thirty (30) days after receipt by the Lessee of Notice thereof from Lessor, unless such failure cannot with due diligence be cured within a Period of thirty (30) days, in which case it shall not be deemed an Event of Default if Lessee proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof; provided, however, in no event shall such cure period extend beyond one hundred eighty (180) days after such Notice; or

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

          (d) Lessee shall file a petition in bankruptcy or reorganization for an arrangement pursuant to any federal or state bankruptcy law or any similar federal or state law, or shall be adjudicated a bankrupt or shall make an assignment for the benefit of creditors or shall admit in writing its inability to pay its debts generally as they become due, or if a petition or answer proposing the adjudication of the Lessee as a bankrupt or its reorganization pursuant to any federal or state bankruptcy law or any similar federal or state law shall be filed in any court and the Lessee shall be adjudicated a bankrupt and such adjudication shall not be vacated or set aside or stayed within sixty (60) days after the entry of an order in respect thereof, or if a receiver of the Lessee or of the whole or substantially all of the assets of the Lessee shall be appointed in any proceeding brought by the Lessee or if any such receiver, trustee or liquidator shall be appointed in any proceeding brought against the Lessee and shall not be vacated or set aside or stayed within sixty (60) days after such appointment; or

          (e) without Lessor's consent, Lessee is liquidated or dissolved or begins proceedings toward such liquidation or dissolution, or, in any manner, permits the sale or divestiture of substantially all of its assets; or

          (f) the estate or interest of Lessee in the Leased Property or any part thereof is voluntarily or involuntarily transferred, assigned, conveyed, levied upon or attached in an proceeding (unless
Lessee is contesting such lien or attachment in good faith in accordance with
Article XII hereof); or

          (g) except as a result of damage, destruction or a partial or complete Condemnation, Lessee voluntarily ceases operation of the Leased Property for a period in excess of ten (10) consecutive days;

          (h) the Franchise Agreement with respect to the Facility on the Leased Premises is terminated by the Franchisor as a result of any action or failure to act by the Lessee; or

          (i) Lessee shall breach the terms of Section 7.2(f), Article 19,
     Section 23.1. or Section 24.2;

then, and in any such event, Lessor may, so long as such Event of Default continues, exercise one or more remedies available to it herein or at law or in equity including, but not limited to, its right to terminate this Lease by giving Lessee the shortest Notice of such termination permitted by law.

     If litigation is commenced with respect to any alleged default under this Lease, the prevailing party in such litigation shall receive, in addition to its damages incurred, such sum as the court shall determine as its reasonable attorneys' fees, and all costs and expenses incurred in connection therewith.

     No Event of Default (other than a failure to make a payment of money) shall be deemed to exist under clause (c) during any time the curing thereof is prevented by an Unavoidable Delay, provided that upon the cessation of such unavoidable Delay, Lessee remedies such default or Event of Default without further delay.

     16.2 Remedies. (a) If any one or more Events of Default shall occur and be continuing, then Lessor shall have the right, in addition to all other rights or remedies available at law or in equity, at its election:

                  (i) To give Lessee written notice of Lessor's intention to terminate this Lease on the earliest date permitted by law or on any later date specified in such notice, in which case Lessee's right to possession of the Leased Property shall cease and this Lease will be terminated on such date, except as to liability of Lessee expressly, stated herein to survive the termination of this Lease, including, without limitation, liability pursuant to Section 16.2(d); or

                  (ii) Without further demand or notice, to reenter and take possession of the Leased Property or any part of the Leased Property, repossess the same, expel Lessee and those claiming through or under Lessee, and remove the effects of both or either, using such force for such purposes as may be Lawful and necessary, without being liable for prosecution, without being deemed guilty of any manner of trespass, and without prejudice to any remedies for arrears or future payments of Base Rent, Percentage Rent, Additional Charges or other amounts payable under this Lease or as a result of any preceding breach of covenants or conditions; or

                  (iii) To cure any Event of Default and to charge Lessee for the cost of effecting such cure, including, without limitation, reasonable attorneys fees and interest on the amount so advanced at the overdue Rate, provided that Lessor shall have no obligation to cure any such Event of Default.

     (b) Should Lessor elect to reenter as provided in Section 16.2(a)(ii), or should Lessor take possession pursuant to legal proceedings or pursuant to any notice provided by law while an Event of Default is continuing, Lessor may, from time to time, without terminating this Lease, relet the Leased Property or any part of the Leased Property in Lessor's or Lessee's name, but for the account of Lessee, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term of this Lease) and on such conditions and upon such other terms (which may include concessions of free rent and alteration and repair of the Leased Improvements) as Lessor, in its reasonable discretion, may determine and Lessor may collect and receive the rent. No such reentry or taking possession of the Leased Property by Lessor will be construed as an election on Lessor's part to terminate this Lease unless a written notice of such intention is given to Lessee. No notice from Lessor under this Article 16 or under a forcible or unlawful entry and detainer statute or similar law will constitute an election by Lessor to terminate this Lease unless such notice specifically so states. Lessor reserves the right following any such reentry or reletting to exercise its right to terminate this Lease by giving Lessee such written notice, in which event this Lease will terminate as specified in such notice.

     (c) In the event that Lessor does not elect to terminate this Lease as permitted in Section 16.2(a)(i), but elects instead to take possession as provided in Section 16.2(a)(ii), Lessee shall pay to Lessor Base Rent, Percentage Rent, Additional Charges and other sums as provided in this Lease which would be payable under this Lease if such repossession had not occurred, less the net proceeds, if any, of any reletting of the Leased Property, after deducting all of Lessor's expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, attorneys fees, expenses of employees, alteration and repair costs and expenses of preparation for such reletting. If, in connection with any reletting, the new lease term extends beyond the existing Term of this Lease, or the premises covered by such new lease include other premises not part of the Leased Property, a fair apportionment of the rent received from such reletting and the expenses incurred in connection with such reletting as provided in this Paragraph will be made in determining the net proceeds from such reletting, and any rent concessions will be equally apportioned over the term of the new lease. Lessee shall pay such rent and other sums to Lessor monthly on the date on which the Base Rent and Additional Charges, and, in the case of Percentage Rent, quarterly on the day on which Percentage Rent, would have been payable under this Lease if possession had not been retaken, and Lessor shall be entitled to receive such rent and other sums from Lessee on each such day.

     (d) If an Event of Default has occurred and this Lease is terminated by Lessor, Lessee shall remain liable to Lessor for damages in an amount equal to Base Rent, Percentage Rent, Additional Charges and other amounts which would have been owing by Lessee for the balance of the Term of this Lease had this Lease not been terminated, less the net proceeds, if any, of any reletting of the Leased Property by Lessor subsequent to such termination, after deducting all of Lessor's expenses in connection with such reletting, including, but without limitation, the expenses enumerated in Section 16.2(c) (which expenses, if the reletting is for a term that will extend beyond the existing Term, will be apportioned as described in Section 16.2(c)). Lessor shall be entitled to collect such damages from Lessee monthly on the day on which Base Rent or Additional Changes, and quarterly on the day on which Percentage Rent would have been payable under this Lease if this Lease had not been terminated, and Lessor shall be entitled to receive such Base Rent and other amounts from Lessee on each such day. Alternatively, at the option of Lessor, in the event this Lease is so terminated, Lessor shall be entitled to recover against Lessee as damages for loss of the bargain and not as a penalty:

          (i) The worth at the time of award of the unpaid Base Rent and Percentage Rent which had been earned at the time of termination;

          (ii) The worth at the time of award of the amount, if any, by which the unpaid Base Rent, Percentage Rent and all Additional Charges which would have been earned after termination until the time of award exceeds the amount of rental loss that Lessee proves could have been reasonable avoided;

          (iii) The worth at the time of award of the amount, if any, by which the unpaid Base Rent, Percentage Rent and Additional Charges for the balance of the Term (had the same not been so terminated by Lessor) after the time of award exceeds the amount of such rental loss during such period that Lessee proves could be reasonably avoided; and

          (iv) Any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform its obligations under this Lease or which in the ordinary course of events would be likely to result therefrom.

The "worth at the time of award" of the amounts referred to in clauses (i) and
(ii) above shall be computed by adding interest from the date of termination until the time of the award computed at the Overdue Rate on the date on which this Lease is terminated. The worth at the time of award of the amount referred to in clause (iii) above shall be computed by using a discount rate of the Federal Reserve Bank of New York at the time of the award plus one percent (1%).

     (e) Percentage Rent for the purposes of this Section 16.2 shall be a sum equal to (i) the average of the annual amounts of the Percentage Rent for the three (3) Fiscal Years immediately preceding the Fiscal Year in which the termination, re-entry or repossession takes place, or (ii) if three (3) Fiscal Years shall not have elapsed, the average of the Percentage Rent during the preceding Fiscal Years during which the Lease was in effect, or (iii) if one (1) Fiscal Year has not elapsed, the amount derived by analyzing the Percentage Rent from the effective date of this Lease.

     (f) Any suit or suits for the recovery of the amounts and damages set forth in Sections 16.2(c) or (d) may be brought by, Lessor, from time to time, at Lessor, a election, and nothing in this Lease will be deemed to require Lessor to await the date upon which this Lease or the Term of this Lease would have expired had there occurred no Event of Default. Each right and remedy provided for in this Lease as a result of the occurrence of a default is cumulative and is in addition to every other right or remedy provided for in this Lease or now or after the date of the commencement of the Term existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Lessor of any one or more of the rights or remedies provided for in this Lease or now or after the date of the commencement of the Term existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Lessor of any or all other rights or remedies provided for in this Lease or now or after the date of the commencement of the Term existing at law or in equity or by statute or otherwise. All costs incurred by Lessor in collecting any amounts and damages owing by Lessee pursuant to the provisions of this Lease or to enforce any provision of this Lease, including, but not limited to, reasonable attorneys' fees and related costs, whether or not one or more actions are commenced by Lessor, shall also be recoverable by Lessor from Lessee.

     (g) Lessor shall have no obligation to mitigate damage following the occurrence of an Event of Default.

     16.3 Waiver. Lessee hereby waives, to the extent permitted by applicable law, (a) any right to a trial by jury in the event of summary proceedings to enforce the remedies set forth in this Article 16; (b) the benefit of any laws now or hereafter in any force exempting property from liability for rent or for debt; (c) any equity of redemption; and (d) except as provided herein, any presentations, demands for payment or for performance, or notice of non-performance.

     16.4 Application of Funds. Any payments received by Lessor under any of the provisions of this Lease during the existence or continuance of any Event of Default shall, to the extent permitted by applicable law, be applied to Lessee's obligations in the order that Lessor may determine, in Lessor's discretion.

     16.5 Surrender. If an Event of Default occurs (and the event giving rise to such Event of Default has not been cured within the curative period relating thereto as set forth in Section 16.1) and is continuing, whether or not this Lease has been terminated pursuant to Section 16.1, Lessee shall, if requested by Lessor to do so, immediately surrender to Lessor the Leased Property including, without limitation, any and all books, records, files, licenses, permits and keys relating thereto, and quit the same and Lessor may enter upon and repossess the Leased Property by reasonable force, summary proceedings, ejectment or otherwise and may remove Lessee and all other persons and any and all personal property from the Leased Property, subject to rights of any hotel guests and to any requirement of law. Lessee hereby waives any and all requirements of applicable law for service of notice to reenter the Leased Property. Lessor shall be under no obligation to, but may if it so chooses, relet the Leased Property or otherwise mitigate Lessor's damages.

                                  ARTICLE XVII

     17.1 Lessor's Right to Cure Lessee's Default. If Lessee fails to make any payment or to perform any act required to be made or performed under this Lease including, without limitation, Lessee's failure to comply with the terms of the Franchise Agreement, and fails to cure the same within the relevant time periods provided in Section 16.1, Lessor, without waiving or releasing any obligation of Lessee, and without waiving or releasing any obligation or default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Lessee, and may, to the extent permitted by law, enter upon the Leased Property for such purpose and, subject to Section 16.2, take all such action thereon as, in Lessor's opinion, may be necessary or appropriate therefor. No such entry shall be deemed an eviction of Lessee. All sums so paid by Lessor and all costs and expenses (including, without limitation, reasonable attorney's fees and expenses, in each case to the extent permitted by law) so incurred, together with a late charge thereon (to the extent permitted by law) at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Lessor, shall be paid by Lessee to Lessor on demand. The obligations of Lessee and rights of Lessor contained in this Article shall survive the expiration or earlier termination of this Lease.

                                 ARTICLE XVIII

     18.1 Exculpation. In the event of (a) a sale or transfer of all or any part of the Leased Property (by operation of law or otherwise), (b) the making of a lease of all or substantially all of the Leased Property or (c) a sale or transfer (by operation of Law or otherwise) of the leasehold estate under any such lease, (i) the seller, transferor or lessor, as the case may be, shall be and hereby is automatically and entirely released and discharged, from and after the date of such sale, transfer or lease, of all liability in respect of the performance of any of the terms of this Lease on the part of Lessor thereafter to be performed and (ii) the term "Lessor" shall thereafter mean only the purchaser, transferee or lessee, as the case may be, and the covenants and agreements of Lessor shall thereafter be binding upon such purchaser, transferee or lessee.

     Lessee shall look solely to Lessor's estate and interest in the Leased Property for the satisfaction of any right of Lessee for the collection of a judgment or other judicial process or arbitration award requiring the payment of money by Lessor, and no other property or assets of Lessor. Lessor's agents, incorporators, subscribers, shareholders, officers, directors, members, partners, principals (disclosed or undisclosed) an affiliates, whether directly or through Lessor or through any receiver, assignee, trustee in bankruptcy or through anyone else, shall not be subject to levy, lien, execution, attachment, or other enforcement procedure for the satisfaction of Lessee's rights and remedies under of with respect to or arising from or in connection with this Lease.

                                  ARTICLE XIX

     19.1 REIT Compliance. Lessee acknowledges that the general partner of the general partner of Lessor (the "REIT") intends to continue to qualify as a real estate investment trust under the Code, and that pursuant to Lessor's limited partnership agreement, Lessor may not take or omit to take any action, or engage in any business or business transaction or relationship, that would or could result in the REIT being disqualified from treatment as a real estate investment trust. As a material inducement to Lessor to enter into this Lease, Lessee hereby agrees that it shall not take or omit to take any action, or engage in any business or business transaction or relationship, that would or could result in the REIT being disqualified from treatment as a real estate investment trust under the Code. Without limiting the generality of the foregoing, Lessee agrees that:

     (A) Personal Property Limitation. Anything contained in this Lease to the contrary notwithstanding, the average of the adjusted tax bases of the items of personal property that are leased to Lessee under this Lease at the beginning and at the end of any Fiscal Year shall not exceed 15% of the average of the aggregate adjusted tax bases of the Leased Property at the beginning and at the end of such Fiscal Year. This Section 19.1(a) is intended to ensure that the Rent qualifies as "rents from real property," within the meaning of Section 856(d) of the Code, or any similar or successor provisions thereto, and shall be interpreted in a manner consistent with such intent.

     (B) Sublease Rent Limitation. Anything contained in this Lease to the contrary notwithstanding, Lessee shall not sublet the Leased Property on any basis such that the rental to be paid by the sublessee thereunder would be based, in whole or in part, on either (i) the income or profits derived by the business activities of the sublessee, or (ii) any other formula such that any portion of the Rent would fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto.

     19.2 Sublease Lessee Limitation. Anything contained in this Lease to the contrary notwithstanding, Lessee shall not sublease the Leased Property to any Person in which Realty ReFund Trust, owns, directly or indirectly a ten percent (10%) or more interest, within the meaning of Section 856(d)(2)(B) of the Code, or any similar or successor provisions thereto.

     19.3 Lessee Ownership Limitation. Anything contained in this Lease to the contrary notwithstanding, neither Lessee or an Affiliate of Lessee shall acquire, directly or indirectly, a 10% or more interest in Realty ReFund Trust, within the meaning of Section 856(d)(2)(B) of the Code, or any similar or successor provision thereto.

     19.4 Lessee Officer and Employee Limitation. If a Person serves as both (a) a director of Lessee (or any Person who furnishes or renders services to the tenants of the Leased Property, or manages or operates the Leased Property) and
(b) a trustee and officer (or employee) of the REIT, that Person shall not receive any compensation for serving as a director of Lessee (or any Person who furnishes or renders services to the tenants of the Leased Property, or manages or operates the Leased Property). Furthermore, if a Person serves as both (a) a trustee of the REIT and (b) a director and officer (or employee) of Lessee (or any Person who furnishes or renders services to the tenants of the Leased Property, or manages or operates the Leased Property), that Person shall not receive any compensation for serving as a director of Lessee (or any Person who furnishes or renders services to the tenants of the Leased Property, or manages or operates the Leased Property).

                                   ARTICLE XX

     20.1 Holding Over. If Lessee for any reason remains in possession of the Leased Property after the expiration or earlier termination of the Term, such possession shall be as a tenant at sufferance during which time Lessee shall pay as rental each month the aggregate of 105% of (a) one-twelfth of the aggregate Base Rent and Percentage Rent payable with respect to the last Fiscal Year of the Term, (b) all Additional Charges accruing during the applicable month and
(c) all other sums, if any, payable by Lessee under this Lease with respect to the Leased Property. During such period, Lessee shall be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to tenants at sufferance, to continued occupancy and use of the Leased Property. Nothing contained herein shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease.

                                  ARTICLE XXI

     21.1 Risk of Loss. During the Term, the risk of loss or of decrease in the enjoyment and beneficial use of the Leased Property in consequences of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise, or in consequences of foreclosures, attachments, levies or executions is retained by Lessor, and, in the absence of negligence, misconduct or breach of this Lease by Lessee, Lessee shall in no event be answerable or accountable therefor.

                                  ARTICLE XXII

     22.1 Indemnification. Notwithstanding the existence of any insurance provided for in Article XIII, and without regard to the policy limits of any such insurance, Lessee will protect, indemnify, hold harmless and defend any Lessor Indemnified Party from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses), to the extent permitted by law, imposed upon or incurred by or asserted against any Lessor Indemnified Party by reason of: (a) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Leased Property or adjoining sidewalks, including without limitation any claims under liquor liability, "dram shop" or similar laws, (b) any past, present or future use, misuse, non-use, condition, management, maintenance or repair or negligence by Lessee, its agents, invitees, employees or guests, or any other person other than Lessor, of the Leased Property or Lessee's Personal Property or any litigation, proceeding or claim by governmental entities or other third parties to which Lessor is made a party or participant related to such use, misuse, non-use, condition, management, maintenance, or repair thereof by Lessee, including Lessee's failure to perform obligations (other than Condemnation proceedings), (c) any Impositions that are the obligations of Lessee pursuant to the applicable provisions of this Lease,
(d) any failure on the part of Lessee to perform or comply with any of the terms of this Lease, (e) the nonperformance of any of the terms and provisions of any and all existing and future subleases of the Leased Property to be performed by the landlord thereunder, and (f) the sale of or consumption of alcoholic beverages on or in the Leased Property, (g) claims of Franchisor and Managers. Any amounts that become payable by Lessee under this Article shall be paid within ten days after demand therefor by Lessor, and if not timely paid, shall bear a late charge (to the extent permitted by law) at the Overdue Rate from the expiration of such ten (10) day period date of such determination to the date of payment. Lessee, at its expense, shall contest, resist and defend any such claim, action or proceeding asserted or instituted against any Lessor Indemnified Party or may compromise or otherwise dispose of the same as Lessee sees fit. Nothing herein shall be construed as indemnifying any Lessor Indemnified Party against its own grossly negligent acts or omissions or willful misconduct.

     Lessor shall indemnify and hold any Lessee Indemnified Party from and against any and all liabilities, losses, interest, damages, costs or expenses (including, without limitation, reasonable attorneys' fees) assessed against, levied upon or collected from any Lessee Indemnified Party arising out of the negligence, misconduct or breach of this Lease by Lessor.

     Lessee's and Lessor's liability under the provisions of this Article shall survive any termination of this Lease.

                                 ARTICLE XXIII

     23.1 Subletting and Assignment. Except as expressly permitted herein, Lessee shall not mortgage, assign, sublet, or otherwise transfer its interest in the Facility and, subject to the provisions of Article XIX and Section 23.2 and any other express conditions or limitations set forth herein, Lessee may, but only with the prior written consent of Lessor, which may be granted or withheld in Lessor's sole and absolute discretion, (a) assign this Lease, (b) sublet all or any part of the Leased Property, or (c) sublet any retail or restaurant portion of the Leased Improvements in the normal course of the Primary Intended Use; provided that any subletting to any party other than an Affiliate of Lessee shall not individually as to any one such subletting, or in the aggregate, materially diminish the actual or potential Rent payable under this Lease. In the case of a subletting, the sublessee shall comply with the provisions of
Section 23.2, and in the case of an assignment, the assignee shall assume in writing and agree to keep and perform all of the terms of this Lease on the part of Lessee to be kept and performed and shall be, and become, jointly and severally liable with Lessee for the performance thereof. An original counterpart of each such sublease and assignment and assumption, duly executed by Lessee and such sublessee or assignee, as the case may be, in form and substance satisfactory to Lessor, shall be delivered promptly to Lessor. In case of either an assignment or subletting made during the Term, Lessee shall remain primarily liable, as principal rather than as surety, for the prompt payment of the Rent and for the performance and observance of all of the covenants and conditions to be performed by Lessee hereunder.

     23.2 Attornment. Lessee shall insert in each sublease permitted under
Section 23.1 provisions to the effect that (a) such sublease is subject and subordinate to all of the terms and provisions of this Lease and to the rights of Lessor hereunder, (b) if this Lease terminates before the expiration of such sublease, the sublessee thereunder will, at Lessor's option, attorn to Lessor and waive any right the sublessee may have to terminate the sublease or to surrender possession thereunder as a result of the termination of this Lease, and (c) if the sublessee receives a written Notice from Lessor or Lessor's assignees, if any, stating that an uncured Event of Default exists under this Lease, the sublessee shall thereafter be obligated to pay all rentals accruing under said sublease directly to the party giving such Notice, or as such party may direct. All rentals received from the sublessee by Lessor or Lessor's assignees, if any, as the case may be, shall be credited against the amounts owing by Lessee under this Lease.

     23.3 Management Agreement. Notwithstanding anything contained in this
Article XXIII to the contrary, Lessee may, with the prior written consent of Lessor (which consent may be withheld in the sole and absolute direction of Lessor), enter into an agreement (a "Management Agreement") with any third party to assign responsibility for the management and/or operation of all or any part of the Leased Property, including any retail or restaurant portion of the Leased Improvements, provided, however, that Lessee shall not enter into any Management Agreement which will materially diminish the actual or potential Rent payable under this Lease. Notwithstanding the above, Lessee shall remain primarily liable, as principal rather than as surety, for the prompt payment of the Rent and for the performance and observance of all of the covenants and conditions to be performed by Lessee hereunder. Lessor hereby consents to Lessee's entering into a Management Agreement with InnSuites Innternational Hotels, Inc.

                                  ARTICLE XXIV

     24.1 Officers' Certificates; Financial Statements; Lessor's Estoppel Certificates and Covenants. (a) At any time and from time to time upon not less than twenty (20) days Notice by Lessor, Lessee will furnish to Lessor an Officer's Certificate certifying that this Lease is unmodified and in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications), the date to which the Rent has been paid, whether to the knowledge of Lessee there is any existing default or Event of Default thereunder by Lessor or Lessee, and such other information as may be reasonably requested by Lessor or Lessor's lender. Any such certificate furnished pursuant to this Article may be relied upon by Lessor, any lender and any prospective purchaser of the Leased Property.

     (b) Lessee will furnish the following statements to Lessor:

          (1) on or before the twentieth (20th) day of each month, a detailed profit and loss statement for the Leased Property for the preceding month, a balance sheet for the Leased Property as of the end of the preceding month, and a detailed accounting of revenues for the Leased Property for the preceding month, and such other information as may be requested by Lessor or required by Lessor's lender, each in form acceptable to Lessor; and

          (2) the most recent Consolidated Financials of Lessee within forty-five (45) days after each quarter of any Fiscal Year (or, in the case of the final quarter in any Fiscal Year, the most recent Audited Consolidated Financials of Lessee within ninety (90) days) after such final quarter; and

          (3) with reasonable promptness, such information respecting the financial condition and affairs of Lessee as may be requested by Lessor.

     (c) At any time and from time to time upon not less than twenty (20) days notice by Lessee, Lessor will furnish to Lessee or to any person designated by Lessee an estoppel certificate certifying that this Lease is unmodified and in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications), the date to which Rent has been paid, whether to the knowledge of Lessor there is any existing default or Event of Default on Lessee's part hereunder, and such other information as may be reasonably requested by Lessee.

                                  ARTICLE XXV

     25.1 Books and Records; Lessor's Right to Inspect. Lessee shall keep full and adequate books of account and other records reflecting the results of operation of the Facility on an accrual basis, all in accordance with the Uniform System and generally accepted accounting principles. The books of account and all other records relating to or reflecting the operation of the Facility shall be available to Lessor and its representatives and its auditors or accountants, at all reasonable times for examination, audit, inspection and transcription. All of such books and records pertaining to the Facility including, without limitation, books of account, guest records and front office records, at all times shall be the property of Lessee, (subject to the terms of Section 35.2) but shall not be removed from the Facility or Lessee's offices by Lessee without Lessor approval.

     Lessee shall permit Lessor and its authorized representatives as frequently as reasonably requested by Lessor to inspect the Leased Property and Lessee's accounts and records pertaining thereto and make copies thereof, during usual business hours upon reasonable advance notice, subject only to any business confidentiality requirements reasonably requested by Lessee.

                                  ARTICLE XXVI

     26.1 No Waiver. No failure by Lessor or Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof, and no acceptance of full or partial payment of Rent during the continuance of any such breach, shall constitute a waiver of any such breach or of any such term. To the extent permitted by law, no waiver of any breach shall affect or alter this Lease, which shall continue in full force and effect with respect to any other then existing or subsequent breach.

                                 ARTICLE XXVII

     27.1 Remedies Cumulative. To the extent permitted by law, each legal, equitable or contractual right, power and remedy of Lessor or Lessee now or hereafter provided either in this Lease or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power and remedy and the exercise or beginning of the exercise by Lessor or Lessee of any one or more of such rights, powers and remedies shall not preclude the simultaneous or subsequent exercise by Lessor or Lessee of any or all of such other rights, powers and remedies.

                                 ARTICLE XXVIII

     28.1 Acceptance of Surrender. No surrender to Lessor of this Lease or of the Leased Property or any part thereof, or of any interest therein, shall be valid or effective unless agreed to and accepted in writing by Lessor and no act by Lessor or any representative or agent of Lessor, other than such a written acceptance by Lessor, shall constitute an acceptance of any such surrender.

                                  ARTICLE XXIX

     29.1 No Merger of Title. There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same person or entity may acquire, own or hold, directly or indirectly: (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate and (b) the fee estate in the Leased Property.

                                  ARTICLE XXX

     30.1 Conveyance by Lessor. If Lessor or any successor owner of the Leased Property conveys the Leased Property in accordance with the terms hereof other than as security for a debt, and the grantee or transferee of the Leased Property expressly assumes all obligations of Lessor hereunder arising or accruing from and after the date of such conveyance or transfer, Lessor or such successor owner, as the case may be, shall thereupon be released from all future liabilities and obligations of Lessor under this Lease arising or accruing from and after the date of such conveyance or other transfer as to the Leased Property and all such future liabilities and obligations shall thereupon be binding upon the new owner.

                                  ARTICLE XXXI

     31.1 Quiet Enjoyment. So long as Lessee pays all Rent as the same becomes due and complies with all of the terms of this Lease and performs its obligations hereunder, in each case within the applicable grace periods, if any, Lessee shall peaceably and quietly have, hold and enjoy the Leased Property for the Term hereof, free of any claim or other action by Lessor or anyone claiming by, through or under Lessor, but subject to all liens and encumbrances subject to which the Leased Property was conveyed to Lessor or hereafter consented to by Lessee or provided for herein. Notwithstanding the foregoing, Lessee shall have the right by separate and independent action to pursue any claim it may have against Lessor as a result of a breach by Lessor of the covenant of quiet enjoyment contained in this Section.

                                 ARTICLE XXXII

     32.1 Notices. All notices, demands, requests, consents, approvals and other communications ("Notice" or "Notices") hereunder shall be in writing and personally served, mailed (by registered or certified mail, return receipt requested and postage prepaid) or sent by facsimile transmission, addressed to Lessor at c/o Realty ReFund Trust, 1750 Huntington Building, 925 Euclid Avenue, Cleveland, Ohio 44115, Attention: Mr. Gregory D. Bruhn, with copy to James B. Aronoff, Esq., Thompson Hine & Flory LLP, 3900 Key Center, 127 Public Square, Cleveland, Ohio 44114-1216, and addressed to Lessee at 1615 E. Northern Avenue, Suite 105, Phoenix, Arizona 85020, Attention: Mr. J.R. Chase and Mr. Kevin Fell, with a copy to Mr. James F. Wirth at the same address, or to such other address or addresses as either party may hereafter designate, Notice by personal delivery or facsimile transmission shall be effective upon receipt, and Notice given by mail shall be complete at the time of deposit in the U.S. Mail system, but any prescribed period of Notice and any right or duty to do any act or make any response within any prescribed period or on a date certain after the service of such Notice given by mail shall be extended five days.

                                 ARTICLE XXXIII

     33.1 Lessor May Grant Liens, Subordination. Without the consent of Lessee, Lessor may, from time to time, directly or indirectly, create or otherwise cause to exist, modify or extend any lien, encumbrance, superior lease or title retention agreement ("Encumbrance") upon the Leased Property, or any portion thereof or interest therein, whether to secure any borrowing or other means of financing or refinancing. This Lease and Lessee's interest herein shall be subordinate to each and every Encumbrance unless the holder thereof elects otherwise.

     (a) The subordination provisions herein contained shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Lessee shall execute and deliver promptly any certificate that Lessor or its successors in interest may request. Lessee hereby constitutes and appoints Lessor or its successors in interest as Lessee's attorney-in-fact to execute and deliver any such certificate or certificates for and on behalf of Lessee. Notwithstanding any provision in this Lease or any separate agreement with Lessee, Lessee covenants and agrees that Lessee shall not do any act, or refrain from doing any act, if doing such act, or refraining from doing such act, would constitute a default or breach of any Encumbrance.

     (b) This Lease has been, or may be, assigned as collateral security. After Lessee receives notice of such assignment and so long as the obligations secured by such assignment remain outstanding, Lessee (i) will not pay any Rent under this Lease more than thirty (30) days in advance of its due date without the prior written consent of the holder of any such assignment (the "Assignee"),
(ii) will not surrender or consent to the modification of any of the terms of the Lease nor to the termination hereof by Lessor without the Assignee's prior written consent, (iii) will continue to pay Rent under this Lease to the Lessor or as directed by Lessor in accordance with the terms of this Lease (unless and until notified otherwise in writing by the Assignee in case of an event of default under the Assignee's mortgage or other Encumbrance, in which event Lessee will pay the rent due under this Lease directly to the Assignee or the Assignee's designee) and (iv) will not seek to terminate this Lease or seek or assert any set-off or counterclaim against Rent by reason of any act or omission of the Lessor, until Lessee shall have given written notice of such act or omission to the Assignee (at the Assignee's last address furnished to Lessee) and until a reasonable period of time shall have elapsed following the giving of such notice, during which period the Assignee shall have the right, but shall not be obligated, to remedy such act or omission. Any payments made to the Assignee by Lessee shall not affect or impair the other rights and remedies the Assignee may have under said mortgage or Encumbrance or otherwise against the Lessor.

     (c) Lessee agrees, at the election of the holder of any interest superior to this Lease pursuant to the terms hereof ("Holder") to fully and completely attorn to, from time to time, and to recognize Holder or any person, or such person's successors or assigns, who acquires the interest of Lessor under the Lease as Lessee's lessor under this Lease (collectively, "Successor Landlord") upon the then executory terms of this Lease. The foregoing provisions of this paragraph shall inure to the benefit of any such Successor Landlord, shall apply notwithstanding that, as a matter of law, the Lease may automatically terminate, shall be self-operative upon any such demand, and no further instrument shall be required to give effect to said provisions. Lessee however, upon demand of any such Successor Landlord agrees to execute, from time to time, lessor or any instruments to evidence and confirm the provisions of this paragraph, satisfactory to lessor or any such Successor Landlord. Upon such attornment and the acceptance thereof in writing by such Successor Landlord, this Lease shall continue in full force and effect as a direct lease between such Successor Landlord and Lessee upon all of the then executory terms of the Lease, except that such Successor Landlord shall not be:

          (i) liable for any act or omission of any prior lessor (including Lessor); or

          (ii) liable for the return of any security deposit (unless actually received by such Successor Lessor); or

          (iii) bound by any waiver or forbearance of any prior lessor (including Lessor); or

          (iv) be liable for any damages or other relief attributable to any latent or patent defects in construction; or

          (v) bound by any covenant to perform or complete any construction or to pay any sum to Lessee; or

          (vi) subject to any offsets or defenses which might have against any prior Lessor (including Lessor); or

          (vii) bound by any Rent which Lessee might have paid for more than the current quarter to any prior lessor (including Lessor); or

          (viii) bound by any amendment or modification of the Lease made without its consent.

     (d) Lessor shall request of each Holder that such Holder enter into a so-called "non-disturbance agreement" with Lessee on such Holder's standard form, and Lessor shall use best efforts to obtain such non-disturbance agreement.

     33.2 Lessee's Right to Cure. Subject to the provisions of Section 33.3, if Lessor breaches any covenant to be performed by it under this Lease, Lessee, after Notice to and demand upon Lessor, without waiving or releasing any obligation hereunder, and in addition to all other remedies available to Lessee, may (but shall be under no obligation at any time thereafter to) make such payment or perform such act for the account and at the expense of Lessor. All sums so paid by Lessee and all costs and expenses (including, without limitation, reasonable attorneys' fees) so incurred, together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Lessee, shall be paid by Lessor to Lessee on demand or, following entry of a final, nonappealable judgment against Lessor for such sums, may be offset by Lessee against the Base Rent payments next accruing or coming due. The rights of Lessee hereunder to cure and to secure payment from Lessor in accordance with this Section 34.2 shall survive the termination of this Lease with respect to the Leased Property.

     33.3 Breach by Lessor. It shall be a breach of this Lease if Lessor: [(i)] fails to observe or perform any term, covenant or condition of this Lease on its part to be performed and such failure continues for a period of thirty (30) days after Notice thereof from Lessee, unless such failure cannot with due diligence be cured without a period of thirty (30) days, in which case such failure shall not be deemed to continue if Lessor, within such thirty (30) day period, proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof, or [(ii) defaults under the Ground Lease if such default is not cured within thirty (30) days after Notice thereof from the ground lessor of the Ground Lease.] The time within which Lessor shall be obligated to cure any such failure also shall be subject to extension of time due to the occurrence of any Unavoidable Delay.

     33.4 Lessee's Cooperation. In connection with the termination of this Lease due to the expiration of the Term or otherwise, Lessee shall cooperate with Lessor in transferring possession of the Leased Property to a new tenant, including, without limitation, cooperating with the transfer of any licenses or permits necessary for the operation of the Facility.

                                 ARTICLE XXXIV

     34.1 Miscellaneous. Anything contained in this Lease to the contrary notwithstanding, all claims against, and liabilities of, Lessee or Lessor arising prior to any date of termination of this Lease shall survive such termination. If any term or provision of this Lease or any application thereof is invalid or unenforceable, the remainder of this Lease and any other application of such term or provisions shall not be affected thereby. If any late charges or any interest rate provided for in any provision of this Lease are based upon a rate in excess of the maximum rate permitted by applicable law, the parties agree that such charges shall be fixed at the maximum permissible rate. Neither this Lease nor any provision hereof may be changed, waived, discharged or terminated except by a written instrument in recordable form signed by Lessor and Lessee. All the terms and provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The headings in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. This Lease shall be governed by and construed in accordance with the laws of the State but not including its conflicts of laws rules.

     34.2 Transition Procedures. Upon the expiration or termination of the Term of this Lease, for whatever reason, Lessor and Lessee shall do the following (and the provisions of this Section 35.2 shall survive the expiration or termination of this Lease until they have been fully performed) and, in general, shall cooperate in good faith to effect an orderly transition of the management of the Facility.

     (a) Transfer of Licenses. Upon the expiration or earlier termination of the Term, Lessee shall use its best efforts (i) to transfer to Lessor or Lessor's nominee, to the extent assignable or transferable, the Franchise Agreement, any liquor licenses, and all other licenses, operating permits and other governmental authorizations and all contracts, including contracts with governmental or quasi-governmental entities, that may be necessary for the operation of the Facility (collectively, "Licenses"), or (ii) if such transfer is prohibited by law or Lessor otherwise elects, to cooperate with Lessor or Lessor's nominee in connection with the processing by Lessor of Lessor's nominee of any applications for, all Licenses; provided, in either case, except in the case of a termination resulting from an Event of Default by Lessee, that the costs and expenses of any such transfer or the processing of any such application shall be paid by Lessor or Lessor's nominee.

     (b) Leases and Concessions. Lessee shall assign to Lessor or Lessor's nominee simultaneously with the termination of this Lease, and the assignee shall assume any and all subleases and concession agreements in effect with respect to the Facility which Lessor elects to have assigned and to assume.

     (c) Books and Records. Any and all books, records files and keys for the Facility kept by Lessee pursuant to this Lease or otherwise shall be delivered promptly to Lessor or Lessor's nominee, simultaneously with the termination of this Agreement, but such books and records shall thereafter be available to Lessee at all reasonable times for inspection, audit, examination, and transcription for a period of three (3) years and Lessee may retain (on a confidential basis) copies or computer records thereof.

     (d) Transition Adjustments. Lessee shall pay all accounts payable and accrued expenses relating to the Leased Property as of the date of termination of this Lease, to the extent such accounts payable and accrued expenses are required to be paid by Lessee under this Lease, and Lessee shall be entitled to receive and retain all accounts receivable, and an amount equal to all prepaid expenses paid by Lessee, as of the date of this termination. All advance bookings deposits and credits shall be paid to Lessor.

     (e) The provisions of this Section 34.2 shall survive the termination or expiration of this Lease.

     34.3 Change of Franchise. Lessee may not change the existing franchise covering the Leased Property with the prior written consent of Lessor, which consent may be given or withheld at Lessor's sole discretion.

     34.4 Waiver of Presentment, Etc. Lessee waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance and waives all notices of the existence, creation or incurring of new or additional obligations, except as expressly granted herein.

                                  ARTICLE XXXV

     35.1 Memorandum of Lease. Lessor and Lessee shall promptly upon the request of either enter into a short form memorandum of this Lease, in form suitable for recording under the laws of the State in which reference to this Lease, and all options contained herein, shall be made. Lessee shall pay all costs and expenses of recording such memorandum of this Lease.

                                 ARTICLE XXXVI

     36.1 Lessor's Option to Terminate Lease. In the event Lessor enters into a bona fide contract to sell the Leased Property to a non-Affiliate, Lessor may terminate the Lease by giving not less than thirty (30) days' prior Notice to Lessee of Lessor's election to terminate this Lease effective upon the closing under such contract. In the event a closing under such contract does not occur, this Lease shall continue to be in full force and effect. Effective upon such closing, this Lease shall terminate and be of no further force and effect except as to any obligations of the parties existing as of such date that survive termination of this Lease. As compensation for the early termination of its leasehold estate under this Article XXXVI, Lessor shall within ninety (90) days of such closing pay to Lessee the fair market value of Lessee's leasehold estate hereunder as of the closing of the sale of the Leased Property.

     For the purposes of this Article, fair market value of the leasehold estate means, as applicable, an amount equal to the price that a willing buyer not compelled to buy would pay a willing seller not compelled to sell for Lessee's leasehold estate under this Lease provided, however, that such amount shall not be less than six percent (6%) of the total of Room and Other Revenues for the twelve (12) months immediately preceding such termination nor more than $300,000.00.

                                 ARTICLE XXXVII

     37.1 Compliance With Franchise Agreement. To the extent any of the provisions of the Franchise Agreement impose a greater obligation on Lessee than the corresponding provisions of this Lease, then Lessee shall be obligated to comply with, and the provisions of this Lease are deemed modified to the extent necessary to comply with, the provisions of the Franchise Agreement, it being the intent of the parties hereto that Lessee comply in every respect with the provisions of the Franchise Agreement so as to avoid any default thereunder. In addition, and notwithstanding any other provisions to the contrary contained in this Lease, in the event that Franchisor terminates the Franchise Agreement for any reason Lessor shall have the right to terminate this Lease in which case neither party shall thereafter have any liability to the other, provided, however, should Lessor elect to terminate this Lease, due to a termination of the Franchise Agreement for other than a default by Lessee under Section 16.1(h) of this Lease, then Lessor shall pay a termination fee equal to two and one-half percent (2.50%) of the total of Room and Other Revenues for the twelve (12) months immediately preceding such termination.

     IN WITNESS WHEREOF, the parties have executed this Lease under seal by their duly authorized officers as of the date first above written.

                                          "LESSOR"

                                         --------------------------------------,
                                          an
                                          Arizona limited partnership

                                          By: RRF Limited Partnership, a
                                              Delaware limited
                                              partnership, its general partner

                                          By: Realty ReFund Trust, an
                                              unincorporated Ohio
                                              business trust, its general
                                              partner

                                          By:
                                          --------------------------------------

                                            Name:
                                            ------------------------------------

                                            Title:
                                            ------------------------------------

                                          "LESSEE"

                                          REALTY HOTEL LESSEE CORP., a
                                          Nevada corporation

                                          By:
                                          --------------------------------------

                                            Name:
                                            ------------------------------------

                                            Title:
                                            ------------------------------------

                                          [CORPORATE SEAL]

                              SCHEDULE OF EXHIBITS

A. Description of Land

 B. Schedule of Leases and Service Contracts

 C. Inventory of Furniture, Fixtures and Equipment

D. Hotel Management Agreement

 E. Assignment and Assumption of Leases

 F. Assignment and Assumption of Service Contracts

G. Memorandum of Lease

                                    ANNEX D

                              MANAGEMENT AGREEMENT

     This Management Agreement (this "AGREEMENT") is made and entered into as of
               , by and between                ("OWNER") and InnSuites
International Hotels, Inc., a Nevada corporation ("MANAGER").

     The parties agree that the following recitals are true, and constitute a material portion of this AGREEMENT.

     A. OWNER holds title to that certain      room hotel located at
               , ("SUBJECT PROPERTY").

     B. Subject to terms and conditions set forth herein, OWNER and MANAGER desire to enter into this AGREEMENT whereby MANAGER will manage the SUBJECT PROPERTY for OWNER.

     NOW, THEREFORE, in consideration of the mutual convents contained herein, the parties agree as follows:

                                   ARTICLE I

                                    PREMISES

     OWNER hereby engages MANAGER as its sole and exclusive agent to supervise and direct, for and at the expense of OWNER, the management and operation of the SUBJECT PROPERTY. MANAGER hereby accepts said appointment pursuant to the terms and conditions set forth below.

                                   ARTICLE II

                                     TITLE

     OWNER covenants and agrees that it has, or will acquire, and that throughout the term of this AGREEMENT, it will maintain ownership of the SUBJECT PROPERTY.

                                  ARTICLE III

                               TERM OF AGREEMENT

     The term of this AGREEMENT shall be five (5) years commencing on the date hereof (or as soon thereafter as Owner acquires ownership of the SUBJECT
PROPERTY) and terminating on                . If neither party cancels on 30
days or more written notice prior to expiration, the Agreement shall continue on a year-to-year basis.

     Notwithstanding any language herein to the contrary, in the event OWNER sells the SUBJECT PROPERTY to an unrelated buyer, OWNER may terminate this AGREEMENT, at any time, by giving MANAGER ninety (90) days advance written notice and payment of all accrued and unpaid fees on the date of sale.

     Notwithstanding any language to the contrary herein, OWNER shall be allowed to terminate this Agreement, immediately upon notice to MANAGER for any of the following reasons:

          A. Manager's misappropriation of funds or other property of Owner for Manager's own benefit with the intent to defraud Owner;

          B. A petition in bankruptcy is filed by MANAGER or is filed by MANAGER's creditors, and such bankruptcy is not dismissed or withdrawn within ten (10) days;

          C. For the gross incompetence or gross negligence of MANAGER provided, however, that in the event of a dispute, the issue shall be submitted to arbitration. If the arbitrator shall determine that MANAGER has committed gross incompetence or gross negligence and the amount of any resulting damages suffered by OWNER, OWNER may terminate this Agreement only if MANAGER fails within 30 days after such determination to cure such default by paying the amount of such damages to OWNER. If MANAGER does not cure within 30 days, OWNER may terminate this Agreement by written notice of termination to MANAGER.

                                   ARTICLE IV

                                   OPERATION

     MANAGER shall have the exclusive right to direct, manage and operate the SUBJECT PROPERTY for and on behalf of the OWNER and for OWNERS's account, subject to OWNER's prior approval of annual operating and capital budgets, marketing plans and subsequent amendments thereto. OWNER's approval shall not be unreasonably withheld.

     MANAGER shall operate the SUBJECT PROPERTY at the expense of OWNER and so far as it is economically and legally possible, in accordance with the same provisions, practices, management techniques and other rules of operations used by MANAGER in other similar hotel properties.

     At OWNER's request, manager will take all necessary steps, at OWNER's expense, to procure and renew (in MANAGER's name or OWNER's name or both, as may be required by the issuing authority) all licenses, permits or authorizations necessary or desirable for the proper operation of the SUBJECT PROPERTY, and OWNER agrees upon request to promptly execute any documents or applications for such licenses, permits or other authorizations.

                                   ARTICLE V

                                   PERSONNEL

     MANAGER is an independent contractor and shall not be, or deemed for any purpose to be, an employee of OWNER. MANAGER shall supervise, direct the work of, discharge, and determine the compensation and other benefits of all personnel working on the SUBJECT PROPERTY, and such personnel shall act under the exclusive supervision and control of MANAGER. MANAGER is to be the sole judge of the fitness and qualifications of such personnel and is vested with discretion in the hiring, supervision, direction, discharging and determination of the compensation and other benefits of such personnel during the course of their employment in the operation of the SUBJECT PROPERTY, all subject to OWNER's prior approval of annual operating and capital budgets, marketing plans, including subsequent amendments thereto, and other rights as provided herein. MANAGER shall determine the salaries of all employees, including the Resident Manager. MANAGER shall consult with OWNER regarding the number and categories of supervisory and executive employees to be appointed, and the terms and conditions of such appointment. OWNER shall be solely liable directly to said personnel for their wages, compensation or other benefits.

     If OWNER does not object in writing within ten (10) days of receipt of written notice from MANAGER to annual operating and capital budgets, marketing plans, amendments thereto, and any other matter submitted to OWNER for approval, the any such matter shall conclusively be deemed to have been approved by OWNER. MANAGER is authorized to make necessary emergency expenditures when needed and MANAGER is authorized to make expenditures not budgeted of up to $50,000.00 per needed item, if deemed necessary for the successful long-term operation of the SUBJECT PROPERTY, in the opinion of the MANAGER; provided, however, that whenever possible MANAGER shall attempt to notify OWNER and obtain OWNER's approval prior to incurring any such emergency expenditure.

     It is understood and agreed that all employees, including the RESIDENT MANAGER, are employees of OWNER.

     The costs, fees, compensation or other expenses of any persons engaged by MANAGER to perform duties of a special or temporary nature, directly related to the operation of the SUBJECT PROPERTY, such as attorneys, accountants, consultants, and the like, shall be an operating expense of the OWNER. No such specialist shall be deemed an employee of OWNER.

                                   ARTICLE VI

                                   CONTRACTS

     MANAGER is authorized and for such purpose is designated as OWNER's attorney-in-fact, (i) to make and enter into, in the name of, for the account of, and at the expense of OWNER, all such contracts and agreements as are, in MANAGER's reasonable opinion, necessary for the operation and maintenance of the SUBJECT PROPERTY, and (ii) to pay the same when due. MANAGER shall be required, however, to obtain the consent of OWNER before entering into any contract (i) involving the expenditure of more than Fifty Thousand Dollars ($50,000.00), or
(ii) which is for a term in excess of one (1) year.

                                  ARTICLE VII

                                  ADVERTISING

     MANAGER, at OWNER's expense, shall arrange and contract for all reasonable advertising and promotion of the SUBJECT PROPERTY which MANAGER may deem necessary for the successful operation of the SUBJECT PROPERTY, subject to OWNER's prior approval of annual operating and capital budgets, marketing plans and subsequent amendments thereto.

                                  ARTICLE VIII

                       INSURANCE ON THE SUBJECT PROPERTY

     OWNER shall purchase and maintain the insurance covering such risks and in such amounts as MANAGER may reasonably require. MANAGER agrees to purchase and maintain, with OWNER's approval and at OWNER's sole expense, workers compensation insurance, as required by state law, and employee dishonesty coverage in an amount not less than $100,000 per occurrence covering all employees.

                                   ARTICLE IX

                                   LIABILITY

     OWNER agrees to indemnify and hold MANAGER harmless from and against any liability incurred by or asserted against MANAGER caused by the gross negligence, breach of this Agreement, or willful misconduct of OWNER or its employees and representatives. MANAGER agrees to indemnify and hold OWNER harmless from and against any liability incurred by or asserted against OWNER caused by the gross negligence, breach of this Agreement, or willful misconduct of MANAGER or its employees and representatives.

                                   ARTICLE X

               BANK ACCOUNTS AND ACCOUNTING SERVICES AND REPORTS

     10.1 MANAGER will establish bank accounts as agent for OWNER for the deposit of all revenues form the SUBJECT PROPERTY. A representative of MANAGER shall sign all checks.

     10.2 All net property income available after payment of costs and expenses chargeable to OWNER pursuant to this Agreement (less reasonable seasonal and operating reserves) shall be distributed by MANAGER to OWNER on a monthly basis, if directed by OWNER.

                                   ARTICLE XI

                                MANAGEMENT FEES

     11.1 In consideration for the services required hereunder, OWNER agrees to pay MANAGER a management fee of 2 1/2% of gross revenue derived from the SUBJECT PROPERTY during the term of this Agreement, calculated and payable monthly in accordance with section 11.2 below.

     A Trademark License fee of 2 1/2% of gross revenue shall be payable monthly for the use of the name "InnSuites" and other trademarks and service marks in accordance with the terms of a Trademark License Agreement being executed concurrently herewith. In the event the management contract is canceled, but the Trademark License Agreement continues, then the 2 1/2% Trademark License fee shall automatically increase from 2 1/2% to 3% of gross revenue.

     11.2 The Management Fee shall be payable monthly within ten (10) days after the end of each calendar month, only after payment of (i) all operating expenses for the SUBJECT PROPERTY, including, but not limited to, salaries, utility costs, insurance and all taxes ("Operating Expenses"), and (ii) the debt service payments due to the holder of the first priority deed of trust or mortgage on
the SUBJECT PROPERTY not to exceed $          per month (collectively the
"Priority Amounts").

     In the event operating income for the SUBJECT PROPERTY is insufficient to pay the entire MANAGEMENT FEE in a given month (after payment of the Priority Amounts), then in subsequent months, after payment of the Priority Amounts, any operating income in excess of the Priority Amounts will be applied to "catch up" any deferred Management Fees. Notwithstanding the foregoing, payment of accrued management fees shall be subordinated and deferred in accordance with the terms of OWNER's operating agreement which has been signed by an Affiliate of Manager.

                                  ARTICLE XII

                      MAINTENANCE AND CAPITAL REPLACEMENT

     At the expense of the OWNER, MANAGER shall maintain the SUBJECT PROPERTY, and maintain, repair, and whenever necessary, replace the furnishings, fixtures, and equipment ("FF&E") in the SUBJECT PROPERTY as necessary for the day-to-day operation of the SUBJECT PROPERTY in accordance with license requirements, if any, and subject to OWNER's prior approval of annual operating and capital budgets, marketing plans and subsequent amendments thereto.

     MANAGER shall provide OWNER plans for the purchase or replacement of any furniture, fixtures, and equipment ("FF&E") in the SUBJECT PROPERTY, except for specific items of FF&E required in the day-to-day operation of the SUBJECT PROPERTY.

     In connection with the foregoing, the parties hereby agree that the annual operating and capital budgets shall provide a reserve for the replacement for FF&E and other capital expenditures in the amount of 5% of GROSS ROOM REVENUES. Any capital replacement expenditure in excess of $50,000.00 from the account established for such reserve shall be approved in advance by OWNER. With respect to refurbishing the property, subject to OWNER's approval, the reserve may be used for replacement items such as carpet, drapes, bedspreads, re-painting and similar refurbishment items.

                                  ARTICLE XIII

                             RELATIONSHIP AUTHORITY

     The provisions of this AGREEMENT relating to the MANAGEMENT FEE payable hereunder are included solely for the purpose of providing a method whereby such MANAGEMENT FEE can be measured and ascertained. MANAGER and OWNER shall not be construed as joint venturers or partners of each other and neither shall have the power to bind or obligate the other except as set forth in this AGREEMENT, but MANAGER shall have such authority and powers as may be necessary to carry out the spirit and intent of this AGREEMENT.

                                  ARTICLE XIV

                             SUCCESSORS AND ASSIGNS

     Neither party shall assign this AGREEMENT or rights hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld, provided, however, that MANAGER may assign this AGREEMENT to any entity controlled by MANAGER or James Wirth, and OWNER may assign this AGREEMENT to any entity controlled by OWNER.

                                   ARTICLE XV

                                    NOTICES

     All notices provided for in this AGREEMENT shall be in writing and all notices or payments of money shall be made either by delivery or deposit in the U.S. Postal Service, postage prepaid, to the address set forth on the signature page hereof for each party for the duration of this AGREEMENT and any renewal thereof, until such time as written notice, as provided hereby, of a change of address, is given to the other party.

     Delivery shall be deemed made upon receipt of any such notice which shall be deemed to have occurred on delivery or, if mailed, four (4) business days after deposit.

                                  ARTICLE XVI

                                 APPLICABLE LAW

     The interpretation, validity and performance of this AGREEMENT shall be governed by the laws of the State of Arizona. Any action to enforce this AGREEMENT shall be brought in Maricopa County, Arizona, and the parties hereto waive their right to litigate any dispute involving this AGREEMENT outside Maricopa County, Arizona.

                                  ARTICLE XVII

                                   CONVERSION

     All refurbishment costs will be paid by OWNER subject to its prior approval and, to the extent capitalized under generally accepted accounting principles, will not impact the calculation of management fees.

                                 ARTICLE XVIII

                               DISPUTE RESOLUTION

     In the event of a dispute, either party may require that the dispute be submitted and considered by a management-level representative of each party, who will personally meet at the SUBJECT PROPERTY within thirty (30) days to attempt to resolve the dispute. In the event disputes are still not resolved, either party may request binding arbitration under the American Arbitration Association in Maricopa County in lieu of litigation. Parties agree to abide by the decision of the Arbitrator, which shall be enforceable in any court of competent jurisdiction.

                                  ARTICLE XIX

                               GENERAL PROVISIONS

     This AGREEMENT constitutes the entire agreement of the parties regarding the management of the SUBJECT PROPERTY. Any change or modification of this AGREEMENT must be in writing and signed by both parties hereto. This AGREEMENT may be executed in one or more counterparts, each of which shall be deemed as original. The captions for each Article are intended for convenience only. Concurrently with the execution of this AGREEMENT, the parties are entering into a Trademark License and Reservation Service Agreement ("LICENSE AGREEMENT"). In the event of a conflict between the LICENSE AGREEMENT and this AGREEMENT, the terms of this AGREEMENT shall control.

     Dated as of the date stated in the introductory paragraph.

                                          OWNER:

                                          By:
                                            ------------------------------------

                                          Its:
                                            ------------------------------------

                                          MANAGER:

                                          InnSuites Innternational Hotels, Inc.

                                          By:
                                            ------------------------------------
                                            President

                                    ANNEX E



PERSONAL & CONFIDENTIAL



December 26, 1997


Board of Trustees


Realty ReFund Trust


1385 Eaton Center


1111 Superior Avenue


Cleveland, Ohio 44114



Gentlemen:



You have requested our opinion as to the fairness, from a financial point of view, to the shareholders of Realty ReFund Trust (the "Trust") of the series of transactions (the "Formation Transactions") which, in general terms, will result in the formation of a limited partnership ("RRF-LP") by the Trust and Hospitality Corporation International ("HCI"), a privately held Arizona corporation. HCI and its principal, James F. Wirth, through affiliated entities, control seven all-suite hotel properties, comprising 1,036 hotel studio and two-room suites, in Tucson, Phoenix, Scottsdale, Tempe, Flagstaff and Yuma, Arizona and in Ontario, California (the "Hotels"), five of which are owned by partnerships (the "Hotel Partnerships") and the remaining two of which are owned by corporations (the "Hotel Corporations"). The Trust will be the general partner, and the investors in the five Hotel Partnerships that accept the proposed exchange, as described more fully in the Proxy Statement filed by the Trust on December 26, 1997 (the "Proxy Statement"), and one of the Hotel Corporations will be the limited partners, in RRF-LP, thus restructuring the Trust into an "umbrella partnership REIT", or "UPREIT". This newly-formed limited partnership will own substantial interests in the five Hotel Partnerships and directly will own the Flagstaff Hotel, with the remaining Hotel being acquired directly by a newly-formed subsidiary of the Trust, all as described more fully in the Proxy Statement. In addition to this restructuring, the Trust's investment advisor, Mid-America ReaFund Advisors, Inc., which presently is owned by the Trust's Co-Chief Executive Officers, will be acquired by the principals of HCI. Further, such principals will acquire certain outstanding and newly-issued common shares of the Trust, the existing Trustees of the Trust will resign and their positions will be filled by appointees of HCI, and certain other concurrent transactions will occur, all as described more fully in the Proxy Statement.



In conducting our analysis and arriving at our opinion, we have reviewed such materials and considered such financial and other factors as we deemed appropriate under the circumstances, including among others: (i) the Formation Agreement and the other agreements described in the Proxy Statement in substantially the final form to be sent to the shareholders of the Trust; (ii) the Trust's historical financial and other data and analyses that were furnished to us regarding the Trust; (iii) certain internal financial analyses and projections prepared by the respective managements of the Trust and HCI relating to their respective businesses and prospects; (iv) the pro forma financial impact of the Formation Transactions on the Trust; (v) the pro forma financial impact of the Formation Transactions on RRF-LP; (vi) the historical share price and trading volume of the Trust's common shares; (vii) publicly available financial, operating and stock market data for companies engaged in businesses that we deemed comparable to the Trust or otherwise relevant to our inquiry;
(viii) the financial terms of certain other recent transactions that we deemed relevant; (ix) the consideration other prospective purchasers were willing to offer for the Trust's stock, indications of which were obtained through an auction process which we conducted, and; (x) such other factors as we deemed appropriate.



We have met with members of the Trust's management to discuss its operations, historical financial statements and future prospects, their views of the operations, historical financial statements, and future prospects of HCI, their views of the business, operational and strategic benefits, potential synergies and other implications of the Formation Transactions, and such other matters as we believe relevant to our inquiry. We have also met with certain members of HCI's management to discuss its operations, historical financial statements, and future prospects, and their views of the business, operational and strategic benefits, potential synergies and other

Board Of Trustees


Realty ReFund Trust


December 26, 1997


Page 2



implications of the Formation Transactions. We also physically visited each of the hotels. Our opinion is based on economic, financial and market conditions as they exist and can be evaluated as of the date hereof.



In connection with our review and analysis and in arriving at our opinion, we have assumed and relied upon the accuracy and completeness of all of the financial and other information provided to us or publicly available and have not attempted to independently verify any such information. We have not made any independent appraisals of the properties or facilities of the Trust or HCI. With respect to estimates of future financial performance and potential synergies which could be achieved upon consummation of the Formation Transactions provided to us by the Trust and HCI, we have assumed and relied upon the reasonableness of the assumptions made by the respective managements of the Trust and HCI and assumed that they represent the best currently available estimates and judgment of the respective managements. We further relied upon the assurances of the respective managements of the Trust and HCI that such persons were not aware of any facts that would make the information provided to us incomplete or misleading.



Brown, Gibbons, Lang & Company, L.P., as part of its investment banking business is engaged in the valuation of both publicly held and privately held ongoing businesses and their securities for a variety of purposes, including public stock offerings, mergers and acquisitions, private placements of debt and securities and in the provision of financial advisory services. Brown, Gibbons, Lang & Company, L.P. maintains a research library with files and reference materials on publicly held companies throughout the nation. In addition, the firm has access to numerous data and information services to assist in company and industry research.



We have acted as financial advisor to the Trust in connection with this transaction and will receive a fee for our services contingent upon the consummation of the transaction.



Our engagement and the opinions expressed herein are solely for the benefit of the Trust's Board of Trustees and shareholders and are not on behalf of, and are not intended to confer rights or remedies upon any other person other than the Trust's Board of Trustees and shareholders.



Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the Formation Transactions are fair, from a financial point of view, to such shareholders.



Very truly yours,



/s/ BROWN, GIBBONS, LANG & COMPANY, L.P.

---------------------------------------------------------

Brown, Gibbons, Lang & Company, L.P.

                                    ANNEX F

                          SECOND AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                              REALTY REFUND TRUST


                                January   , 1998

                          SECOND AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                              REALTY REFUND TRUST


     This Second Amended and Restated Declaration of Trust made as of this day of January, 1998 by James F. Wirth, Marc E. Berg, Mark J. Nasca, Gregory D.
Bruhn, Lee J. Flory and Edward G. Hill (such persons, so long as they shall continue in office in accordance with the terms of this Declaration of Trust, and all other persons who at the time in question have been duly elected or appointed as trustees in accordance with the provisions of this Declaration of Trust and are then in office, are hereinafter together called the "Trustees"),


                              W I T N E S S E T H:

     WHEREAS, this instrument amends and restates that certain First Amended and Restated Declaration of Trust made June 11, 1971 by James H. Berick, Chester F. Collier, Glenn Golenberg, Sidney S. Hein, Alvin M. Kendis, Frank L. Kennard, Alan M. Krause, Alfred Lerner, Maurice Saltzman, A. A. Sommer Sr. and Irving I. Shore (such persons, so long as they shall continue in office in accordance with the terms of this Declaration of Trust, and all other persons who at the time in question have been duly elected or appointed as trustees in accordance with the provisions of this Declaration of Trust and are then in office, are hereinafter together called the "Trustees") (the "Original Trustees"), which Declaration of Trust is hereby amended and restated in its entirety pursuant to Section 13.1 thereof to read as hereinafter provided; and

     WHEREAS, the Original Trustees formed an unincorporated association in the form of a business trust, known as Realty ReFund Trust, which trust has qualified as a "real estate investment trust" under the REIT Provisions of the Internal Revenue Code;

     NOW, THEREFORE, the Trustees hereby declare that they will hold all property of every type and description which they are acquiring or may hereafter acquire as such Trustees, together with the proceeds, rents and income thereof and therefrom, in trust, to manage and dispose of the same for the benefit of the holders of record from time to time of the certificates for Shares issued and to be issued hereunder and in the manner and subject to the provisions hereof, to wit:

                                   ARTICLE I

                                   THE TRUST

     1.1 Name. The name of the trust created by this Declaration of Trust shall be "Realty ReFund Trust" (hereinafter called the "Trust") and so far as may be practicable the Trustees shall conduct the Trust's activities, execute all documents and sue or be sued under that name, which name (and the word "Trust" wherever used in this Declaration of Trust, except where the context otherwise requires) shall refer to the Trustees in their capacity as Trustees, and not individually or personally, and shall not refer to the officers, agents, employees or Shareholders of the Trust or of such Trustees. Should the Trustees determine that the use of such name is not practicable, legal or convenient, they may use such other designation or they may adopt such other name for the Trust as they deem proper and the Trust may hold property and conduct its activities under such designation or name.

     1.2 Location. The Trust shall maintain an office in Cleveland, Ohio, and may maintain such other offices or places of business within or without the State of Ohio as the Trustees may from time to time determine.

     1.3 Nature of Trust. The Trust shall be an unincorporated association in the form of a business trust. The Trust is not intended to be, shall not be deemed to be and shall not be treated as, a general partnership, limited partnership, joint venture, corporation or joint stock company (but nothing herein shall preclude the Trust from being taxable as an association under the REIT Provisions of the Internal Revenue Code). The Shareholders shall be beneficiaries and their relationship to the Trustees shall be solely in that capacity in accordance with the rights conferred upon them hereunder. The Trust is intended to have the status of a "real estate investment trust" as that

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term is defined in the REIT Provisions of the Internal Revenue Code and this
Declaration of Trust and all actions of the Trustees hereunder shall be construed in accordance with such intent.

     1.4 Definitions. As used in the Declaration of Trust, the following terms and the singular or plural thereof, when appropriate, shall have the following meanings unless the context hereof otherwise requires:

     "Adviser" shall mean any Person appointed, employed or contracted with by the Trustees under the provisions of Section 3.1 hereof.


     "Affiliate" shall mean in respect of any Person (the "First Person"), any other Person (a) who directly or indirectly controls, is controlled by or is under common control with the First Person, or (b) who is a director, officer, employee, partner or trustee of the First Person, or of which the First Person is a director, officer, employee, partner or trustee, or (c) who directly or indirectly beneficially owns, controls or holds with power to vote one percent (1%) or more of the outstanding voting securities of the First Person, or of which the First Person directly or indirectly beneficially owns, controls or holds with power to vote one percent (1%) or more of the outstanding voting securities.


     "Appraisal" shall mean a determination of the fair market value, as of the date of the Appraisal, of Real Property in its existing state or in a state to be created, by any bank, insurance company or other Person which makes appraisals in connection with its lending, investment, syndication, brokerage or servicing activities (whether or not an Affiliate of the Adviser), or by a disinterested Person having no economic interest in the Real Property provided any such Person is, in the sole judgment of the Trustees, properly qualified to make such a determination.

     "Certificates of Deposit" shall mean evidences of deposits in, or obligations of, banking institutions and savings institutions which are members of the Federal Deposit Insurance Corporation or of the Federal Home Loan Bank System.

     "Commercial Paper" shall mean indebtedness of the Trust evidenced by unsecured promissory notes maturing not more than 270 days after the date of issue.

     "Declaration of Trust" shall mean this Second Amended and Restated Declaration of Trust as amended, restated or modified from time to time. References in this Declaration of Trust to "Declaration," "hereof," "herein" and "hereunder" shall be deemed to refer to the Declaration of Trust and shall not be limited to the particular text, article or section in which such words appear.

     "Equity Investments in Real Property" shall mean investments in the ownership of, or participations in the ownership of, Real Property including the development thereof and any interest therein other than Mortgage Loans, or of any type of interest in any corporate or other entity principally involved in owning, developing, improving, financing, operating or managing Real Property.

     "Government Securities" shall mean Securities which are obligations of, or guaranteed by, the United States Government, any State or Territory of the United States of America, or any agency or political subdivision thereof, including, without limitation, all Government Securities from time to time constituting qualified real estate investment trust assets under the Internal Revenue Code.

     "Mortgage Loans" shall mean loans evidenced by notes, debentures, bonds and other evidences of indebtedness or obligations, which are negotiable or non-negotiable and which are secured or collateralized by Mortgages.

     "Mortgages" shall mean mortgages, deeds of trust or other security interests in Real Property or on rights or interests, including leasehold interests, in Real Property.

     "Net Assets" shall mean the Total Assets of the Trust alter deducting therefrom any liabilities of the Trust except that depreciable assets shall be included therein at the lesser of either (i) the cost of such assets on the books of the Trust before provision for depreciation, amortization and depletion but after provision for bad debt loss and similar reserves, or (ii) the fair market value of such assets in the judgment of the Trustees.

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     "Non-Recourse Indebtedness" shall mean indebtedness of the Trust incurred in connection with the acquisition of any asset wherein the liability of the Trust is limited to the asset acquired and income and proceeds attributable thereto or derived therefrom and which does not represent a general obligation of the Trust.

     "Person" shall mean and include individuals, corporations, limited partnerships, limited liability companies, general partnerships, joint stock companies or associations, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, or other entities whether or not legal entities and governments and agencies and political subdivisions thereof.

     "Real Property" shall mean land, rights in land, interests (including, without limitation, air rights and leasehold interests as lessee or lessor), and buildings, structures, improvements, furniture and fixtures located on or used in connection with land and rights in land, or interests therein, but not including Mortgages, Mortgage Loans or interests therein.

     "REIT Provisions of the Internal Revenue Code" shall mean the statutory provisions presently contained in Part II, Subchapter M of Chapter 1, Sections 856 through 858 of the Internal Revenue Code of 1986, as now enacted or hereafter amended, or successor statutes and regulations and rulings promulgated thereunder; provided, however, that any such statute, regulation or ruling enacted or promulgated after the date hereof which is by its terms applicable to real estate investment trusts in existence on the date hereof only upon the election of, or failure to elect otherwise by, such trust, shall be applicable to this Trust only if this Trust shall so elect or fail to elect otherwise in accordance with the terms thereof.

     "Securities" shall mean any stock, shares, voting trust certificates, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for, guarantees of or any right to subscribe to, purchase or acquire any of the foregoing.

     "Securities of the Trust" shall mean any Securities issued by the Trust.

     "Shareholders" shall mean as of any particular time all holders of record of outstanding Shares at such time.

     "Shares" shall mean the shares of beneficial interest of the Trust as described in Section 6.1.

     "Short-Term" in relation to loans shall mean loans other than Long-Term or Intermediate-Term loans.

     "Total Assets of the Trust" shall mean the aggregate value of all of the assets included in the Trust Property as such value appears on the most recent balance sheet of the Trust, prepared in accordance with sound accounting practice, without deduction for mortgage loans or other security interest to which such assets are subject or subordinate and before provision for depreciation, depletion and amortization but after provision for bad debt loss and similar reserves.

     "Trust Property" shall mean as of any particular time any and all property, real, personal or otherwise, tangible or intangible, which is transferred, conveyed or paid to the Trust or Trustees and all rents, income, profits and gains therefrom and which at such time is owned or held by, or for the account of, the Trust or the Trustees.

                                   ARTICLE II

                               POWERS OF TRUSTEES

     2.1 General. The Trustees shall have, without other or further authorization, full, exclusive and absolute power, control and authority over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole and absolute owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Declaration of Trust. The Trustees may do and perform such acts and things as in their sole judgment and discretion are necessary and proper for conducting the business and affairs of the Trust or promoting the interests of the Trust and the Shareholders. The enumeration of any specific power or authority herein shall not be construed as limiting the aforesaid power or authority or any specific power or authority. The Trustees shall have the power to enter into commitments to make any investment, purchase or

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acquisition, or to exercise any power authorized by this Declaration of Trust.
Such powers of the Trustees may be exercised without order of or resort to any court.

     2.2 Investments. The Trustees shall have power, for such consideration as they may deem proper, to invest in, purchase or otherwise acquire, for cash or other property or through the issuance of Securities of the Trust, and hold or retain for investment full or participating interests of any type in real, personal or mixed, tangible or intangible, property of any kind wherever located; including, without limitation, the following: (a) Securities which are secured by Mortgages; (b) rents, lease payments or other income from, or the profits from, or the equity or ownership of, Real Property; (c) investments secured by the pledge or transfer of Mortgage Loans; and (d) Securities of every nature, whether or not secured by Mortgages.

     In the exercise of their powers, the Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law now or hereafter in effect limiting the investments which may be held or retained by trustees or other fiduciaries, but they shall have full authority and power to make any and all investments within the limitations of this Declaration of Trust, that they, in their absolute discretion, shall determine, and without liability for loss, even though such investments shall be of a character or an amount not considered proper for the investment of trust funds or which do not or may not produce income.

     2.3 Appraisals. If the Trustees should at any time purchase Real Property (other than where such purchase results from a foreclosure or satisfaction of indebtedness to the Trust or is made in connection with the acquisition of a Mortgage Loan), the consideration paid for such Real Property shall be based upon the fair market value of the property as determined by an Appraisal, as determined in the discretion of the Trustees; provided, however, that in the event that such purchase is made from an Affiliate of the Trust or the Adviser, such Appraisal shall be made by a Person who is not an Affiliate of the Trust or the Adviser.

     2.4 Legal Title. Legal title to all the Trust Property shall be vested in the Trustees as joint tenants and held by and transferred to the Trustees, except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees with suitable reference to their trustee status, or in the name of the Trust, or in the name of any other Person as nominee, on such terms, in such manner, and with such powers as the Trustees may determine, so long as in their judgment the interest of the Trust is adequately protected.

     The right, title and interest of the Trustees in and to the Trust Property shall vest automatically in all persons who may hereafter become Trustees upon their due election and qualification without any further act. Upon the resignation, removal or death of a Trustee he (and in the event of his death, his estate) shall automatically cease to have any right, title or interest in or to any of the Trust Property as a Trustee, and such right, title and interest of such Trustee in and to the Trust Property shall vest automatically in the remaining Trustees without any further act. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

     2.5 Disposition, Renting, etc. of Assets. The Trustees shall have power to sell, grant security interests in, otherwise encumber, lease, exchange or otherwise dispose of or grant options in respect of any and all Trust Property free and clear of any and all trusts, at public or private sale, for cash or on terms, without advertisement, and subject to such restrictions, stipulations, agreements and reservations as they shall deem proper, including the power to take back mortgages to secure the whole or any part of the purchase price of any of the Trust Property sold or transferred by them, and to execute and deliver any deed or other instrument in connection with the foregoing. The Trustees shall also have the power to:

          (a) rent, lease or hire from others or to others, for terms which may extend beyond the termination of this Declaration of Trust, any property or rights to property, real, personal or mixed, tangible or intangible, and to own, manage, use and hold such property and such rights;


          (b) subdivide or improve Real Property and tear down, alter, repair or make improvements thereon and grant easements in relation thereto;


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          (c) give consents and make contracts relating to Trust Property or its use;

          (d) release or dedicate any Trust Property; and

          (e) develop, operate, pool, unitize, grant production payments out of or lease or otherwise dispose of oil, gas and other mineral properties and rights.

     2.6 Financings; Issuance of Securities; Facsimiles. Their Trustees shall have power to lend money, whether secured or unsecured, to borrow or in any other manner raise such sum or sums of money or other property as they shall determine, in any amount and in any manner and on any terms, and to evidence the same by Securities which may mature at any time or times even beyond the possible date of termination of the Trust, to reacquire any such Securities, to enter into other contracts on behalf of the Trust and to execute and deliver any Mortgage, pledge or other instrument to secure any such Securities or other obligations or contracts. Any such Securities, instruments or other obligations of the Trust may, at the discretion of the Trustees, without vote of the Shareholders, be convertible or exercisable into Shares at such time and on such terms as the Trustees may prescribe.

     The Trustees shall have power to issue any type of Securities of the Trust, without vote of or other action by the Shareholders, to such Persons for such cash, property, services, expenses or other consideration (including Securities issued or created by, or interests in, any Person) at such time or times and in such amounts and in such manner and on such terms as the Trustees may deem advisable and to list any of the foregoing Securities of the Trust or any depositary receipts representing such Securities on any securities exchange and to purchase or otherwise acquire, hold, cancel, reissue, sell and transfer any such Securities of the Trust or any depositary receipts representing such Securities. The Trustees may authorize the use of facsimile signatures and/or a facsimile seal of the Trust on Securities of the Trust or any depositary receipts representing such Securities, provided that where facsimile signatures are so used, one of the authorized signatures be manual or the Securities or any such depositary receipts be manually countersigned or authenticated (except in respect of any type of Security in respect of which then current commercial practice does not require manual countersignature or manual authentication) by a transfer agent or registrar or by an authenticating agent or trustee or similar Person. In case any Person who shall have signed (or whose facsimile signature shall appear on) Securities of the Trust or any such depositary receipts shall have ceased to occupy the office or perform the function in respect of which such signature was authorized before such Securities or any such depositary receipts shall have been actually issued, such Securities or any such depositary receipts may nevertheless be issued with the same effect as though such Person had not ceased to occupy such office or perform such function.

     2.7 Taxes. The Trustees shall have power to pay all taxes or assessments, of whatever kind or nature, imposed upon or against the Trust or the Trustees in connection with the Trust Property or upon or against the Trust Property or income or any part thereof, to settle and compromise disputed tax liabilities, and for the foregoing purposes to make such returns and do all such other acts and things as may be deemed by the Trustees necessary or desirable.

     2.8 Rights as Holder of Mortgages and Securities. The Trustees shall have power to exercise all the rights, powers and privileges appertaining to the ownership of all or any Mortgages or Securities forming part of the Trust Property to the same extent that any individual might, and, without limiting the generality of the foregoing, to vote or give any consent, request or notice or waive any notice either in person or by proxy or power of attorney may be for meetings or action generally or for any particular meetings or action, and may include the exercise of discretionary powers.

     2.9 Delegation; Investment Committees. The Trustees shall have power, consistent with their continuing exclusive authority over the management of the Trust, the conduct of its affairs, and the management and disposition of Trust Property, to delegate from time to time to such one or more of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such deeds or other instruments either in the name of the Trust or the names of the Trustees or as their attorney or attorneys or otherwise as the Trustees may from time to time deem expedient, except that (i) powers of the Trustees relating to the approval of Real Property and Mortgage investments for the Trust may be delegated only to committees (hereinafter called "Investment Committees") consisting of two or more Trustees, a majority of whom (subject to
Section 3.3

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

hereof) shall not be Affiliates of the Adviser, and (ii) powers of the Trustees relating to the approval of transactions pursuant to Section 2.17 hereof may not be delegated to any person, attorney or committee.

     2.10 Collection. The Trustees shall have power to collect, sue for, receive and receipt for all sums of money or other property due to the Trust, to consent to extensions of the time for payment, or to the renewal, of any Securities or obligations; to engage or intervene in, prosecute, defend, compound, compromise, abandon or adjust by arbitration or otherwise any actions, suits, proceedings, disputes, claims, demands or things relating to the Trust Property; to foreclose a Mortgage or other Security securing any notes, debentures, bonds, obligations or contracts, by virtue or which any sums of money are owed to the Trust; to exercise any power of sale held by them, and to convey good title thereunder free of any and all trusts, and, in connection with any such foreclosure or sale, to purchase or otherwise acquire title to any property; to be parties to reorganizations and to transfer to and deposit with any corporation, committee, voting trustee or other Person any Securities or obligations of any corporation, trust, association or other organization, the Securities of which form a part of the Trust Property, for the purpose of any reorganization of any such corporation, trust, association or other organization, or otherwise to participate in any arrangement for enforcing or protecting the interests of the Trustees as the owners or holders of such Securities or obligations and to pay any assessment levied in connection with such reorganization or arrangement; to extend the time with or without security for the payment or delivery of any debts or property and to execute and enter into releases, agreements and other instruments; and to pay or satisfy any debts or claims upon any evidence that the Trustees shall deem sufficient.

     2.11 Expenses. The Trustees shall have power to incur and pay any charges or expenses which in the opinion of the Trustees are necessary or incidental to or proper for carrying out any of the purposes of this Declaration of Trust, including specifically without limitation the expenses itemized in subsections
(a) through (h) of Section 3.2 and to reimburse others for the payment therefor, and to pay appropriate compensation or fees from the funds of the Trust to themselves as Trustees and to Persons with whom the Trust has contracted or transacted business. The Trustees shall fix the compensation of all officers and Trustees. The Trustees may be paid reasonable compensation for their general services as Trustees and officers hereunder, and the Trustees may pay themselves or any one or more of themselves such compensation for special services, including legal services, as they in good faith may deem reasonable, and reimbursement for expenses reasonably incurred by themselves or any one or more of themselves on behalf of the Trust.

     2.12 Guaranties. The Trustees shall have power to endorse or guarantee the payment of any notes or other obligations of any Person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust Property or any part thereof to secure any of or all such obligations.

     2.13 Deposits. The Trustees shall have power to deposit any moneys or Securities included in the Trust Property with any one or more banks, trust companies or other banking institutions, including the Adviser, any Affiliate of the Adviser, or any Affiliate of any Trustee, whether or not such deposits will draw interest. Such deposits are to be subject to withdrawal in such manner as the Trustees may determine, and the Trustees shall have no responsibility for any loss which may occur by reason of the failure of the bank, trust company, savings and loan association or other banking institution with whom the moneys or Securities have been deposited.

     2.14 Allocation. The Trustees shall have power to determine whether moneys or other assets received by the Trust shall be charged or credited to income or capital or allocated between income and capital, including the power to amortize or fail to amortize any part or all of any premium or discount, to treat any part or all the profit resulting from the maturity or sale of any asset, whether purchased at a premium or at a discount, as income or capital or apportion the same between income and capital, to apportion the sale price of any asset between income and capital, and to determine in what manner any expenses or disbursements are to be borne as between income and capital, whether or not in the absence of the power and authority conferred by this Section 2.14 such assets would be regarded as income or as capital or such expense or disbursement would be charged to income or to capital; to treat any dividend or other distribution on any investment as income or capital or apportion the same between income and capital; to provide or fail to provide reserves for depreciation, amortization or obsolescence in respect of any Trust Property in such amounts and by such methods and for such purposes as they shall determine, and to allocate to the shares of beneficial interest account less than all of the consideration received for

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Shares (but not less than the par value thereof, if any) and to allocate the balance thereof to paid-in capital, all as the Trustees may reasonably deem proper.

     2.15 Valuation. The Trustees shall have power to determine conclusively the value of any of the Trust Property and of any services, Securities, assets or other consideration hereafter to be acquired or disposed of by the Trust, and to revalue the Trust Property.

     2.16 Fiscal Year. The Trustees shall have power to determine the fiscal year of the Trust and the method or form in which its accounts shall be kept and from time to time to change the fiscal year or method or form of accounts.

     2.17 Concerning the Trust and Certain Affiliates.

     (a) The Trust shall not, directly or indirectly, lend any of its property to, purchase or otherwise acquire any property from, or sell or otherwise transfer any property to (i) the Adviser, (ii) any Trustee (in his individual capacity), officer, director or employee of the Trust or the Adviser, (iii) any Person holding beneficially, directly or indirectly, 1% or more of the outstanding capital stock or other equity interests of the Adviser, and (iv) any Person controlling, controlled by or under common control with any of the foregoing Persons unless such transaction (1) has been approved, after disclosure of such relationship, by a majority of the Trustees who are not Affiliates of any such Person (other than the Trust) who is a party to the transaction; (2) is, in the opinion of such unaffiliated Trustees, on terms fair and reasonable to the Trust and its Shareholders; and (3) is, in the opinion of such unaffiliated Trustees, on terms at least favorable to the Trust and its Shareholders as the terms for comparable transactions of which the Trustees have knowledge with an entity not an Affiliate of the Trust. All commissions or remuneration received by any such person in connection with any such transaction shall be deducted from the fee paid to the Adviser. The price of any Mortgage Loan purchased in such a transaction may not exceed the fair market value thereof determined on the basis of prevailing interest rates for similar loans. The price of any other property purchased in such transaction may not exceed the fair market value thereof as determined by an independent appraisal. The simultaneous acquisition by the Trust and any such Affiliate of participations in a loan or other investment shall not be deemed to constitute the purchase or sale of property by one or the other.

     (b) Notwithstanding anything in this Section 2.17 to the contrary, there shall be no restriction on transactions between the Trust and any Person named in Subsection (a) of this Section 2.17 with regard to (i) the initial investments of the Trust which are or may be described in a Registration Statement filed under the Securities Act of 1933 in respect of the first public offering of Securities of the Trust or (ii) purchases or sales of Securities of the Trust on the same terms then being offered to all holders of any class of Securities of the Trust or to the public.

     (c) Any Trustee or officer, employee or agent of the Trust may acquire, own, hold and dispose of Securities of the Trust, for his individual account, and may exercise all rights of a holder of such Securities to the same extent and in the same manner as if he were not such a Trustee or officer, employee or agent.

     (d) The Trust shall not, in dealing with any Trustee, investment adviser, officer or employee of the Trust, enter into any transaction contrary to the obligations imposed upon such persons under the Declaration of Trust by courts in Ohio having equity power.

     (e) The Trust may make Construction Loans or other short-term investments where an Affiliate has a commitment to provide the long-term financing, and may make investments in Real Property on which an Affiliate has an existing mortgage or other encumbrance. The foregoing provisions of this Section 2.17 shall in no way affect contracts for the furnishing of services to or by the Trust, nor shall such provisions affect any other transactions, contracts, acts or dealings (not prohibited by such foregoing provisions) between the Trust and any Affiliate of the Trust or in which any Affiliate has an interest disclosed to the Trust; and no Trustee, officer, employee or agent of the Trust shall have any liability as a result of entering into any purchase or loan, contract for services, or other transaction, contract, act or dealing not prohibited by such foregoing provisions. However, any Person who (i) is an officer, director or employee of the Adviser, (ii) holds beneficially, directly or indirectly, 1% or more of the outstanding capital stock or other equity interests of the Adviser,
(iii) is an officer, director,
employee, partner or trustee of a corporation, partnership or trust which either holds beneficially, directly or indirectly, 1% or more of the outstanding capital stock or other equity interests of the Adviser or controls, is controlled by, or under common control with, the Adviser, or (iv) controls, is controlled by, or under common control with the Adviser, shall offer the Trust a right of first refusal to the full extent of any investment opportunity available to such person which is consistent with the investment policies of the Trust.


     (f) The Trustees shall use their best efforts to obtain through the Adviser or other Persons a continuing and suitable investment program, consistent with the investment policies and objectives of the Trust, and the Trustees shall be responsible for reviewing and approving or rejecting investment opportunities for the Trust. Any Trustee or officer, employee, or agent of the Trust may, in his personal capacity, or in a capacity of trustee, officer, director, stockholder, partner, member, adviser or employee of any Person, have business interests and engage in business activities in addition to those relating to the Trust, which interests and activities may be similar to those of the Trust and include the acquisition, syndication, holding, management, operation or disposition, for his own account or for the account of such Person, of interests in Mortgages, interests in Real Property, or interests in Persons engaged in the real estate business subject to the provisions of subsection (c) of this Section 2.17, and each Trustee, officer, employee and agent of the Trust shall be free of any obligation to present to the Trust any investment opportunity which comes to him in any capacity other than solely as Trustee, officer, employee or agent of the Trust, even if such opportunity is of a character which, if presented to the Trust, could be taken by the Trust. Notwithstanding the foregoing, no Trustee, Adviser, officer, employee or agent of the Trust shall compete with the Trust in (i) any transaction in which the Trust is engaged or (ii) any proposed transaction which has been presented to the Trustees in writing for their consideration to be acted upon by the Trust, and which has not been rejected by the affirmative vote of a majority of the Trustees not interested in such proposed transaction. Subject to the provisions of Article III hereof, any Trustee or officer, employee or agent of the Trust may be interested as trustee, officer, director, stockholder, partner, member, adviser or employee of, or otherwise have a direct or indirect interest in, any Person who may be engaged to render advice or services to the Trust, and may receive compensation from such Person as well as compensation as Trustee, officer, employee or agent of the Trust or otherwise hereunder. None of the activities referred to in this paragraph shall be deemed to conflict with his duties and powers as Trustee, officer, employee or agent of the Trust. To the extent that any other provision of this Declaration of Trust conflicts or is otherwise contrary to the provisions of this Section 2.17, the provisions of this Section shall be deemed controlling.


     2.18 FHA Qualification. If the Trust shall be an "FHA Approved Mortgagee", the Trustees shall have power to sell or otherwise dispose of any FHA loan or an interest therein with the Trust owns in accordance with the provisions of the National Housing Act of 1934, as amended, and the regulations promulgated thereunder. The Trustees shall have power to execute on behalf of the Trust, in connection with any project in which FHA has insured the indebtedness, in whole or in part, any and all Mortgages and other agreements, documents and forms which may be required by FHA in connection with the approval by FHA of the transfer of physical assets from any entity to the Trustees or the insurance by FHA of any indebtedness on any project as to which the Trustees are or shall become owners pursuant to this Declaration of Trust, and the provisions of any such agreement shall be binding upon the Trust notwithstanding any conflict with or limitation of this Declaration of Trust.

     2.19 Power to Contract. Subject to the provisions of Sections 2.9 and 3.1 hereof in respect of delegation of authority by the Trustees, the Trustees shall have power to appoint, employ or contract with any Person (including one or more of themselves and any Person of which one or more of them may be an Affiliate, subject to the applicable requirements of Section 2.17 hereof) as the Trustees may deem necessary or desirable for the transaction of the business of the Trust including any Person who, under the supervision of the Trustees, may, among other things: serve as the Trust's investment adviser and consultant in connection with policy decisions made by the Trustees; furnish reports to the Trustees and provide research, economic and statistical data in connection with the Trust's investments; act as consultant, accountant, mortgage loan originator or servicer, correspondent, lender, technical adviser, attorney, broker, property manager, underwriter, corporate fiduciary, escrow agent, depositary, custodian or agent for collection, insurer or insurance agent, transfer agent or registrar or warrant agent, or paying agent for Securities of the Trust, or in any other capacity deemed by the Trustees necessary or desirable; investigate, select, and, on behalf of the Trust, conduct relations with Persons acting in such capacities and pay appropriate fees to, and enter into appropriate contracts with, or employ, or retain

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services performed or to be performed by, any of them in connection with the investments acquired, sold, or otherwise disposed of, or committed, negotiated, or contemplated to be acquired, sold or otherwise disposed of; substitute any other Person for any such Person; act as attorney-in-fact or agent in the purchase or sale or other disposition of investments and in the handling, prosecuting or settling of any claims of the Trust, including the foreclosure or other enforcement of any mortgage or other lien or other security securing investments and assist in the performance of such ministerial functions necessary in the management of the Trust as may be agreed upon with the Trustees or officers of the Trust.

     2.20 Organization of Business Entities. The Trustees shall have power to cause to be organized or assist in organizing any Person under the laws of any jurisdiction to acquire the Trust Property or any part of parts thereof or to carry on any business in which the Trust shall directly or indirectly have any interest, and to cause the Trust to merge with such Person or any existing Person or to sell, rent, lease, hire, convey, negotiate, assign, exchange or transfer the Trust Property or any part or parts thereof to or with any such Person or any existing Person in exchange for the Securities thereof or otherwise, and to lend money to, subscribe for the Securities of, and enter into any contracts with, any such Person in which the Trust holds or is about to acquire Securities or any other interest.

     2.21 Associations. The Trustees shall have power to enter into joint ventures, general or limited partnerships, limited liability companies and any other combinations or associations.

     2.22 Insurance. The Trustees shall have power to purchase and pay for entirely out of Trust Property insurance policies insuring the Shareholders, Trustees, officers, employees, agent, investment advisers, including the Adviser, or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Shareholder, Trustee, officer, employee, agent, investment adviser, or independent contractor including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such Person against such liability.

     2.23 Pension and Other Plans. The Trustees shall have power to pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, Share bonus, Share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust subject to
Section 4.3(k) hereof.

     2.24 Reorganizations. The Trustees shall have power to participate in reorganization, liquidation or bankruptcy proceedings in respect of any Person and in connection therewith to delegate discretionary powers to any reorganization, protective or similar committees.

     2.25 Seal. The Trustees shall have power to adopt and use a seal for the Trust, but the seal shall not be necessary to be placed on, and its absence shall not impair the validity of, any document, instrument or other paper executed and delivered by or on behalf of the Trust.

     2.26 Charitable Contributions. The Trustees shall have power to make donations, irrespective of benefit to the Trust, for the public welfare or for community fund, hospital, charitable, religious, educational, scientific, civic or similar purpose, and in time of war or other national emergency in aid thereof.

     2.27 Indemnification. In addition to the mandatory indemnification provided for in Section 5.3 hereof, the Trustees shall have power to the extent permitted by law to indemnify or enter into agreements in respect of indemnification with any Person with whom the Trust has dealings, including, without limitation, any investment adviser, including the Adviser, or independent contractor, to such extent as the Trustees shall determine.

     2.28 Remedies. Notwithstanding any provision in this Declaration of Trust, when the Trustees deem that there is a significant risk that an obligor to the Trust may default or is in default under the terms of any obligation to the Trust, the Trustees shall have power to pursue any remedies permitted by law which, in their sole judgment, are in the interests of the Trust, and the Trustees shall have the power to enter into any investment, commitment or

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obligation of the Trust resulting from the pursuit of such remedies or necessary or desirable to dispose of property acquired in the pursuit of such remedies.

     2.29 Further Powers. The Trustees shall have power to do all such other matters and things and execute all such instruments as they deem necessary, proper or desirable in order to carry out, promote or advance the interests of the Trust although such matters or things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees. The Trustees will not be required to obtain any court order to deal with the Trust Property.

                                  ARTICLE III


                                    ADVISER


     3.1 Appointment. The Trustees are responsible for the general investment policy of the Trust and for the general supervision of the business of the Trust conducted by officers, agents, employees, investment advisers or independent contractors of the Trust. However, the Trustees are not required personally to conduct all of the business of the Trust and consistent with their ultimate responsibility as stated herein, the Trustees may appoint, employ or contract with an Adviser, and may grant or delegate such authority to the Adviser (pursuant to the terms of Section 2.19 hereof) or to any other Person the services of whom are obtained by the Adviser, as the Trustees may, in their sole discretion, deem to be necessary or desirable, without regard to whether such authority is normally granted or delegated by trustees.

     3.2 Provisions of Agreement. The Trustees shall not enter into any agreement with the Adviser pursuant to the provisions of Section 3.1 hereof unless (i) such agreement has an initial term of not more than one year (except that any such agreement entered into prior to the first public offering of Securities of the Trust may have an initial term of not more than two years),
(ii) its renewal or extension provisions, if any, shall provide for renewals or extension of not more than one year in length, (iii) such agreement can be terminated upon no more than 60 days' written notice from the Trust, upon either a vote of a majority of the Trustees who are not Affiliates of the Adviser, or by a vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote, at a meeting duly called for such purpose and
(iv) such agreement shall limit the fees realized by the Adviser by requiring that the Adviser must refund to the Trust at least annually the amount, if any, by which the aggregate expenses of the Trust for such year (excluding (a) the cost of borrowed money; (b) taxes on income and real property and all other taxes applicable to the Trust; (c) legal, auditing, underwriting, transfer agent's, warrant agent's, registrar's and indenture trustee's and other fees and listing, registration, printing and other expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and stock exchange listing of the Trust's securities; (d) fees and expenses paid to independent contractors employed by or fin behalf of the Trust; (e) costs of insurance; (f) expenses of organizing or terminating the Trust; (g) all expenses connected with distributions and communications to holders of securities of the Trust and the other bookkeeping and clerical work necessary in maintaining relations with holders of securities, including the cost of printing and mailing checks, certificates for securities, proxy solicitation materials and reports to such holders; and (h) expenses directly connected with the acquisition, disposition and ownership of mortgage loans or other property, including, to the extent not paid by borrowers from the Trust, the costs of appraisal, legal services, brokerage and sales commissions, as well as the costs of foreclosure, maintenance, repair and improvement of property), exceed the lesser of:


          (a) l 1/2% of the average monthly book value of the invested assets of the Trust, including undisbursed portions of closed loans and other closed investments of the Trust for such year or


          (b) the greater of

                   (i) 1 1/2% of the average month-end Net Assets of the Trust for such year, or

                  (ii) 25% of the Trust's net income for such year, excluding provision for realized capital gains and losses from the disposition of assets of the Trust and before deducting regular and incentive advisory fees and depreciation, depletion and amortization.

     3.3 Independence of Trustees. After the first public offering of Securities of the Trust not more than 49% of the total number of Trustees or of the total number of members of any Investment Committee may be Affiliates of the Adviser; provided, however, that if at any time the percentage of all Trustees or of members of such Investment Committee who are Affiliates of the Adviser becomes more than 49% of the total number of Trustees or members of such Investment Committee then in office, because of the death, resignation, removal or change in affiliation of a Trustee or member of such Investment Committee who is not such an Affiliate, such requirement shall not be applicable for a period of 60 days, during which time a majority of all the Trustees then in office shall appoint a sufficient number of other individuals as Trustees or as members of such Investment Committee so that there is again not more than 49% of the total number of all Trustees or members of such Investment Committee then in office who are Affiliates of the Adviser. The Trustees shall at all times endeavor to comply with such requirement, but failure so to comply shall not affect the validity or effectiveness of any action of the Trustees or of the Investment Committee as the case may be.

     3.4 Other Activities. The Adviser shall be required by the Trustees to use its best efforts to present a continuing and suitable investment program to the Trust which is consistent with the investment policies and objectives of the Trust. The Adviser may administer the Trust as its sole and exclusive function or it may engage in other activities including the rendering of advice to other investors and the management of other investments, including but not limited to other real estate investment trusts. The contract of the Adviser shall, however, prohibit the Adviser and any Affiliate of the Adviser from entering into an investment advisory contract with any other real estate investment trust the investment policy of which is substantially similar to that of the Trust, and shall prohibit the Adviser from entering into such a contract with any Person the investment policy of which is substantially similar to that of the Trust. The Trustees may request the Adviser to engage in certain other activities which complement the Trust's investments, and the Adviser may provide services requested by the borrowers or prospective borrowers of the Trust, and the Adviser may receive compensation or commissions therefor from the Trust or other Persons. The Adviser shall be required to act on a basis which is fair and reasonable to the Trust and the Shareholders in selecting from among the particular investment opportunities that come to the Adviser those investment opportunities which it presents to the Trust.

                                   ARTICLE IV


                                  INVESTMENTS


     4.1 Statement of Investment Policy. The general purpose of the Trust is to seek real estate investment trust income as defined in the REIT Provisions of the Internal Revenue Code. The Trustees intend to make investments in such a manner as to comply with the requirements of the REIT Provisions of the Internal Revenue Code in respect of the composition of the Trust's investments and the derivation of its income; provided, however, that no Trustee, director, officer, employee or agent of the Trust or the Adviser shall be liable to any Person for any act or omission resulting in the loss of tax benefits under the Internal Revenue Code, except for that arising from his or its own bad faith, willful misconduct, gross negligence or reckless disregard of his or its duties or actions not in good faith in the reasonable belief that such action was in the best interest of the Trust.

                                   ARTICLE V


                            LIMITATIONS OF LIABILITY


     5.1 Liability to Third Persons. No Shareholder shall be subject to any personal liability whatsoever, in tort, contract or otherwise, to any other Person in connection with Trust Property or the affairs of the Trust; and, except in the case of breach of duty to the Trust or to Shareholders and subject to the provisions of Section 5.2 hereof, no Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever, in tort, contract or otherwise, to any other Person in connection with Trust Property or the affairs of the Trust and all such other Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee or agent, as such, of the

Trust is made a party to any suit or proceedings to enforce any such liability, he shall not on account thereof be held to any personal liability.

     5.2 Liability to Trust or to Shareholders. No Trustee, officer, employee or agent of the Trust shall be liable in damages to the Trust or to any Shareholder, Trustee, officer, employee or agent of the Trust for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misconduct, gross negligence or reckless disregard of his duties or for his failure to act in good faith in the reasonable belief that his action was in the best interests of the Trust. No Trustee of the Trust shall be liable in damages to the Trust or to any Shareholder, Trustee, officer, employee or agent of the Trust or any action he takes or fails to take as a Trustee (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust), unless it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the Trust or undertaken with reckless disregard for the best interests of the Trust. In determining what he reasonably believes to be in the best interests of the Trust for purposes of this Article V, a Trustee shall consider the interests of Shareholders and, in his discretion, may consider any of the factors which a director of a corporation incorporated under the laws of the State of Ohio may consider under Ohio law in the performance of his duties as a director of such corporation.

     5.3 Indemnification. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, whether they proceed to judgment or are settled or otherwise brought to a conclusion, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The rights accruing to a Shareholder under this Section 5.3 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein; provided, however, that the Trust shall have no liability to reimburse Shareholders for taxes assessed against them by reason of their ownership of Shares, nor for any losses suffered by reason of changes in the market value of Securities of the Trust.

     The Trust shall indemnify each of its Trustees, officers, employees and agents (including those who serve at its request as directors, officers, partners, trustees or the like of another Person in which it has any interest as a shareholder, creditor or otherwise), against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees, reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding by the Trust or any other Person, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a Trustee, officer, employee or agent, except in respect of any matter as to which he shall have been adjudicated to have acted in bad faith or with willful misconduct or reckless disregard of his duties or gross negligence or not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; provided, however, that as to any matter disposed of by a compromise payment by such Trustee, officer, employee or agent, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from counsel approved by the Trustees to the effect that if the foregoing matters had been adjudicated, they would likely have been adjudicated in favor of such Trustee, officer, employee or agent or unless a meeting of the Trustees at which a quorum consisting of Trustees who are not parties to or threatened with such action, suit or other proceeding shall make such a determination. The rights accruing to any Trustee, officer, employee or agent under these provisions shall not exclude any other right to which he may be lawfully entitled; provided, however, that no Trustee, officer, employee or agent may satisfy any right of indemnity or reimbursement granted herein or to which he may be otherwise entitled except out of the Trust Property, and no Shareholder shall be personally liable to any Person in respect of any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified Trustee, officer, employee or agent shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

     Any action taken by or conduct on the part of the Adviser, a Trustee, officer, employee or agent of the Trust in conformity with or in good faith reliance upon the provisions of Section 2.17 or Section 3.4 shall not, for the purposes of this Trust (including, without limitation, Sections 5.1 and 5.2 hereof and this Section 5.3) constitute bad faith, willful misconduct, gross negligence or reckless disregard of his duties, or failure to act in good faith in the reasonable belief that his action was in the best interests of the Trust.

     5.4 Surety Bonds. No Trustee shall, as such, be obligated to give any bond or surety or other security for the performance of any of his duties.

     5.5 Apparent Authority. Any act of the Trustees of officers of the Trust purporting to be done in their capacity as such, shall, as to any Person dealing with such Trustees or officers, be conclusively deemed to be within the purposes of the Trust and within the powers of such Trustees and officers. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by such officer, employee or agent or make inquiry concerning or be liable for the application of money or property paid, loaned or delivered to or on the order of the Trustees or of such officer, employee or agent.

     5.6 Recitals. Any written instrument creating an obligation of the Trust shall be conclusively taken to have been executed or done by a Trustee or Trustees or an officer, employee or agent of the Trust only in their or his capacity as Trustees or Trustee under this Declaration of Trust or in the capacity of officer, employee or agent of the Trust. Any written instrument creating an obligation of the Trust shall refer to this Declaration of Trust and contain a recital to the effect that the obligations thereunder are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, Shareholders, officers, employees or agents of the Trust, but the Trust Property or a specific portion thereof only shall be bound, and may contain any further recital which they or he may deem appropriate, but the omission of such recital shall not operate to impose personal liability on any of the Trustees, Shareholders, officers, employees or agents of the Trust. The Trustees shall, at all times, maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amounts as the Trustees shall deem adequate to cover all foreseeable tort liability to the extent available at reasonable rates.

     5.7 Reliance on Experts, etc. Each Trustee and each officer of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel or upon reports made to the Trust by any of its officers or employees or by the Adviser, accountants, appraisers or other experts of consultants selected with reasonable care by the Trustees or officers of the Trust, regardless of whether such counsel or expert may also be a Trustee.

                                   ARTICLE VI

                                     SHARES

     6.1 Description of Shares. The interests of the Shareholders hereunder shall be divided into Shares of one or more classes. The number of shares authorized hereunder is unlimited. Ownership of Shares shall be evidenced by certificates. Except as otherwise provided in a resolution adopted pursuant to
Section 6.2, all Shares shall have equal non-cumulative voting, distribution, liquidation and other rights, shall be without par value, and shall be fully paid and nonassessable, and shall have no preference, conversion, exchange, preemptive or redemption rights. Upon the issuance of Shares pursuant to Section 6.2, all Shares previously issued pursuant to this Section 6.1 shall be reclassified and designated Common Shares or Class A Common Shares as specified by Section 6.2.

     6.2 Additional Shares. (a) The Trustees hereby are authorized expressly at any time, and from time to time, to issue one or more additional classes or series of Shares without par value, with such voting powers (subject to the limitations hereinafter set forth), or without voting powers, as shall be specified in the resolution or resolutions providing for the issuance thereof. Upon the first issuance of Shares in accordance with the procedures set forth in this Section 6.2(a), the Trustees shall reclassify and designate as Class A Common Shares all Shares other than Preferred Shares which were outstanding immediately prior to such issuance. Except as to voting powers as herein described, all additional classes or series of Shares authorized by the Trustees under this Section 6.2(a) shall be Common Shares and shall be identical in all respects to the Class A Common Shares. The Trustees shall specify in a resolution or resolutions the classes or series of such additional Common Shares and the number and designation thereof. The resolution or resolutions shall state the extent, if any, to which the holders of the Common Shares of such class or series shall be entitled to vote in respect of the election of Trustees or otherwise, including, without limitation, the extent, if any to which such holders shall be entitled, voting as a series or as part of a kind or class, to elect one or more Trustees upon the happening of a specific event or otherwise, provided that the voting rights of such Common shares shall be no greater than those required or recommended by (i) any stock exchange upon which any Securities of the Trust shall be listed or (ii) any national securities association by which any Securities of the Trust shall be authorized for a quotation or transaction reporting. Further, in no event shall additional Common Shares issued by the Trustees pursuant to this Section 6.2(a) carry greater voting rights than the Class A Common Shares.

     (b) The Trustees hereby are authorized expressly at any time, and from time to time, to issue Preferred Shares, either without par value or with such par value or par values as the Trustees shall specify in a resolution or resolutions providing for the issuance thereof, in one or more classes or series, with such voting powers (subject to the limitations hereinafter set forth), or without voting powers, and with such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions, as shall be stated and expressed in the resolutions or resolutions providing for the issuance thereof, and as are not otherwise stated and expressed in this Declaration of Trust, including (without limiting the generality thereof) the following as to each such class or series:

                    (i) the number of Shares to constitute such class or series and the designation thereof,

                   (ii) the par value or absence of par value of Shares issued in such class or series,

                   (iii) the dividends payable in respect of such class or series, the rates or basis for determining such dividends, any conditions and dates upon which such dividends shall be payable, the preference, if any, of such dividends over, or the relation of such dividends to, the dividends payable on any other kind, class or series of Shares of the Trust (including Common Shares of any class or series), whether such dividends shall be non-cumulative or cumulative, and, if cumulative, the date or dates from which such dividends shall be cumulative,

                   (iv) whether the Shares of such class or series shall have the right to participate with the Shares of any other class or series in the profits of the Trust, and, if so, the terms of such participation,

                    (v) whether the Shares of such class or series shall be callable or redeemable, in addition to the Trust's right to acquire Shares from time to time as set forth in Sections 8.3 and 8.5, at the option of the Trust or the holder or both, or upon the happening of a specified event, and, if callable or redeemable, the conditions giving rise to the right of such call or redemption, whether such call or redemption shall be for cash, property or rights, including Securities of the Trust, and the times, prices, rates and adjustments and other terms of such redemption,

                  (vi) whether the Trust shall be required to purchase or redeem the Shares of such class or series on a certain date or dates or upon the happening of a specified event, and, if so, the terms of such purchase or redemption,

                  (vii) the terms and amounts of any sinking, retirement or purchase fund provided for the purchase or redemption of Shares of such class or series,

                  (viii) whether Shares of such class or series shall be convertible into or exchangeable for Shares of another kind, class or series, at the option of the Trust or of the holder, or both, or upon the happening of a specified event, and, if provision be made for such conversion or exchange, the terms, prices, rates, adjustments and any other condition thereof,

                  (ix) the extent, if any, to which the holders of the Shares of such class or series shall be entitled to vote in respect of the election of Trustees or otherwise, including, without limitation, the extent, if any, to which such holders shall be entitled, voting as a series or as part of a kind or class, to elect one or more Trustees upon the happening of a specific event or otherwise, provided that the voting rights of such Shares shall be no greater than those required or recommended by (1) any stock exchange upon which any Securities of the Trust shall be listed or (2) any national securities association by which any Securities of the Trust shall be authorized for quotation or transaction reporting,

                  (x) the restrictions, if any, on the issue or reissue of Shares of such class or series or of any other class or series,

                  (xi) the extent, if any, to which the holders of the Shares of such class or series shall be entitled to preemptive rights, and

                  (xii) the preferences, and the amounts thereof, of the holders of the Shares of such class or series upon the voluntary or involuntary dissolution of the Trust or any distribution of its assets.

If the first issuance of Preferred Shares under this Section 6.2(b) shall occur prior to the first issuance of additional Common Shares under Section 6.2(a), the trustees shall reclassify and designate as Common Shares the Shares which were outstanding immediately prior to the first issuance of Preferred Shares.

     (c) Before the Trust shall issue any additional Shares of any class or series, a certificate setting forth the resolution or resolutions of the Trustees fixing the voting powers and number of Shares of such class or series and the designations thereof, and, as to Preferred Shares, the preferences and rights of such class or series and the qualifications, limitations or restrictions thereof, shall be signed and acknowledged by the Chairman, a Vice Chairman, the President, if any, the Secretary or an Assistant Secretary of the Trust and filed in accordance with the requirements of Ohio law for filing amendments to this Declaration of Trust, whereupon the same shall be deemed to be an amendment hereof.

     Unless otherwise provided in any such resolution or resolutions, the number of Shares of the class or series authorized by such resolution or resolutions may be increased or decreased, but not below the number of Shares of such class or series then outstanding, by a certificate, setting forth a resolution or resolutions of the Trustees authorizing such increase or decrease, signed and acknowledged by the Chairman, a Vice Chairman, the President, if any, the Secretary or an Assistant Secretary of the Trust and filed in accordance with the requirements of Ohio law for filing amendments to this Declaration of Trust. Unless otherwise provided in such resolution or resolutions, any amendment to such resolution or resolutions may be effected by a certificate, setting forth a resolution of the Trustees authorizing such amendment and certifying that such amendment has been approved by such votes, if any, as may be required pursuant to Section 13.1, signed and acknowledged by the Chairman, a Vice Chairman, the President, if any, the Secretary or an Assistant Secretary of the Trust and filed in accordance with the requirements of Ohio law for filing amendments to this Declaration of Trust. Any such amendment may, without limitation, cancel or otherwise affect the right of the holder of the Shares of such class or series to receive dividends which have accrued but have not been declared. Holders of Common Shares shall not be entitled to vote such amendments to any such resolutions.

     6.3 Certificates. Every Shareholder shall be entitled to receive a certificate, in such form as the Trustees shall from time to time approve, specifying the number of Shares held by such Shareholder. Certificates which were validly issued prior to any Amendment to the Declaration of Trust that authorizes the issuance of additional Shares shall remain valid. Upon the first issuance of Common Shares in accordance with the procedure set forth in Section 6.2(a), all certificates representing Shares other than Preferred Shares then outstanding automatically shall represent the newly designated Class A Common Shares and upon transfer or exchange of any such certificates, new certificates which shall bear the designation "Class A Common Shares" shall be issued to the Shareholders. If tile first issuance of Preferred Shares under Section 6.2(b) shall occur prior to the first issuance of Common Shares under Section 6.2(a), all certificates representing Shares then outstanding automatically shall represent the newly designated "Common Shares" and upon transfer or exchange of any such certificates, new certificates which shall bear the designation "Common Shares, shall be issued to the Shareholders. Subject to Sections 6.5 and 8.5 hereof, such certificates shall be treated as negotiable and title thereto and to the Shares represented thereby shall be transferred by delivery thereof to the same extent in all respects as a stock certificate, and the shares represented thereby, of an Ohio business corporation. Unless otherwise determined by the Trustees, such certificates shall be signed by the Chairman or a Vice Chairman, or the President, if any, and the Secretary or an Assistant Secretary and shall be countersigned by a transfer agent, and registered by a registrar, if any, and such signatures may be facsimile signatures in accordance with Section 2.6 hereof. There shall be filed with each transfer agent a copy of the form of certificate so approved by the Trustees, certified by the Chairman or the Secretary, and such form shall continue to be used unless and until the Trustees approve some other form.

     In furtherance of the provisions of Section 8.5 hereof, each certificate evidencing Shares shall contain a legend imprinted thereon to the following effect, or such other legend as the Trustees may from time to time adopt.

          "Provisions Relating to Redemption and Prohibition of Transfer of Shares.

          "If necessary to effect compliance by the Trust with certain requirements of the Internal Revenue Code, the shares represented by this certificate are subject to redemption by the Trustees of the Trust and the transfer thereof may be prohibited upon the terms and conditions set forth in the Declaration of Trust. The Trust will furnish a copy of such terms and conditions to the registered holder of this certificate upon request and without charge."

     6.4 Fractional Shares. In connection with any issuance of Shares, the Trustees may issue fractional Shares or may provide for the issuance of scrip including, without limitation, the time within which any such scrip must be surrendered for exchange into full Shares and the rights, if any, of holders of scrip upon the expiration of the time so fixed, the rights, if any, to receive proportional distributions, and the rights, if any to redeem scrip for cash, or the Trustees may in their discretion, or if they see fit at the option of each holder, provide in lieu of scrip for the adjournment of the fractions in cash. The provisions of Section 6.3 hereof relative to certificates for Shares shall apply so far as applicable to such scrip, except that such scrip may in the discretion of the Trustees be signed by a transfer agent alone.

     6.5 Issuance of Units. Notwithstanding any other provision of this Declaration of Trust, the Trustees may issue from time to time units consisting of different Securities of the Trust. Any Security issued in any such unit shall have the same characteristics and shall entitle the registered holder thereof to the same rights as any identical Securities issued by the Trustees, except that the Trustees may provide (and may cause a notation to be placed on the certificate representing such unit or Securities or the Trust issued in any such unit) that for a specified period not to exceed one year after issuance, Securities of the Trust issued in any such unit may be transferred union the books of the Trust only in such unit.

     6.6 Issuance of Warrants. Subject to Section 4.3 hereof, the Trustees, in their discretion, may from time to time issue warrants to purchase Shares (hereinafter referred to as "Warrants") which shall entitle the holders thereof to subscribe to Shares at such time or times and on such terms as the Trustees may prescribe including, without limiting the generality of the foregoing, the times within which any such Warrants may be exercised and the consideration to be paid for such Shares; provided, however, that warrants may not be issued in connection with a private financing with an exercise price per share less than 100% of fair market value of the Shares at the date of issuance; for this purpose the determination of fair market value of the Shares shall be made in the same manner as provided for the redemption price of Securities in Section
8.5. Warrants may be issued to such parties and for such consideration as the Trustees may from time to time determine (including the issuance of detachable or nondetachable warrants as an inducement to persons acquiring or underwriting notes, debentures, bonds, instruments, Shares or other Securities of the Trust). The provisions of this Article VI relative to certificates for Shares shall apply so far as appropriate to such Warrants.

                                  ARTICLE VII

                         RECORD AND TRANSFER OF SHARES

     7.1 Share Register. A register shall be kept by or on behalf of the Trustees, under the direction of the Trustees, which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and the numbers of the certificates representing such Shares and a record of all transfers thereof. Only Shareholders whose certificates are recorded on such register shall be entitled to vote or to receive distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive any distribution, nor to have notice to him as herein provided, until he has given his address to a transfer agent or such other officer or agent of the Trust as shall keep the register for entry thereon.

     7.2 Transfer Agent. The Trustees shall have power to employ, within or without the State of Ohio, a transfer agent or transfer agents and, if they so determine, a registrar or registrars. The transfer agent or transfer agents may keep the register and record therein the original issues and transfers of Shares and countersign certificates for Shares issued to the persons entitled thereto. Any such transfer agents and registrars shall perform the duties usually performed by transfer agents and registrars of certificates of stock in a corporation, except as modified by the Trustees. Any such transfer agents or registrars may be Affiliates of a Trustee or of an officer, director or shareholder of the Adviser. The provisions of Article VII relative to transfer agents shall apply so far as appropriate to warrant agents.

     7.3 Blank Certificates. In accordance with the usual customs of corporations having a transfer agent, signed certificates for Shares in blank may be deposited with any transfer agent of the Trust, to be used by such transfer agent in accordance with authority conferred upon it as occasion may require, and in so doing the signers of such certificates shall not be responsible for any loss resulting therefrom.

     7.4 Owner of Record. Any person becoming entitled to any Shares in consequences of the death, bankruptcy or insolvency of any Shareholder, or otherwise by operation of law, shall be recorded as the holder of such Shares and receive a new certificate for the same upon production of the proper evidence thereof and delivery of the existing certificate to the Trustees or a transfer agent of the Trust. But until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereof and neither the Trustees nor any transfer agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy, insolvency or other event.

     7.5 Transfers of Shares. Shares shall be transferable on the records of the Trust (other than by operation of law) only by the record holder thereof or by his agent thereunto duly authorized in writing upon delivery to the Trust or a transfer agent of the Trust of the certificate or certificates therefor, with all transfer tax stamps affixed or duly provided for, properly endorsed or accompanied by duly executed instrument or instruments of transfer, together with such evidence of the genuineness of each such endorsement, execution and authorization and of other matters as may reasonably be required by the Trust or the transfer agent. Upon such delivery the transfer shall be recorded on the register of the Trust and a new certificate for the Shares so transferred shall be issued to the transferee, and, in case of a transfer of only a part of the Shares represented by any certificate, a new certificate for the residue thereof shall be issued to the transferor. But until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereof and neither the Trustees nor the Trust nor any transfer agent or registrar nor any officer or agent of the Trust shall be affected by any notice of the proposed transfer. This Section 7.5 and Section 7.4 hereof are subject in all respects to the provisions of Sections 6.5 and 8.5 hereof.

     7.6 Limitation of Fiduciary Responsibility. The Trustees shall not, nor shall the Shareholders or any officer, transfer agent or other agent of the Trust, be bound to see to the execution of any trust, express, implied or constructive, or of any charge, pledge or equity to which any of the Shares or any interest therein are subject, or to ascertain or inquire whether any sale or transfer of any such Shares or interest therein are subject, ascertain or inquire whether any sale or transfer of any such Shares or interest therein by any such Shareholder or his personal representatives is authorized by such trust, charge, pledge or equity, or to recognize any Person as having any interest therein except the Persons recorded as such Shareholders. The receipt of the Person in whose name any

Share is recorded, or, if such Share is recorded in the names of more than one Person, the receipt of any one of such Persons or of the duly authorized agent of any such Person shall be a sufficient discharge for all money, Securities and other property payable, issuable or deliverable in respect of such Share and from all liability to see to the proper application thereof

     7.7 Notices. Any and all notices to which Shareholders hereunder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to Shareholder of record at their last known post office addresses as recorded on the Share register provided for in Section
7.1 hereof.

     7.8 Replacement of Certificates. In case of the loss, mutilation or destruction of any certificate for Shares hereunder, the Trustees may issue or cause to be issued a new certificate on such terms as they may deem fit.

                                  ARTICLE VIII

              CHARACTERISTICS OF SHARES; RESTRICTIONS ON TRANSFER

     8.1 General. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in this Declaration of Trust, in any resolution adopted pursuant to Section 6.2 and in the certificates for such Shares. Except as otherwise provided in a resolution adopted pursuant to Section 6.2, the Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights of any kind.

     8.2 Death of Shareholders. The death of a Shareholder during the continuance of the Trust shall not terminate this Declaration of Trust nor give such Shareholder's legal representatives a right to an accounting or a partition of the Trust assets or to take any action in the courts or otherwise against other Shareholders or the Trustees or the Trust Property, but shall simply entitle the legal representatives of the deceased Shareholder to demand and receive, pursuant to the provisions of Section 7.4 hereof, a new certificate for Shares in place of the certificate held by the deceased Shareholder, and upon the acceptance thereof such legal representative shall succeed to all the rights of the deceased Shareholder under this Declaration of Trust.

     8.3 Repurchase of Securities of the Trust. The Trustees may, on behalf of the Trust, purchase or otherwise acquire outstanding Securities of the Trust from time to time for such consideration and on such terms as they may deem proper. Shares so purchased or acquired by the Trustees for the account of the Trust shall not, so long as they belong to the Trust, receive distributions (other than, at the option of the Trustees, distributions in Shares) or be entitled to any voting rights. Such Shares may in the discretion of the Trustees be cancelled and the number of Shares issued thereby reduced, or such Shares may in the discretion of the Trustees be held in the treasury and may be disposed of by the Trustees at such time or times, to such party or parties and for such considerations as the Trustees may determine.

     8.4 Trustees as Shareholders. Any Trustee in his individual capacity may purchase and otherwise acquire or sell and otherwise dispose of Shares of other Securities issued by the Trust, and may exercise all the rights of a Shareholder to the same extent as though he were not a Trustee.

     8.5 Restrictions on Transfer of Preferred Shares and Common Shares.

     (a) Definitions. For purposes of this Section 8.5, the following terms shall have the following meanings set forth below:

          (i) "Beneficial Ownership" shall mean ownership of Equity Shares by a Person who would be treated as an owner of such Equity Shares either directly or indirectly through the application of Section 544 of the

     Internal Revenue Code, as modified by Section 856(h)(1)(B) of the Internal Revenue Code. The terms "Beneficial Owner," "Beneficially Owns," and "Beneficially Owned" shall have correlative meanings.

          (ii) "Beneficiary" shall mean, with respect to any trust, one or more organizations described in each of Section 170(b)(1)(A) (other than clause
     (vii) or (viii) thereof) and Section 70(c)(2) of the Internal Revenue Code that are named by the Corporation as the beneficiary or beneficiaries of such trust, in accordance with Section (1) of Division C.II. hereof.

          (iii) "Board of Trustees" shall mean the Board of Trustees of the Trust.

          (iv) "RRF, L.P. Agreement" shall mean the First Amended and Restated Agreement of Limited Partnership of RRF Limited Partnership, a Delaware limited partnership, of which the Trust is the general partner.

          (v) "Constructive Ownership" shall mean ownership of Equity Shares by a Person who would be treated as an owner of such Equity Shares either directly or indirectly through the application of Section 318 of the Internal Revenue Code, as modified by Section 856(d)(5) of the Internal Revenue Code. The terms "Constructive Owner," "Constructively Owns," and "Constructively Owned" shall have correlative meanings.

          (vi) "Equity Shares" shall mean and include all Preferred Shares and Common Shares of the Trust as well as any Equity Shares that are held as Shares-in-Trust in accordance with this Section 8.5.

          (vii) "Exchange Rights" shall mean the rights granted under the RRF, L.P. Agreement to the limited partners to exchange, under certain circumstances, their limited partnership interests for common shares (or, at the option of the trust, for cash).

          (viii) "Existing Holder" shall mean (i) the Wirth Family and (ii) any Person who, on the date hereof, beneficially owns Common Shares in excess of the Ownership Limit.


          (ix) "Existing Holder Limit" (i) for any Existing Holder who is an Existing Holder by virtue of clause (ii) of the definition thereof, shall mean the percentage of the outstanding Common Shares Beneficially Owned by such Existing Holder on the date hereof. From and after the date hereof, the secretary of the Trust shall maintain and, upon request, make available to each Existing Holder, a schedule which sets forth the then current Existing Holder Limits for each Existing Holder.


          (x) "Market Price" on any date shall mean the average of the Closing Price for the five consecutive Trading Days ending on such date. The "Closing Price" on any date shall mean the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the applicable Equity Shares are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which those Equity Shares are listed or admitted to trading or, if those Equity Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the shares of Equity Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in those Equity Shares selected by the Board of Trustees.

          (xi) "Non-Transfer Event" shall mean an event other than a purported Transfer that would cause any Person to Beneficially Own or Constructively Own Equity Shares in excess of the Ownership Limit, including, but not limited to, the issuance, granting of any option or entering into of any agreement for the sale, transfer or other disposition of Equity Shares or the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Equity Shares.

          (xii) "Ownership Limit" shall mean 4.9% of the number of outstanding shares of any class of Equity Shares.

          (xiii) "Permitted Transferee" shall mean any Person designated as a Permitted Transferee in accordance with this Section 8.5.

          (xiv) "Person" shall mean an individual, corporation, partnership, estate, trust, a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Internal Revenue Code, association, private foundation within the meaning of Section 509(a) of the Internal Revenue Code, joint stock company or other entity and also includes a "group" as that term is used for purposes of Section 12(d)(3) of the Securities Exchange Act of 1934, as amended.

          (xv) "Prohibited Owner" shall mean, with respect to any purported Transfer or Non-Transfer Event, any Person who, but for this Section 8.5, would own record title to Equity Shares.

          (xvi) "Restriction Termination Date" shall mean the first day after the date of this Second Amended and Restated Declaration of Trust on which the Board of Trustees determines that it is no longer in the best interests of the Trust to attempt to, or continue to, qualify as a REIT.

          (xvii) "Shares-in-Trust" shall mean any Equity Shares designated as Shares-in-Trust pursuant to this Section 8.5.

          (xviii) "Trading Day" shall mean a day on which the principal national securities exchange on which the applicable Equity Shares are listed or admitted to trading is open for the transaction of business or, if those Equity Shares are not listed or admitted to trading on any national securities exchange, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          (xix) "Transfer" (as a noun) shall mean any sale, transfer, gift, assignment, devise or other disposition of Equity Shares, whether voluntary or involuntary, whether of record, constructively or beneficially and whether by operation of law or otherwise. "Transfer" (as a verb) shall have the correlative meaning.

          (xx) "Trustee" shall mean any Person or entity unaffiliated with both the Trust and any Prohibited Owner, such Trustee to be designated by the Corporation to act as trustee of any Trust, or any successor trustee thereof.

          (xxi) "Wirth Family" shall mean James F. Wirth, his spouse, lineal descendants of James F. Wirth, any trust of which any of the foregoing are grantors or beneficiaries and any Person owned and controlled by any of the foregoing.

          (xxii) "Wirth Family Limit" shall, initially, mean 34.9% of the number of outstanding shares of any class of Equity Shares.

     (b) Restriction on Transfers and Non-Transfer Event.

          (i) Except as set forth in Section 8.5(g) below, from the date hereof to the Restriction Termination Date, (A) no Person (other than an Existing Holder) shall Beneficially Own or Constructively Own outstanding Equity Shares in excess of the Ownership Limit, but any Transfer or Non-Transfer Event that, if effective, would result in any Person Beneficially Owning or Constructively Owning outstanding Equity Shares in excess of the Ownership Limit shall be void AB INITIO as to the Transfer or Non-Transfer Event affecting that number of Equity Shares which would be otherwise Beneficially Owned or Constructively Owned by such Person in excess of the Ownership Limit and the intended transferee shall acquire no rights in such excess Equity Shares, (B) no Existing Holder (that is not a member of the Wirth Family) shall Beneficially Own or Constructively Own outstanding Equity Shares in excess of the Existing Holder Limit, but any Transfer or Non-Transfer Event that, if effective, would result in any Person Beneficially Owning or Constructively Owning outstanding Equity Shares in excess of the Existing Holder Limit shall be void AB INITIO as to the Transfer or Non-Transfer Event affecting that number of Equity Shares which would be otherwise Beneficially Owned or Constructively Owned by such Person in excess of the Existing Holder Limit and the intended transferee shall acquire no rights in such excess Equity Shares, and (C) no Existing

     Holder that is a member of the Wirth Family shall Beneficially Own or Constructively Own outstanding Equity Shares in excess of the Wirth Family Limit, but any Transfer or Non-Transfer Event that, if effective, would result in any Person Beneficially Owning or Constructively Owning outstanding Equity Shares in excess of the Wirth Family Limit shall be void AB INITIO as to the Transfer or Non-Transfer Event affecting that number of Equity Shares which would be otherwise Beneficially Owned or Constructively Owned by such Person in excess of the Wirth Family Limit and the intended transferee shall acquire no rights in such excess Equity Shares.

          (ii) Except as set forth in Section 8.5(g) below, from the date hereof to the Restriction Termination Date, any Transfer or Non-Transfer Event that, if effective, would result in any class of Equity Shares being beneficially owned by fewer than 100 Persons (determined without reference to any rules of attribution) shall be void AB INITIO as to the Transfer or Non-Transfer Event affecting that number of shares which would be otherwise beneficially owned (determined without reference to any rules of attribution) by the transferee, and the intended transferee shall acquire no rights in such Equity Shares.

          (iii) From the date hereof to the Restriction Termination Date, any Transfer of or Non-Transfer Event affecting Equity Shares that, if effective, would result in the Trust being "closely held" within the meaning of Section 856(h) of the Internal Revenue Code shall be void AB INITIO as to the Transfer of or Non-Transfer Event affecting that number of Equity Shares which would cause the Trust to be "closely held" within the meaning of Section 856(h) of the Internal Revenue Code, and the intended transferee shall acquire no rights in such Equity Shares.

          (iv) From the date hereof to the Restriction Termination Date, any Transfer of or Non-Transfer Event affecting Equity Shares that, if effective, would cause the Trust to Constructively Own 10% or more of the ownership interests in a tenant of the real property of the Trust or of any direct or indirect subsidiary of the Trust (a "Subsidiary"), within the meaning of Section 856(d)(2)(B) of the Internal Revenue Code, shall be void AB INITIO as to the Transfer of or Non-Transfer Event affecting that number of Equity Shares which would cause the Trust to Constructively Own 10% or more of the ownership interests in a tenant of the Trust's or of a Subsidiary's real property, within the meaning of Section 856(d)(2)(B) of the Internal Revenue Code, and the intended transferee shall acquire no rights in such excess Equity Shares.

     (c)(i) If, notwithstanding the other provisions contained in this Section 8.5, at any time after the date hereof and prior to the Restriction Termination Date there is a purported Transfer or Non-Transfer Event such that any Person (other than an Existing Holder) would either Beneficially Own or Constructively Own Equity Shares in excess of the Ownership Limit, then, (i) except as set forth in Section 8.5(g) below, the purported transferee shall acquire no right or interest (or, in the case of a Non-Transfer Event, the Person holding record title to the Equity Shares Beneficially Owned or Constructively Owned by such Beneficial Owner or Constructive Owner, shall cease to own any right or interest) in such number of Equity Shares which would cause such Beneficial Owner or Constructive Owner to Beneficially Own or Constructively Own Equity Shares in excess of the Ownership Limit, (ii) such number of Equity Shares in excess of the Ownership Limit (rounded up to the nearest whole share) shall be designated Shares-in-Trust and, in accordance with this Section 8.5, transferred automatically by operation of the terms of this Section 8.5(c)(i) to a trust to be held in accordance with this Section 8.5, and (iii) the Prohibited Owner shall submit such number of Equity Shares to the Trust for registration in the name of the Trustee. Such transfer to a trust and the designation of shares as Shares-in-Trust shall be effective as of the close of business on the business day prior to the date of the Transfer or Non-Transfer Event, as the case may be.

          (ii) If, notwithstanding the other provisions contained in this
     Section 8.5, at any time after the Date hereof and prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event that, if effective, would (i) result in any class of the Equity Shares being beneficially owned by fewer than 100 Persons (determined without reference to any rules of attribution), (ii) result in the Trust being "closely held" within the meaning of Section 856(h) of the Internal Revenue Code, or (iii) cause the Trust to Constructively Own 10% or more of the ownership interests in a tenant of the Trust's or of a subsidiary's real property, within the meaning of Section 856(d)(2)(B) of the Internal Revenue Code, then (x) the purported transferee shall not acquire any right or interest (or, in the case of a Non-Transfer Event, the Person holding record title to the Equity Shares with respect to which such Non-Transfer Event occurred, shall cease to own any right or interest) in such number of Equity Shares, the ownership of which by such purported transferee or record holder would
     (A) result in any class of Equity Shares being beneficially owned by fewer than 100 Persons (determined without reference to any rules of attribution), (B) result in the Trust being "closely held" within the meaning of Section 856(h) of the Internal Revenue Code, or (C) cause the Trust to Constructively Own 10% or more of the ownership interests in a tenant of the Trust's or of a subsidiary's real property, within the meaning of Section 856(d)(2)(B) of the Internal Revenue Code, (y) such number of Equity Shares (rounded up to the nearest whole share) shall be designated Shares-in-Trust and, in accordance with this Section 8.5, transferred automatically by operation of the terms of this Section 8.5 to a Trust to be held in accordance with this Section 8.5, and (z) the Prohibited Owner shall submit such number of Equity Shares to the Trust for registration in the name of the Trustee. Such transfer to a trust and the designation of shares as Shares-in-Trust shall be effective as of the close of business on the business day prior to the date of the Transfer from Non-Transfer Event, as the case may be.

     (d) If the Trust, or its designee, shall at any time determine in good faith that a Transfer or Non-Transfer Event has taken place in violation of this
Section 8.5 or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any Equity Shares in violation of this Section 8.5, the Trust shall take such action as it considers advisable to refuse to give effect to or to prevent such Transfer or Non-Transfer Event or acquisition, including, but not limited to, refusing to give effect to such Transfer on the books of the Trust or instituting proceedings to enjoin such Transfer or Non-Transfer Event or acquisition.

     (e) Any Person who acquires or attempts to acquire Equity Shares in violation of this Section 8.5, or any Person who owned Equity Shares that were transferred to a trust pursuant to this Section 8.5, shall immediately give written notice to the Trust of such event and shall provide to the Trust such other information as the Trust may request in order to determine the effect, if any, of such event on the Trust's status as a REIT.

     (f) From the date hereof to the Restriction Termination Date:

          (i) Every Beneficial Owner or Constructive Owner of more than 4.9%, or such lower percentage as is specified pursuant to regulations issued under the Internal Revenue Code, of the outstanding shares of any class of shares of the Trust shall, within 30 days after January 1 of each year, provide to the Trust a written statement or affidavit stating the name and address of such Beneficial Owner or Constructive Owner, the number of Equity Shares Beneficially Owned or Constructively Owned, and a description of how such shares are held.

          (ii) Each Person who is a Beneficial Owner or Constructive Owner of Equity Shares and each Person (including the shareholder of record) who is holding Equity Shares for a Beneficial Owner or Constructive Owner shall provide to the Trust a written statement or affidavit stating such information as the Trust may request in order to determine the Trust's status as a REIT and to ensure compliance with the Ownership Limit as applicable.

     (g) The Ownership Limit shall not apply to the acquisition of Equity Shares by an underwriter that participates in a public offering of such shares for a period of 90 days following the purchase by such underwriter of such shares. In addition, the Board of Trustees, upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel, in either case to the effect that the Trust's status as a REIT would not be jeopardized thereby, may allow a Person to own a certain amount in excess of the Ownership Limit if (i) the Board of Trustees obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no Person's Beneficial Ownership or Constructive Ownership of Equity Shares could result in the Trust (a) losing its REIT status for federal income tax purposes, or (b) being "related" to any tenant or lessee under the REIT rules of the Internal Revenue Code, and (ii) such Person agrees in writing that any violation or attempted violation that could cause such a result will cause a transfer to a trust of Equity Shares pursuant to this Section 8.5.

     (h) Notwithstanding any provision contained herein to the contrary, nothing in this Second Amended and Restated Declaration of Trust shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange.

     8.6 Shares-in-Trust.

     (a) Any Equity Shares transferred to a trust and designated Shares-in-Trust pursuant to this Section 8.5 shall be held for the exclusive benefit of the Beneficiary. The Trust shall name a Beneficiary for each Trust within five days after the Trust first has actual notice of the existence thereof. Any transfer to a Trust, and designation of Equity Shares as Shares-in-Trust, shall be effective as of the close of business on the business day prior to the date of the Transfer or Non-Transfer Event that results in the transfer to the Trust. Shares-in-Trust shall continue to constitute issued and outstanding Equity Shares of the Trust and shall be entitled to the same rights and privileges as are all other issued and outstanding Equity Shares of the same class and series. When transferred to a Permitted Transferee in accordance with this Section 8.6, such Shares-in-Trust shall cease to be designated as Shares-in-Trust.

     (b) The Trust, as record holder of Shares-in-Trust, shall be entitled to receive all dividends and distributions declared by the Board of Trustees on such Shares-in-Trust and shall hold such dividends and distributions in trust for the benefit of the Beneficiary. The Prohibited Owner with respect to Shares-in-Trust shall repay to the Trust the amount of any dividends or distributions received by it that (i) are attributable to those Shares-in-Trust and (ii) the record date of which was on or after the date that such shares became Shares-in-Trust. The Trust shall take all measures that it determines reasonably necessary to recover the amount of any such dividend or distribution paid to a Prohibited Owner, including, if necessary, withholding any portion of future dividends or distributions payable on Equity Shares Beneficially Owned or Constructively Owned by the Person who, but for the provisions of this Section 8.6, would Constructively Own or Beneficially Own the Shares-in-Trust; and, as soon as reasonably practicable following the Trust's receipt or withholding thereof, shall pay over to the Trust for the benefit of the Beneficiary the dividends so received or withheld, as the case may be.

     (c) In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Trust, each holder of Shares-in-Trust shall be entitled to receive, ratably with each other holder of Equity Shares of the same class or series, that portion of the assets of the Trust which is available for distribution to the holders of such class and series of Equity Shares. The Trust shall distribute to the Prohibited Owner the amounts received upon such liquidation, dissolution, or winding up, or distribution; PROVIDED, HOWEVER, that the Prohibited Owner shall not be entitled to receive amounts pursuant to this Section 8.6 in excess of, in the case of a purported Transfer in which the Prohibited Owner gave value for Equity Shares and which Transfer resulted in the transfer of the shares to the Trust, the price per share, if any, such Prohibited Owner paid for the Equity Shares and, in the case of a Non-Transfer Event or Transfer in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or Transfer, as the case may be, resulted in the transfer of shares to the Trust, the price per share equal to the Market Price on the date of such Non-Transfer Event or Transfer. Any remaining amount in such trust shall be distributed to the Beneficiary.

     (d) The Trustee shall be entitled to vote all Shares-in-Trust. Any vote by a Prohibited Owner as a holder of Equity Shares prior to the discovery by the Trust that the Equity Shares are Shares-in-Trust shall, so far as is practicable under applicable law, be rescinded and shall be void ab initio with respect to such Shares-in-Trust and the Prohibited Owner shall be deemed to have given, as of the close of business on the business day prior to the date of the Transfer or Non-Transfer Event that results in the transfer to the Trust of Equity Shares pursuant to this Section 8.6, an irrevocable proxy to the Trustee to vote the Shares-in-Trust in the manner in which the Trustee, in its sole and absolute discretion, considers advisable.

     (e) Designation of Permitted Transferee. The Trustee shall have the exclusive and absolute right to designate a Permitted Transferee of any Shares-in-Trust. In an orderly fashion so as not to materially adversely affect the Market Price of the Shares-in-Trust, the Trustee shall designate a Person as Permitted Transferee, so long as (i) the Permitted Transferee so designated purchases for valuable consideration (whether in a public or private sale) the Shares-in-Trust and (ii) the Permitted Transferee so designated can acquire such Shares-in-Trust without such acquisition resulting in a transfer to a trust and the redesignation of such Equity Shares as Shares-in-Trust Upon the designation by the Trustee of a Permitted Transferee, the Trustee shall (i) cause to be transferred to the Permitted Transferee that number of Shares-in-Trust acquired by the Permitted Transferee, (ii) cause to be recorded on the books of the Trust that the Permitted Transferee is the holder of record of such number of Equity

Shares, (iii) cause the to be canceled, and (iv) distribute to the Beneficiary any and all amounts held by the Trustee with respect to the Shares-in-Trust after making any payment to the Prohibited Owner required under Sections 8.6(c) and 8.6(f).


     (f) Compensation to Record Holder of Equity Shares That Become Shares-in-Trust. Any Prohibited Owner shall be entitled (following designation of Equity Shares proposed or purported to be held by that Prohibited Owner as Shares-in-Trust and subsequent designation of a Permitted Transferee or the Trustee's acceptance of an offer to purchase such shares) to receive from the Trustee following the sale or other disposition of such Shares-in-Trust the lesser of (i) in the case of (a) a purported Transfer in which the Prohibited Owner gave value for Equity Shares and which Transfer resulted in the transfer of the shares to the Trust, the price per share, if any, such Prohibited Owner paid for the Equity Shares, or (b) a Non-Transfer Event or Transfer in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or Transfer, as the case may be, resulted in the transfer of shares to the Trust, the price per share equal to the Market Price on the date of such Non-Transfer Event or Transfer, and (ii) the price per share received by the Trustee from the sale or other disposition of such Shares-in Trust. Any amounts received by the Trustee in respect of such Shares-in-Trust and in excess of such amounts to be paid to the Prohibited Owner shall be distributed to the Beneficiary. Each Beneficiary and Prohibited Owner waive any and all claims that they may have against the Trustee and the Trust arising out of the disposition of Shares-in-Trust, except for claims arising out of the gross negligence or willful misconduct of, or any failure to make payments in accordance with this Section 8.6, by such Trustee or the Trust.

     (g) Purchase Right in Shares-in-Trust. Shares-in-Trust shall be considered to have been offered for sale to the Trust, or its designee, on the date of the event that created such Shares-in-Trust status at a price per share equal to the lesser of (i) the price per share in the event that created such Shares-in-Trust status (or, in the case of a devise, gift or Non-Transfer Event, the Market Price at the time of such devise, gift or Non-Transfer Event) and (ii) the Market Price on the date the Trust, or its designee, accepts such offer. The Trust shall have the right to accept such offer for a period of ninety days after the later of (i) the date of the event which created such Shares-in-Trust status and (ii) the date the Trust determines in good faith that an event occurred that created such Shares-in-Trust status, if the Trust does not receive a notice of such event.

     8.7 Remedies Not Limited.


     Nothing contained in this Section 8.7 shall limit the authority of the Trust to take such other action as it deems necessary or advisable to protect the Trust and the interests of its shareholders by preservation of the Trust's status as a REIT and to ensure compliance with the Ownership Limit.


     8.8 Ambiguity.


     In the case of any ambiguity in the application of any provision of Sections 8.5 to 8.7, including any definition contained herein, the Board of Trustees shall have the power to determine the application of that provision.


     8.9 Legend.

     Each certificate for Equity Shares shall bear the following legend:

          "The [Common Shares or Preferred Shares] represented by this certificate are subject to restrictions on transfer for the purpose of the Trust's maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code"). No Person may
     (i) Beneficially Own or Constructively Own Common Shares in excess of 4.9% of the number of outstanding Common Shares, (ii) Beneficially Own or Constructively Own shares of any class or series of Preferred Shares in excess of 9% of the number of outstanding shares of that class or series of Preferred Shares, (iii) beneficially own Equity Shares that would result in the Equity Shares being beneficially owned by fewer than 100 Persons (determined without reference to any rules of attribution), (iv) Beneficially Own Equity Shares that would result in the Trust being "closely held" under Section 856(h) of the Code, or (v) Constructively Own Equity Shares that would cause the Trust to Constructively Own 10% or more of the ownership interests in a tenant of the Trust's or of a Subsidiary's real property, within the meaning of
     Section 856(d)(2)(B) of the Code. Each holder of Equity Shares is required to furnish the Trust such information as the Trust may request pursuant to
     Section 6 of the Trust's Second Amended and Restated Declaration of Trust. Any Person who attempts to Beneficially Own or Constructively Own Equity Shares in excess of the above limitations must immediately notify the Trust in writing. If those restrictions are violated, the Equity Shares represented hereby in excess of those limitations will be transferred automatically by operation of the Trust's Second Amended and Restated Declaration of Trust to a Trust and will be designated Shares-in-Trust. All capitalized terms in this legend have the meanings defined in the Trust's Second Amended and Restated Declaration of Trust, as they may be amended from time to time, a copy of which, including the restrictions on transfer, will be sent without charge to each shareholder who so requests."

     8.10 Severability.

     Each provision of Sections 8.5 to 8.9 shall be several, and an adverse determination as to any such provision shall in no way affect the validity of any other provision.

                                   ARTICLE IX

                                  SHAREHOLDERS

     9.1 Meetings of Shareholders.

     (a) Annual meetings of the Shareholders shall be held at such place within or without the State of Ohio on such day and at such time as the Trustee shall designate. The business transacted at such meeting shall include the election of Trustees and may include the transaction of such other business as Shareholders may be entitled to vote upon as hereinafter provided in this Article IX, or as the Trustees may determine. The presence in person or by proxy of the holders of a majority of outstanding Shares representing a majority of the voting power of all outstanding Shares entitled to vote thereat shall constitute a quorum at any annual or special meeting.

     (b) Special meetings of the Shareholders may be called at any time by a majority of the Trustees and shall be called by any Trustee upon written request of Shareholders holding outstanding Shares representing in the aggregate not less than 20% of the voting power of all outstanding Shares entitled to vote thereat, such request specifying the purpose or purposes for which such meeting is to be called. Any such meeting shall be held at such place within or without the State of Ohio on such day and at such time as the Trustees shall designate.

     9.2 Notice of Meetings. Notice of all meetings of the Shareholders, stating the time, place and purposes of the meeting, shall be given by the Trustees by mail to each Shareholder entitled to vote thereat at his registered address, mailed at least 10 days and not more than 60 days before the meeting. Only the business stated in the notice of the meeting shall be considered at such meeting. Any adjourned meeting may be held adjourned without further notice.

     9.3 Voting Rights of Shareholders. Except as otherwise provided in a resolution adopted pursuant to Section 6.2, the Shareholders shall be entitled lo vote only upon the following matters: (a) election of Trustees as provided in Sections 10.2 or Section 10.4 hereof; (b) termination of the agreement with the Adviser as provided in Section 3.2 hereof; (c) amendment of this Declaration of Trust or termination of this Trust as provided in Section 13.2 hereof. Except in respect of the foregoing matters specified in this Section 9.3, no action taken by the Shareholders at any meeting shall in any way bind the Trustees. Prior to the first issuance of additional Shares in accordance with the procedure set forth in Section 6.2, each Share shall be entitled to one vote. Upon the reclassification of Shares pursuant to Section 6.2(a) or Section 6.2(b), each Share issued pursuant to Section 6.1 (and thereafter reclassified and designated as a Class A Common Share or Common Share, as the case may be), shall be entitled to one vote, and each additional Share issued pursuant to Section 6.2 will be entitled to such voting rights as shall have been specified by the resolutions authorizing the class or series of such additional Share pursuant to
Section 6.2.

     9.4 Record Date for Meetings. For the purpose of determining the Shareholders who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to participate in any dividend or distribution, or for the purpose of any other action, the Trustees may from time to time close the transfer books for such period, not exceeding 30 days, as the Trustees may determine; or without closing the transfer books the Trustee may fix a date not more than 60 days prior to the date of any meeting of Shareholders or dividend payment or other action as a record date for the determination of Shareholders entitled to vote at such meeting or any adjournment thereof or to receive such dividend or to be treated as Shareholders of record for purposes of such other action, and any Shareholder who was a Shareholder at the time so fixed shall be entitled to vote at such meeting or any adjournment thereof or to receive such dividend, even though he has since that date disposed of his Shares, and no Shareholder becoming such after that date shall be so entitled to vote at such meeting or any adjournment thereof or to receive such dividend or to be treated as Shareholders of record for purposes of such other action.

     9.5 Proxies, etc. At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers of the Trust. Neither fractional Shares nor scrip fractional Shares shall be entitled to any vote. When any Share entitled to vote is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards the charge or management of such Share, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

     9.6 Reports. The Trustees shall cause to be prepared at least annually a report on operations containing a balance sheet and statement of income and undistributed income of the Trust prepared in conformity with generally accepted accounting, principles and an opinion of an independent certified public accountant or independent public accountant on the financial statements based on an examination of the books and records of the Trust, and made in accordance with generally accepted auditing standards. A signed copy of such report and opinion shall be filed with the Trustees within 90 days after the close of the period covered thereby, and with any state securities or "Blue Sky" administrator or other similar authority who requests that such report be filed. Copies of such reports shall be mailed to all Shareholders of record within 120 days of the period covered by the report, and in any event within a reasonable period preceding the annual meeting of Shareholders. The Trustees shall, in addition, furnish to the Shareholders, promptly after the end of each of the first three quarterly periods of every fiscal year, an interim report containing an unaudited balance sheet of the Trust as at the end of such quarterly period and a statement of income and surplus for the period from the beginning of the current fiscal year to the end of such quarterly period. The Trustees shall also file with any state securities or "Blue Sky" administrator, or other similar authority who requests it, a copy of said interim report.

     9.7 Inspection of Records. The records of the Trust shall be open to inspection by Shareholders to the same extent as is permitted shareholders of an Ohio business corporation. Any federal or state securities or "Blue Sky" administrator or other similar authority shall have the right, at reasonable times during business hours and for purposes, to inspect the books of account of the Trust and the records of the meetings of the Shareholders and Trustees.

     9.8 Shareholder Action by Written Consent. Any action taken by Shareholders may be taken without a meeting if a majority of Shareholders holding outstanding Shares representing a majority of the voting power of all outstanding Shares entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of this Declaration of Trust) consent to the action in writing and the written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

                                   ARTICLE X

                                    TRUSTEES

     10.1 Number and Qualification. The number of Trustees shall be fixed from time to time by written instrument signed by a majority of the Trustees then in office, provided, however, that the number of Trustees shall in no event be less than five. Any vacancy created by an increase in Trustees may be filled by the appointment of an individual having the qualifications described in this Section
10.1 made by a written instrument signed by a majority of the Trustees then in office. Any such appointment shall not become effective, however, until the individual named in the written instrument of appointment shall have accepted in writing such appointment and agreed in writing to be bound by the terms of this Declaration of Trust. No reduction in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in Section 10.4 hereof, the Trustees or Trustee containing in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration of Trust. A Trustee shall be an individual at least 21 years of age who is not under legal disability. The Trustees, in their capacity as Trustees, shall not be required to devote their entire time to the business and affairs of the Trust.


     10.2 Terms and Election. Each Trustee named herein, or elected or appointed as provided in Section 10.1 or 10.4 hereof prior to the first annual meeting of Shareholders, shall (except in the event of resignations or removals or vacancies pursuant to Section 10.3 or 10.4 hereof) hold office until his successor has been elected at such meeting and has qualified to serve as Trustee. The Trustees shall be divided into three classes, to be denominated the "Class A Trustees", the "Class B Trustees" and the "Class C Trustees", with the number of Trustees of each such class being as equal as possible, with each Trustee to be nominated and elected for a term ending on the date of the third annual meeting of shareholders following the annual meeting at which such Trustee was elected; provided, however, that upon the ratification of this Second Amended and Restated Declaration of Trust by the shareholders of the Trust, the Trustees shall by resolution designate the Trustees to serve initially as Class A Trustees, Class B Trustees and Class C Trustees. The initial Class A Trustees shall serve for a term expiring at the Annual Meeting to be held in 1999, the initial Class B Trustees shall serve for a term expiring at the Annual Meeting to be held in 2000, and the initial Class C Trustees shall serve for a term expiring at the Annual Meeting to be held in 2001. Trustees may succeed themselves in office. Except as otherwise provided in a resolution adopted pursuant to Section 6.2, election of Trustees at an annual meeting shall be by the affirmative vote of the holders of outstanding Shares representing at least a majority of the voting power of all outstanding Shares entitled to vote present in person or by proxy at such meeting. The election of any Trustee (other than an individual who was serving as a Trustee immediately prior to such election) pursuant to this Section 10.2 shall not become effective unless and until such person shall have in writing accepted his election and agreed to be bound by the terms of this Declaration of Trust may but need not own Shares.


     10.3 Resignation and Removal. Any Trustee may resign his trust (without need for prior or subsequent accounting) by an instrument in writing signed by him and delivered or mailed to the Chairman, the President, if any, or the Secretary (referred to in Section 10.6 hereof) and such resignation shall be effective upon such delivery, or at a later date according to the terms of the notice. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than the number required by
Section 10.1 hereof) with cause, by the action of two-thirds of the remaining Trustees. Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

     10.4 Vacancies. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, bankruptcy, adjudicated incompetence or other incapacity to exercise the duties of the office, or removal a Trustee. No such vacancy shall operate to annul this Declaration of Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust, and title to any Trust Property held in the name of any Trustee alone, jointly with one or more of the other trustees or otherwise, shall, in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to exercise the duties of the office of such Trustee, vest in the continuing or surviving Trustees without necessity of any further act or conveyance. In the case of an existing vacancy (other than by reason of increase in the number of Trustees) the holders of at least a majority of the Shares entitled to vote, acting at any meeting of Shareholders called for the purpose, or a majority of the Trustees continuing in office acting by written instrument or instruments, may fill such vacancy, and any Trustee so elected by the Trustees shall hold office until the next annual meeting of Shareholders. Upon the effectiveness of any such appointment as provided in this Section, the Trust Property shall vest in such new Trustee jointly with the continuing or surviving Trustees without the necessity of any further act or conveyance; provided, however, that no such election or appointment as provided in this Section 10.4 shall become effective unless or until the new Trustee shall have accepted in writing his appointment and agreed to be bound by the terms of this Declaration of Trust. Until any vacancies are filled, the remaining Trustee or Trustees (even though less than five) may exercise the powers of the Trustees hereunder.

     10.5 Meetings. Meetings of the Trustees shall be held from time to time upon the call of the Chairman, the President, if any, the Secretary, or any two Trustees. Regular meetings of the Trustees may be held without call or notice at a time and place fixed by the by-laws or by resolution of the Trustees. Notice of any other meeting shall be mailed or otherwise given not less than 24 hours before the meeting but may be waived in writing by any Trustee either before or after such meeting. The attendance of a Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Trustee attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been lawfully called or convened. The Trustees may act with or without a meeting. A quorum for all meetings of the Trustees shall be a majority of the Trustees then in office. Subject to Section 2.17 hereof and unless specifically provided otherwise in this Declaration of Trust, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees. Any agreement, deed, mortgage, lease or other instrument or writing executed by one or more of the Trustees or by any authorized Person shall be valid and binding upon the Trustees and upon the Trust when authorized or ratified by action of the Trustees as provided in this Declaration of Trust

     Any Investment Committee may act with or without a meeting. A quorum for all meetings of any such Committee shall be a majority of members thereof in office. Unless specifically provided otherwise in this Declaration of Trust, any action of any Investment Committee may be taken at a meeting by vote of a majority of the members present (a quorum being present) or without a meeting by written consents of a majority of the members.

     In respect of actions of the Trustees and any Investment Committee, Trustees who are affiliated within the meaning of Section 2.17 hereof or otherwise interested in any action to be taken may be counted for quorum purposes under this Section 10.5 and shall be entitled to vote.

     All or any one or more Trustees may participate in a meeting of the Trustees or any committee there of by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and participation in a meeting pursuant to such communications shall constitute presence in person at such meeting. The minutes of any meeting of Trustees held by telephone shall be prepared in the same manner as a meeting of Trustees held in person.

     10.6 Officers. The Trustees shall annually elect a Chairman who shall be the principal officer of the Trust. The Trustees may elect or appoint, from among their number or otherwise, or may authorize the Chairman to appoint, one or more Vice-Chairmen, a President, one or more Vice-Presidents, a Treasurer, Secretary, Comptroller, one or more Assistant Secretaries and Assistant Treasurers and such other officers or agents, who shall have such powers, duties and responsibilities as the Trustees may deem to be advisable. Two or more offices may be held by the same person.

     10.7 By-Laws. The Trustees may adopt, and from time to time amend or repeal, By-Laws for the conduct of the business of the Trust, and in such By-Laws may define the duties of their officers, agents, employees and representatives.

                                   ARTICLE XI

                         DISTRIBUTIONS TO SHAREHOLDERS

     11.1 General. Subject to the provisions of Section 6.2, (i) the Trustees may from time to time declare and pay to the Shareholders, in proportion to their respective ownership of Shares, out of the earnings, profits or surplus (including paid-in capital), capital or assets in the hands of the Trustees, such dividends or other distributions as they see fit; and (ii) the declaration and payment of such dividends or other distributions and the determination of earnings, profits, surplus (including paid-in capital) and capital available for dividends and other purposes shall lie wholly in the discretion of the Trustees and no Shareholder shall be entitled to receive or be paid any dividends or to receive any distribution except as determined by the Trustees in the exercise of said discretion of the Trustees and no Shareholder shall be entitled to receive or be paid any dividends or to receive any distribution except as determined by the Trustees in the exercise of said discretion. The Trustees shall endeavor from time to time to declare and pay such dividends and distributions as shall be necessary for the Trust to qualify as a real estate investment trust under the REIT Provisions of the Internal Revenue Code. The Trustees may, in addition, from time to time in their discretion, declare and pay as dividends or other distributions such additional amounts, whether or not out of earnings, profits and surplus available therefor, sufficient to enable the Trust to avoid or reduce its liability for Federal income taxes, inasmuch as the computations of net income and gains for Federal income tax purposes may vary from the computations thereof on the books of the Trust. Subject to the provisions of
Section 6.2, any or all such dividends or other distributions may be made, in whole or in part, in cash, property, or other assets of the Trust, or in senior or subordinated, secured or unsecured, evidences of indebtedness of the Trust, as the Trustees may in their sole discretion from time to time determine. The Trustees may also distribute to the Shareholders, in proportion to their respective ownership of Shares, additional Shares in such manner and on such terms as they may deem proper.

     11.2 Retained Earnings. The Trustees, except as provided in Section 11.1 hereof, may also distribute to the Shareholders, in proportion to their respective ownership of Shares, additional Shares in such manner and on such terms as they may deem proper.

     11.3 Source of Distributions. Any distributions to Shareholders shall be accompanied by a statement in writing advising the Shareholders of the source of the funds so distributed so that distributions of ordinary income, return of capital, and capital gains income will be clearly distinguished, or, if the source of funds so distributed has not been determined, the communication shall so state, in which event the statement of the source of funds shall be forwarded to Shareholders promptly after the close of the fiscal year in which the distribution was made.

                                  ARTICLE XII

                       RECORDING OF DECLARATION OF TRUST

     12.1 Amendment or Termination. The provisions of this Declaration of Trust may be amended or altered (except as to the limitations of personal liability of the Shareholders and Trustees and the prohibition of assessments upon Shareholders), or the Trust may be terminated at any meeting of Shareholders called for the purpose, by the affirmative vote of the holders of outstanding Shares representing not less than two-thirds of the voting power of the Shares then outstanding and entitled to vote, or by an instrument or instruments in writing, without a meeting, signed by a majority of the Trustees and the holders of outstanding Shares representing not less than two-thirds of the voting power of such Shares then outstanding and entitled to vote; provided, however, that, the Trustees may, from time to time by a two-thirds vote of the Trustees, amend or alter the provisions of this Declaration of Trust, without the vote or assent of the Shareholders, to the extent deemed by the Trustees in good faith to be necessary to meet the requirements for qualification as a real estate investment trust under the REIT Provisions of the Internal Revenue Code or any interpretation thereof by a court or other governmental agency of competent jurisdiction. Notwithstanding the foregoing, (i) no amendment may be made pursuant to this Section 13.1 which would change any rights in respect of any outstanding Shares of the Trust by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or written consent of the holders of outstanding Shares representing two-thirds of the voting power of the outstanding Shares entitled to vote thereon, and (ii) no amendment or action may be made pursuant to this Section 13.1 which would change the powers, preferences or rights expressly applicable to any class or series of Shares so as to affect them adversely, except with the vote or written consent of holders of outstanding Shares representing two-thirds of the voting power of the outstanding Shares of such class or series. Upon the termination of the Trust pursuant to this Section 13.1:

          (a) The Trust shall carry on no business except for the purpose of winding up its affairs.

          (b) The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all of the Trust Property shall require approval of the principal terms of the transactions and the nature and amount of the consideration by affirmative vote of the holders of outstanding Shares representing not less than a majority of the voting power of all outstanding Shares entitled to vote.

          (c) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property, in cash or in kind or partly each, among the Shareholders [according to their respective rights] ratably in accordance with the respective rights, restrictions and preferences of their Shares.

     Upon termination of the Trust and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the right, title and interest of all Shareholders shall cease and be cancelled and discharged.

     12.2 Power to Effect Reorganization. The Trustees, after receiving an affirmative vote of the holders of outstanding Shares representing not less than a majority of the voting power of Shares then outstanding and entitled to vote at any meeting of Shareholders, the notice for which included a statement of such proposed action, may select or direct the organization of a corporation, association, trust or other organization with which the Trust may merge, or which shall take over the Trust Property and carry on the affairs of the Trust. The Trustees may effect such merger or may sell, convey and transfer the Trust Property to any such corporation, association, trust or organization in exchange for shares or securities thereof, or beneficial therein with the assumption by such transferee of the liabilities of the Trust; and thereupon the Trustees shall terminate the Trust and deliver such shares, securities or beneficial interest ratably among the Shareholders of this Trust in redemption of their Shares in accordance with respective rights, restrictions and preferences of their Shares.

                                  ARTICLE XIII

                                 MISCELLANEOUS

     13.1 Governing Law. This Declaration of Trust is executed by the Trustees and delivered in the State of Ohio and with reference to the laws thereof, and the rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of said State.

     13.2 Counterparts. This Declaration of Trust may be simultaneously executed in several counterparts, each of which so executed shall be deemed to be an original, and such counterparts, together, shall constitute but one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

     13.3 Reliance by Third Parties. Any certificates executed by an individual who, according to the records of the Trust, or of any recording office in which this Declaration may be recorded, appears to be a Trustee hereunder, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execration of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration of Trust, (e) the form of any By-law adopted by or the identity of any officers elected by the Trustees, or
(f) the existence of any fact or facts which in any manner relate to the affairs of the Trust shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trustees or any of them and the successors of such person.

     13.4 Provisions in Conflict With Law or Regulations. (a) The provisions of this Declaration of Trust are severable, and if the Trustees shall determine, with the advice of counsel, that any one or more of such provisions (the "Conflicting Provisions") are in conflict with the REIT Provisions of the Internal Revenue Code or with other applicable federal or state laws and regulations, the Conflicting Provisions shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination by the Trustees shall no affect or impair any of the remaining revisions of this Declaration of Trust or render invalid or improper any action taken or omitted (including by not limited to the election of Trustees) prior to such determination.

     (b) If any provisions of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

     13.5 Section Headings. The section headings and Table of Contents have been inserted for convenience and are not a part of this Declaration of Trust.

                                  ARTICLE XIV

                               DURATION OF TRUST

     14.1 Duration. Subject to possible termination in accordance with the provisions of Article XIII hereof, the Trust created hereby shall continue perpetually, except that if under the laws of any jurisdiction in which the Trust hereafter acquires any property, such perpetual duration is not permitted, the Trust shall terminate on the expiration of 20 years after the death of the last survivor of the initial Trustees named herein and the following named persons (provided, however, that as to Trust Property located in any jurisdiction in which such duration is not permitted, the Trust created hereby shall terminate on the latest date permitted by the law of such jurisdiction, using the initial Trustees and the following named persons as measuring lives if so permitted):

    Michael G. Berick                            Randolph D. Lerner
    14518 Shaker Boulevard                       18020 South Woodland
    Shaker Heights, Ohio                         Shaker Heights, Ohio
    Born: January 1, 1960                        Born: February 21, 1962

    Daniel G. Berick                             Marc B. Insul
    14518 Shaker Boulevard                       21810 Halburton
    Shaker Heights, Ohio                         Beachwood, Ohio
    Born: June 25, 1962                          Born: July 4, 1968

    Robert G. Berick                             Linda S. Pearlman
    14518 Shaker Boulevard                       22659 Fairmont Boulevard
    Shaker Heights, Ohio                         Shaker Heights, Ohio
    Born: September 19, 1966                     Born: August 9, 1966

    Joshua J. G. Berick                          Caren E. Pearlman
    14518 Shaker Boulevard                       22659 Fairmont Boulevard
    Shaker Heights, Ohio                         Shaker Heights, Ohio
    Born: November 20, 1969                      Born: April 18, 1969

    Nancy F. Lerner                              Maria T. Gillombardo
    18020 South Woodland                         3906 Tyndall Road
    Shaker Heights, Ohio                         University Heights, Ohio
    Born: May 11, 1960                           Born: April 27, 1969

    Gina M. Gillombardo                          Benjamin D. Zelman
    3906 Tyndall Road                            2710 Fairmont Boulevard
    University Heights, Ohio                     Cleveland, Ohio
    Born: October 19, 1970                       Born: March 9, 1964

     IN WITNESS WHEREOF, the undersigned have executed these presents on the day and year first above written.

Signed and acknowledged
in the presence of:


------------------------------------------        ------------------------------------------
------------------------------------------        James F. Wirth

------------------------------------------        ------------------------------------------
------------------------------------------        Marc E. Berg

------------------------------------------        ------------------------------------------
------------------------------------------        Mark J. Nasca

------------------------------------------        ------------------------------------------
------------------------------------------        Gregory D. Bruhn

------------------------------------------        ------------------------------------------
------------------------------------------        Lee J. Flory

------------------------------------------        ------------------------------------------
------------------------------------------        Edward G. Hill

                                    ANNEX G

                              REALTY REFUND TRUST
                      1997 STOCK INCENTIVE AND OPTION PLAN

                                    PREAMBLE

     The purpose of this Plan is to reward performance and to build each Participant's equity interest in the stock of Realty ReFund Trust by providing long term incentives and rewards to directors and officers and other key employees of the Company and its subsidiaries who contribute to its continuing success by their innovation, ability, industry, loyalty and exceptional service.

                                   SECTION I

                                  DEFINITIONS

BENEFICIARY

     1.01 "Beneficiary" means a person or entity (including a trust or estate), designated in writing by a Holder on such forms and in accordance with such terms and conditions as the Committee may prescribe, to whom the Holder's Stock Incentives and related rights and privileges under the Plan shall pass in the event of the death of the Holder.

BOARD OR BOARD OF TRUSTEES

     1.02 "Board" or "Board of Trustees" means the Board of Trustees of Realty ReFund Trust, as constituted from time to time.

CHANGE IN CONTROL

     1.03 "Change in Control" means the occurrence of any of the following events:

          (i) The Company is merged, consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than two-thirds of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of the combined voting power of the then-outstanding securities entitled to vote generally in the election of Trustees ("Voting Stock") of the Company immediately prior to such transaction;

          (ii) The Company sells or otherwise transfers all or substantially all of its assets to another corporation or other legal entity, and as a result of such sale or transfer less than two-thirds of the combined voting power of the then-outstanding securities of such corporation or entity immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer;

          (iii) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange
     Act) of securities representing 15% or more of the Voting Stock of the Company;

          (iv) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a Change in Control of the Company has occurred or will occur in the future pursuant to any then-existing contract or transaction; or

          (v) If, during any period of two consecutive years, individuals who at the beginning of any such period constitute the Trustees of the Company cease for any reason to constitute at least a majority thereof; provided, however, that for purposes of this clause (v) each Director who is first elected, or first nominated for election by the holders of the Voting Stock, by a vote of at least two-thirds of the Trustees of the Company (or a committee thereof) then still in office who were Trustees of the Company at the beginning of any such period will be deemed to have been a Director of the Company at the beginning of such period.

          Notwithstanding the foregoing provisions of Sections 1.03(iii) or 1.03(iv), unless otherwise determined in a specific case by majority vote of the Board, a Change in Control shall not be deemed to have occurred for purposes of Sections 1.03(iii) or 1.03(iv) solely because (1) the Company,
     (2) a Subsidiary, or (3) any employee stock ownership plan or any other employee benefit plan of the Company or any Subsidiary either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act disclosing beneficial ownership by it of shares of Voting Stock, whether in excess of 15% or otherwise, or because the Company reports that a change in control of the Company has occurred or will occur in the future by reason of such beneficial ownership.

CODE

     1.04 "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time. References to a particular Section of the Code shall include references to any related Treasury Regulations and to successor Sections of the Code.

COMMITTEE

     1.05 "Committee" means the Compensation and Management Development Committee of the Board of Trustees or such other committee or subcommittee designated by the Board of Trustees to administer the Plan.

COMMON SHARES

     1.06 "Common Shares" means common shares of beneficial interest of the Company, par value $1.00 per share.

COMPANY

     1.07 "Company" means Realty ReFund Trust, an unincorporated Ohio business trust, its successors and assigns.

DIRECTOR

     1.08 "Director" means a director of the Company.

EMPLOYEE

     1.09 "Employee" means a key employee of the Company or a Subsidiary, regularly employed on a full-time basis, including an officer or Director if he is such an employee.

EXCHANGE ACT

     1.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

FAIR MARKET VALUE

     1.11 "Fair Market Value" on a particular date means the mean between the high and low sales price of a Common Share on the New York Stock Exchange on such date as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock

Exchange. If there were no sales on such date reported as provided above, the respective prices on the most recent prior day on which a sale was so reported.

     In the case of an Incentive Stock Option, if the foregoing method of determining fair market value should be inconsistent with Section 422 of the Code, "Fair Market Value" shall be determined by the Committee in a manner consistent with such Section of the Code and shall mean the value as so determined.

HOLDER

     1.12 "Holder" means the Participant or eligible transferee (as such eligibility may be determined from time to time by the Committee) who holds a Stock Incentive.

INCENTIVE STOCK OPTION

     1.13 "Incentive Stock Option" means an Option intended to meet the requirements of Section 422 of the Code.

NON-STATUTORY STOCK OPTION

     1.14 "Non-Statutory Stock Option" means an Option which is not intended to be an Incentive Stock Option.

OPTION

     1.15 "Option" means an option granted under this Plan to purchase Common Shares. Options may be Incentive Stock Options or Non-Statutory Stock Options.

PARTICIPANT

     1.16 "Participant" means a Director, officer or other Employee selected by the Committee to participate in this Plan.

PERFORMANCE AWARD

     1.17 "Performance Award" means an award of Performance Shares to a Participant, which is contingent upon the attainment of performance objectives determined in the discretion of the Committee as more fully set forth in Section VI hereof.

PERFORMANCE GOALS

     1.18 "Performance Goals" shall have the meaning ascribed to it at Section 6.02.

PLAN

     1.19 "Plan" means the Realty ReFund Trust Amended and Restated 1989 Stock Incentive and Option Plan set forth in these pages, as amended from time to time.

RESTRICTED STOCK AWARD

     1.20 "Restricted Stock Award" means an award of Common Shares to a Participant with restrictions as to disposition and subject to a risk of forfeiture until certain conditions have been met.

SEC RULE 16b-3

     1.21 "SEC Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Exchange Act, as such rule or any successor rule may be in effect with respect to Section 16 Persons from time to time.

SECTION 16 PERSON

     1.22 "Section 16 Person" means a person subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

STOCK APPRECIATION RIGHT

     1.23 "Stock Appreciation Right" means a right granted under Section VIII below.

STOCK INCENTIVE

     1.24 "Stock Incentive" means a Performance Award, Restricted Stock Award, Option or Stock Appreciation Right.

SUBSIDIARY

     1.25 "Subsidiary" means a corporation or other form of business association of which shares (or other ownership interests) having more than 50% of the voting power are owned or controlled, directly or indirectly, by the Company; provided, however, that in the case of an Incentive Stock Option, the term "Subsidiary" shall mean a Subsidiary (as defined by the preceding clause) which is also a "subsidiary corporation" as defined in Section 424(f) of the Code.

                                   SECTION II

                              PLAN ADMINISTRATION

ADMINISTRATOR

     2.01 The Plan shall be administered by the Committee, which shall consist of three or more Trustees appointed from time to time by the Board. Unless the Board determines otherwise, the Committee shall be comprised solely of "outside Trustees" within the meaning of Section 162(m) of the Code. In addition, the Committee will be constituted in a manner that satisfies the "non-employee" director standard in SEC Rule 16b-3. Notwithstanding the requirements contained in the two immediately preceding sentences, the Board may, in its discretion, delegate to a committee or subcommittee of the Board that does not meet the foregoing requirements any or all of the authority and responsibility of the Committee with respect to awards of Stock Incentives to employees who are not
Section 16 Persons or "covered employees" for purposes of Section 162(m) of the Code at the time any such delegated authority or responsibility is exercised. Such other committee or subcommittee may consist of three or more Trustees who may, but need not, be officers or employees of the Company or of any of its Subsidiaries. To the extent that the Board has delegated to such other committee or subcommittee the authority and responsibility of the Committee pursuant to the foregoing, all references to the Committee in the Plan shall be to such other committee or subcommittee.

ADMINISTRATIVE POWERS

     2.02 The Committee shall have full power to interpret and administer the Plan and full authority to act in selecting the Participants to whom Stock Incentives will be granted, in determining the type and amount of Stock Incentives to be granted to each such Participant, the terms and conditions of Stock Incentives granted under the Plan, including any applicable Performance Goals, and the terms of agreements which will be entered into with Participants. The Committee shall have the power to make regulations for carrying out the Plan and to make changes in such regulations as it from time to time deems proper. Any interpretation by the Committee of the terms and provisions of the Plan and any instrument issued thereunder and its administration thereof, and all action taken by the Committee, shall be final, binding and conclusive on the Company, its shareholders, Subsidiaries, affiliates, all Holders, their respective legal representatives, successors and assigns and upon all other persons claiming under or through any of them.

LIMITATION ON LIABILITY

     2.03 Members of the Board of Trustees and members of the Committee acting under the Plan shall be fully protected in relying in good faith upon information supplied by the management of the Company and the advice of counsel and shall incur no liability except for acts or omissions undertaken with deliberate intent to cause injury or undertaken with reckless disregard.

                                  SECTION III

                                  PLAN SHARES

SHARES SUBJECT TO THE PLAN; MAXIMUM NUMBER -- AGGREGATE


     3.01 Subject to adjustments as provided in Section X and the provisions of Sections 3.03 and 8.07 hereof, the total number of Common Shares as to which Stock Incentives may be granted under the Plan in each calendar year during any part of which the Plan is effective shall be one percent (1%) of the total outstanding Common Shares as of the first day of such year; provided that the maximum number of Common Shares that may be issued or transferred in respect of Incentive Stock Options granted under this Plan shall be 1,000,000 Common Shares. In addition, any shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for grants under the Plan. Any shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares, or shares to be purchased, as the Committee may from time to time determine.


SHARES SUBJECT TO THE PLAN; MAXIMUM NUMBER -- PER PARTICIPANT

     3.02 Subject to Sections 3.03, 8.07 and 10.01 hereof, the maximum number of Stock Incentives that may be granted to each Participant in each calendar year during any part of which the Plan is in effect shall be as follows:


          (a) With respect to Common Shares subject to Options, 500,000 Common Shares;



          (b) With respect to Common Shares subject to Stock Appreciation Rights, 500,000 Common Shares;


          (c) With respect to Restricted Stock (not issued in payment of Performance Awards), that number of Common Shares whose value equals the lesser of (i) 500% of such Participant's base salary for such year or (ii) $2,000,000 (based on the Fair Market Value of Common Shares on the date the award is granted, not the date the award vests or is paid);

          (d) With respect to Performance Awards, that number of Common Shares whose value equals the lesser of (i) 500% of such Participant's base salary for such year or (ii) $2,000,000 (based on the Fair Market Value of Common Shares on the date the award is granted, not the date the award is earned or paid).

CHARGING OF SHARES

     3.03 Subject to the provisions of Section 8.07, Common Shares subject to a Stock Incentive that are forfeited, terminated, or canceled without having been exercised (other than Common Shares subject to an Option that is canceled upon the exercise of a related Stock Appreciation Right) will again be available for grant under this Plan, without reducing the number of Common Shares available in any calendar year for grant of Stock Incentives. If a Holder pays all or part of the exercise price associated with a Stock Incentive by the transfer of Common Shares or the surrender (including by attestation) of all or part of a Stock Incentive (including the Stock Incentive being exercised) such Common Shares will also be available for grant under this Plan, without reducing the number of Common Shares available in any calendar year for grant of Stock Incentives.

                                   SECTION IV

                           GRANTS OF STOCK INCENTIVES

TYPE OF AWARDS

     4.01 Subject to the provisions of the Plan, the Committee may at any time, or from time to time, grant Performance Awards, Restricted Stock Awards, Options, or Stock Appreciation Rights, or any combination thereof, to any Participant.

TANDEM AWARDS

     4.02 The Committee may (but need not) grant any Stock Incentive in tandem with another Stock Incentive. Tandem Stock Incentives may be granted as either alternatives or supplements to one another. The terms and conditions of any such Tandem Stock Incentives shall be determined by the Committee subject to the provisions of the Plan.

                                   SECTION V

                            RESTRICTED STOCK AWARDS

RESTRICTED STOCK AGREEMENTS

     5.01 Restricted Stock Awards shall be evidenced by Restricted Stock agreements. Such agreements shall conform to the requirements of the Plan and may contain such other provisions (including provisions for the protection of Restricted Stock Awards in the event of a Change in Control) as the Committee shall deem advisable.

RIGHTS OF PARTICIPANTS

     5.02 Subject to the restrictions on transfer and the risk of forfeiture, and except to the extent the Committee provides otherwise at the time of grant of a Restricted Stock Award, a Participant who has been granted a Restricted Stock Award will thereafter have all the rights of a shareholder, including the right to receive dividends paid on such shares and to vote such shares unless and until any such shares are forfeited. Certificates or other evidence of Restricted Stock Awards will be held by the Company or other designee of the Committee.

DELIVERY OF SHARES

     5.03 The Restricted Stock Award agreement shall specify the duration of the restricted period and the employment conditions under which the Restricted Stock may be forfeited to the Company. If, at the end of the restricted period, the restrictions imposed hereunder lapse as provided in the Restricted Stock Award agreement, a certificate representing the number of Common Shares on which restrictions have lapsed as well as any other form of compensation provided for in the agreement will be delivered to the Participant or his Beneficiary upon compliance by the Participant with any requirements provided for in the agreement. The Committee may, in its sole discretion, modify or accelerate the vesting of shares of Restricted Stock.

FORFEITURE

     5.04 In addition to any specific provisions on forfeiture provided for in any Restricted Stock Award agreement, Restricted Stock Awards will be forfeited if the Participant terminates employment with the Company, a Subsidiary or an affiliate for any reason other than death, disability or retirement, except that the Committee shall have the authority to provide for their continuation in whole or in part whenever in its judgment it shall determine that such continuation is in the best interests of the Company.

NONASSIGNABILITY

     5.05 Restricted Stock Awards may not be pledged, assigned or transferred for any reason during the Participant's lifetime, and any attempt to do so shall be void and the relevant Award shall be forfeited.

CHANGES IN CONTROL

     5.06 In the event of a Change in Control each outstanding Restricted Stock Award will become fully vested in each Participant as of the day before such event occurs. This will result in the lapse of all restrictions on such Restricted Stock Awards.

                                   SECTION VI

                               PERFORMANCE AWARDS

PERFORMANCE AWARD AGREEMENTS

     6.01 Performance Awards shall be evidenced by Performance Award agreements. Such agreements shall conform to the requirements of the Plan and may contain such other provisions (including Performance Goals (as defined below) and provisions for the protection of Performance Awards in the event of a Change in Control) as the Committee shall deem advisable.

AWARD PERIOD AND PERFORMANCE GOALS

     6.02 The Committee shall determine and include in a Performance Award the period of time during which a Performance Award may be earned ("Award Period"). The Committee shall also establish performance objectives ("Performance Goals") to be met by the Company, Subsidiary or affiliate during the Award Period as a condition to payment of, and/or the lapse of any applicable restrictions relating to, the Performance Award. The Performance Goals may include minimum and optimum objectives or a single set of objectives.

     With respect to Performance Awards that are intended to qualify as "performance based" within the meaning of Code Section 162(m)(4)(C), the Committee shall (i) select the Participants for such Performance Awards, (ii) establish in writing the applicable Performance Goals and all related terms no later that 90 days after the commencement of the period of service to which the Performance Goals relate (or such earlier or later date as may be the applicable deadline for compensation payable hereunder to qualify as "performance based" within the meaning of Code Section 162(m)(4)(C)), and (iii) designate the Performance Awards that are to qualify as "performance based" within the meaning of Code Section 162(m)(4)(C).

     The Committee shall establish in writing the Performance Goals for each Award Period which shall be based on any of the following performance criteria, either alone or in any combination, on either a consolidated or business unit or divisional level, and which shall include or exclude discontinued operations and acquisition expenses (e.g., pooling of interests), as the Committee may determine: return on net assets, return on capital employed, economic value added, level of sales, earnings per share, income before income taxes and cumulative effect of accounting changes, net income, return on equity, total shareholder return, market valuation, cash flow and completion of acquisitions. The foregoing criteria shall have any reasonable definitions that the Committee may specify at the time the Performance Goal is established, which may include or exclude any or all of the following items, as the Committee may specify: extraordinary, unusual, or non-recurring items; effects of accounting changes; effects of currency fluctuations; effects of financing activities (e.g., effect on earnings per share of issuing convertible debt securities); expenses for restructuring or productivity initiatives; non-operating items; acquisition expenses (e.g., pooling of interests); and effects of divestitures. Any such performance criterion or combination of such criteria may apply to the Participant's award opportunity in its entirety or to any designated portion or portions of the opportunity, as the Committee may specify.

NO DISCRETION

     6.03 With respect to Performance Awards that are intended to qualify as "performance based" within the meaning of Code Section 162(m)(4)(C), the Committee has no discretion to increase the amount of the award due upon attainment of the applicable Performance Goals. No provision of this Plan shall preclude the Committee from exercising negative discretion with respect to any Performance Award (i.e., to reduce or eliminate the award payable) within the meaning of Treasury Regulation Section 1.162-27(e)(2)(iii)(A).

PERFORMANCE AWARD EARNED

     6.04 The Performance Awards shall be expressed in terms of Common Shares and referred to as "Performance Shares." With respect to each Performance Award, the Committee shall fix the number of allocable Performance Shares. The level of Performance Goals attained will determine the percentage of Performance Shares earned for an Award Period. After completion of the Award Period, the Committee shall certify in writing the extent to which the Performance Goals and other material terms applicable to such award are attained. Unless and until the Committee so certifies, the Performance Award shall not be paid.

FORFEITURE

     6.05 In addition to any specific provisions on forfeiture provided for in any Performance Award agreement, Performance Awards will be forfeited if the Participant terminates employment (other than upon death or disability) with the Company, a Subsidiary or an affiliate prior to the completion of the Award Period; provided that the Committee shall have the authority to provide for a partial or full payment of the Performance Award that would have been payable if the Participant had continued employment for the entire Award Period, which shall be paid at the same time as it would have been paid if no such termination of employment occurred, but only if and to the extent the exercise of such discretion by the Committee does not prevent any Performance Award from qualifying as "performance based" within the meaning of Code Section 162(m)(4)(C).

PERFORMANCE AWARD PAYMENT

     6.06 The Committee, in its discretion, may elect to make the payment of Performance Awards in Restricted Shares, Common Shares, cash or any combination of the foregoing. If the Performance Award is paid in Restricted Shares or Common Shares, the Company shall issue one Restricted Share or Common Share for each Performance Share earned. If the Performance Award is paid in cash, the cash payable shall be equal to the Fair Market Value of the Performance Shares earned as of the last day of the Award Period.

DELAYED PAYMENT

     6.07 To the extent that the Committee, in its sole discretion, determines that the payment of any Performance Award is not deductible by the Company based on Code Section 162(m), the Company shall delay the payment of such Performance Award. The unpaid portion of a Performance Award that is subject to this Section
6.07 shall be paid (in whole or in part), at the discretion of the Committee, when such payment is deductible in accordance with Code Section 162(m). The delayed payment of a Performance Award payable in Common Shares or Restricted Shares shall be equal to the number of Performance Shares earned but unpaid. The delayed payment of a Performance Award payable in cash shall be equal to the Fair Market Value of the earned but unpaid Performance Shares as of the appropriate date selected by the Committee.

RIGHTS OF PARTICIPANTS

     6.08 Subject to the restrictions on transfer and the risk of forfeiture, and except to the extent the Committee provides otherwise at the time of grant of a Performance Award, a Participant who has been granted a Performance Award payable in Common Shares or Restricted Shares will thereafter have all the rights of a shareholder, including the right to receive dividends paid on such shares and to vote such shares unless and until any such shares are forfeited. Certificates or other evidence of Performance Awards will be held by the Company or other designee of the Committee.

NONASSIGNABILITY

     6.09 Performance Awards may not be pledged, assigned or transferred for any reason during the Participant's lifetime, and any attempt to do so shall be void and the relevant Award shall be forfeited.

CHANGE IN CONTROL

     6.10 In the event of a Change in Control each outstanding Performance Award will become fully vested in each Participant as of the day before such event occurs. This will result in the lapse of all restrictions on such Performance Awards, regardless of any unachieved Performance Goal.

                                  SECTION VII

                                    OPTIONS

TERMS AND CONDITIONS OF OPTIONS

     7.01 Except as otherwise provided in Section 12.07, Options shall be subject to the provisions set forth in this Section.

PURCHASE PRICE

     7.02 Subject to the provisions of Section X, the price at which each Common Share may be purchased under an Option shall be not less than 100% of the Fair Market Value of a Common Share on the date the Option is granted (or in the case of any optionee who, at the time an Incentive Stock Option is granted, owns, directly or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporation, not less than 110% of the Fair Market Value of a Common Share on the date the Incentive Stock Option is granted).

PAYMENT OF PURCHASE PRICE

     7.03 The purchase price of shares subject to an Option may be paid in whole or in part (a) in cash, (b) by bank, certified, cashier's or personal check subject to collection, (c) if so provided in the Option and subject to such terms and conditions as the Committee may impose, by delivering to the Company a properly executed exercise notice and instructions to deliver the resulting stock to a stockbroker that are intended to satisfy the provisions of Section 220.3(e)(4) of Regulation T issued by the Board of Governors of the Federal Reserve System as in effect from time to time, and (d) if so provided in the Option and subject to such terms and conditions as are specified in the Option,
(i) in Common Shares (including through an attestation procedure) or other property surrendered to the Company or (ii) by the surrender of all or part of the Option being exercised, or by a combination of the foregoing methods, as and to the extent permitted by the Committee. Property for purposes of this paragraph shall include an obligation of the Company unless prohibited by applicable law. Common Shares thus surrendered shall be valued at their Fair Market Value on the date of exercise. Any such other property thus surrendered shall be valued at its fair market value on any reasonable basis established or approved by the Committee. Any Common Shares surrendered to the Company in payment of an Option's purchase price pursuant to Section 7.03(d) (including by attestation) will again be available for grant under this Plan, without reducing the number of Common Shares available in any calendar year for grant of Stock Incentives.

CONSIDERATION FOR GRANT OF OPTIONS

     7.04 Options may be granted for such lawful consideration, including money or other property, tangible or intangible, or labor or services received or to be received by the Company, as the Committee may determine when the Option is granted. Property for purposes of the preceding sentence shall include an obligation of the Company unless prohibited by applicable law.

     Subject to the foregoing and the other provisions of this Section VII, each Option may be exercisable in full at the time of grant or may become exercisable in one or more installments, and at such time or times, as the Committee may determine. The Committee may at any time accelerate the date on which an Option becomes exercisable, and no additional consideration need be received by the Company in exchange for such acceleration. Unless otherwise provided in the Option, an Option, to the extent it becomes exercisable, may be exercised at any time in whole or in part until the expiration or termination of the Option.

CERTAIN LIMITATIONS ON EXERCISE

     7.05 Unless otherwise determined by the Committee, each Option may be exercised, during the Holder's lifetime, only by the Holder or the Holder's guardian or legal representative, and after death only by the Holder's Beneficiary or, absent a Beneficiary, by his estate or by a person who acquired the right to exercise the Option by will or the laws of descent and distribution. Notwithstanding any other provision of this Plan, (a) no Option shall be exercisable after the tenth anniversary of the date the Option was granted, and (b) no Incentive Stock Option which is granted to any optionee who, at the time such Option is granted, owns stock, directly or indirectly within the meaning of Section 424(d) of the Code, possessing more than 10% of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporation, shall be exercisable after the expiration of five (5) years from the date such Option is granted. The Company may but need not provide for an Option to be exercisable after termination of employment or cessation of service as a Director, as the case may be, until its fixed expiration date (or until an earlier date or specified event occurs).

INCENTIVE STOCK OPTIONS

     7.06 An Option may, but not need, be an Incentive Stock Option. The aggregate Fair Market Value (determined as of the time the Option is granted) of the stock with respect to which Incentive Stock Options may be exercisable for the first time by any Employee during any calendar year (under all plans, including this Plan, of his employer corporation and its parent and subsidiary corporations) shall not exceed $100,000 or such other maximum amount permitted by the Code.

OPTION INSTRUMENTS

     7.07 Each Option shall be evidenced by a written instrument, signed by an officer of the Company duly authorized to do so, which shall contain such terms and conditions, and shall be in such form, as the Committee shall determine, provided the instrument is consistent with this Plan and incorporates it by reference. An Option, if so approved by the Committee, may include terms, conditions, restrictions and limitations in addition to those provided for in this Plan including, without limitation, terms and conditions providing for the transfer or issuance of shares, on exercise of an Option, which may be non-transferable and forfeitable to the Company in designated circumstances.

PROVISION APPLICABLE TO CERTAIN HARDSHIP DISTRIBUTIONS

     7.08 No Participant shall make any elective contribution or employee contribution (within the meaning of Treasury Regulation Section 1.401(k)-l(d)(2)(iv)(B)(4)) (i.e., exercise an Option with cash or check) to the Plan during the twelve-month period after the Participant's receipt of a deemed hardship distribution (within the meaning of Treasury Regulation Section 1.401(k)-1(d)(2)(iv)) from a plan of the Company (or a related party within the provisions of Code Section 414(b), (c), (m) or (o)) containing a cash or deferred arrangement under Section 401(k) of the Code. The preceding sentence shall not apply if and to the extent that the Committee determines it is not necessary to qualify any such plan as a cash or deferred arrangement under
Section 401(k) of the Code.

CERTAIN CONDITIONS TO EXERCISE

     7.09 No Option shall be exercisable unless and until the Company (a) obtains the approval of all regulatory bodies whose approval the Committee may deem necessary or desirable, and (b) complies with all legal requirements deemed applicable by the Committee.

DATE OF EXERCISE

     7.10 An Option shall be considered exercised if and when written notice, signed by the person exercising the Option and stating the number of shares with respect to which the Option is being exercised, is received by the Company on a properly completed form approved for this purpose by the Committee, accompanied by full payment of the Option purchase price in one or more of the forms authorized by the Committee and described in Section 7.03 above for the number of shares to be purchased. No Option may at any time be exercised with respect to a fractional share.

                                  SECTION VIII

                           STOCK APPRECIATION RIGHTS

TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

     8.01 Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the Plan, as shall from time to time be determined by the Committee and to the terms and conditions set forth in this
Section VIII.

TANDEM AND FREE-STANDING RIGHTS

     8.02 Stock Appreciation Rights may be granted in connection with all or any part of an Option, either at the time of the grant of such Option or at any time thereafter during the term of the Option (in either case, "Tandem Stock Appreciation Rights"), or may be granted without reference to an Option ("Free-Standing Stock Appreciation Rights").

TANDEM RIGHTS

     8.03 Tandem Stock Appreciation Rights may be granted either as an alternative or a supplement to a specified Option (the "related" Option). Each Tandem Stock Appreciation Right that is granted as an alternative to an Option shall entitle the holder to receive the amount determined pursuant to Section
8.06 below if and when he surrenders a related Option to purchase one Common Share that is then exercisable. Each Tandem Stock Appreciation Right that is granted as a supplement to an Option shall entitle the Holder to receive the amount determined pursuant to Section 8.06 below if and when the Holder purchases a share under the related Option.

CONSIDERATION FOR GRANT OF RIGHTS

     8.04 Stock Appreciation Rights may be granted for such lawful consideration, including money or other property, tangible or intangible, or labor or services received or to be received by the Company, as the Committee may determine when the Rights are granted. Property for purposes of the preceding sentence shall include an obligation of the Company unless prohibited by applicable law. Subject to the foregoing and the other provisions of this
Section VIII, Stock Appreciation Rights may be exercisable in full at the time of grant or may become exercisable in one or more installments, and at such time or times, as the Committee may determine. The Committee may at any time accelerate the date on which Stock Appreciation Rights become exercisable, and no additional consideration need be received by the Company in exchange for such acceleration. Unless otherwise provided in the Rights, Stock Appreciation Rights, to the extent they become exercisable, may be exercised at any time in whole or in part until they expire or terminate.

TERM OF RIGHTS

     8.05 No Free-Standing Stock Appreciation Right shall be exercisable after the tenth anniversary of the date it was granted, and no Tandem Stock Appreciation Right shall be exercisable after the related Option ceases to be exercisable. The Committee may but need not provide for Stock Appreciation Rights to be exercisable after termination of employment or cessation of service as a Director, as the case may be, until they expire pursuant to the first sentence of this Section 8.05 (or until an earlier date or specified event occurs).

PAYMENT UPON EXERCISE

     8.06 Upon exercise of Stock Appreciation Rights, the Holder thereof shall be entitled to receive cash or Common Shares or a combination of each, as the Committee in its sole discretion may determine, equal to the amount by which the Fair Market Value of a Common Share on the date of such exercise exceeds the Base Price of the Stock Appreciation Rights, multiplied by the number of Stock Appreciation Rights exercised provided that in no event shall a fractional share be issued. In the case of Tandem Stock Appreciation Rights, the Base Price shall be the price at which shares may be purchased under the related Option. In the case of Free-Standing Stock Appreciation Rights, the Base Price shall be the Fair Market Value of a Common Share on the date the Rights were granted. The Committee may provide that, notwithstanding the foregoing, upon exercise of Stock Appreciation Rights at any time during the thirty-day period following a Change in Control (a "Change in Control Period"), including, without limitation, upon exercise of Stock Appreciation Rights which expire before the end of the Change in Control Period in which they are exercised, the amount of cash or shares which a Holder shall be entitled to receive shall equal the amount by which the highest Fair Market Value of a Common Share during such Change in Control Period exceeds the Base Price of the Stock Appreciation Rights multiplied by the number of Stock Appreciation Rights exercised but, in the case of Stock Appreciation Rights that relate to an Incentive Stock Option, not in excess of the maximum amount that may be paid under Code Section 422 without disqualifying such Option as an Incentive Stock Option.

CHARGING OF SHARES FOR RIGHTS

     8.07 The maximum number of shares available for use under the Plan shall be charged only for the number of shares which are actually issued or transferred in settlement of Stock Appreciation Rights and for that number of Common Shares having a Fair Market Value on the date of exercise equal to the cash payable in settlement of such Rights. In the case of an exercise of a Tandem Stock Appreciation Right that is alternative to an Option, if the number of Common Shares previously charged against the maximum number of shares available for use under the Plan on account of the surrendered portion of the Option exceeds the number of shares (if any) actually issued or transferred pursuant to such surrender and that number of Common Shares having a Fair Market Value on the date of exercise equal to any cash payable pursuant to such surrender, the excess may be added back to the number of shares available for use under the Plan.

CERTAIN LIMITATIONS ON EXERCISE OF RIGHTS

     8.08 Unless otherwise determined by the Committee, each Stock Appreciation Right may be exercised, during the Holder's lifetime, only by the Holder or the Holder's guardian or legal representative, and after death only by the Holder's Beneficiary or, absent a Beneficiary, by his estate or by a person who acquired the right to exercise the Right by will or the laws of descent and distribution.

STOCK APPRECIATION RIGHT INSTRUMENTS

     8.09 Each Stock Appreciation Right shall be evidenced by a written instrument, which shall contain such terms and conditions, and shall be in such form, as the Committee shall determine, provided the instrument is consistent with the Plan and incorporates it by reference.

                                   SECTION IX

              CERTAIN CHANGE IN CONTROL, TERMINATION OF EMPLOYMENT
                           AND DISABILITY PROVISIONS

     9.01 Notwithstanding any provision of the Plan to the contrary, any Option or Stock Appreciation Right which is outstanding but not yet exercisable at the time of a Change in Control shall become exercisable at that time. Any Option affected by the preceding sentence shall remain exercisable until it expires or terminates pursuant to its terms and conditions. The Committee may at any time, and subject to such terms and conditions as it may impose:

          (a) authorize the Holder of an Option or Stock Appreciation Right to exercise the Option or Stock Appreciation Right following the termination of the Participant's employment with, or service as a Director of, the Company and its Subsidiaries, or following the Participant's disability, whether or not the Option or Stock Appreciation Right would otherwise be exercisable following such event, provided that in no event may an Option or Right be exercised after the expiration of its term;

          (b) grant Options and Stock Appreciation Rights which become exercisable only in the event of a Change in Control;

          (c) provide for Stock Appreciation Rights to be exercised automatically and only for cash in the event of a Change in Control; and

          (d) provide in advance or at the time of a Change in Control for cash to be paid in settlement of any Option, Stock Appreciation Right, Performance Award or Restricted Stock Award in the event of a Change in Control, either at the election of the Participant or at the election of the Committee.

                                   SECTION X

                   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

ADJUSTMENTS TO BE MADE

     10.01 In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or any other change in the corporate structure of the Company affecting Common Shares, or a sale by the Company of all or part of its assets other than in the normal course of business, or any distribution to shareholders other than a normal cash dividend, the Committee shall make appropriate adjustments in the number and kind of shares authorized by the Plan and any adjustments to outstanding Restricted Stock Awards, Performance Awards, Options and Stock Appreciation Rights (including adjustments in the purchase price or Base Price thereof and in the number and kind of shares issuable thereunder) as it determines appropriate; provided that any such adjustments affecting Incentive Stock Options shall comply with Sections 422 and 424 of the Code.

                                   SECTION XI

                        PLAN EXISTENCE; PLAN AMENDMENTS

EFFECTIVE DATE AND TERMINATION

     11.01 The Plan shall become effective on             , 1997, subject to
shareholder approval that meets the applicable requirements of Section 162(m)(4)(C)(ii) of the Code and the New York Stock Exchange. If not so approved, the Plan and any Stock Incentive granted thereunder and contingent upon such approval, shall be null and void. If so approved, the Plan shall remain in full force and effect until all shares authorized to be issued or transferred hereunder have been exhausted or until the Plan is sooner terminated by the Board of Trustees, and shall continue in effect thereafter with respect to any Stock Incentives outstanding at the time of such termination. In no event shall an Incentive Stock Option be granted under the Plan more than ten (10) years from the date the Plan is adopted by the Board, or the date the Plan is approved by the shareholders of the Company, whichever is earlier.

AMENDMENT AND TERMINATION

     11.02 Subject to any applicable shareholder approval requirements of applicable law or the rules of the New York Stock Exchange, the Plan may be amended by the Board of Trustees at any time and in any respect, including without limitation to qualify Stock Incentives hereunder as performance-based compensation under Code Section 162(m)(4)(C) and to permit or facilitate qualification of Options therefore or thereafter granted as Incentive Stock Options under the Code, provided that, without shareholder approval, no amendment shall

(a) increase the aggregate number of shares which may be issued under Incentive Stock Options under the Plan within the meaning of Proposed Treasury Regulation
Section 1.422A-2(b)(3)(iv) or its successor, or (b) change the material terms of a Performance Goal that were previously approved by shareholders within the meaning of Treasury Regulation Section 1.162-27(e)(4)(vi) or a successor provision, unless the Board shall determine that such approval is not necessary to avoid loss of a deduction under Section 162(m) of the Code, will not avoid such a loss of deduction or is not advisable. The Plan may also be terminated at any time by the Board of Trustees. No amendment or termination of this Plan shall adversely affect any Stock Incentive granted prior to the date of such amendment or termination without the written consent of the Participant.

                                  SECTION XII

                                    GENERAL

GENERAL PROVISIONS

     12.01 Unless otherwise determined by the Committee, no Stock Incentive granted under this Plan may be transferred or assigned by the Holder other than to a Beneficiary, as provided hereunder, or, if none, by will, pursuant to the laws of descent and distribution, or pursuant to a qualified domestic relations order; except that no Incentive Stock Option may be transferred or assigned pursuant to a qualified domestic relations order.

     12.02 Nothing contained in the Plan, nor in any instrument issued pursuant to the Plan, shall confer upon any Participant any right with respect to continuance of employment by, or service as a Director of, as the case may be, the Company, a Subsidiary or affiliate, nor interfere in any way with the right of the Company, a Subsidiary or affiliate, to terminate the employment of, or service as a Director of, any Participant at any time or without assigning any reason therefor.

     12.03 For purposes of this Plan, transfer of employment between the Company and its Subsidiaries and affiliates shall not be deemed termination of employment subject, in the case of Incentive Stock Options and any Rights tandem thereto, to any applicable provisions of Sections 422 and 424 of the Code.

     12.04 The Company and its Subsidiaries may make such provisions as they may deem appropriate for the withholding of any taxes which they determine are required to be withheld in connection with any Stock Incentive. Without limiting the foregoing, the Committee may, subject to such terms and conditions as it may impose, permit or require any withholding tax obligation arising in connection with the grant, exercise, vesting, distribution or payment of any Stock Incentive to be satisfied in whole or in part, with or without the consent of the Holder, by having the Company withhold all or any part of the Common Shares that vest or would otherwise be distributed at such time. Any shares so withheld shall be valued at their Fair Market Value on the date of such withholding.

     12.05 No person (individually or as a member of a group), and no Beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any Common Shares allocated or reserved for the purposes of this Plan, or subject to any Stock Incentive, except as to such Common Shares, if any, as shall have been issued or transferred to him.

     12.06 Unless this Section 12.06 prevents an Option from qualifying as an Incentive Stock Option under Section 422 of the Code or prevents a Stock Incentive from qualifying as performance based compensation under Section 162(m) of the Code, if any day on which action under the Plan must be taken falls on a Saturday, Sunday or legal holiday, such action may be taken on the next succeeding day not a Saturday, Sunday or legal holiday.

     12.07 Without amending the Plan, Stock Incentives may be granted to Participants who are foreign nationals or employed outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purpose of the Plan.

     12.08 Except as provided in Section 6.03, the Committee may amend any outstanding Stock Incentive to the extent it deems appropriate. Such amendment may be unilateral by the Company, except in the case of amendments adverse to the Holder, in which case the Holder's consent is required to any such amendment.

     12.09 Any provision of the Plan to the contrary notwithstanding, and except to the extent that the Committee determines otherwise: (a) transactions with respect to persons whose remuneration is subject to the provisions of Section 162(m) of the Code shall conform to the requirements of Section 162(m)(4)(C) of the Code, and (b) every provision of the Plan shall be administered, interpreted and construed to carry out (a) hereof.

     12.10 Notwithstanding any provision of the Plan to the contrary, the Plan is intended to give the Committee the authority to grant Stock Incentives hereunder that qualify as performance-based compensation under Code Section 162(m)(4)(C) and that do not so qualify. Every provision of the Plan shall be administered, interpreted and construed to carry out such intention and any provision that cannot be so administered, interpreted and construed shall to that extent be disregarded; and any provision of the Plan that would prevent a Stock Incentive that the Committee intends to qualify as performance-based pay under Code Section 162(m)(4)(C) from so qualifying shall be administered, interpreted and construed to carry out such intention and any provision that cannot be so administered, interpreted and construed shall to that extent be disregarded.

     12.11 The validity, construction, interpretation and administration of the Plan and of any determinations or decisions made thereunder, and the rights of all persons having or claiming to have any interest therein or thereunder, shall be governed by, and determined exclusively in accordance with, the laws of the State of Ohio, but without giving effect to the principles of conflicts of laws thereof. Without limiting the generality of the foregoing, the period within which any action arising under or in connection with the Plan must be commenced, shall be governed by the laws of the State of Ohio, without giving effect to the principles of conflicts of laws thereof, irrespective of the place where the act or omission complained of took place and of the residence of any party to such action and irrespective of the place where the action may be brought.

     12.12 The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall include within its meaning the plural and vice versa.

                                  DETACH CARD
--------------------------------------------------------------------------------

REALTY REFUND TRUST -- PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES.

The undersigned hereby appoints ALAN M. KRAUSE, JAMES H. BERICK and SAMUEL S. PEARLMAN as Proxies, each with the full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of beneficial interest of Realty ReFund Trust held of record by the undersigned on December 24, 1997, at the annual meeting of shareholders to be held on January 28, 1998, or at any adjournments thereof.

   1. Approval of the Formation Transactions, which will result in a change in control of the Trust and the replacement of the
      Trustees nominated below.
               [ ]  FOR                              [ ]  AGAINST                              [ ]  ABSTAIN
   2. Election of Trustees, who will be replaced if the
      Formation Transactions are approved.
     FOR all nominees listed below    [ ]                  WITHHOLD AUTHORITY to vote for all nominees listed below    [ ]
     (except as marked to the contrary below)

   Alan M. Krause, James H. Berick, Alvin M. Kendis, Frank L. Kennard and Samuel
                                    S. Pearlman

   INSTRUCTION: (TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
                THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW)

   -----------------------------------------------------------------------------

   3. Approval of Second Amended and Restated Declaration of Trust.

         [ ]  FOR                  [ ]  AGAINST                [ ]  ABSTAIN

   4. Approval of 1997 Stock Incentive and Option Plan.

         [ ]  FOR                  [ ]  AGAINST                [ ]  ABSTAIN

   5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                 (Continued, and to be signed, on the other side)

                                  DETACH CARD
--------------------------------------------------------------------------------

(Continued from the other side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 THROUGH 4.

                                                     Dated................, 19 _

                                                     ...........................
                                                     Signature

                                                     ...........................
                                                     Signature if held jointly

                                                     PLEASE SIGN AND RETURN THE
                                                     PROXY CARD PROMPTLY



                            PLEASE SIGN AND RETURN THIS PROXY WHETHER OR NOT
                                    YOU EXPECT TO ATTEND THE MEETING
                            YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND